Exhibit 10.10.1

BIMCO STANDARD BAREBOAT CHARTER
CODE NAME: "BARECON 2001"

PART I

1. Shipbroker
N/A

2. Place and date
25 May 2018

3. Owners/Place of business (Cl. 1)
Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong

4. Bareboat Charterers/Place of business (Cl. 1)
Jasmer Shipholding Ltd / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands

5. Vessel's name, call sign and flag (Cl. 1 and 3)
APL Atlanta / 3EDF7 / Panama or any other Flag State

6. Type of Vessel
Container

7. GT/NT
43,071 / 26,516

8. When/Where built
2008 / New Century Shipbuilding Co., Ltd.

9. Total DWT (abt.) in metric tons on summer freeboard
56,100

10. Classification Society (Cl. 3)
DNV GL or any other Classification Society

11. Date of last special survey by the Vessel's classification society
21/06/2017

12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3)
IMO No.: 9345972
Length: 256.42 metres
Breadth: 32.20 metres
Depth: 16.75 metres

13. Port or Place of delivery (Cl. 3)
The place of delivery specified under Clause 5(a) of the MOA

14. Time for delivery (Cl. 4)
See Clause 34

15. Cancelling date (Cl. 5)
See Clause 33

16. Port or Place of redelivery (Cl. 15)
At a safe, ice free port or place in such ready safe berth as the Owners may direct

17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15)
See Clause 40

18. Running days' notice if other than stated in Cl. 4
N/A

19. Frequency of dry-docking (Cl. 10(g))
In accordance with Classification Society or Flag State requirements

20. Trading limits (Cl. 6)
Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)

21. Charter period (Cl. 2)
See Clause 32

22. Charter hire (Cl. 11)
See Clause 36

23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii))
N/A

24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV
See Clause 36.10 - neither Clause 11(f) nor Part IV applies

25. Currency and method of payment (Cl. 11)
Dollars/bank transfer

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. ~~Bank~~ Corporate guarantee/~~bond~~ (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~ **Business Days**) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) WANG Yuping **For and on behalf of the Owners** **Name:** WANG Yuping **Title:** Attorney in fact	Signature (Charterers) **For and on behalf of the Charterers** **Name:** **Title:**

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. Bank Corporate guarantee/bond (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~Business Days) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) **For and on behalf of the Owners** **Name:** **Title:**	Signature (Charterers) **For and on behalf of the Charterers** **Name:** Efstratios G. Camatsos **Title:** Attorney-in-Fact

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 In this Charter, the following terms shall have the 2 meanings hereby assigned to them: 3 “The Owners” shall mean the party identified in Box 3; 4 “The Charterers” shall mean the party identified in Box 4; 5 “The Vessel” shall mean the vessel named in Box 5 and 6 with particulars as stated in Boxes 6 to 12. 7 “Financial Instrument” means the mortgage, deed of 8 covenant or other such financial security instrument as 9 annexed to this Charter and stated in Box 28. 10 2. Charter Period 11 In consideration of the hire detailed in Box 22, 12 the Owners have agreed to let and the Charterers have 13 agreed to hire the Vessel for the period stated in Box 21 14 (“The Charter Period”). See also Clause 32 and Clause 15 36. 3. Delivery 16 (not applicable when Part III applies, as indicated in Box 37) 17 (a) The Owners shall before and at the time of delivery 18 exercise due diligence to make the Vessel seaworthy 19 And in every respect ready in hull, machinery and 20 equipment for service under this Charter. 21 The Vessel shall be delivered by the Owners and taken 22 over by the Charterers at the port or place indicated in 23 Box 13 in such ready safe berth as the Charterers may 24 direct. 25 (b) The Vessel shall beis properly documented on 26 delivery in accordance with the laws of the fFlag State 27 indicated in Box 5 and the requirements of the 28 cClassification sSociety stated in Box 10. The Vessel 29 upon delivery shall have her survey cycles up to date and 30 trading and class certificates valid for at least the number 31 of months agreed in Box 12. 32 (c) The delivery of the Vessel by the Owners and the 33 taking over of the Vessel by the Charterers shall 34 constitute a full performance by the Owners of all the 35 Owners’ obligations under this Clause 3, and thereafter 36 the Charterers shall not be entitled to make or assert 37 any claim against the Owners on account of any 38 conditions, representations or warranties expressed or 39 implied with respect to the Vessel but the Owners shall 40 be liable for the cost of but not the time for repairs or 41 renewals occasioned by latent defects in the Vessel, 42 her machinery or appurtenances, existing at the time of 43 delivery under this Charter, provided such defects have 44 manifested themselves within twelve (12) months after 45 delivery unless otherwise provided in Box 32. 46 4. Time for Delivery See Clauses 32 and 34 47 (not applicable when Part III applies, as indicated in Box 37) 48 The Vessel shall not be delivered before the date 49 indicated in Box 14 without the Charterers’ consent and 50 the Owners shall exercise due diligence to deliver the 51 Vessel not later than the date indicated in Box 15. 52 Unless otherwise agreed in Box 18, the Owners shall 53 give the Charterers not less than thirty (30) running days’ 54 preliminary and not less than fourteen (14) running days’ 55 definite notice of the date on which the Vessel is 56 expected to be ready for delivery. 57 The Owners shall keep the Charterers closely advised 58 of possible changes in the Vessel’s position. 59 5. Cancelling See Clause 33 60 (not applicable when Part III applies, as indicated in Box 37) 61 (a) Should the Vessel not be delivered latest by the 62 cancelling date indicated in Box 15, the Charterers shall 63 have the option of cancelling this Charter by giving the 64 Owners notice of cancellation within thirty-six (36) 65 running hours after the cancelling date stated in Box 66 15, failing which this Charter shall remain in full force 67 and effect. 68 (b) If it appears that the Vessel will be delayed beyond 69 the cancelling date, the Owners may, as soon as they 70 are in a position to state with reasonable certainty the 71 day on which the Vessel should be ready, give notice 72 thereof to the Charterers asking whether they will 73 exercise their option of cancelling, and the option must 74 then be declared within one hundred and sixty-eight 75 (168) running hours of the receipt by the Charterers of 76 such notice or within thirty-six (36) running hours after 77 the cancelling date, whichever is the earlier. If the 78 Charterers do not then exercise their option of cancelling, 79 the seventh day after the readiness date stated in the 80 Owners’ notice shall be substituted for the cancelling 81 date indicated in Box 15 for the purpose of this Clause 5. 82 (c) Cancellation under this Clause 5 shall be without 83 prejudice to any claim the Charterers may otherwise 84 have on the Owners under this Charter. 85 6. Trading Restrictions See also Clauses 46.1(n) and 86 46.1(o) and 46.1(q) The Vessel shall be employed in lawful trades for the 87 carriage of suitable lawful merchandise within the trading 88 limits indicated in Box 20. 89 The Charterers undertake not to employ the Vessel or 90 suffer the Vessel to be employed otherwise than in 91 conformity with the terms of the contracts of insurance 92 (including any warranties expressed or implied therein) 93 without first obtaining the consent of the insurers to such 94 employment and complying with such requirements as 95 to extra premium or otherwise as the insurers may 96 prescribe. 97 The Charterers also undertake not to employ the Vessel 98 or suffer her employment in any trade or business which 99 is forbidden by the law of any country to which the Vessel 100 may sail or is otherwise illicit or in carrying illicit or 101 prohibited goods or in any manner whatsoever which 102 may render her liable to condemnation, destruction, 103 seizure or confiscation. 104 Notwithstanding any other provisions contained in this 105 Charter it is agreed that nuclear fuels or radioactive 106 products or waste are specifically excluded from the 107 cargo permitted to be loaded or carried under this 108 Charter. This exclusion does not apply to radio-isotopes 109 used or intended to be used for any industrial, 110 commercial, agricultural, medical or scientific purposes 111 provided the Owners’ prior approval has been obtained 112 to loading thereof. 113 7. Surveys on Delivery and Redelivery 114 (not applicable when Part III applies, as indicated in Box 37) 115 The Owners and Charterers shall each appoint 116 surveyors for the purpose of determining and agreeing 117 in writing the condition of the Vessel at the time of 118 delivery and redelivery pursuant to Clause 40.3 (with 119 the relevant costs paid by the Charterers).hereunder. The Owners shall bear all expenses of the On-hire Survey including loss 120 of time, if any, and the Charterers shall bear all expenses 121 of the Off-hire Survey including loss of time, if any, at 122 the daily equivalent to the rate of hire or pro rata thereof. 123 8. Inspection 124 The Owners shall have the right at any time either (i) 125 once every calendar year provided no Potential Termination Event or Termination Event has occurred (after giving reasonable notice to the Charterers and provided that the Owners do not unduly interfere with or cause delay to the commercial operation of the Vessel) or (ii) at any time following the occurrence of a Potential Termination Event or Termination Event and for as long as it is continuing (after giving reasonable notice to the Charterers), to inspect or survey 126 the Vessel or instruct a duly authorised surveyor to carry 127 out such survey on their behalf:- 128 (a) to ascertain the condition of the Vessel and satisfy 129 themselves that the Vessel is being properly repaired 130 and maintained. The costs and fees for such inspection 131 or survey shall be paid by the Charterers, subject to the 132 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel is found to require repairs or maintenance in order to 133 achieve the condition so provided; 134 (b) in dry-dock if the Charterers have not dry-docked 135 Her in accordance with Clause 10(g). The costs and fees 136 for such inspection or survey shall be paid by the 137 Charterers, subject to the above conditions as may be 138 applicable from lines 125 to 128; and (c) for any other commercial reason they consider 139 necessary (provided it does not unduly interfere with 140 the commercial operation of the Vessel). The costs and 141 fees for such inspection and survey shall be paid by the 142 OwnersCharterers, subject to the above conditions as 143 may be applicable from lines 125 to 128. All time used in respect of inspection, survey or repairs 144 shall be for the Charterers’ account and form part of the 145 Charter Period. 146 The Charterers shall also permit the Owners to inspect 147 the Vessel’s log books whenever requested and shall 148 whenever required by the Owners furnish them with full 149 information regarding any casualties or other accidents 150 or damage to the Vessel. 151 The Charterers shall provide such necessary assistance to the Owners, their representatives or agents in respect of any inspection hereunder. 9. Inventories, Oil and Stores See Clause 34.7 152 A complete inventory of the Vessel’s entire equipment, 153 outfit including spare parts, appliances and of all 154 consumable stores on board the Vessel shall be made 155 by the Charterers in conjunction with the Owners on 156 delivery and again on redelivery of the Vessel. The 157 Charterers and the Owners, respectively, shall at the 158 time of delivery and redelivery take over and pay for all 159 bunkers, lubricating oil, unbroached provisions, paints, 160 ropes and other consumable stores (excluding spare 161 parts) in the said Vessel at the then current market prices 162 at the ports of delivery and redelivery, respectively. The 163 Charterers shall ensure that all spare parts listed in the 164 inventory and used during the Charter Period are 165 replaced at their expense prior to redelivery of the 166 Vessel. 167 10. Maintenance and Operation 168 (a)(i)Maintenance and Repairs - During the Charter 169 Period the Vessel shall be in the full possession 170 and at the absolute disposal for all purposes of the 171 Charterers and under their complete control in 172 every respect. The Charterers shall maintain the 173 Vessel, her machinery, boilers, appurtenances and 174 spare parts in a good state of repair, in efficient 175 operating condition and in accordance with good 176 commercial maintenance practice and, except as 177 provided for in Clause 14(l), if applicable, at their 178 own expense they shall at all times keep the 179 Vessel’s Class classification fully up to date with 180 the Classification Society indicated in Box 10 and maintain all other 181 necessary certificates in force at all times. 182 (ii) New Class and Other Safety Requirements - In the 183 event of any improvement, structural changes or 184 new equipment becoming necessary for the 185 continued operation of the Vessel by reason of new 186 class requirements or by compulsory legislation 187 costing (excluding the Charterers’ loss of time) 188 more than the percentage stated in Box 23, or if 189 Box 23 is left blank, 5 per cent. of the Vessel’s 190 insurance value as stated in Box 29, then the 191 extent, if any, to which the rate of hire shall be varied 192 and the ratio in which the cost of compliance shall 193 be shared between the parties concerned in order 194 to achieve a reasonable distribution thereof as 195 between the Owners and the Charterers having 196 regard, inter alia, to the length of the period 197 remaining under this Charter shall, in the absence 198 of agreement, be referred to the dispute resolution 199 method agreed in Clause 30., the Charterers shall 200 ensure that the same are complied with and the time and costs of compliance shall be for the Charterers’ account. (iii) Financial Security - The Charterers shall maintain 201 financial security or responsibility in respect of third 202 party liabilities as required by any government, 203 including federal, state or municipal or other division 204 or authority thereof, to enable the Vessel, without 205 penalty or charge, lawfully to enter, remain at, or 206 leave any port, place, territorial or contiguous 207 waters of any country, state or municipality in 208 performance of this Charter without any delay. This 209 obligation shall apply whether or not such 210 requirements have been lawfully imposed by such 211 government or division or authority thereof. 212 The Charterers shall make and maintain all arrange- 213 ments by bond or otherwise as may be necessary to 214 satisfy such requirements at the Charterers’ sole 215 expense and the Charterers shall indemnify the Owners 216 against all consequences whatsoever (including loss of 217 time) for any failure or inability to do so. 218 (b) Operation of the Vessel - The Charterers shall at 219 their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 required, repair the Vessel during the Charter Period 222 and they shall pay all charges and expenses of every 223 kind and nature whatsoever incidental to their use and 224 operation of the Vessel under this Charter, including 225 annual flag Flag State fees and any foreign general 226 municipality and/or state taxes. The Master, officers 227 and crew of the Vessel shall be the servants of the Charterers 228 for all purposes whatsoever, even if for any reason 229 appointed by the Owners. 230 Charterers shall comply with the regulations regarding 231 officers and crew in force in the country of the Vessel’s 232 flag or any other applicable law. 233 (c) The Charterers shall keep the Owners and the 234 mMortgagee(s) advised of the intended employment 235 (other than in respect of time charterers which are less than 13 months in duration (after including any optional extension periods)), planned dry-docking (other than the periodical dry- 236 docking referred to under paragraph (g) below) and major repairs of the Vessel, as reasonably required. 237 (d) Flag and Name of Vessel – During the Charter 238 Period, the Charterers shall have the liberty to paint the 239 Vessel in their own colours, install and display their 240 funnel insignia and fly their own house flag (with all fees, 241 costs and expenses arising in relation thereto for the Charterers account). The Charterers shall also have the liberty, with the Owners’ 242 consent, which shall not be unreasonably withheld, to 243 change the flag of the Vessel to that of another Flag 244 State (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) and/or with the Owners’ consent, the name of the Vessel (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) during the Charter Period. Any Ppainting and re-painting, 245 instalment and re-instalment, registration (including maintenance 246 and renewal thereof) and re-registration, if required by the Owners, shall be at the Charterers’ 247 expense and time. If the Flag State requires the 248 Owners to establish a physical presence or office in the jurisdiction of such Flag State, all fees, costs and expenses payable by the Owners to establish and maintain such physical presence or office shall be for the account of the Charterers. (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 classification or value or changes in the machinery, boilers, appurten- ances or spare parts thereof without in each instance 252 first securing the Owners’ approval thereof. If the Owners 253 so agree, the Charterers shall, if the Owners so require, 254 restore the Vessel to its former condition before the 255 termination of this Charter. 256 (f) Use of the Vessel’s Outfit, Equipment and 257 Appliances - The Charterers shall have the use of all 258 outfit, equipment, and appliances on board the Vessel 259 at the time of delivery, provided the same or their 260 substantial equivalent shall be returned to the Owners 261 on redelivery (without prejudice to Clauses 40.6 and 262 40.7 and if redelivery is required pursuant to this Charter) in the same good order and condition as when received, ordinary wear and tear excepted. The 263 Charterers shall from time to time during the Charter 264 Period replace such items of equipment as shall be so 265 damaged or worn as to be unfit for use. The Charterers 266 are to procure that all repairs to or replacement of any 267 damaged, worn or lost parts or equipment be effected 268 in such manner (both as regards workmanship and 269 quality of materials) as not to diminish the value of the 270 Vessel. Title of any equipment so replaced shall vest 271 in and remain with the Owners. The Charterers have the right to fit additional equipment at their expense and risk (provided that no 272 permanent structural damage is caused to the Vessel by reason of such installation) andbut the Charterers shall, at their expense, remove such equipment and 273 make good any damage caused by the fitting or removal of such additional equipment before the Vessel is redelivered to the Owners pursuant to Clause 40.3 and without prejudice to Clauses 40.6 and 40.7,at the end of the period if requested by the Owners. Any equipment including radio 274 equipment on hire on the Vessel at time of delivery shall 275 be kept and maintained by the Charterers and the 276 Charterers shall assume the obligations and liabilities 277 of the Owners under any lease contracts in connection 278 therewith and shall reimburse the Owners for all 279 expenses incurred in connection therewith, also for any 280 new equipment required in order to comply with radio 281 regulations. 282 (g) Periodical Dry-Docking - The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 parts whenever the same may be necessary, but not 285 less than once during the period stated in Box 19 or, if 286 Box 19 has been left blank, every sixty (60) calendar 287 months after delivery or such other period as may be 288 required by the Classification Society or flag State. 289 11. Hire See Clause 36 290 (a) The Charterers shall pay hire due to the Owners 291 punctually in accordance with the terms of this Charter 292 in respect of which time shall be of the essence. 293 (b) The Charterers shall pay to the Owners for the hire 294 of the Vessel a lump sum in the amount indicated in 295 Box 22 which shall be payable not later than every thirty 296 (30) running days in advance, the first lump sum being 297 payable on the date and hour of the Vessel’s delivery to 298 the Charterers. Hire shall be paid continuously 299 throughout the Charter Period. 300 (c) Payment of hire shall be made in cash without 301 discount in the currency and in the manner indicated in 302 Box 25 and at the place mentioned in Box 26. 303 (d) Final payment of hire, if for a period of less than 304 thirty (30) running days, shall be calculated proportionally 305 according to the number of days and hours remaining 306 before redelivery and advance payment to be effected 307 accordingly. 308 (e) Should the Vessel be lost or missing, hire shall 309 cease from the date and time when she was lost or last 310 heard of. The date upon which the Vessel is to be treated 311 as lost or missing shall be ten (10) days after the Vessel 312 was last reported or when the Vessel is posted as 313 missing by Lloyd’s, whichever occurs first. Any hire paid 314 in advance to be adjusted accordingly. 315 (f) Any delay in payment of hire shall entitle the 316 Owners to interest at the rate per annum as agreed 317 in Box 24. If Box 24 has not been filled in, the three months 318 Interbank offered rate in London (LIBOR or its successor) 319 for the currency stated in Box 25, as quoted by the British 320 Bankers’ Association (BBA) on the date when the hire 321 fell due, increased by 2 per cent., shall apply. 322 (g) Payment of interest due under sub-clause 11(f) 323 shall be made within seven (7) running days of the date 324 of the Owners’ invoice specifying the amount payable 325 or, in the absence of an invoice, at the time of the next 326 hire payment date. 327 12. Mortgage See Clause 35 328 (only to apply if Box 28 has been appropriately filled in) 329 *) (a) The Owners warrant that they have not effected 330 any mortgage(s) of the Vessel and that they shall not 331 effect any mortgage(s) without the prior consent of the 332 Charterers, which shall not be unreasonably withheld. 333 *) (b) The Vessel chartered under this Charter is financed 334 by a mortgage according to the Financial Instrument. 335 The Charterers undertake to comply, and provide such 336 information and documents to enable the Owners to 337 comply, with all such instructions or directions in regard 338 to the employment, insurances, operation, repairs and 339 maintenance of the Vessel as laid down in the Financial 340 Instrument or as may be directed from time to time during 341 the currency of the Charter by the mortgagee(s) in 342 conformity with the Financial Instrument. The Charterers 343 confirm that, for this purpose, they have acquainted 344 themselves with all relevant terms, conditions and 345 provisions of the Financial Instrument and agree to 346 acknowledge this in writing in any form that may be 347 required by the mortgagee(s). The Owners warrant that 348 they have not effected any mortgage(s) other than stated 349 in Box 28 and that they shall not agree to any 350 amendment of the mortgage(s) referred to in Box 28 or 351 effect any other mortgage(s) without the prior consent 352 of the Charterers, which shall not be unreasonably 353 withheld. 354 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 indicate alternative agreed in Box 28). 356 13. Insurance and Repairs See also Clause 38 357 (a) Subject and without prejudice to Clause 38, 358 Dduring the Charter Period the Vessel shall be kept insured by the Charterers at their expense against hull 359 and machinery, marine and war (including blocking 360 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) (and any risks against which it is compulsory to insure 361 for the operation of the Vessel, including but not limited 362 to maintaining financial security in accordance with sub-clause 363 10(a)(iii)) in such form as the Owners shall in writing 364 approve, which approval shall not be un-reasonably 365 withheld. During the Charter Period, the Charterers 366 shall procure (at Charterers’ expense) that there are in place innocent Owners’ interest insurance, Owner’s additional perils (pollution) insurance and if applicable Mortgagees’ interest insurance and Mortgagees’ additional perils (pollution) insurance. Such insurances as specified in this Clause 13 shall be arranged by the Charterers to protect the interests of both the Owners 367 and the Charterers and the mortgageeMortgagee(s) (if 368 any),. and The Charterers shall be at liberty to protect under such 369 insurances the interests of any managers they may 370 appoint. Insurance policies shall cover the Owners and 371 the Charterers and the Mortgagees (if any) according to 372 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. Subject to the provisions of the Financial Instruments (if 373 any), if and the agreed loss payable clauses, any, and the approval of the Owners and the insurers, 374 the Charterers shall effect all insured repairs and shall 375 undertake settlement and reimbursement from the 376 insurers of all costs in connection with such repairs as 377 well as insured charges, expenses and liabilities to the 378 extent of coverage under the insurances herein provided 379 for. 380 The Charterers also to remain responsible for and to 381 effect repairs and settlement of costs and expenses 382 incurred thereby in respect of all other repairs not 383 covered by the insurances and/or not exceeding any 384 possible franchise(s) or deductibles provided for in the 385 insurances. 386 All time used for repairs under the provisions of sub- 387 clause 13(a) and for repairs of latent defects according 388 to Clause 3(c) above, including any deviation, shall be 389 for the Charterers’ account. 390 (b) If the conditions of the above insurances permit 391 additional insurance to be placed by the parties, such 392 cover shall be limited to the amount for each party set 393 out in Box 30 and Box 31, respectively. The Owners or 394 the Charterers as the case may be shall immediately 395 furnish the other partyOwners with particulars of any 396 additional insurance effected, including copies of any cover notes 397 or policies and the written consent of the insurers of 398 any such required insurance in any case where the 399 consent of such insurers is necessary. The Charterers 400 hereby undertake that any additional insurances that they arrange now or in the future will always be compliant with the terms of the underlying hull and machinery policies. (c) The Charterers shall upon the request of the 401 Owners, provide information and promptly execute such 402 documents as may be required to enable the Owners to 403 comply with the insurance provisions of the each 404 Financial Instrument (if any). 405 (d) Subject to the provisions of the Financial Instru- 406 ments, if any, and Clause 38 and Clause 40, should the 407 Vessel become an actual, constructive, compromised or agreed a tTotal lLoss under 408 the insurances required under sub-clause 13(a), all 409 insurance payments for such loss shall be paid to the 410 Owners (or if applicable, their financiers) in 411 accordance with the agreed loss payable clauses who shall distribute the moneys between the Owners and the Charterers according to their respective 412 interests. The Charterers undertake to notify the Owners 413 and the mortgageeMortgagee(s), if any, of any 414 occurrences in consequence of which the Vessel is likely to become a 415 Ttotal Lloss as defined in this Clause. 416 (e) The Owners shall upon the request of the 417 Charterers, promptly execute such documents as may 418 be required to enable the Charterers to abandon the 419 Vessel to insurers and claim a constructive total loss. 420 (f) For the purpose of insurance coverage against hull 421 and machinery and war risks under the provisions of 422 sub-clause 13(a), the value of the Vessel is the sum 423 indicated in Box 29Clause 38. 424 14. Insurance, Repairs and Classification – intentionally 425 omitted (Optional, only to apply if expressly agreed and stated 426 in Box 29, in which event Clause 13 shall be considered 427 deleted). 428 (a) During the Charter Period the Vessel shall be kept 429 insured by the Owners at their expense against hull and 430 machinery and war risks under the form of policy or 431 policies attached hereto. The Owners and/or insurers 432 shall not have any right of recovery or subrogation 433 against the Charterers on account of loss of or any 434 damage to the Vessel or her machinery or appurt- 435 enances covered by such insurance, or on account of 436 payments made to discharge claims against or liabilities 437 of the Vessel or the Owners covered by such insurance. 438 Insurance policies shall cover the Owners and the 439 Charterers according to their respective interests. 440 (b) During the Charter Period the Vessel shall be kept 441 insured by the Charterers at their expense against 442 Protection and Indemnity risks (and any risks against 443 which it is compulsory to insure for the operation of the 444 Vessel, including maintaining financial security in 445 accordance with sub-clause 10(a)(iii)) in such form as 446 the Owners shall in writing approve which approval shall 447 not be unreasonably withheld. 448 (c) In the event that any act or negligence of the 449 Charterers shall vitiate any of the insurance herein 450 provided, the Charterers shall pay to the Owners all 451 losses and indemnify the Owners against all claims and 452 demands which would otherwise have been covered by 453 such insurance. 454 (d) The Charterers shall, subject to the approval of the 455 Owners or Owners’ Underwriters, effect all insured 456 repairs, and the Charterers shall undertake settlement 457 of all miscellaneous expenses in connection with such 458 repairs as well as all insured charges, expenses and 459 liabilities, to the extent of coverage under the insurances 460 provided for under the provisions of sub-clause 14(a). 461 The Charterers to be secured reimbursement through 462 the Owners’ Underwriters for such expenditures upon 463 presentation of accounts. 464 (e) The Charterers to remain responsible for and to 465 effect repairs and settlement of costs and expenses 466 incurred thereby in respect of all other repairs not 467 covered by the insurances and/or not exceeding any 468 possible franchise(s) or deductibles provided for in the 469 insurances. 470 (f) All time used for repairs under the provisions of 471 sub-clauses 14(d) and 14(e) and for repairs of latent 472 defects according to Clause 3 above, including any 473 deviation, shall be for the Charterers’ account and shall 474 form part of the Charter Period. 475 The Owners shall not be responsible for any expenses 476 as are incident to the use and operation of the Vessel 477 for such time as may be required to make such repairs. 478 (g) If the conditions of the above insurances permit 479 additional insurance to be placed by the parties such 480 cover shall be limited to the amount for each party set 481 out in Box 30 and Box 31, respectively. The Owners or 482 the Charterers as the case may be shall immediately 483 furnish the other party with particulars of any additional 484 insurance effected, including copies of any cover notes 485 or policies and the written consent of the insurers of 486 any such required insurance in any case where the 487 consent of such insurers is necessary. 488 (h) Should the Vessel become an actual, constructive, 489 compromised or agreed total loss under the insurances 490 required under sub-clause 14(a), all insurance payments 491 for such loss shall be paid to the Owners, who shall 492 distribute the moneys between themselves and the 493 Charterers according to their respective interests. 494 (i) If the Vessel becomes an actual, constructive, 495 compromised or agreed total loss under the insurances 496 arranged by the Owners in accordance with sub-clause 497 14(a), this Charter shall terminate as of the date of such 498 loss. 499 (j) The Charterers shall upon the request of the 500 Owners, promptly execute such documents as may be 501 required to enable the Owners to abandon the Vessel 502 to the insurers and claim a constructive total loss. 503 (k) For the purpose of insurance coverage against hull 504 and machinery and war risks under the provisions of 505 sub-clause 14(a), the value of the Vessel is the sum 506 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 14, if applicable, the Owners shall keep the Vessel’s 510 Class fully up to date with the Classification Society 511 indicated in Box 10 and maintain all other necessary 512 certificates in force at all times. 513 15. Redelivery See Clause 40 514 At the expiration of the Charter Period the Vessel shall 515 be redelivered by the Charterers to the Owners at a 516 safe and ice-free port or place as indicated in Box 16, in 517 such ready safe berth as the Owners may direct. The 518 Charterers shall give the Owners not less than thirty 519 (30) running days’ preliminary notice of expected date, 520 range of ports of redelivery or port or place of redelivery 521 and not less than fourteen (14) running days’ definite 522 notice of expected date and port or place of redelivery. 523 Any changes thereafter in the Vessel’s position shall be 524 notified immediately to the Owners. 525 The Charterers warrant that they will not permit the 526 Vessel to commence a voyage (including any preceding 527 ballast voyage) which cannot reasonably be expected 528 to be completed in time to allow redelivery of the Vessel 529 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 The Charter Period, the Charterers shall pay the daily 532 equivalent to the rate of hire stated in Box 22 plus 10 533 per cent. or to the market rate, whichever is the higher, 534 for the number of days by which the Charter Period is 535 exceeded. All other terms, conditions and provisions of 536 this Charter shall continue to apply. 537 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 structure, state, condition and class as that in which she 540 was delivered, fair wear and tear not affecting class 541 excepted. 542 The Vessel upon redelivery shall have her survey cycles 543 up to date and trading and class certificates valid for at 544 least the number of months agreed in Box 17. 545 16. Non-Lien 546 Other than Permitted Security Interests, Tthe 547 Charterers will not suffer, nor permit to be continued, any lien or encumbrance incurred by them or their 548 agents, which might have priority over the title and 549 interest of the Owners in the Vessel. The Charterers 550 further agree to fasten to the Vessel in a conspicuous 551 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 “This Vessel is the property of (name of Owners). It is 554 under charter to (name of Charterers) and by the terms 555 of the Charter Party neither the Charterers nor the 556 Master have any right, power or authority to create, incur 557 or permit to be imposed on the Vessel any lien 558 whatsoever.” 559 or a notice in such form as required by any Mortgagee(s). 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 and 50 (a) The Charterers shall indemnify the Owners against 561 any loss, damage or expense incurred by the Owners 562 arising out of or in relation to the operation of the Vessel 563 by the Charterers, and against any lien of whatsoever 564 nature arising out of an event occurring during the 565 Charter Period. If the Vessel be arrested or otherwise 566 detained by reason of claims or liens arising out of her 567 operation hereunder by the Charterers, the Charterers 568 shall at their own expense take all reasonable steps to 569 secure that within a reasonable time the Vessel is 570 released, including the provision of bail. 571 Without prejudice to the generality of the foregoing, the 572 Charterers agree to indemnify the Owners against all 573 consequences or liabilities arising from the Master, 574 officers or agents signing Bills of Lading or other 575 documents. 576 (b) If the Vessel be arrested or otherwise detained by 577 reason of a claim or claims against the Owners, the 578 Owners shall at their own expense take all reasonable 579 steps to secure that within a reasonable time the Vessel 580 is released, including the provision of bail. 581 In such circumstances the Owners shall indemnify the 582 Charterers against any loss, damage or expense 583 incurred by the Charterers (including hire paid under 584 this Charter) as a direct consequence of such arrest or 585 detention. 586 18. Lien 587 The Owners to have a lien upon all cargoes, sub-hires 588 and sub-freights belonging or due to the Charterers or 589 any sub-charterers and any Bill of Lading freight for all 590 claims under this Charter, and the Charterers to have a 591 lien on the Vessel for all moneys paid in advance and 592 not earned. 593 19. Salvage 594 All salvage and towage performed by the Vessel shall 595 be for the Charterers’ benefit and the cost of repairing 596 damage occasioned thereby shall be borne by the 597 Charterers. 598 20. Wreck Removal 599 In the event of the Vessel becoming a wreck or 600 obstruction to navigation the Charterers shall indemnify 601 the Owners against any sums whatsoever which the 602 Owners shall become liable to pay and shall pay in 603 consequence of the Vessel becoming a wreck or 604 obstruction to navigation. 605 21. General Average 606 The Owners shall not contribute to General Average. 607 22. Assignment, Sub-Charter and Sale (see Clauses 608 46.1(v)) and 40.3) (a) The Charterers shall not assign this Charter nor 609 sub-charter the Vessel on a bareboat basis except with 610 the prior consent in writing of the Owners, which shall 611 not be unreasonably withheld, and subject to such terms 612 and conditions as the Owners shall approve. 613 (b) The Owners shall not sell the Vessel during the 614 currency of this Charter except with the prior written 615 consent of the Charterers, which shall not be unreason- 616 ably withheld, and subject to the buyer accepting an 617 assignment of this Charter. 618 23. Contracts of Carriage 619 *) (a) The Charterers are to procure that all documents 620 issued during the Charter Period evidencing the terms 621 and conditions agreed in respect of carriage of goods 622 shall contain a paramount clause incorporating any 623 legislation relating to carrier’s liability for cargo 624 compulsorily applicable in the trade; if no such legislation 625 exists, the documents shall incorporate the Hague-Visby 626 Rules. The documents shall also contain the New Jason 627 Clause and the Both-to-Blame Collision Clause. 628 *) (b) The Charterers are to procure that all passenger 629 tickets issued during the Charter Period for the carriage 630 of passengers and their luggage under this Charter shall 631 contain a paramount clause incorporating any legislation 632 relating to carrier’s liability for passengers and their 633 luggage compulsorily applicable in the trade; if no such 634 legislation exists, the passenger tickets shall incorporate 635 the Athens Convention Relating to the Carriage of 636 Passengers and their Luggage by Sea, 1974, and any 637 protocol thereto. 638 *) Delete as applicable. 639 24. Bank Corporate Guarantee 640 (Optional, only to apply if Box 27 filled in) 641 The Charterers undertake to furnish, on or about the 642 date of this Charter before delivery of the Vessel, a first class bank a corporate guarantee from 643 the Guarantor or bond in the sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter the other Security Documents (as the case may be) as 645 security, in each case for full performance of their obligations under this Charter. 646 25. Requisition/Acquisition 647 (a) Subject to the provisions of the Financial 648 Instruments (if any) and the General Assignment, Iin the event of the Requisition for Hire of the Vessel by any governmental or other competent authority 649 (hereinafter referred to as “Requisition for Hire”) 650 irrespective of the date during the Charter Period when 651 “Requisition for Hire” may occur and irrespective of the 652 length thereof and whether or not it be for an indefinite 653 or a limited period of time, and irrespective of whether it 654 may or will remain in force for the remainder of the 655 Charter Period, this Charter shall not be deemed thereby 656 or thereupon to be frustrated or otherwise terminated 657 and the Charterers shall continue to pay the stipulated 658 hire in the manner provided by this Charter until the time 659 when the Charter would have terminated pursuant to 660 any of the provisions hereof always provided however 661 that if all hire has been paid by the Charterers 662 hereunder then in the event of “Requisition for Hire” any Requisition Hire or compensation is received or receivable by the 663 Owners, the same shall be payable to the Charterers 664 during the remainder of the Charter Period or the period of the 665 “Requisition for Hire” whichever be the shorter. 666 (b) In the event of the Owners being deprived of their 667 ownership in the Vessel by any Compulsory Acquisition 668 of the Vessel or requisition for title by any governmental 669 or other competent authority (hereinafter referred to as 670 “Compulsory Acquisition”), then, irrespective of the date 671 during the Charter Period when “Compulsory Acqui- 672 sition” may occur, this Charter shall be deemed 673 terminated as of the date of such “Compulsory 674 Acquisition”. In such event Charter Hire to be considered 675 as earned and to be paid up to the date and time of 676 such “Compulsory Acquisition”. 677 26. War 678 (a) Subject to the provisions of the Financial 679 Instruments (if any), Ffor the purpose of this Clause, the words “War Risks” shall include any war (whether actual or 680 threatened), act of war, civil war, hostilities, revolution, 681 rebellion, civil commotion, warlike operations, the laying 682 of mines (whether actual or reported), acts of piracy, 683 acts of terrorists, acts of hostility or malicious damage, 684 blockades (whether imposed against all vessels or 685 imposed selectively against vessels of certain flags or 686 ownership, or against certain cargoes or crews or 687 otherwise howsoever), by any person, body, terrorist or 688 political group, or the Government of any state 689 whatsoever, which may be dangerous or are likely to be 690 or to become dangerous to the Vessel, her cargo, crew 691 or other persons on board the Vessel. 692 (b) Without first obtaining the consent of the 693 insurers to such employment and complying with the terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements as may be prescribed by the insurers, tThe Vessel, unless the written consent of the Owners be first obtained, shall not continue to or go 694 through any port, place, area or zone (whether of land 695 or sea), or any waterway or canal, where it reasonably 696 appears that the Vessel, her cargo, crew or other 697 persons on board the Vessel, in the reasonable 698 judgement of the Owners, may be, or are likely to be, 699 exposed to War Risks. Should the Vessel be within any 700 such place as aforesaid, which only becomes danger- 701 ous, or is likely to be or to become dangerous, after her 702 entry into it, the Owners shall have the right to require 703 the Vessel to leave such area. 704 (c) The Vessel shall not load contraband cargo, or to 705 pass through any blockade, whether such blockade be 706 imposed on all vessels, or is imposed selectively in any 707 way whatsoever against vessels of certain flags or 708 ownership, or against certain cargoes or crews or 709 otherwise howsoever, or to proceed to an area where 710 she shall be subject, or is likely to be subject to 711 a belligerent’s right of search and/or confiscation. 712 (d) If the insurers of the war risks insurance, when 713 Clause 14 is applicable, should require payment of 714 premiums and/or calls because, pursuant to the 715 Charterers’ orders, the Vessel is within, or is due to enter 716 and remain within, any area or areas which are specified 717 by such insurers as being subject to additional premiums 718 because of War Risks, then such premiums and/or calls 719 shall be reimbursed by the Charterers to the Owners at 720 the same time as the next payment of hire is due. 721 (e) The Charterers shall have the liberty: 722 (i) to comply with all orders, directions, recommend- 723 ations or advice as to departure, arrival, routes, 724 sailing in convoy, ports of call, stoppages, 725 destinations, discharge of cargo, delivery, or in any 726 other way whatsoever, which are given by the 727 Government of the Nation under whose flag the 728 Vessel sails, or any other Government, body or 729 group whatsoever acting with the power to compel 730 compliance with their orders or directions; 731 (ii) to comply with the orders, directions or recom- 732 mendations of any war risks underwriters who have 733 the authority to give the same under the terms of 734 the war risks insurance; 735 (iii) to comply with the terms of any resolution of the 736 Security Council of the United Nations, any 737 directives of the European Community, the effective 738 orders of any other Supranational body which has 739 the right to issue and give the same, and with 740 national laws aimed at enforcing the same to which 741 the Owners are subject, and to obey the orders 742 and directions of those who are charged with their 743 enforcement. 744 (f) In the event of outbreak of war (whether there be a 745 declaration of war or not) (i) between any two or more 746 of the following countries: the United States of America; 747 Russia; the United Kingdom; France; and the People’s 748 Republic of China, (ii) between any two or more of the 749 countries stated in Box 36, both the Owners and the 750 Charterers shall have the right to cancel this Charter, 751 whereupon the Charterers shall redeliver the Vessel to 752 the Owners in accordance with Clause 15, if the Vessel 753 has cargo on board after discharge thereof at 754 destination, or if debarred under this Clause from 755 reaching or entering it at a near, open and safe port as 756 directed by the Owners, or if the Vessel has no cargo 757 on board, at the port at which the Vessel then is or if at 758 sea at a near, open and safe port as directed by the 759 Owners. In all cases hire shall continue to be paid in 760 accordance with Clause 11 and except as aforesaid all 761 other provisions of this Charter shall apply until 762 redeliverythe end of the Security Period. 763 27. Commission – intentionally omitted 764 The Owners to pay a commission at the rate indicated 765 in Box 33 to the Brokers named in Box 33 on any hire 766 paid under the Charter. If no rate is indicated in Box 33, 767 the commission to be paid by the Owners shall cover 768 the actual expenses of the Brokers and a reasonable 769 fee for their work. 770 If the full hire is not paid owing to breach of the Charter 771 by either of the parties the party liable therefor shall 772 indemnify the Brokers against their loss of commission. 773 Should the parties agree to cancel the Charter, the 774 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 28. Termination See Clauses 40 and 44 778 (a) Charterers’ Default 779 The Owners shall be entitled to withdraw the Vessel from 780 the service of the Charterers and terminate the Charter 781 with immediate effect by written notice to the Charterers if: 782 (i) the Charterers fail to pay hire in accordance with 783 Clause 11. However, where there is a failure to 784 make punctual payment of hire due to oversight, 785 negligence, errors or omissions on the part of the 786 Charterers or their bankers, the Owners shall give 787 the Charterers written notice of the number of clear 788 banking days stated in Box 34 (as recognised at 789 the agreed place of payment) in which to rectify 790 the failure, and when so rectified within such 791 number of days following the Owners’ notice, the 792 payment shall stand as regular and punctual. 793 Failure by the Charterers to pay hire within the 794 number of days stated in Box 34 of their receiving 795 the Owners’ notice as provided herein, shall entitle 796 the Owners to withdraw the Vessel from the service 797 of the Charterers and terminate the Charter without 798 further notice; 799 (ii) the Charterers fail to comply with the requirements of: 800 (1) Clause 6 (Trading Restrictions) 801 (2) Clause 13(a) (Insurance and Repairs) 802 provided that the Owners shall have the option, by 803 written notice to the Charterers, to give the 804 Charterers a specified number of days grace within 805 which to rectify the failure without prejudice to the 806 Owners’ right to withdraw and terminate under this 807 Clause if the Charterers fail to comply with such 808 notice; 809 (iii) the Charterers fail to rectify any failure to comply 810 with the requirements of sub-clause 10(a)(i) 811 (Maintenance and Repairs) as soon as practically 812 possible after the Owners have requested them in 813 writing so to do and in any event so that the Vessel’s 814 insurance cover is not prejudiced. 815 (b) Owners’ Default 816 If the Owners shall by any act or omission be in breach 817 of their obligations under this Charter to the extent that 818 the Charterers are deprived of the use of the Vessel 819 and such breach continues for a period of fourteen (14) 820 running days after written notice thereof has been given 821 by the Charterers to the Owners, the Charterers shall 822 be entitled to terminate this Charter with immediate effect 823 by written notice to the Owners. 824 (c) Loss of Vessel 825 This Charter shall be deemed to be terminated if the 826 Vessel becomes a total loss or is declared as a 827 constructive or compromised or arranged total loss. For 828 the purpose of this sub-clause, the Vessel shall not be 829 deemed to be lost unless she has either become an 830 actual total loss or agreement has been reached with 831 her underwriters in respect of her constructive, 832 compromised or arranged total loss or if such agreement 833 with her underwriters is not reached it is adjudged by a 834 competent tribunal that a constructive loss of the Vessel 835 has occurred. 836 (d) Either party shall be entitled to terminate this 837 Charter with immediate effect by written notice to the 838 other party in the event of an order being made or 839 resolution passed for the winding up, dissolution, 840 liquidation or bankruptcy of the other party (otherwise 841 than for the purpose of reconstruction or amalgamation) 842 or if a receiver is appointed, or if it suspends payment, 843 ceases to carry on business or makes any special 844 arrangement or composition with its creditors. 845 (e) The termination of this Charter shall be without 846 prejudice to all rights accrued due between the parties 847 prior to the date of termination and to any claim that 848 either party might have. 849 29. Repossession 850 In the event of the Owners have made a request for 851 redelivery of the Vessel termination of this Charter in accordance with the applicable provisions of Clause 852 28Clause 40.3, the Owners shall in addition have the right to repossess 853 the Vessel from the Charterers at her current or next port of call, or 854 at a port or place convenient to them without hindrance 855 or interference by the Charterers, courts or local 856 authorities. Pending physical repossession of the Vessel 857 in accordance with this Clause 29 and/or Clause 40, the 858 Charterers shall hold the Vessel as gratuitous bailee only to the Owners 859 and the Charterers shall procure that the master and crew follow the orders and directions of the Owners. The Owners shall arrange for an authorised represent- 860 ative to board the Vessel as soon as reasonably 861 practicable following the termination of the Charter. The 862 Vessel shall be deemed to be repossessed by the 863 Owners from the Charterers upon the boarding of the 864 Vessel by the Owners’ representative. All arrangements 865 and expenses relating to the settling of wages, 866 disembarkation and repatriation of the Charterers’ 867 Master, officers and crew shall be the sole responsibility 868 of the Charterers. 869 30. Dispute Resolution 870 *) (a) This Contract Charter and any non-contractual 871 obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and any dispute arising 872 out of or in connection with this Contract Charter shall be 873 referred to arbitration in London in accordance with the Arbitration 874 Act 1996 or any statutory modification or re-enactment 875 thereof save to the extent necessary to give effect to 876 the provisions of this Clause. 877 The arbitration shall be conducted in accordance with 878 the London Maritime Arbitrators Association (LMAA) 879 Terms current at the time when the arbitration proceed- 880 ings are commenced. 881 The reference shall be to three arbitrators. A party 882 wishing to refer a dispute to arbitration shall appoint its 883 arbitrator and send notice of such appointment in writing 884 to the other party requiring the other party to appoint its 885 own arbitrator within 14 calendar days of that notice and 886 stating that it will appoint its arbitrator as sole arbitrator 887 unless the other party appoints its own arbitrator and 888 gives notice that it has done so within the 14 days 889 specified. If the other party does not appoint its own 890 arbitrator and give notice that it has done so within the 891 14 days specified, the party referring a dispute to 892 arbitration may, without the requirement of any further 893 prior notice to the other party, appoint its arbitrator as 894 sole arbitrator and shall advise the other party 895 accordingly. The award of a sole arbitrator shall be 896 binding on both parties as if he had been appointed by 897 agreement. 898 Nothing herein shall prevent the parties agreeing in 899 writing to vary these provisions to provide for the 900 appointment of a sole arbitrator. 901 In cases where neither the claim nor any counterclaim 902 exceeds the sum of US$50,000 (or such other sum as 903 the parties may agree) the arbitration shall be conducted 904 in accordance with the LMAA Small Claims Procedure 905 current at the time when the arbitration proceedings are 906 commenced. 907 *) (b) This Contract shall be governed by and construed 908 in accordance with Title 9 of the United States Code 909 and the Maritime Law of the United States and any 910 dispute arising out of or in connection with this Contract 911 shall be referred to three persons at New York, one to 912 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 any award, judgement may be entered on an award by 916 any court of competent jurisdiction. The proceedings 917 shall be conducted in accordance with the rules of the 918 Society of Maritime Arbitrators, Inc. 919 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 party shall be in writing and may be sent by fax, telex, 989 registered or recorded mail or by personal service. 990 (b) The address of the Parties for service of such 991 communication shall be as stated in Boxes 3 and 4 992 respectively. 993 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART III PART PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 (a) The Vessel shall be constructed in accordance with 2 the Building Contract (hereafter called “the Building 3 Contract”) as annexed to this Charter, made between the 4 Builders and the Owners and in accordance with the 5 specifications and plans annexed thereto, such Building 6 Contract, specifications and plans having been counter- 7 signed as approved by the Charterers. 8 (b) No change shall be made in the Building Contract or 9 in the specifications or plans of the Vessel as approved by 10 the Charterers as aforesaid, without the Charterers’ 11 consent. 12 (c) The Charterers shall have the right to send their 13 representative to the Builders’ Yard to inspect the Vessel 14 during the course of her construction to satisfy themselves 15 that construction is in accordance with such approved 16 specifications and plans as referred to under sub-clause 17 (a) of this Clause. 18 (d) The Vessel shall be built in accordance with the 19 Building Contract and shall be of the description set out 20 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 hereunder, the Charterers shall be bound to accept the 22 Vessel from the Owners, completed and constructed in 23 accordance with the Building Contract, on the date of 24 delivery by the Builders. The Charterers undertake that 25 having accepted the Vessel they will not thereafter raise 26 any claims against the Owners in respect of the Vessel’s 27 performance or specification or defects, if any. 28 Nevertheless, in respect of any repairs, replacements or 29 defects which appear within the first 12 months from 30 delivery by the Builders, the Owners shall endeavour to 31 compel the Builders to repair, replace or remedy any defects 32 or to recover from the Builders any expenditure incurred in 33 carrying out such repairs, replacements or remedies. 34 However, the Owners’ liability to the Charterers shall be 35 limited to the extent the Owners have a valid claim against 36 the Builders under the guarantee clause of the Building 37 Contract (a copy whereof has been supplied to the 38 Charterers). The Charterers shall be bound to accept such 39 sums as the Owners are reasonably able to recover under 40 this Clause and shall make no further claim on the Owners 41 for the difference between the amount(s) so recovered and 42 the actual expenditure on repairs, replacement or 43 remedying defects or for any loss of time incurred. 44 Any liquidated damages for physical defects or deficiencies 45 shall accrue to the account of the party stated in Box 41(a) 46 or if not filled in shall be shared equally between the parties. 47 The costs of pursuing a claim or claims against the Builders 48 under this Clause (including any liability to the Builders) 49 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 2. Time and Place of Delivery 52 (a) Subject to the Vessel having completed her 53 acceptance trials including trials of cargo equipment in 54 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 and the Charterers shall take delivery of the Vessel afloat 57 when ready for delivery and properly documented at the 58 Builders’ Yard or some other safe and readily accessible 59 dock, wharf or place as may be agreed between the parties 60 hereto and the Builders. Under the Building Contract the 61 Builders have estimated that the Vessel will be ready for 62 delivery to the Owners as therein provided but the delivery 63 date for the purpose of this Charter shall be the date when 64 the Vessel is in fact ready for delivery by the Builders after 65 completion of trials whether that be before or after as 66 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 and upon and after such acceptance, subject to Clause 69 1(d), the Charterers shall not be entitled to make any claim 70 against the Owners in respect of any conditions, 71 representations or warranties, whether express or implied, 72 as to the seaworthiness of the Vessel or in respect of delay 73 in delivery. 74 (b) If for any reason other than a default by the Owners 75 under the Building Contract, the Builders become entitled 76 under that Contract not to deliver the Vessel to the Owners, 77 the Owners shall upon giving to the Charterers written 78 notice of Builders becoming so entitled, be excused from 79 giving delivery of the Vessel to the Charterers and upon 80 receipt of such notice by the Charterers this Charter shall 81 cease to have effect. 82 (c) If for any reason the Owners become entitled under 83 the Building Contract to reject the Vessel the Owners shall, 84 before exercising such right of rejection, consult the 85 Charterers and thereupon 86 (i) if the Charterers do not wish to take delivery of the Vessel 87 they shall inform the Owners within seven (7) running days 88 by notice in writing and upon receipt by the Owners of such 89 notice this Charter shall cease to have effect; or 90 (ii) if the Charterers wish to take delivery of the Vessel 91 they may by notice in writing within seven (7) running days 92 require the Owners to negotiate with the Builders as to the 93 terms on which delivery should be taken and/or refrain from 94 exercising their right to rejection and upon receipt of such 95 notice the Owners shall commence such negotiations and/ 96 or take delivery of the Vessel from the Builders and deliver 97 her to the Charterers; 98 (iii) in no circumstances shall the Charterers be entitled to 99 reject the Vessel unless the Owners are able to reject the 100 Vessel from the Builders; 101 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 this Clause, the Owners shall thereafter not be liable to the 103 Charterers for any claim under or arising out of this Charter 104 or its termination. 105 (d) Any liquidated damages for delay in delivery under the 106 Building Contract and any costs incurred in pursuing a claim 107 therefor shall accrue to the account of the party stated in 108 Box 41(c) or if not filled in shall be shared equally between 109 the parties. 110 3. Guarantee Works 111 If not otherwise agreed, the Owners authorise the 112 Charterers to arrange for the guarantee works to be 113 performed in accordance with the building contract terms, 114 and hire to continue during the period of guarantee works. 115 The Charterers have to advise the Owners about the 116 performance to the extent the Owners may request. 117 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 the Owners and the Charterers and the Vessel shall be 120 painted in the colours, display the funnel insignia and fly 121 the house flag as required by the Charterers. 122 5. Survey on Redelivery 123 The Owners and the Charterers shall appoint surveyors 124 for the purpose of determining and agreeing in writing the 125 condition of the Vessel at the time of re-delivery. 126 Without prejudice to Clause 15 (Part II), the Charterers 127 shall bear all survey expenses and all other costs, if any, 128 including the cost of docking and undocking, if required, 129 as well as all repair costs incurred. The Charterers shall 130 also bear all loss of time spent in connection with any 131 docking and undocking as well as repairs, which shall be 132 paid at the rate of hire per day or pro rata. 133 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART IV PART HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 have fulfilled their obligations according to Part I and II 2 as well as Part III, if applicable, it is agreed, that on 3 payment of the final payment of hire as per Clause 11 4 the Charterers have purchased the Vessel with 5 everything belonging to her and the Vessel is fully paid 6 for. 7 In the following paragraphs the Owners are referred to 8 as the Sellers and the Charterers as the Buyers. 9 The Vessel shall be delivered by the Sellers and taken 10 over by the Buyers on expiration of the Charter. 11 The Sellers guarantee that the Vessel, at the time of 12 delivery, is free from all encumbrances and maritime 13 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 existing mortgage agreed not to be paid off by the time 16 of delivery. Should any claims, which have been incurred 17 prior to the time of delivery be made against the Vessel, 18 the Sellers hereby undertake to indemnify the Buyers 19 against all consequences of such claims to the extent it 20 can be proved that the Sellers are responsible for such 21 claims. Any taxes, notarial, consular and other charges 22 and expenses connected with the purchase and 23 registration under Buyers’ flag, shall be for Buyers’ 24 account. Any taxes, consular and other charges and 25 expenses connected with closing of the Sellers’ register, 26 shall be for Sellers’ account. 27 In exchange for payment of the last month’s hire 28 instalment the Sellers shall furnish the Buyers with a 29 Bill of Sale duly attested and legalized, together with a 30 certificate setting out the registered encumbrances, if 31 any. On delivery of the Vessel the Sellers shall provide 32 for deletion of the Vessel from the Ship’s Register and 33 deliver a certificate of deletion to the Buyers. 34 The Sellers shall, at the time of delivery, hand to the 35 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 be in Sellers’ possession. 38 The Wireless Installation and Nautical Instruments, 39 unless on hire, shall be included in the sale without any 40 extra payment. 41 The Vessel with everything belonging to her shall be at 42 Sellers’ risk and expense until she is delivered to the 43 Buyers, subject to the conditions of this Contract and 44 the Vessel with everything belonging to her shall be 45 delivered and taken over as she is at the time of delivery, 46 after which the Sellers shall have no responsibility for 47 possible faults or deficiencies of any description. 48 The Buyers undertake to pay for the repatriation of the 49 Master, officers and other personnel if appointed by the 50 Sellers to the port where the Vessel entered the Bareboat 51 Charter as per Clause 3 (Part II) or to pay the equivalent 52 cost for their journey to any other place. 53 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 For the purpose of this PART V, the following terms shall 2 have the meanings hereby assigned to them: 3 “The Bareboat Charter Registry” shall mean the registry 4 of the State whose flag the Vessel will fly and in which 5 the Charterers are registered as the bareboat charterers 6 during the period of the Bareboat Charter. 7 “The Underlying Registry” shall mean the registry of the 8 state in which the Owners of the Vessel are registered 9 as Owners and to which jurisdiction and control of the 10 Vessel will revert upon termination of the Bareboat 11 Charter Registration. 12 2. Mortgage 13 The Vessel chartered under this Charter is financed by 14 a mortgage and the provisions of Clause 12(b) (Part II) 15 shall apply. 16 3. Termination of Charter by Default 17 If the Vessel chartered under this Charter is registered 18 in a Bareboat Charter Registry as stated in Box 44, and 19 if the Owners shall default in the payment of any amounts 20 due under the mortgage(s) specified in Box 28, the 21 Charterers shall, if so required by the mortgagee, direct 22 the Owners to re-register the Vessel in the Underlying 23 Registry as shown in Box 45. 24 In the event of the Vessel being deleted from the 25 Bareboat Charter Registry as stated in Box 44, due to a 26 default by the Owners in the payment of any amounts 27 due under the mortgage(s), the Charterers shall have 28 the right to terminate this Charter forthwith and without 29 prejudice to any other claim they may have against the 30 Owners under this Charter. 31 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

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CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

34.5	Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination

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Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

(c)	the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to

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the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)

any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

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(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

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36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

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Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

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(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

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(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

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(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11	The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide

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all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

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38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1

If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

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40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

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40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys]and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

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(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent

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to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented] costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou
Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

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(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 ](or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

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(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

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(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager

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and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

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(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents,

21

is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)	the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all

22

respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)	they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing

23

Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer, and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

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(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)	they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly

25

notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable

26

endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option

27

to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)	the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens,

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encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3	The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act,

29

omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

30

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

31

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances

32

arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

33

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

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“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA .

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

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(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    – DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

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“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the

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United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire” means, in relation to a Payment Date, an amount equal to $2,880 multiplied by the number of calendar days in the respective calendar month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $87,733.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

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(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)

any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

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“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

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“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

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“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Inastros Maritime Corp., Jaspero Shiptrade S.A., Thetida Marine Co., Sui An Navigation Limited, Pingel Navigation Limited, Ebba Navigation Limited, Clan Navigation Limited, Evian Shiptrade Ltd, Anthimar Marine Inc., Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Denver, APL Los Angeles, APL Oakland, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amaranth, Navios Amarillo, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

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(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

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“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

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“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)

any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Finance Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

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“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the APL Atlanta with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Islands registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

46

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the

47

proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

“subsidiary” has the meaning given in Clause 59.4; and

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

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(OWNERS SIGNED ) by) as an attorney-in-fact) for and on behalf of)Ocean Dazzle Shipping Limited)in the presence of:) Witness’ signature:) Witness’ name: Cao Ying)Witness’ address: Building 8, Beijing Friendship Hotel,) 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED) by) for and on behalf of) iasmer Shipholding Ltd) As ) in the presence of: ) Witness’ signature:) Witness’ name:) Witness’ address:)57

(OWNERS SIGNED ) by) as an attorney-in-fact) for and on behalf of)Ocean Dazzle Shipping Limited)in the presence of:) Witness’ signature:) Witness’ name: Cao Ying)Witness’ address: Building 8, Beijing Friendship Hotel,) 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED) by Efstratios G. Camatos) for and on behalf of) iasmer Shipholding Ltd) As ) in the presence of: SHRAIYA THAPA) Witness’ signature:) Witness’ name:) Witness’ address:)58

MEMORANDUM OF AGREEMENT Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966, 1983 and 1986/87, 1993 and 2012 Dated: ___ 2018 Jasmer Shipholding Ltd, a corporation incorporated and existing under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong having its registered office at Room 2310, 23/F, C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (Name of buyers), hereinafter called the “Buyers”, have agreed to buy: Name of vessel: APL Atlanta IMO Number: 9345972 Classification Society: DNV GL Class Notation: 100 A5 Container ship BWM SOLAS-II,Reg.19 ERS IW MC AUT Year of Build: 2008 Builder/Yard: New Century Shipbuilding Co., Ltd. Flag: Panama Place of Registration: Marshall Islands GT/NT: 43,071 / 26,516 hereinafter called the “Vessel”, on the following terms and conditions: Definitions – see also Clause 28 “Agreement” means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28. “Banking Days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and (add additional jurisdictions as appropriate). “Buyers’ Nominated Flag State” means Panama (state flag state). “Cancelling Date” has the meaning given to that term in Clause 5. “Conditions Precedent” has the meaning given to that term in Clause 8(a). “Class” means the class notation referred to above. “Classification Society” means the Classification Society referred to above. “”Dollars” or “$” mean United States dollars, being the lawful currency of the United States of America.Deposit” shall have the meaning given in Clause 2 (Deposit) “Deposit Holder” means __ (state name and location of Deposit Holder) or, if left blank, the Sellers’ Bank, which shall hold and release the Deposit in accordance with this Agreement. “In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, e-mail or telefax. “Parties” means the Sellers and the Buyers. “Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price). “Sellers’ Account” means __ (state details of bank account) at the Sellers’ Bank. “Sellers’ Bank” means (state name of bank, branch and details) or, if left blank, the bank notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price. 1. Purchase Price See Clause 19The Purchase Price is _ (state currency and amount both in words and figures). 2. Deposit – intentionally omitted This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of % (_per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) Banking Days after the date that: (i) this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and (ii) the Deposit Holder has confirmed in writing to the Parties that the account has been opened. The Deposit shall be released in accordance with joint written instructions of the Parties. Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay. 3. Payment See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices): (i) the Deposit shall be released to the Sellers; and (ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be paid in full free of bank charges to the Sellers’ Account. 4. Inspection – intentionally omitted (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in (state place) on _ (state date) and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement. (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within _ (state date/period). The Sellers shall make the Vessel available for inspection at/in _ (state place/range) within (state date/period). The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the date/last day of the period stated in Line 59, whichever is earlier. Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void. *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply. 5. Time and place of delivery and notices (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage at/in (state place/range) in the Sellers’ option and subject to such conditions as may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters. Notice of Readiness shall not be tendered before: _(date) Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”) This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 2

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery. When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery. (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling Date. If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79. If this Agreement is maintained with the a new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full force and effect. (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date. (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery the Deposit together with interest earned, if any, shall be released immediately to the Buyers whereafter this Agreement shall be null and voidterminate (provided that any provision hereof expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted (a)* (i) The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection. (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance. Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3 for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established. (iii) If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days. (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees. (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above: (i) The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ cost and expense to the satisfaction of Classification Society without condition/recommendation**. (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the Vessel’s class, in which case the Sellers shall pay these costs and expenses. (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. (iv) The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not. *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 (a) shall apply. This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account. 7. Spares, bunkers and other items The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery used or unused, whether on board or not shall become the Buyers’ property, but spares on order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items: ______(include list) Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: ______(include list) Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and greases in storage tanks and unopened drums at no extra cost.and pay either (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or (b) *the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port, for the quantities taken over. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price. “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date. *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply. 8. Documentation The place of closing: To be mutually agreed between the Sellers and the Buyers (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems: (i) Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens (whether maritime or otherwise) or any other debts whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; (ii) Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State. (iiiii) Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement; (iiiiv) Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate); (ivv) Certificate or Transcript of Registry issued by the competent authorities of the flag state on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel; (vvi) Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Business Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation; (vi) Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered; (vii) A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry; (viiivii) Commercial Invoice for the Vessel; (ix) Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; (x) A copy of the Sellers’ letter to their satellite communication provider cancelling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel; (xiviii) Any additional documents as may reasonably be required by the competent authorities of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and (xiiix) The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organisation. (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers. (b) At the time of delivery the Buyers shall provide the Sellers with: (i) Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and (ii) Power of Attorney of the Buyers (if any) appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate). (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorised translator or certified by a lawyer qualified to practice in the country of the translated language. (d) The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 6 above, the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies. (f) Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers have the right to take copies of same. (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 9. Encumbrances The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery. 10. Taxes, fees and expenses Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection with the closing of the Sellers’ register shall be for the Sellers’ account. 11. Condition on delivery The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspectiondelivery, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery. “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date. *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account. 12. Name/markings – intentionally omitted Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings. 13. Buyers’ default Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest. 14. Sellers’ default Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their direct and documented loss and for all documented expenses together with interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 15. Buyers’ representatives – intentionally omitted After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and expense. These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation. 16. Law and Arbitration See Clause 25 (a) *This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement. In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced. (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. (c) This Agreement shall be governed by and construed in accordance with the laws of ______ (state place) and any dispute arising out of or in connection with this Agreement shall be referred to arbitration at ______ (state place), subject to the procedures applicable there. *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply. 17. Notices See Clause 27 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

Contact details for recipients-of notices are as follows: For the Buyers: For-the Sellers: For the Sellers: 18. Entire Agreement The written terms of this Agreement (together with the other Leasing Documents) comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud. For and on behalf of the Sellers For and on behalf of the Buyers Name:Name: Title: Title: This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association Any insertion or deletion to the form must be clearly visible In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any toss, damage or expense as a result of discrepancies between the original approved document and this computer generated document

Contact details for recipients-of notices are as follows: For the Buyers: For-the Sellers: For the Sellers: 18. Entire Agreement The written terms of this Agreement (together with the other Leasing Documents) comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud. For and on behalf of the Sellers For and on behalf of the Buyers Name:Name: Title: Title: This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association Any insertion or deletion to the form must be clearly visible In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any toss, damage or expense as a result of discrepancies between the original approved document and this computer generated document

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$7,200,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL42ABNA0631664289.

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EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by ) for and on behalf of ) JASMER SHIPHOLDING LTD ) as in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: ) SINGAPORE/89326001vl

EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by ) for and on behalf of ) JASMER SHIPHOLDING LTD ) as in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: ) SINGAPORE/89326001vl

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

1. Shipbroker N/A	**BIMCO STANDARD BAREBOAT CHARTER** **CODE NAME: "BARECON 2001"** PART I
	2. Place and date 25 May 2018
3. Owners/Place of business (Cl. 1) Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong	4. Bareboat Charterers/Place of business (Cl. 1) Inastros Maritime Corp. / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands
5. Vessel's name, call sign and flag (Cl. 1 and 3) APL Denver / D5PJ5 / Liberia or any other Flag State	
6. Type of Vessel Container	7. GT/NT 43,071 / 26,516
8. When/Where built 2007 / New Century Shipbuilding Co., Ltd.	9. Total DWT (abt.) in metric tons on summer freeboard 56,100
10. Classification Society (Cl. 3) DNV GL or any other Classification Society	11. Date of last special survey by the Vessel's classification society 07/08/2017
12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3) IMO No.: 9345960 Length: 256.42 metres Breadth: 32.20 metres Depth: 16.75 metres	
13. Port or Place of delivery (Cl. 3) The place of delivery specified under Clause 5(a) of the MOA	14. Time for delivery (Cl. 4) See Clause 34 15. Cancelling date (Cl. 5) See Clause 33
16. Port or Place of redelivery (Cl. 15) At a safe, ice free port or place in such ready safe berth as the Owners may direct	17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15) See Clause 40
18. Running days' notice if other than stated in Cl. 4 N/A	19. Frequency of dry-docking (Cl. 10(g)) In accordance with Classification Society or Flag State requirements
20. Trading limits (Cl. 6) Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)	
21. Charter period (Cl. 2) See Clause 32	22. Charter hire (Cl. 11) See Clause 36
23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii)) N/A	
24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV See Clause 36.10 - neither Clause 11(f) nor Part IV applies	25. Currency and method of payment (Cl. 11) Dollars/bank transfer

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PARTI 26. Place of payment; also state beneficiary and bank account (Cl. 11) 27. Bank-Corporate guarantee/band (sum and place) (Cl. 24) (optional) Beneficiary: Minsheng Blueocean Leasing Corporation Limited See Clause 24 Account No.: 800020278-214 Beneficiary bank: China Minsheng Banking Hong Kong Branch SWIFT Code: MSBCHKHH 28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) 29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) applies state date of Financial Instrument and name of or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) Mortgagee(s)/Place of business) (Cl. 12) See Clause 35 See C,ause 38 “ CLAUSE14 D0ES N0T APPLY 30. Additional insurance cover, if any, for Owners’ account limited to 31. Additional insurance cover, if any, for Charterers’ account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) (Cl. 13(b) or, if applicable, Cl. 14(g)) See Clause 38 See Clause 38 32. Latent defects (only to be filled in if period other than stated in Cl. 3) 33. Brokerage commission and to whom payable (Cl. 27) N/A N/A 34. Grace period (state number of clear baftkms-daysBusiness Days) (Cl 28) 35’ DisPute Resolution (state 30(a). 22M or 30(51: if 30M agreed Place of Arbitration must be stated (Cl. 30) See Clause 44 0 ... . See Clause 30(a) War cancellation (indicate countries agreed) (Cl. 26(f)) N/A Newbuilding Vessel (indicate with “yes” or “no” whether PART III 38. Name and place of Builders (only to be filled in if PART III applies) applies) (optional) ^ No, Part III does not apply 39. Vessel’s Yard Building No. (only to be filled in if PART III applies) 40. Date of Building Contract (only to be filled in if PART III applies) N/A N/A Liquidated damages and costs shall accrue to (state party acc to Cl. 1) N/A N/A N/A Hire/Purchase agreement (indicate with “yes” or “no” whether PART IV 43. Bareboat Charter Registry (indicate with “yes” or “no” whether PART V applies) (optional) applies) (optional) No, Part IV does not apply No, Part V does not apply 44,Flag and Country of the Bareboat Charter Registry (only to be filled 45. Country of the Underlying Registry (only to be filled in if PART V applies) in if PART V applies) | N/A 46. Number of additional clauses covering special provisions, if agreed Clause 32 to Clause 59 PREAMBLE—It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37.42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further. Signature (Owners) . j /h, jsj / Signature (Charterers) For and on behalf of the Owners j , For and on behalf of the Charterers Name: Name: ——— This document is a computer generatfjfi BARECON 2601 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. ~~Bank~~ Corporate guarantee/bond (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~**Business Days**) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) **For and on behalf of the Owners** **Name:** **Title:**	Signature (Charterers) **For and on behalf of the Charterers** **Name:** Efstratios G. Camatsos **Title:** Attorney-in-fact

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 In this Charter, the following terms shall have the 2 meanings hereby assigned to them: 3 “The Owners” shall mean the party identified in Box 3; 4 “The Charterers” shall mean the party identified in Box 4; 5 “The Vessel” shall mean the vessel named in Box 5 and 6 with particulars as stated in Boxes 6 to 12. 7 “Financial Instrument” means the mortgage, deed of 8 covenant or other such financial security instrument as 9 annexed to this Charter and stated in Box 28. 10 2. Charter Period 11 In consideration of the hire detailed in Box 22, 12 the Owners have agreed to let and the Charterers have 13 agreed to hire the Vessel for the period stated in Box 21 14 (“The Charter Period”). See also Clause 32 and Clause 15 36. 3. Delivery 16 (not applicable when Part III applies, as indicated in Box 37) 17 (a) The Owners shall before and at the time of delivery 18 exercise due diligence to make the Vessel seaworthy 19 And in every respect ready in hull, machinery and 20 equipment for service under this Charter. 21 The Vessel shall be delivered by the Owners and taken 22 over by the Charterers at the port or place indicated in 23 Box 13 in such ready safe berth as the Charterers may 24 direct. 25 (b) The Vessel shall beis properly documented on 26 delivery in accordance with the laws of the fFlag State 27 indicated in Box 5 and the requirements of the 28 cClassification sSociety stated in Box 10. The Vessel 29 upon delivery shall have her survey cycles up to date and 30 trading and class certificates valid for at least the number 31 of months agreed in Box 12. 32 (c) The delivery of the Vessel by the Owners and the 33 taking over of the Vessel by the Charterers shall 34 constitute a full performance by the Owners of all the 35 Owners’ obligations under this Clause 3, and thereafter 36 the Charterers shall not be entitled to make or assert 37 any claim against the Owners on account of any 38 conditions, representations or warranties expressed or 39 implied with respect to the Vessel but the Owners shall 40 be liable for the cost of but not the time for repairs or 41 renewals occasioned by latent defects in the Vessel, 42 her machinery or appurtenances, existing at the time of 43 delivery under this Charter, provided such defects have 44 manifested themselves within twelve (12) months after 45 delivery unless otherwise provided in Box 32. 46 4. Time for Delivery See Clauses 32 and 34 47 (not applicable when Part III applies, as indicated in Box 37) 48 The Vessel shall not be delivered before the date 49 indicated in Box 14 without the Charterers’ consent and 50 the Owners shall exercise due diligence to deliver the 51 Vessel not later than the date indicated in Box 15. 52 Unless otherwise agreed in Box 18, the Owners shall 53 give the Charterers not less than thirty (30) running days’ 54 preliminary and not less than fourteen (14) running days’ 55 definite notice of the date on which the Vessel is 56 expected to be ready for delivery. 57 The Owners shall keep the Charterers closely advised 58 of possible changes in the Vessel’s position. 59 5. Cancelling See Clause 33 60 (not applicable when Part III applies, as indicated in Box 37) 61 (a) Should the Vessel not be delivered latest by the 62 cancelling date indicated in Box 15, the Charterers shall 63 have the option of cancelling this Charter by giving the 64 Owners notice of cancellation within thirty-six (36) 65 running hours after the cancelling date stated in Box 66 15, failing which this Charter shall remain in full force 67 and effect. 68 (b) If it appears that the Vessel will be delayed beyond 69 the cancelling date, the Owners may, as soon as they 70 are in a position to state with reasonable certainty the 71 day on which the Vessel should be ready, give notice 72 thereof to the Charterers asking whether they will 73 exercise their option of cancelling, and the option must 74 then be declared within one hundred and sixty-eight 75 (168) running hours of the receipt by the Charterers of 76 such notice or within thirty-six (36) running hours after 77 the cancelling date, whichever is the earlier. If the 78 Charterers do not then exercise their option of cancelling, 79 the seventh day after the readiness date stated in the 80 Owners’ notice shall be substituted for the cancelling 81 date indicated in Box 15 for the purpose of this Clause 5. 82 (c) Cancellation under this Clause 5 shall be without 83 prejudice to any claim the Charterers may otherwise 84 have on the Owners under this Charter. 85 6. Trading Restrictions See also Clauses 46.1(n) and    86 46.1(o) and 46.1(q) The Vessel shall be employed in lawful trades for the 87 carriage of suitable lawful merchandise within the trading 88 limits indicated in Box 20. 89 The Charterers undertake not to employ the Vessel or 90 suffer the Vessel to be employed otherwise than in 91 conformity with the terms of the contracts of insurance 92 (including any warranties expressed or implied therein) 93 without first obtaining the consent of the insurers to such 94 employment and complying with such requirements as 95 to extra premium or otherwise as the insurers may 96 prescribe. 97 The Charterers also undertake not to employ the Vessel 98 or suffer her employment in any trade or business which 99 is forbidden by the law of any country to which the Vessel 100 may sail or is otherwise illicit or in carrying illicit or 101 prohibited goods or in any manner whatsoever which 102 may render her liable to condemnation, destruction, 103 seizure or confiscation. 104 Notwithstanding any other provisions contained in this 105 Charter it is agreed that nuclear fuels or radioactive 106 products or waste are specifically excluded from the 107 cargo permitted to be loaded or carried under this 108 Charter. This exclusion does not apply to radio-isotopes 109 used or intended to be used for any industrial, 110 commercial, agricultural, medical or scientific purposes 111 provided the Owners’ prior approval has been obtained 112 to loading thereof. 113 7. Surveys on Delivery and Redelivery 114 (not applicable when Part III applies, as indicated in Box 37) 115 The Owners and Charterers shall each appoint 116 surveyors for the purpose of determining and agreeing 117 in writing the condition of the Vessel at the time of 118 delivery and redelivery pursuant to Clause 40.3 (with 119 the relevant costs paid by the Charterers).hereunder. The Owners shall bear all expenses of the On-hire Survey including loss 120 of time, if any, and the Charterers shall bear all expenses 121 of the Off-hire Survey including loss of time, if any, at 122 the daily equivalent to the rate of hire or pro rata thereof. 123 8. Inspection 124 The Owners shall have the right at any time either (i) 125 once every calendar year provided no Potential Termination Event or Termination Event has occurred (after giving reasonable notice to the Charterers and provided that the Owners do not unduly interfere with or cause delay to the commercial operation of the Vessel) or (ii) at any time following the occurrence of a Potential Termination Event or Termination Event and for as long as it is continuing (after giving reasonable notice to the Charterers), to inspect or survey 126 the Vessel or instruct a duly authorised surveyor to carry 127 out such survey on their behalf:- 128 (a) to ascertain the condition of the Vessel and satisfy 129 themselves that the Vessel is being properly repaired 130 and maintained. The costs and fees for such inspection 131 or survey shall be paid by the Charterers, subject to the 132 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel is found to require repairs or maintenance in order to 133 achieve the condition so provided; 134 (b) in dry-dock if the Charterers have not dry-docked 135 Her in accordance with Clause 10(g). The costs and fees 136 for such inspection or survey shall be paid by the 137 Charterers, subject to the above conditions as may be 138 applicable from lines 125 to 128; and (c) for any other commercial reason they consider 139 necessary (provided it does not unduly interfere with 140 the commercial operation of the Vessel). The costs and 141 fees for such inspection and survey shall be paid by the 142 OwnersCharterers, subject to the above conditions as 143 may be applicable from lines 125 to 128. All time used in respect of inspection, survey or repairs 144 shall be for the Charterers’ account and form part of the 145 Charter Period. 146 The Charterers shall also permit the Owners to inspect 147 the Vessel’s log books whenever requested and shall 148 whenever required by the Owners furnish them with full 149 information regarding any casualties or other accidents 150 or damage to the Vessel. 151 The Charterers shall provide such necessary assistance to the Owners, their representatives or agents in respect of any inspection hereunder. 9. Inventories, Oil and Stores See Clause 34.7 152 A complete inventory of the Vessel’s entire equipment, 153 outfit including spare parts, appliances and of all 154 consumable stores on board the Vessel shall be made 155 by the Charterers in conjunction with the Owners on 156 delivery and again on redelivery of the Vessel. The 157 Charterers and the Owners, respectively, shall at the 158 time of delivery and redelivery take over and pay for all 159 bunkers, lubricating oil, unbroached provisions, paints, 160 ropes and other consumable stores (excluding spare 161 parts) in the said Vessel at the then current market prices 162 at the ports of delivery and redelivery, respectively. The 163 Charterers shall ensure that all spare parts listed in the 164 inventory and used during the Charter Period are 165 replaced at their expense prior to redelivery of the 166 Vessel. 167 10. Maintenance and Operation 168 (a)(i)Maintenance and Repairs—During the Charter 169 Period the Vessel shall be in the full possession 170 and at the absolute disposal for all purposes of the 171 Charterers and under their complete control in 172 every respect. The Charterers shall maintain the 173 Vessel, her machinery, boilers, appurtenances and 174 spare parts in a good state of repair, in efficient 175 operating condition and in accordance with good 176 commercial maintenance practice and, except as 177 provided for in Clause 14(l), if applicable, at their 178 own expense they shall at all times keep the 179 Vessel’s Class classification fully up to date with 180 the Classification Society indicated in Box 10 and maintain all other 181 necessary certificates in force at all times. 182 (ii) New Class and Other Safety Requirements—In the 183 event of any improvement, structural changes or 184 new equipment becoming necessary for the 185 continued operation of the Vessel by reason of new 186 class requirements or by compulsory legislation 187 costing (excluding the Charterers’ loss of time) 188 more than the percentage stated in Box 23, or if 189 Box 23 is left blank, 5 per cent. of the Vessel’s 190 insurance value as stated in Box 29, then the 191 extent, if any, to which the rate of hire shall be varied 192 and the ratio in which the cost of compliance shall 193 be shared between the parties concerned in order 194 to achieve a reasonable distribution thereof as 195 between the Owners and the Charterers having 196 regard, inter alia, to the length of the period 197 remaining under this Charter shall, in the absence 198 of agreement, be referred to the dispute resolution 199 method agreed in Clause 30., the Charterers shall 200 ensure that the same are complied with and the time and costs of compliance shall be for the Charterers’ account. (iii) Financial Security—The Charterers shall maintain 201 financial security or responsibility in respect of third 202 party liabilities as required by any government, 203 including federal, state or municipal or other division 204 or authority thereof, to enable the Vessel, without 205 penalty or charge, lawfully to enter, remain at, or 206 leave any port, place, territorial or contiguous 207 waters of any country, state or municipality in 208 performance of this Charter without any delay. This 209 obligation shall apply whether or not such 210 requirements have been lawfully imposed by such 211 government or division or authority thereof. 212 The Charterers shall make and maintain all arrange- 213 ments by bond or otherwise as may be necessary to 214 satisfy such requirements at the Charterers’ sole 215 expense and the Charterers shall indemnify the Owners 216 against all consequences whatsoever (including loss of 217 time) for any failure or inability to do so. 218 (b) Operation of the Vessel—The Charterers shall at 219 their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 required, repair the Vessel during the Charter Period 222 and they shall pay all charges and expenses of every 223 kind and nature whatsoever incidental to their use and 224 operation of the Vessel under this Charter, including 225 annual flag Flag State fees and any foreign general 226 municipality and/or state taxes. The Master, officers 227 and crew of the Vessel shall be the servants of the Charterers 228 for all purposes whatsoever, even if for any reason 229 appointed by the Owners. 230 Charterers shall comply with the regulations regarding 231 officers and crew in force in the country of the Vessel’s 232 flag or any other applicable law. 233 (c) The Charterers shall keep the Owners and the 234 mMortgagee(s) advised of the intended employment 235 (other than in respect of time charterers which are less than 13 months in duration (after including any optional extension periods)), planned dry-docking (other than the periodical dry- 236 docking referred to under paragraph (g) below) and major repairs of the Vessel, as reasonably required. 237 (d) Flag and Name of Vessel – During the Charter 238 Period, the Charterers shall have the liberty to paint the 239 Vessel in their own colours, install and display their 240 funnel insignia and fly their own house flag (with all fees, 241 costs and expenses arising in relation thereto for the Charterers account). The Charterers shall also have the liberty, with the Owners’ 242 consent, which shall not be unreasonably withheld, to 243 change the flag of the Vessel to that of another Flag 244 State (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) and/or with the Owners’ consent, the name of the Vessel (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) during the Charter Period. Any Ppainting and re-painting, 245 instalment and re-instalment, registration (including maintenance 246 and renewal thereof) and re-registration, if required by the Owners, shall be at the Charterers’ 247 expense and time. If the Flag State requires the 248 Owners to establish a physical presence or office in the jurisdiction of such Flag State, all fees, costs and expenses payable by the Owners to establish and maintain such physical presence or office shall be for the account of the Charterers. (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 classification or value or changes in the machinery, boilers, appurten- ances or spare parts thereof without in each instance 252 first securing the Owners’ approval thereof. If the Owners 253 so agree, the Charterers shall, if the Owners so require, 254 restore the Vessel to its former condition before the 255 termination of this Charter. 256 (f) Use of the Vessel’s Outfit, Equipment and 257 Appliances—The Charterers shall have the use of all 258 outfit, equipment, and appliances on board the Vessel 259 at the time of delivery, provided the same or their 260 substantial equivalent shall be returned to the Owners 261 on redelivery (without prejudice to Clauses 40.6 and 262 40.7 and if redelivery is required pursuant to this Charter) in the same good order and condition as when received, ordinary wear and tear excepted. The 263 Charterers shall from time to time during the Charter 264 Period replace such items of equipment as shall be so 265 damaged or worn as to be unfit for use. The Charterers 266 are to procure that all repairs to or replacement of any 267 damaged, worn or lost parts or equipment be effected 268 in such manner (both as regards workmanship and 269 quality of materials) as not to diminish the value of the 270 Vessel. Title of any equipment so replaced shall vest 271 in and remain with the Owners. The Charterers have the right to fit additional equipment at their expense and risk (provided that no 272 permanent structural damage is caused to the Vessel by reason of such installation) andbut the Charterers shall, at their expense, remove such equipment and 273 make good any damage caused by the fitting or removal of such additional equipment before the Vessel is redelivered to the Owners pursuant to Clause 40.3 and without prejudice to Clauses 40.6 and 40.7,at the end of the period if requested by the Owners. Any equipment including radio 274 equipment on hire on the Vessel at time of delivery shall 275 be kept and maintained by the Charterers and the 276 Charterers shall assume the obligations and liabilities 277 of the Owners under any lease contracts in connection 278 therewith and shall reimburse the Owners for all 279 expenses incurred in connection therewith, also for any 280 new equipment required in order to comply with radio 281 regulations. 282 (g) Periodical Dry-Docking—The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 parts whenever the same may be necessary, but not 285 less than once during the period stated in Box 19 or, if 286 Box 19 has been left blank, every sixty (60) calendar 287 months after delivery or such other period as may be 288 required by the Classification Society or flag State. 289 11. Hire See Clause 36 290 (a) The Charterers shall pay hire due to the Owners 291 punctually in accordance with the terms of this Charter 292 in respect of which time shall be of the essence. 293 (b) The Charterers shall pay to the Owners for the hire 294 of the Vessel a lump sum in the amount indicated in 295 Box 22 which shall be payable not later than every thirty 296 (30) running days in advance, the first lump sum being 297 payable on the date and hour of the Vessel’s delivery to 298 the Charterers. Hire shall be paid continuously 299 throughout the Charter Period. 300 (c) Payment of hire shall be made in cash without 301 discount in the currency and in the manner indicated in 302 Box 25 and at the place mentioned in Box 26. 303 (d) Final payment of hire, if for a period of less than 304 thirty (30) running days, shall be calculated proportionally 305 according to the number of days and hours remaining 306 before redelivery and advance payment to be effected 307 accordingly. 308 (e) Should the Vessel be lost or missing, hire shall 309 cease from the date and time when she was lost or last 310 heard of. The date upon which the Vessel is to be treated 311 as lost or missing shall be ten (10) days after the Vessel 312 was last reported or when the Vessel is posted as 313 missing by Lloyd’s, whichever occurs first. Any hire paid 314 in advance to be adjusted accordingly. 315 (f) Any delay in payment of hire shall entitle the 316 Owners to interest at the rate per annum as agreed 317 in Box 24. If Box 24 has not been filled in, the three months 318 Interbank offered rate in London (LIBOR or its successor) 319 for the currency stated in Box 25, as quoted by the British 320 Bankers’ Association (BBA) on the date when the hire 321 fell due, increased by 2 per cent., shall apply. 322 (g) Payment of interest due under sub-clause 11(f) 323 shall be made within seven (7) running days of the date 324 of the Owners’ invoice specifying the amount payable 325 or, in the absence of an invoice, at the time of the next 326 hire payment date. 327 12. Mortgage See Clause 35 328 (only to apply if Box 28 has been appropriately filled in) 329 *) (a) The Owners warrant that they have not effected 330 any mortgage(s) of the Vessel and that they shall not 331 effect any mortgage(s) without the prior consent of the 332 Charterers, which shall not be unreasonably withheld. 333 *) (b) The Vessel chartered under this Charter is financed 334 by a mortgage according to the Financial Instrument. 335 The Charterers undertake to comply, and provide such 336 information and documents to enable the Owners to 337 comply, with all such instructions or directions in regard 338 to the employment, insurances, operation, repairs and 339 maintenance of the Vessel as laid down in the Financial 340 Instrument or as may be directed from time to time during 341 the currency of the Charter by the mortgagee(s) in 342 conformity with the Financial Instrument. The Charterers 343 confirm that, for this purpose, they have acquainted 344 themselves with all relevant terms, conditions and 345 provisions of the Financial Instrument and agree to 346 acknowledge this in writing in any form that may be 347 required by the mortgagee(s). The Owners warrant that 348 they have not effected any mortgage(s) other than stated 349 in Box 28 and that they shall not agree to any 350 amendment of the mortgage(s) referred to in Box 28 or 351 effect any other mortgage(s) without the prior consent 352 of the Charterers, which shall not be unreasonably 353 withheld. 354 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 indicate alternative agreed in Box 28). 356 13. Insurance and Repairs See also Clause 38 357 (a) Subject and without prejudice to Clause 38, 358 Dduring the Charter Period the Vessel shall be kept insured by the Charterers at their expense against hull 359 and machinery, marine and war (including blocking 360 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) (and any risks against which it is compulsory to insure 361 for the operation of the Vessel, including but not limited 362 to maintaining financial security in accordance with sub-clause 363 10(a)(iii)) in such form as the Owners shall in writing 364    approve, which approval shall not be un-reasonably 365 withheld. During the Charter Period, the Charterers 366 shall procure (at Charterers’ expense) that there are in place innocent Owners’ interest insurance, Owner’s additional perils (pollution) insurance and if applicable Mortgagees’ interest insurance and Mortgagees’ additional perils (pollution) insurance. Such insurances as specified in this Clause 13 shall be arranged by the Charterers to protect the interests of both the Owners 367 and the Charterers and the mortgageeMortgagee(s) (if 368 any),. and The Charterers shall be at liberty to protect under such 369 insurances the interests of any managers they may 370 appoint. Insurance policies shall cover the Owners and 371 the Charterers and the Mortgagees (if any) according to 372 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. Subject to the provisions of the Financial Instruments (if 373 any), if and the agreed loss payable clauses, any, and the approval of the Owners and the insurers, 374 the Charterers shall effect all insured repairs and shall 375 undertake settlement and reimbursement from the 376 insurers of all costs in connection with such repairs as 377 well as insured charges, expenses and liabilities to the 378 extent of coverage under the insurances herein provided 379 for. 380 The Charterers also to remain responsible for and to 381 effect repairs and settlement of costs and expenses 382 incurred thereby in respect of all other repairs not 383 covered by the insurances and/or not exceeding any 384 possible franchise(s) or deductibles provided for in the 385 insurances. 386 All time used for repairs under the provisions of sub- 387 clause 13(a) and for repairs of latent defects according 388 to Clause 3(c) above, including any deviation, shall be 389 for the Charterers’ account. 390 (b) If the conditions of the above insurances permit 391 additional insurance to be placed by the parties, such 392 cover shall be limited to the amount for each party set 393 out in Box 30 and Box 31, respectively. The Owners or 394 the Charterers as the case may be shall immediately 395 furnish the other partyOwners with particulars of any 396 additional insurance effected, including copies of any cover notes 397 or policies and the written consent of the insurers of 398 any such required insurance in any case where the 399 consent of such insurers is necessary. The Charterers 400 hereby undertake that any additional insurances that they arrange now or in the future will always be compliant with the terms of the underlying hull and machinery policies. (c) The Charterers shall upon the request of the 401 Owners, provide information and promptly execute such 402 documents as may be required to enable the Owners to 403 comply with the insurance provisions of the each 404 Financial Instrument (if any). 405 (d) Subject to the provisions of the Financial Instru- 406 ments, if any, and Clause 38 and Clause 40, should the 407 Vessel become an actual, constructive, compromised or agreed a tTotal lLoss under 408 the insurances required under sub-clause 13(a), all 409 insurance payments for such loss shall be paid to the 410 Owners (or if applicable, their financiers) in 411 accordance with the agreed loss payable clauses who shall distribute the moneys between the Owners and the Charterers according to their respective 412 interests. The Charterers undertake to notify the Owners 413 and the mortgageeMortgagee(s), if any, of any 414 occurrences in consequence of which the Vessel is likely to become a 415 Ttotal Lloss as defined in this Clause. 416 (e) The Owners shall upon the request of the 417 Charterers, promptly execute such documents as may 418 be required to enable the Charterers to abandon the 419 Vessel to insurers and claim a constructive total loss. 420 (f) For the purpose of insurance coverage against hull 421 and machinery and war risks under the provisions of 422 sub-clause 13(a), the value of the Vessel is the sum 423 indicated in Box 29Clause 38. 424 14. Insurance, Repairs and Classification – intentionally 425 omitted (Optional, only to apply if expressly agreed and stated 426 in Box 29, in which event Clause 13 shall be considered 427 deleted). 428 (a) During the Charter Period the Vessel shall be kept 429 insured by the Owners at their expense against hull and 430 machinery and war risks under the form of policy or 431 policies attached hereto. The Owners and/or insurers 432 shall not have any right of recovery or subrogation 433 against the Charterers on account of loss of or any 434 damage to the Vessel or her machinery or appurt- 435 enances covered by such insurance, or on account of 436 payments made to discharge claims against or liabilities 437 of the Vessel or the Owners covered by such insurance. 438 Insurance policies shall cover the Owners and the 439 Charterers according to their respective interests. 440 (b) During the Charter Period the Vessel shall be kept 441 insured by the Charterers at their expense against 442 Protection and Indemnity risks (and any risks against 443 which it is compulsory to insure for the operation of the 444 Vessel, including maintaining financial security in 445 accordance with sub-clause 10(a)(iii)) in such form as 446 the Owners shall in writing approve which approval shall 447 not be unreasonably withheld. 448 (c) In the event that any act or negligence of the 449 Charterers shall vitiate any of the insurance herein 450 provided, the Charterers shall pay to the Owners all 451 losses and indemnify the Owners against all claims and 452 demands which would otherwise have been covered by 453 such insurance. 454 (d) The Charterers shall, subject to the approval of the 455 Owners or Owners’ Underwriters, effect all insured 456 repairs, and the Charterers shall undertake settlement 457 of all miscellaneous expenses in connection with such 458 repairs as well as all insured charges, expenses and 459 liabilities, to the extent of coverage under the insurances 460 provided for under the provisions of sub-clause 14(a). 461 The Charterers to be secured reimbursement through 462 the Owners’ Underwriters for such expenditures upon 463 presentation of accounts. 464 (e) The Charterers to remain responsible for and to 465 effect repairs and settlement of costs and expenses 466 incurred thereby in respect of all other repairs not 467 covered by the insurances and/or not exceeding any 468 possible franchise(s) or deductibles provided for in the 469 insurances. 470 (f) All time used for repairs under the provisions of 471 sub-clauses 14(d) and 14(e) and for repairs of latent 472 defects according to Clause 3 above, including any 473 deviation, shall be for the Charterers’ account and shall 474 form part of the Charter Period. 475 The Owners shall not be responsible for any expenses 476 as are incident to the use and operation of the Vessel 477 for such time as may be required to make such repairs. 478 (g) If the conditions of the above insurances permit 479 additional insurance to be placed by the parties such 480 cover shall be limited to the amount for each party set 481 out in Box 30 and Box 31, respectively. The Owners or 482 the Charterers as the case may be shall immediately 483 furnish the other party with particulars of any additional 484 insurance effected, including copies of any cover notes 485 or policies and the written consent of the insurers of 486 any such required insurance in any case where the 487 consent of such insurers is necessary. 488 (h) Should the Vessel become an actual, constructive, 489 compromised or agreed total loss under the insurances 490 required under sub-clause 14(a), all insurance payments 491 for such loss shall be paid to the Owners, who shall 492 distribute the moneys between themselves and the 493 Charterers according to their respective interests. 494 (i) If the Vessel becomes an actual, constructive, 495 compromised or agreed total loss under the insurances 496 arranged by the Owners in accordance with sub-clause 497 14(a), this Charter shall terminate as of the date of such 498 loss. 499 (j) The Charterers shall upon the request of the 500 Owners, promptly execute such documents as may be 501 required to enable the Owners to abandon the Vessel 502 to the insurers and claim a constructive total loss. 503 (k) For the purpose of insurance coverage against hull 504 and machinery and war risks under the provisions of 505 sub-clause 14(a), the value of the Vessel is the sum 506 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 14, if applicable, the Owners shall keep the Vessel’s 510 Class fully up to date with the Classification Society 511 indicated in Box 10 and maintain all other necessary 512 certificates in force at all times. 513 15. Redelivery See Clause 40 514 At the expiration of the Charter Period the Vessel shall 515 be redelivered by the Charterers to the Owners at a 516 safe and ice-free port or place as indicated in Box 16, in 517 such ready safe berth as the Owners may direct. The 518 Charterers shall give the Owners not less than thirty 519 (30) running days’ preliminary notice of expected date, 520 range of ports of redelivery or port or place of redelivery 521 and not less than fourteen (14) running days’ definite 522 notice of expected date and port or place of redelivery. 523 Any changes thereafter in the Vessel’s position shall be 524 notified immediately to the Owners. 525 The Charterers warrant that they will not permit the 526 Vessel to commence a voyage (including any preceding 527 ballast voyage) which cannot reasonably be expected 528 to be completed in time to allow redelivery of the Vessel 529 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 The Charter Period, the Charterers shall pay the daily 532 equivalent to the rate of hire stated in Box 22 plus 10 533 per cent. or to the market rate, whichever is the higher, 534 for the number of days by which the Charter Period is 535 exceeded. All other terms, conditions and provisions of 536 this Charter shall continue to apply. 537 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 structure, state, condition and class as that in which she 540 was delivered, fair wear and tear not affecting class 541 excepted. 542 The Vessel upon redelivery shall have her survey cycles 543 up to date and trading and class certificates valid for at 544 least the number of months agreed in Box 17. 545 16. Non-Lien 546 Other than Permitted Security Interests, Tthe 547 Charterers will not suffer, nor permit to be continued, any lien or encumbrance incurred by them or their 548 agents, which might have priority over the title and 549 interest of the Owners in the Vessel. The Charterers 550 further agree to fasten to the Vessel in a conspicuous 551 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 “This Vessel is the property of (name of Owners). It is 554 under charter to (name of Charterers) and by the terms 555 of the Charter Party neither the Charterers nor the 556 Master have any right, power or authority to create, incur 557 or permit to be imposed on the Vessel any lien 558 whatsoever.” 559 or a notice in such form as required by any Mortgagee(s). 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 and 50 (a) The Charterers shall indemnify the Owners against 561 any loss, damage or expense incurred by the Owners 562 arising out of or in relation to the operation of the Vessel 563 by the Charterers, and against any lien of whatsoever 564 nature arising out of an event occurring during the 565 Charter Period. If the Vessel be arrested or otherwise 566 detained by reason of claims or liens arising out of her 567 operation hereunder by the Charterers, the Charterers 568 shall at their own expense take all reasonable steps to 569 secure that within a reasonable time the Vessel is 570 released, including the provision of bail. 571 Without prejudice to the generality of the foregoing, the 572 Charterers agree to indemnify the Owners against all 573 consequences or liabilities arising from the Master, 574 officers or agents signing Bills of Lading or other 575 documents. 576 (b) If the Vessel be arrested or otherwise detained by 577 reason of a claim or claims against the Owners, the 578 Owners shall at their own expense take all reasonable 579 steps to secure that within a reasonable time the Vessel 580 is released, including the provision of bail. 581 In such circumstances the Owners shall indemnify the 582 Charterers against any loss, damage or expense 583 incurred by the Charterers (including hire paid under 584 this Charter) as a direct consequence of such arrest or 585 detention. 586 18. Lien 587 The Owners to have a lien upon all cargoes, sub-hires 588 and sub-freights belonging or due to the Charterers or 589 any sub-charterers and any Bill of Lading freight for all 590 claims under this Charter, and the Charterers to have a 591 lien on the Vessel for all moneys paid in advance and 592 not earned. 593 19. Salvage 594 All salvage and towage performed by the Vessel shall 595 be for the Charterers’ benefit and the cost of repairing 596 damage occasioned thereby shall be borne by the 597 Charterers. 598 20. Wreck Removal 599 In the event of the Vessel becoming a wreck or 600 obstruction to navigation the Charterers shall indemnify 601 the Owners against any sums whatsoever which the 602 Owners shall become liable to pay and shall pay in 603 consequence of the Vessel becoming a wreck or 604 obstruction to navigation. 605 21. General Average 606 The Owners shall not contribute to General Average. 607 22. Assignment, Sub-Charter and Sale (see Clauses 608 46.1(v)) and 40.3) (a) The Charterers shall not assign this Charter nor 609 sub-charter the Vessel on a bareboat basis except with 610 the prior consent in writing of the Owners, which shall 611 not be unreasonably withheld, and subject to such terms 612 and conditions as the Owners shall approve. 613 (b) The Owners shall not sell the Vessel during the 614 currency of this Charter except with the prior written 615 consent of the Charterers, which shall not be unreason- 616 ably withheld, and subject to the buyer accepting an 617 assignment of this Charter. 618 23. Contracts of Carriage 619 *) (a) The Charterers are to procure that all documents 620 issued during the Charter Period evidencing the terms 621 and conditions agreed in respect of carriage of goods 622 shall contain a paramount clause incorporating any 623 legislation relating to carrier’s liability for cargo 624 compulsorily applicable in the trade; if no such legislation 625 exists, the documents shall incorporate the Hague-Visby 626 Rules. The documents shall also contain the New Jason 627 Clause and the Both-to-Blame Collision Clause. 628 *) (b) The Charterers are to procure that all passenger 629 tickets issued during the Charter Period for the carriage 630 of passengers and their luggage under this Charter shall 631 contain a paramount clause incorporating any legislation 632    relating to carrier’s liability for passengers and their 633 luggage compulsorily applicable in the trade; if no such 634 legislation exists, the passenger tickets shall incorporate 635 the Athens Convention Relating to the Carriage of 636 Passengers and their Luggage by Sea, 1974, and any 637 protocol thereto. 638 *) Delete as applicable. 639 24. Bank Corporate Guarantee 640 (Optional, only to apply if Box 27 filled in) 641 The Charterers undertake to furnish, on or about the 642 date of this Charter before delivery of the Vessel, a first class bank a corporate guarantee from 643 the Guarantor or bond in the sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter the other Security Documents (as the case may be) as 645 security, in each case for full performance of their obligations under this Charter. 646 25. Requisition/Acquisition 647 (a) Subject to the provisions of the Financial 648 Instruments (if any) and the General Assignment, Iin the event of the Requisition for Hire of the Vessel by any governmental or other competent authority 649 (hereinafter referred to as “Requisition for Hire”) 650 irrespective of the date during the Charter Period when 651 “Requisition for Hire” may occur and irrespective of the 652 length thereof and whether or not it be for an indefinite 653 or a limited period of time, and irrespective of whether it 654 may or will remain in force for the remainder of the 655 Charter Period, this Charter shall not be deemed thereby 656 or thereupon to be frustrated or otherwise terminated 657 and the Charterers shall continue to pay the stipulated 658 hire in the manner provided by this Charter until the time 659 when the Charter would have terminated pursuant to 660 any of the provisions hereof always provided however 661 that if all hire has been paid by the Charterers 662 hereunder then in the event of “Requisition for Hire” any Requisition Hire or compensation is received or receivable by the 663 Owners, the same shall be payable to the Charterers 664 during the remainder of the Charter Period or the period of the 665 “Requisition for Hire” whichever be the shorter. 666 (b) In the event of the Owners being deprived of their 667 ownership in the Vessel by any Compulsory Acquisition 668 of the Vessel or requisition for title by any governmental 669 or other competent authority (hereinafter referred to as 670 “Compulsory Acquisition”), then, irrespective of the date 671 during the Charter Period when “Compulsory Acqui- 672 sition” may occur, this Charter shall be deemed 673 terminated as of the date of such “Compulsory 674 Acquisition”. In such event Charter Hire to be considered 675 as earned and to be paid up to the date and time of 676 such “Compulsory Acquisition”. 677 26. War 678 (a) Subject to the provisions of the Financial 679 Instruments (if any), Ffor the purpose of this Clause, the words “War Risks” shall include any war (whether actual or 680 threatened), act of war, civil war, hostilities, revolution, 681 rebellion, civil commotion, warlike operations, the laying 682 of mines (whether actual or reported), acts of piracy, 683 acts of terrorists, acts of hostility or malicious damage, 684 blockades (whether imposed against all vessels or 685 imposed selectively against vessels of certain flags or 686 ownership, or against certain cargoes or crews or 687 otherwise howsoever), by any person, body, terrorist or 688 political group, or the Government of any state 689 whatsoever, which may be dangerous or are likely to be 690 or to become dangerous to the Vessel, her cargo, crew 691 or other persons on board the Vessel. 692 (b) Without first obtaining the consent of the 693 insurers to such employment and complying with the terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements as may be prescribed by the insurers, tThe Vessel, unless the written consent of the Owners be first obtained, shall not continue to or go 694 through any port, place, area or zone (whether of land 695 or sea), or any waterway or canal, where it reasonably 696 appears that the Vessel, her cargo, crew or other 697 persons on board the Vessel, in the reasonable 698 judgement of the Owners, may be, or are likely to be, 699 exposed to War Risks. Should the Vessel be within any 700 such place as aforesaid, which only becomes danger- 701 ous, or is likely to be or to become dangerous, after her 702 entry into it, the Owners shall have the right to require 703 the Vessel to leave such area. 704 (c) The Vessel shall not load contraband cargo, or to 705 pass through any blockade, whether such blockade be 706 imposed on all vessels, or is imposed selectively in any 707 way whatsoever against vessels of certain flags or 708 ownership, or against certain cargoes or crews or 709 otherwise howsoever, or to proceed to an area where 710 she shall be subject, or is likely to be subject to 711 a belligerent’s right of search and/or confiscation. 712 (d) If the insurers of the war risks insurance, when 713 Clause 14 is applicable, should require payment of 714 premiums and/or calls because, pursuant to the 715 Charterers’ orders, the Vessel is within, or is due to enter 716 and remain within, any area or areas which are specified 717 by such insurers as being subject to additional premiums 718 because of War Risks, then such premiums and/or calls 719 shall be reimbursed by the Charterers to the Owners at 720 the same time as the next payment of hire is due. 721 (e) The Charterers shall have the liberty: 722 (i) to comply with all orders, directions, recommend- 723 ations or advice as to departure, arrival, routes, 724 sailing in convoy, ports of call, stoppages, 725 destinations, discharge of cargo, delivery, or in any 726 other way whatsoever, which are given by the 727 Government of the Nation under whose flag the 728 Vessel sails, or any other Government, body or 729 group whatsoever acting with the power to compel 730 compliance with their orders or directions; 731 (ii) to comply with the orders, directions or recom- 732 mendations of any war risks underwriters who have 733 the authority to give the same under the terms of 734 the war risks insurance; 735 (iii) to comply with the terms of any resolution of the 736 Security Council of the United Nations, any 737 directives of the European Community, the effective 738 orders of any other Supranational body which has 739 the right to issue and give the same, and with 740 national laws aimed at enforcing the same to which 741 the Owners are subject, and to obey the orders 742 and directions of those who are charged with their 743 enforcement. 744 (f) In the event of outbreak of war (whether there be a 745 declaration of war or not) (i) between any two or more 746 of the following countries: the United States of America; 747 Russia; the United Kingdom; France; and the People’s 748 Republic of China, (ii) between any two or more of the 749 countries stated in Box 36, both the Owners and the 750 Charterers shall have the right to cancel this Charter, 751 whereupon the Charterers shall redeliver the Vessel to 752 the Owners in accordance with Clause 15, if the Vessel 753 has cargo on board after discharge thereof at 754 destination, or if debarred under this Clause from 755 reaching or entering it at a near, open and safe port as 756 directed by the Owners, or if the Vessel has no cargo 757 on board, at the port at which the Vessel then is or if at 758 sea at a near, open and safe port as directed by the 759 Owners. In all cases hire shall continue to be paid in 760 accordance with Clause 11 and except as aforesaid all 761 other provisions of this Charter shall apply until 762 redeliverythe end of the Security Period. 763 27. Commission – intentionally omitted 764 The Owners to pay a commission at the rate indicated 765 in Box 33 to the Brokers named in Box 33 on any hire 766 paid under the Charter. If no rate is indicated in Box 33, 767 the commission to be paid by the Owners shall cover 768 the actual expenses of the Brokers and a reasonable 769 fee for their work. 770 If the full hire is not paid owing to breach of the Charter 771 by either of the parties the party liable therefor shall 772 indemnify the Brokers against their loss of commission. 773 Should the parties agree to cancel the Charter, the 774 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 28. Termination See Clauses 40 and 44 778 (a) Charterers’ Default 779 The Owners shall be entitled to withdraw the Vessel from 780 the service of the Charterers and terminate the Charter 781 with immediate effect by written notice to the Charterers if: 782 (i) the Charterers fail to pay hire in accordance with 783 Clause 11. However, where there is a failure to 784 make punctual payment of hire due to oversight, 785 negligence, errors or omissions on the part of the 786 Charterers or their bankers, the Owners shall give 787 the Charterers written notice of the number of clear 788 banking days stated in Box 34 (as recognised at 789 the agreed place of payment) in which to rectify 790 the failure, and when so rectified within such 791 number of days following the Owners’ notice, the 792 payment shall stand as regular and punctual. 793 Failure by the Charterers to pay hire within the 794 number of days stated in Box 34 of their receiving 795 the Owners’ notice as provided herein, shall entitle 796 the Owners to withdraw the Vessel from the service 797 of the Charterers and terminate the Charter without 798 further notice; 799 (ii) the Charterers fail to comply with the requirements of: 800 (1) Clause 6 (Trading Restrictions) 801 (2) Clause 13(a) (Insurance and Repairs) 802 provided that the Owners shall have the option, by 803 written notice to the Charterers, to give the 804 Charterers a specified number of days grace within 805 which to rectify the failure without prejudice to the 806 Owners’ right to withdraw and terminate under this 807 Clause if the Charterers fail to comply with such 808 notice; 809 (iii) the Charterers fail to rectify any failure to comply 810 with the requirements of sub-clause 10(a)(i) 811 (Maintenance and Repairs) as soon as practically 812 possible after the Owners have requested them in 813 writing so to do and in any event so that the Vessel’s 814 insurance cover is not prejudiced. 815 (b) Owners’ Default 816 If the Owners shall by any act or omission be in breach 817 of their obligations under this Charter to the extent that 818 the Charterers are deprived of the use of the Vessel 819 and such breach continues for a period of fourteen (14) 820 running days after written notice thereof has been given 821 by the Charterers to the Owners, the Charterers shall 822 be entitled to terminate this Charter with immediate effect 823 by written notice to the Owners. 824 (c) Loss of Vessel 825 This Charter shall be deemed to be terminated if the 826 Vessel becomes a total loss or is declared as a 827 constructive or compromised or arranged total loss. For 828 the purpose of this sub-clause, the Vessel shall not be 829 deemed to be lost unless she has either become an 830 actual total loss or agreement has been reached with 831 her underwriters in respect of her constructive, 832 compromised or arranged total loss or if such agreement 833 with her underwriters is not reached it is adjudged by a 834 competent tribunal that a constructive loss of the Vessel 835 has occurred. 836 (d) Either party shall be entitled to terminate this 837 Charter with immediate effect by written notice to the 838 other party in the event of an order being made or 839 resolution passed for the winding up, dissolution, 840 liquidation or bankruptcy of the other party (otherwise 841 than for the purpose of reconstruction or amalgamation) 842 or if a receiver is appointed, or if it suspends payment, 843 ceases to carry on business or makes any special 844 arrangement or composition with its creditors. 845 (e) The termination of this Charter shall be without 846 prejudice to all rights accrued due between the parties 847 prior to the date of termination and to any claim that 848 either party might have. 849 29. Repossession 850 In the event of the Owners have made a request for 851 redelivery of the Vessel termination of this Charter in accordance with the applicable provisions of Clause 852 28Clause 40.3, the Owners shall in addition have the right to repossess 853 the Vessel from the Charterers at her current or next port of call, or 854 at a port or place convenient to them without hindrance 855 or interference by the Charterers, courts or local 856 authorities. Pending physical repossession of the Vessel 857 in accordance with this Clause 29 and/or Clause 40, the 858 Charterers shall hold the Vessel as gratuitous bailee only to the Owners 859 and the Charterers shall procure that the master and crew follow the orders and directions of the Owners. The Owners shall arrange for an authorised represent- 860 ative to board the Vessel as soon as reasonably 861 practicable following the termination of the Charter. The 862 Vessel shall be deemed to be repossessed by the 863 Owners from the Charterers upon the boarding of the 864 Vessel by the Owners’ representative. All arrangements 865 and expenses relating to the settling of wages, 866 disembarkation and repatriation of the Charterers’ 867 Master, officers and crew shall be the sole responsibility 868 of the Charterers. 869 30. Dispute Resolution 870 *) (a) This Contract Charter and any non-contractual 871 obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and any dispute arising 872 out of or in connection with this Contract Charter shall be 873 referred to arbitration in London in accordance with the Arbitration 874 Act 1996 or any statutory modification or re-enactment 875 thereof save to the extent necessary to give effect to 876 the provisions of this Clause. 877 The arbitration shall be conducted in accordance with 878 the London Maritime Arbitrators Association (LMAA) 879 Terms current at the time when the arbitration proceed- 880 ings are commenced. 881 The reference shall be to three arbitrators. A party 882 wishing to refer a dispute to arbitration shall appoint its 883 arbitrator and send notice of such appointment in writing 884 to the other party requiring the other party to appoint its 885 own arbitrator within 14 calendar days of that notice and 886 stating that it will appoint its arbitrator as sole arbitrator 887 unless the other party appoints its own arbitrator and 888 gives notice that it has done so within the 14 days 889 specified. If the other party does not appoint its own 890 arbitrator and give notice that it has done so within the 891 14 days specified, the party referring a dispute to 892 arbitration may, without the requirement of any further 893 prior notice to the other party, appoint its arbitrator as 894 sole arbitrator and shall advise the other party 895 accordingly. The award of a sole arbitrator shall be 896 binding on both parties as if he had been appointed by 897 agreement. 898 Nothing herein shall prevent the parties agreeing in 899 writing to vary these provisions to provide for the 900 appointment of a sole arbitrator. 901 In cases where neither the claim nor any counterclaim 902 exceeds the sum of US$50,000 (or such other sum as 903 the parties may agree) the arbitration shall be conducted 904 in accordance with the LMAA Small Claims Procedure 905 current at the time when the arbitration proceedings are 906 commenced. 907 *) (b) This Contract shall be governed by and construed 908 in accordance with Title 9 of the United States Code 909 and the Maritime Law of the United States and any 910 dispute arising out of or in connection with this Contract 911 shall be referred to three persons at New York, one to 912 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 any award, judgement may be entered on an award by 916 any court of competent jurisdiction. The proceedings 917 shall be conducted in accordance with the rules of the 918 Society of Maritime Arbitrators, Inc. 919 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 party shall be in writing and may be sent by fax, telex, 989 registered or recorded mail or by personal service. 990 (b) The address of the Parties for service of such 991 communication shall be as stated in Boxes 3 and 4 992 respectively. 993 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter PART III PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 (a) The Vessel shall be constructed in accordance with 2 the Building Contract (hereafter called “the Building 3 Contract”) as annexed to this Charter, made between the 4 Builders and the Owners and in accordance with the 5 specifications and plans annexed thereto, such Building 6 Contract, specifications and plans having been counter- 7 signed as approved by the Charterers. 8 (b) No change shall be made in the Building Contract or 9 in the specifications or plans of the Vessel as approved by 10 the Charterers as aforesaid, without the Charterers’ 11 consent. 12 (c) The Charterers shall have the right to send their 13 representative to the Builders’ Yard to inspect the Vessel 14 during the course of her construction to satisfy themselves 15 that construction is in accordance with such approved 16 specifications and plans as referred to under sub-clause 17 (a) of this Clause. 18 (d) The Vessel shall be built in accordance with the 19 Building Contract and shall be of the description set out 20 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 hereunder, the Charterers shall be bound to accept the 22 Vessel from the Owners, completed and constructed in 23 accordance with the Building Contract, on the date of 24 delivery by the Builders. The Charterers undertake that 25 having accepted the Vessel they will not thereafter raise 26 any claims against the Owners in respect of the Vessel’s 27 performance or specification or defects, if any. 28 Nevertheless, in respect of any repairs, replacements or 29 defects which appear within the first 12 months from 30 delivery by the Builders, the Owners shall endeavour to 31 compel the Builders to repair, replace or remedy any defects 32 or to recover from the Builders any expenditure incurred in 33 carrying out such repairs, replacements or remedies. 34 However, the Owners’ liability to the Charterers shall be 35 limited to the extent the Owners have a valid claim against 36 the Builders under the guarantee clause of the Building 37 Contract (a copy whereof has been supplied to the 38 Charterers). The Charterers shall be bound to accept such 39 sums as the Owners are reasonably able to recover under 40 this Clause and shall make no further claim on the Owners 41 for the difference between the amount(s) so recovered and 42 the actual expenditure on repairs, replacement or 43 remedying defects or for any loss of time incurred. 44 Any liquidated damages for physical defects or deficiencies 45 shall accrue to the account of the party stated in Box 41(a) 46 or if not filled in shall be shared equally between the parties. 47 The costs of pursuing a claim or claims against the Builders 48 under this Clause (including any liability to the Builders) 49 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 2. Time and Place of Delivery 52 (a) Subject to the Vessel having completed her 53 acceptance trials including trials of cargo equipment in 54 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 and the Charterers shall take delivery of the Vessel afloat 57 when ready for delivery and properly documented at the 58 Builders’ Yard or some other safe and readily accessible 59 dock, wharf or place as may be agreed between the parties 60 hereto and the Builders. Under the Building Contract the 61 Builders have estimated that the Vessel will be ready for 62 delivery to the Owners as therein provided but the delivery 63 date for the purpose of this Charter shall be the date when 64 the Vessel is in fact ready for delivery by the Builders after 65 completion of trials whether that be before or after as 66 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 and upon and after such acceptance, subject to Clause 69 1(d), the Charterers shall not be entitled to make any claim 70 against the Owners in respect of any conditions, 71 representations or warranties, whether express or implied, 72 as to the seaworthiness of the Vessel or in respect of delay 73 in delivery. 74 (b) If for any reason other than a default by the Owners 75 under the Building Contract, the Builders become entitled 76 under that Contract not to deliver the Vessel to the Owners, 77 the Owners shall upon giving to the Charterers written 78 notice of Builders becoming so entitled, be excused from 79 giving delivery of the Vessel to the Charterers and upon 80 receipt of such notice by the Charterers this Charter shall 81 cease to have effect. 82 (c) If for any reason the Owners become entitled under 83 the Building Contract to reject the Vessel the Owners shall, 84 before exercising such right of rejection, consult the 85 Charterers and thereupon 86 (i) if the Charterers do not wish to take delivery of the Vessel 87 they shall inform the Owners within seven (7) running days 88 by notice in writing and upon receipt by the Owners of such 89 notice this Charter shall cease to have effect; or 90 (ii) if the Charterers wish to take delivery of the Vessel 91 they may by notice in writing within seven (7) running days 92 require the Owners to negotiate with the Builders as to the 93 terms on which delivery should be taken and/or refrain from 94 exercising their right to rejection and upon receipt of such 95 notice the Owners shall commence such negotiations and/ 96 or take delivery of the Vessel from the Builders and deliver 97 her to the Charterers; 98 (iii) in no circumstances shall the Charterers be entitled to 99 reject the Vessel unless the Owners are able to reject the 100 Vessel from the Builders; 101 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 this Clause, the Owners shall thereafter not be liable to the 103 Charterers for any claim under or arising out of this Charter 104 or its termination. 105 (d) Any liquidated damages for delay in delivery under the 106 Building Contract and any costs incurred in pursuing a claim 107 therefor shall accrue to the account of the party stated in 108 Box 41(c) or if not filled in shall be shared equally between 109 the parties. 110 3. Guarantee Works 111 If not otherwise agreed, the Owners authorise the 112 Charterers to arrange for the guarantee works to be 113 performed in accordance with the building contract terms, 114 and hire to continue during the period of guarantee works. 115 The Charterers have to advise the Owners about the 116 performance to the extent the Owners may request. 117 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 the Owners and the Charterers and the Vessel shall be 120 painted in the colours, display the funnel insignia and fly 121 the house flag as required by the Charterers. 122 5. Survey on Redelivery 123 The Owners and the Charterers shall appoint surveyors 124 for the purpose of determining and agreeing in writing the 125 condition of the Vessel at the time of re-delivery. 126 Without prejudice to Clause 15 (Part II), the Charterers 127 shall bear all survey expenses and all other costs, if any, 128 including the cost of docking and undocking, if required, 129 as well as all repair costs incurred. The Charterers shall 130 also bear all loss of time spent in connection with any 131 docking and undocking as well as repairs, which shall be 132 paid at the rate of hire per day or pro rata. 133 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter PART IV HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 have fulfilled their obligations according to Part I and II 2 as well as Part III, if applicable, it is agreed, that on 3 payment of the final payment of hire as per Clause 11 4 the Charterers have purchased the Vessel with 5 everything belonging to her and the Vessel is fully paid 6 for. 7 In the following paragraphs the Owners are referred to 8 as the Sellers and the Charterers as the Buyers. 9 The Vessel shall be delivered by the Sellers and taken 10 over by the Buyers on expiration of the Charter. 11 The Sellers guarantee that the Vessel, at the time of 12 delivery, is free from all encumbrances and maritime 13 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 existing mortgage agreed not to be paid off by the time 16 of delivery. Should any claims, which have been incurred 17 prior to the time of delivery be made against the Vessel, 18 the Sellers hereby undertake to indemnify the Buyers 19 against all consequences of such claims to the extent it 20 can be proved that the Sellers are responsible for such 21 claims. Any taxes, notarial, consular and other charges 22 and expenses connected with the purchase and 23 registration under Buyers’ flag, shall be for Buyers’ 24 account. Any taxes, consular and other charges and 25 expenses connected with closing of the Sellers’ register, 26 shall be for Sellers’ account. 27 In exchange for payment of the last month’s hire 28 instalment the Sellers shall furnish the Buyers with a 29 Bill of Sale duly attested and legalized, together with a 30 certificate setting out the registered encumbrances, if 31 any. On delivery of the Vessel the Sellers shall provide 32 for deletion of the Vessel from the Ship’s Register and 33 deliver a certificate of deletion to the Buyers. 34 The Sellers shall, at the time of delivery, hand to the 35 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 be in Sellers’ possession. 38 The Wireless Installation and Nautical Instruments, 39 unless on hire, shall be included in the sale without any 40 extra payment. 41 The Vessel with everything belonging to her shall be at 42 Sellers’ risk and expense until she is delivered to the 43 Buyers, subject to the conditions of this Contract and 44 the Vessel with everything belonging to her shall be 45 delivered and taken over as she is at the time of delivery, 46 after which the Sellers shall have no responsibility for 47 possible faults or deficiencies of any description. 48 The Buyers undertake to pay for the repatriation of the 49 Master, officers and other personnel if appointed by the 50 Sellers to the port where the Vessel entered the Bareboat 51 Charter as per Clause 3 (Part II) or to pay the equivalent 52 cost for their journey to any other place. 53 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 For the purpose of this PART V, the following terms shall 2 have the meanings hereby assigned to them: 3 “The Bareboat Charter Registry” shall mean the registry 4 of the State whose flag the Vessel will fly and in which 5 the Charterers are registered as the bareboat charterers 6 during the period of the Bareboat Charter. 7 “The Underlying Registry” shall mean the registry of the 8 state in which the Owners of the Vessel are registered 9 as Owners and to which jurisdiction and control of the 10 Vessel will revert upon termination of the Bareboat 11 Charter Registration. 12 2. Mortgage 13 The Vessel chartered under this Charter is financed by 14 a mortgage and the provisions of Clause 12(b) (Part II) 15 shall apply. 16 3. Termination of Charter by Default 17 If the Vessel chartered under this Charter is registered 18 in a Bareboat Charter Registry as stated in Box 44, and 19 if the Owners shall default in the payment of any amounts 20 due under the mortgage(s) specified in Box 28, the 21 Charterers shall, if so required by the mortgagee, direct 22 the Owners to re-register the Vessel in the Underlying 23 Registry as shown in Box 45. 24 In the event of the Vessel being deleted from the 25 Bareboat Charter Registry as stated in Box 44, due to a 26 default by the Owners in the payment of any amounts 27 due under the mortgage(s), the Charterers shall have 28 the right to terminate this Charter forthwith and without 29 prejudice to any other claim they may have against the 30 Owners under this Charter. 31 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

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CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

34.5	Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination

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Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

(c)	the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to

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the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)

any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

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(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

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36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

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Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

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(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

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(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

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(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11	The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide

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all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

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38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1

If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

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40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

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40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

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(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent

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to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou
Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

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(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 (or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

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(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

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(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager

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and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

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(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents,

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is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)	the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all

22

respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)	they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing

23

Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer, and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

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(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)	they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly

25

notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable

26

endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option

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to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)	the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens,

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encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3	The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act,

29

omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

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(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

31

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances

32

arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

33

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

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“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA .

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

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(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    – DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

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“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the

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United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire” means, in relation to the Payment Date for each month, an amount equal to $2,880 times the number of calendar days in that month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $87,733.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

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(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)

any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

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“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

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“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

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“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Jasmer Shipholding Ltd., Jaspero Shiptrade S.A., Thetida Marine Co., Sui An Navigation Limited, Pingel Navigation Limited, Ebba Navigation Limited, Clan Navigation Limited, Evian Shiptrade Ltd, Anthimar Marine Inc., Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Atlanta, APL Los Angeles, APL Oakland, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amaranth, Navios Amarillo, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

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(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

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“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

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“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)

any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Finance Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

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“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the APL Denver with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Island registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

46

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the

47

proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

“subsidiary” has the meaning given in Clause 59.4; and

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

48

EXECUTION PAGE OWNERS SIGNED ) by } as an attorney-in-fact ) A for and on behalf of ) 7 (Y Ocean Dazzle Shipping Limited ) \jj 16’ y ‘ I II in the presence of: ) * Witness’ signature: ) — Witness’name: CAO Ying } Witness’ address: } ^ Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED ) by ) for and on behalf of ) Jaspero Shiptrade S.A. } as ) in the presence of: ) Witness’ signature: } Witness’ name: ) Witness’ address: )

EXECUTION PAGE OWNERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) Ocean Dazzle Shipping Limited ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS x * SIGNED ) by Efstratios G. Camatsos ) for and on behalf of ) Jaspero Shiptrade S.A. ) Ms / in the presence of: StYRjft / Witness’ signature: ) Witness’name: M^.TSON, FARLEY & WILLIAMS ) fK) Witness’address: 348 SYNGROU AVf’IMUE’ * KALLITHflA 176 74 ‘ ATHENS—GRcFCE

MEMORANDUM OF AGREEMENT Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966, 1983 and 1986/87, 1993 and 2012 Explanatory Notes for SALEFORM 2012 are available from BIMCO at www.bimco.org Printed by BIMCO’s idea Copyright: Norwegian Shipbrokers’ Association, Oslo. Published by Norwegian Shipbrokers’ Association, Oslo and BIMCO, Copenhagen 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Dated: _____________ 2018 Inastros Maritime Corp., a corporation incorporated and existing under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong having its registered office at Room 2310, 23/F, C C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (Name of buyers), hereinafter called the “Buyers”, have agreed to buy: Name of vessel: APL Denver IMO Number: 9345960 Classification Society: DNV GL Class Notation: 100 A5 Container ship BWM SOLAS-II-2,Reg.19 IW MC AUT Year of Build: 2007 Builder/Yard: New Century Shipbuilding Co., Ltd. Flag: Liberia Place of Registration: Marshall Islands GT/NT: 43,071 / 26,516 hereinafter called the “Vessel”, on the following terms and conditions: Definitions – see also Clause 28 “Agreement” means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28. “Banking Days” are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and ______ (add additional jurisdictions as appropriate). “Buyers’ Nominated Flag State” means Liberia (state flag state). “Cancelling Date” has the meaning given to that term in Clause 5. “Conditions Precedent” has the meaning given to that term in Clause 8(a). “Class” means the class notation referred to above. “Classification Society” means the Classification Society referred to above. ““Dollars” or “$” mean United States dollars, being the lawful currency of the United States of America.Deposit” shall have the meaning given in Clause 2 (Deposit) “Deposit Holder” means ______ (state name and location of Deposit Holder) or, if left blank, the Sellers’ Bank, which shall hold and release the Deposit in accordance with this Agreement. “In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, e-mail or telefax. “Parties” means the Sellers and the Buyers. “Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price). “Sellers’ Account” means ______ (state details of bank account) at the Sellers’ Bank. “Sellers’ Bank” means (state name of bank, branch and details) or, if left blank, the bank notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price. 1. Purchase Price See Clause 19The Purchase Price is ______ (state currency and amount both in words and figures). 2. Deposit – intentionally omitted This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ______% (______per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) Banking Days after the date that:    (i)                this Agreement has been signed by the Parties and exchanged in original or by    e-mail or telefax; and    (ii)                the Deposit Holder has confirmed in writing to the Parties that the account has been    opened.    The Deposit shall be released in accordance with joint written instructions of the Parties. Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay. 3. Payment     See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices):    (i)                the Deposit shall be released to the Sellers; and    (ii)                the balance of the Purchase Price and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be paid in full free of bank charges to the Sellers’ Account. 4. Inspection – intentionally omitted (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in ______ (state place) on ______ (state date) and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.    (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within ______ (state date/period).    The Sellers shall make the Vessel available for inspection at/in ______ (state place/range) within ______(state date/period).    The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred.    The Buyers shall inspect the Vessel without opening up and without cost to the Sellers.    During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers.    The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the date/last day of the period stated in Line 59, whichever is earlier.    Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void. *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply. 5. Time and place of delivery and notices (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage at/in ______ (state place/range) in the Sellers’ option and subject to such conditions as may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters.    Notice of Readiness shall not be tendered before: ______(date)    Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”)    This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.    31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery.    When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery.    (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling Date.    If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79.    If this Agreement is maintained with the a new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full force and effect.    (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date.    (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery the Deposit together with interest earned, if any, shall be released immediately to the Buyers whereafter this Agreement shall be null and voidterminate (provided that any provision hereof expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted (a)*     (i)                The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection.    (ii)                If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance.    Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes    This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3    80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 100 101 102 103 104 105 106 107 108 109 110 111 112 113 114 115 116 117 118 119 120 121 122 123 124 125 126 127 128 129 130 131 132 133 134 135 136 137 138

for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless    the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within    the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established.    (iii)                If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days.    (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees.    (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above:    (i)                The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ cost and expense to the satisfaction of Classification Society without condition/recommendation**. (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the Vessel’s class, in which case the Sellers shall pay these costs and expenses.    (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification    Society surveyor.    (iv) The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not.    *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 (a) shall apply. This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 4    139 140 141 142 143 144 145 146 147 148 149 150 151 152 153 154 155 156 157 158 159 160 161 162 163 164 165 166 167 168 169 170 171 172 173 174 175 176 177 178 179 180 181 182 183 184 185 186 187 188 189 190 191 192 193 194 195 196 197 198

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification    Society without condition/recommendation are not to be taken into account. 7. Spares, bunkers and other items The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery used or unused, whether on board or not shall become the Buyers’ property, but spares on order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment.    Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items: ______(include list)    Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: ______(include list)    Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense.    The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and greases in storage tanks and unopened drums at no extra cost.and pay either    (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or    (b) *the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port,    for the quantities taken over.    Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price.    “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date. *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply. 8.    Documentation    The place of closing: To be mutually agreed between the Sellers and the Buyers (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems:    (i)                Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens (whether maritime or otherwise) or any other debts whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; (ii)                Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State,                duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated                Flag State. (iiiii)                Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement;    (iiiiv)                Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate);    (ivv)                Certificate or Transcript of Registry issued by the competent authorities of the flag state on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by    199 200 201 202 203 204 205 206 207 208 209 210 211 212 213 214 215 216 217 218 219 220 221 222 223 224 225 226 227 228 229 230 231 232 233 234 235 236 237 238 239 240 241 242 243 244 245 246    This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 such authority to the closing meeting with the original to be sent to the Buyers as soon as 247 possible after delivery of the Vessel; 248    (vvi)                Declaration of Class or (depending on the Classification Society) a Class Maintenance 249 Certificate issued within three (3) Business Banking Days prior to delivery confirming that the 250 Vessel is in Class free of condition/recommendation; 251    (vi)                Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of 252 deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that 253 the registry does not as a matter of practice issue such documentation immediately, a 254 written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith 255 and provide a certificate or other official evidence of deletion to the Buyers promptly and 256 latest within four (4) weeks after the Purchase Price has been paid and the Vessel has 257 been delivered; 258 (vii)                A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the 259 Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry 260 does not as a matter of practice issue such certificate immediately, a written undertaking 261 from the Sellers to provide the copy of this certificate promptly upon it being issued 262 together with evidence of submission by the Sellers of a duly executed Form 2 stating 263 the date on which the Vessel shall cease to be registered with the Vessel’s registry; 264    (viiivii)    Commercial Invoice for the Vessel; 265    (ix)                Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; 266    (x)                A copy of the Sellers’ letter to their satellite communication provider cancelling the 267 Vessel’s communications contract which is to be sent immediately after delivery of the 268 Vessel; 269    (xiviii)                Any additional documents as may reasonably be required by the competent authorities 270 of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form 271 acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of 272 this Agreement; and 273    (xiiix)                The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not 274 black listed by any nation or international organisation. 275 (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers.    (b) At the time of delivery the Buyers shall provide the Sellers with: 276    (i)                Evidence that all necessary corporate, shareholder and other action has been taken by 277 the Buyers to authorise the execution, delivery and performance of this Agreement; and 278    (ii)                Power of Attorney of the Buyers (if any) appointing one or more representatives to act on 279 behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised 280 or apostilled (as appropriate). 281    (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English 282 language they shall be accompanied by an English translation by an authorised translator or 283 certified by a lawyer qualified to practice in the country of the translated language. 284    (d) The Parties shall to the extent possible exchange copies, drafts or samples of the 285 documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the 286 other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the 287 Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to 288 Clause 5(b) of this Agreement. 289    (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) 290 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document 6.

above,    the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, 291 drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other 292 certificates which are on board the Vessel shall also be handed over to the Buyers unless 293 the Sellers are required to retain same, in which case the Buyers have the right to take copies. 294    (f) Other technical documentation which may be in the Sellers’ possession shall promptly after 295 delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep 296 the Vessel’s log books but the Buyers have the right to take copies of same. 297    (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the 298 Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 299 9. Encumbrances 300 The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the 301 Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts 302 whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the 303 Buyers against all consequences of claims made against the Vessel which have been incurred 304 prior to the time of delivery. 305 10. Taxes, fees and expenses 306 Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the 307 Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection 308 with the closing of the Sellers’ register shall be for the Sellers’ account. 309 11. Condition on delivery 310 The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is 311 delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall 312 be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. 313    However, the Vessel shall be delivered free of cargo and free of stowaways with her Class 314 maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s 315 class, and with her classification certificates and national certificates, as well as all other 316 certificates the Vessel had at the time of inspectiondelivery, valid and unextended without 317 condition/recommendation* by the Classification Society or the relevant authorities at the time 318 of delivery. 319 “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 320 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this 321 Agreement shall be the relevant date. 322 *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification 323 Society without condition/recommendation are not to be taken into account. 324 12. Name/markings – intentionally omitted 325 Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel 326 markings. 327 13. Buyers’ default 328 Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the 329 right to cancel this Agreement, and they shall be entitled to claim compensation for their losses 330 and for all expenses incurred together with interest. 331    Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the 332 Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ 333 liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the 334 Sellers shall be entitled to claim further compensation for their losses and for all expenses 335 incurred together with interest. 336 14. Sellers’ default 337 Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be 338 ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the    339 option of cancelling this Agreement. If after Notice of Readiness has been given but before 340 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not 341 made physically ready again by the Cancelling Date and new Notice of Readiness given, the 342 Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this 343 Agreement, the Deposit together with interest earned, if any, shall be released to them 344 immediately. 345 Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law 346 or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers 347 for their direct and documented loss and for all documented expenses together with 348 interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 349 15. Buyers’ representatives – intentionally omitted 350 After this Agreement has been signed by the Parties and the Deposit has been lodged, the 351 Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and 352 expense. 353    These representatives are on board for the purpose of familiarisation and in the capacity of 354 observers only, and they shall not interfere in any respect with the operation of the Vessel. The 355 Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of 356 indemnity prior to their embarkation. 357 16. Law and Arbitration See Clause 25 358 (a) *This Agreement shall be governed by and construed in accordance with English law and 359 any dispute arising out of or in connection with this Agreement shall be referred to arbitration in 360 London in accordance with the Arbitration Act 1996 or any statutory modification or re- 361 enactment thereof save to the extent necessary to give effect to the provisions of this Clause. 362    The arbitration shall be conducted in accordance with the London Maritime Arbitrators 363 Association (LMAA) Terms current at the time when the arbitration proceedings are 364 commenced. 365    The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall 366 appoint its arbitrator and send notice of such appointment in writing to the other party requiring 367 the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and 368 stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own 369 arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the 370 other party does not appoint its own arbitrator and give notice that it has done so within the 371 fourteen (14) days specified, the party referring a dispute to arbitration may, without the 372 requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator 373 and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on 374 both Parties as if the sole arbitrator had been appointed by agreement. 375    In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the 376 arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at 377 the time when the arbitration proceedings are commenced. 378    (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the 379 United States Code and the substantive law (not including the choice of law rules) of the State 380 of New York and any dispute arising out of or in connection with this Agreement shall be 381 referred to three (3) persons at New York, one to be appointed by each of the parties hereto, 382 and the third by the two so chosen; their decision or that of any two of them shall be final, and 383 for the purposes of enforcing any award, judgment may be entered on an award by any court of 384 competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the 385 Society of Maritime Arbitrators, Inc. 386    In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the 387 arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the 388 Society of Maritime Arbitrators, Inc. 389    (c) This Agreement shall be governed by and construed in accordance with the laws of ______ 390 (state place) and any dispute arising out of or in connection with this Agreement shall be 391 referred to arbitration at ______ (state place), subject to the procedures applicable there. 392 *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of 393 deletions, alternative 16(a) shall apply. 394 17. Notices See Clause 27 395    This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

All notices to be provided under the Agreement shall be in writing. Contact details for recipients of notices are as follows: For the Buyers: For the Sellers: 18 Entire Agreement The written terms of this agreement (together with the other Leasing Documents) comprise the entire agreement between the Buyers and The Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty(whether or not made negligently) other than as is expressly set out in this agreement. Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in the Clause shall limit or exclude any liability for fraud. For and on behalf the sellers Name: Title: For and on behalf of the buyers Name: Title    This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.    396 397 398 399 400 401 402 403 404 405 406 407 408 409

All notice to be provided under this Agreement shall be in writing Contact details for recipients of notices are as follows: For the buyers: For the Sellers: 18. entire agreement The written terms of this Agreement (together with the other Leasing documents) comprise the entire agreements between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than a sis expressly set out in this agreement. Any terms implied into this Agreement by any applicable statue or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud. For and on behalf of the Sellers Name: Title: For and on behalf of the Buyers Name: Title: This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$7,200,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL43ABNA0600358879.

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EXECUTION PAGE BUYERS SIGNED by as an attorney-in-fact for and on behalf of OCEAN DAZZLE SHIPPING LIMITED In the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED By For and on behalf of Inastros Maritime corp. As In the presence of : Witness’ signature: Witness’ name: Witness’ address: ))))))))))))))))) 6 SINGAPORE/89326201V1

EXECUTION PAGE BUYERS SIGNED by as an attorney-in-fact for and on behalf of OCEAN DAZZLE SHIPPING LIMITED In the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED By For and on behalf of Inastros Maritime corp. As In the presence of : Witness’ signature: Witness’ name: Witness’ address: ))))))))))))))))) 6 SINGAPORE/89326201V1

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

1. Shipbroker **N/A**	**BIMCO STANDARD BAREBOAT CHARTER** **CODE NAME: "BARECON 2001"** PART I
	2. Place and date 25 May 2018
3. Owners/Place of business (Cl. 1) **Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong**	4. Bareboat Charterers/Place of business (Cl. 1) **Jaspero Shiptrade S.A. / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands**
5. Vessel's name, call sign and flag (Cl. 1 and 3) **APL Los Angeles / 3FAK3 / Panama or any other Flag State**	
6. Type of Vessel **Container**	7. GT/NT **43,071 / 26,516**
8. When/Where built **2008 / New Century Shipbuilding Co., Ltd.**	9. Total DWT (abt.) in metric tons on summer freeboard **56,100**
10. Classification Society (Cl. 3) **DNV GL or any other Classification Society**	11. Date of last special survey by the Vessel's classification society **25/04/2017**
12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3) **IMO No.: 9345958** **Length: 256.42 metres** **Breadth: 32.20 metres** **Depth: 16.75 metres**	
13. Port or Place of delivery (Cl. 3) **The place of delivery specified under Clause 5(a) of the MOA**	14. Time for delivery (Cl. 4) **See Clause 34** 15. Cancelling date (Cl. 5) **See Clause 33**
16. Port or Place of redelivery (Cl. 15) **At a safe, ice free port or place in such ready safe berth as the Owners may direct**	17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15) **See Clause 40**
18. Running days' notice if other than stated in Cl. 4 **N/A**	19. Frequency of dry-docking (Cl. 10(g)) **In accordance with Classification Society or Flag State requirements**
20. Trading limits (Cl. 6) **Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)**	
21. Charter period (Cl. 2) **See Clause 32**	22. Charter hire (Cl. 11) **See Clause 36**
23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii)) **N/A**	
24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV **See Clause 36.10 - neither Clause 11(f) nor Part IV applies**	25. Currency and method of payment (Cl. 11) **Dollars/bank transfer**

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I 26. Place of payment; also state beneficiary and bank account (.QLll) 27. BaRIH:orporate guaranteelllood (sum and place) (CI. 24) (optional) Beneficiary: Minsheng Blueocean Leasing Corporation Limited See Clause 24 Account No.: 800020278-214 Beneficiary bank: China Minsheng Banking Hong Kong Branch SWIFT Code: MSBCHKHH 28. Mortgage(s), if any (state whether 11!21 or !Ql. applies; if 1.f{hl 29. Insurance (hull and machinery and war risks) (state value ace. to .QL.1Mfi applies state date of Financial Instrument and name of or, if applicable, ace. to Cl. 14(kl) (also state if Cl. 14 applies) Mortgagee(s)/Piace of business) (.Qill) See Clause 38—CLAUSE 14 DOES NOT APPLY See Clause 35 30. Additional insurance cover, if any, for Owners’ account limited to 31. Additional insurance cover, if any, for Charterers’ account limited to (~or,if applicable,~) (~or,if applicable,~) See Clause 38 See Clause 38 32. Latent defects (only to be filled in if period other than stated in~) 33. Brokerage commission and to whom payable (CI. 27) N/A N/A (~ 35. Dispute Resolution (state 30(al, 30(b) or 30fcl; if 30fcl agreed Place 34. Grace period (state number of clear llaAkiAg daysBusiness Days) of Arbitration must be stated ~ See Clause 44 See Clause 30(a) 36. War cancellation (indicate countries agreed) (~) N/A 37. Newbuilding Vessel (indicate with “yes” or “no” whether PART Ill 38. Name and place of Builders (only to be filled in if PART Ill applies) applies) (optional) N/A No, Part Ill does not apply 39. Vessel’s Yard Building No. (only to be fllled in if PART Ill applies) 40. Date of Building Contract (only to be filled in if PART Ill applies) N/A N/A 41 . Liquidated damages and costs shall accrue to (state party ace. to .Ql.J.) a) N/A b) N/A c) N/A 42. Hire/Purchase agreement (indicate with “yes” or “no” whether PART IV 43. Bareboat Charter Registry (indicate with “yes” or “no” whether PART V applies) (optional) applies) (optional) No, Part IV does not apply No, Part V does not apply 44.Fiag and Country of the Bareboat Charter Registry (only to be filled 45. Country of the Underlying Registry (only to be filled in if PART V applies) in if PART V applies) N/A N/A 46. Number of additional clauses covering special provisions, if agreed Clause 32 to Clause 59 PREAMBLE- It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall Include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART Ill and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, ~and~. If PART Ill and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART Ill and/or PART IV and/or PART V to the extent of such conflict but no further. Signature (Owners) , l lfl. Signature (Charterers) For and on behalf of the Owners VV ~ For and on behalf of the Charterers Name: Title: This document is a computer ljener t BARE CON 2 01 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I 26. Place of payment; also state beneficiary and bank account (QLJJ) 27. QaAA.Corporate guaranteelbood (sum and place) (CI. 24) (optional) Beneficiary: Minsheng Blueocean Leasing Corporation Limited See Clause 24 Account No.: 800020278-214 Beneficiary bank: China Minsheng Banking Hong Kong Branch SWIFT Code: MSBCHKHH 28. Mortgage(s), if any (state whether 1l!l!l or !Ill applies; if 11!llJ. 29 Insurance (hull and machinery and war risks) (state value ace. to QL1M!} applies state date of Financial Instrument and name of or, if applicable, ace. to Cl. 14(kl) (also state if .QLM applies) Mortgagee(s)/Piace of business) (CI. 12) See Clause 35 See Clause 38- CLAUSE 14 DOES NOT APPLY 30 Additional insurance cover, if any, for Owners’ account limited to 31 . Additional insurance cover, if any, for Charterers’ account limited to ~or, if applicable, Q1.J.Mgl) (CI. 13(bl or, if applicable, QUMg}) See Clause 38 See Clause 38 32. Latent defects (only to be filled in if period other than stated in Q2) 33. Brokerage commission and to whom payable (CI. 27) N/A N/A 35. Oi.spute Resolution (state~. 30(b) or 1Q!£1; if~agreed Place 34. Grace period (state number of clear 9aAkiA!J daysBusiness Days) (~) ~) of Arbitration must be stated See Clause 44 See Clause 30(a) 36, War cancellation (indicate countries agreed) (CI. 26(fl) N/A 37. Newbuilding Vessel (indicate with “yes” or “no” whether PART Ill 38 Name and place of Builders (only to be filled in if PART Ill applies) applies) (optional) N/A No, Part Ill does not apply 39. Vessel’s Yard Building No. (only to be filled in if PART Ill applies) 40. Date of Building Contract (only to be filled in if PART Ill applies) N/A N/A 41 . Liquidated damages and costs shall accrue to (state party ace. to Q_1.) a) N/A b) N/A c) N/A 42. Hire/Purchase agreement (indicate with “yes” or “no” whether PART IV 43. Bareboat Charter Registry (indicate with “yes· or “no” whether PART V applies) (optional) applies) (optional) No, Part IV does not apply No, Part V does not apply 44.Fiag and Country of the Bareboat Charter Registry (only to be filled 45. Country of the Unde~ying Registry (only to be filled in if PART V applies) in if PART V applies) N/A N/A 46 Number of additional clauses covering special provisions, if agreed Clause 32 to Clause 59 PREAMBLE • It is muluaDy agreed that this Conlract shall be performed subject to the conditions contained in this Charter which shall indude EMIT ! and PART 11. In the event ol a con met ol conditions, the provisions of PART I shall prevail over those or PART li to the extent of such conflict but no further. It is further mutually agreed thai PART Ill and/or PART IV and/Of PART V shall only apply and only form part or th s Charter if expressly agreed and slated in Boxes 37,!?. and~- If PART Ill and!Of PART IV and/Of PART V apply, It is further agreed that in the event or a conflict ol condi6ons. the provisions of PART I and PART II shall prevan over those of PART Ill and!Of PART IV and!Of PART v to the extent or such conHict but no further. Signalure (Owners) Signalure (Charterers) For and on behalf of the Owners For and on behalf of the Charterers Name: Name: Title: Title: This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clea~y visible. In the event of any modification made to the pre-printed text of this document which is nat clea~y visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 In this Charter, the following terms shall have the 2 meanings hereby assigned to them: 3 “The Owners” shall mean the party identified in Box 3; 4 “The Charterers” shall mean the party identified in Box 4; 5 “The Vessel” shall mean the vessel named in Box 5 and 6 with particulars as stated in Boxes 6 to 12. 7 “Financial Instrument” means the mortgage, deed of 8 covenant or other such financial security instrument as 9 annexed to this Charter and stated in Box 28. 10 2. Charter Period 11 In consideration of the hire detailed in Box 22, 12 the Owners have agreed to let and the Charterers have 13 agreed to hire the Vessel for the period stated in Box 21 14 (“The Charter Period”). See also Clause 32 and Clause 15 36. 3. Delivery 16 (not applicable when Part III applies, as indicated in Box 37) 17 (a) The Owners shall before and at the time of delivery 18 exercise due diligence to make the Vessel seaworthy 19 And in every respect ready in hull, machinery and 20 equipment for service under this Charter. 21 The Vessel shall be delivered by the Owners and taken 22 over by the Charterers at the port or place indicated in 23 Box 13 in such ready safe berth as the Charterers may 24 direct. 25 (b) The Vessel shall beis properly documented on 26 delivery in accordance with the laws of the fFlag State 27 indicated in Box 5 and the requirements of the 28 cClassification sSociety stated in Box 10. The Vessel 29 upon delivery shall have her survey cycles up to date and 30 trading and class certificates valid for at least the number 31 of months agreed in Box 12. 32 (c) The delivery of the Vessel by the Owners and the 33 taking over of the Vessel by the Charterers shall 34 constitute a full performance by the Owners of all the 35 Owners’ obligations under this Clause 3, and thereafter 36 the Charterers shall not be entitled to make or assert 37 any claim against the Owners on account of any 38 conditions, representations or warranties expressed or 39 implied with respect to the Vessel but the Owners shall 40 be liable for the cost of but not the time for repairs or 41 renewals occasioned by latent defects in the Vessel, 42 her machinery or appurtenances, existing at the time of 43 delivery under this Charter, provided such defects have 44 manifested themselves within twelve (12) months after 45 delivery unless otherwise provided in Box 32. 46 4. Time for Delivery See Clauses 32 and 34 47 (not applicable when Part III applies, as indicated in Box 37) 48 The Vessel shall not be delivered before the date 49 indicated in Box 14 without the Charterers’ consent and 50 the Owners shall exercise due diligence to deliver the 51 Vessel not later than the date indicated in Box 15. 52 Unless otherwise agreed in Box 18, the Owners shall 53 give the Charterers not less than thirty (30) running days’ 54 preliminary and not less than fourteen (14) running days’ 55 definite notice of the date on which the Vessel is 56 expected to be ready for delivery. 57 The Owners shall keep the Charterers closely advised 58 of possible changes in the Vessel’s position. 59 5. Cancelling See Clause 33 60 (not applicable when Part III applies, as indicated in Box 37) 61 (a) Should the Vessel not be delivered latest by the 62 cancelling date indicated in Box 15, the Charterers shall 63 have the option of cancelling this Charter by giving the 64 Owners notice of cancellation within thirty-six (36) 65 running hours after the cancelling date stated in Box 66 15, failing which this Charter shall remain in full force 67 and effect. 68 (b) If it appears that the Vessel will be delayed beyond 69 the cancelling date, the Owners may, as soon as they 70 are in a position to state with reasonable certainty the 71 day on which the Vessel should be ready, give notice 72 thereof to the Charterers asking whether they will 73 exercise their option of cancelling, and the option must 74 then be declared within one hundred and sixty-eight 75 (168) running hours of the receipt by the Charterers of 76 such notice or within thirty-six (36) running hours after 77 the cancelling date, whichever is the earlier. If the 78 Charterers do not then exercise their option of cancelling, 79 the seventh day after the readiness date stated in the 80 Owners’ notice shall be substituted for the cancelling 81 date indicated in Box 15 for the purpose of this Clause 5. 82 (c) Cancellation under this Clause 5 shall be without 83 prejudice to any claim the Charterers may otherwise 84 have on the Owners under this Charter. 85 6. Trading Restrictions See also Clauses 46.1(n) and 86 46.1(o) and 46.1(q) The Vessel shall be employed in lawful trades for the 87 carriage of suitable lawful merchandise within the trading 88 limits indicated in Box 20. 89 The Charterers undertake not to employ the Vessel or 90 suffer the Vessel to be employed otherwise than in 91 conformity with the terms of the contracts of insurance 92 (including any warranties expressed or implied therein) 93 without first obtaining the consent of the insurers to such 94 employment and complying with such requirements as 95 to extra premium or otherwise as the insurers may 96 prescribe. 97 The Charterers also undertake not to employ the Vessel 98 or suffer her employment in any trade or business which 99 is forbidden by the law of any country to which the Vessel 100 may sail or is otherwise illicit or in carrying illicit or 101 prohibited goods or in any manner whatsoever which 102 may render her liable to condemnation, destruction, 103 seizure or confiscation. 104 Notwithstanding any other provisions contained in this 105 Charter it is agreed that nuclear fuels or radioactive 106 products or waste are specifically excluded from the 107 cargo permitted to be loaded or carried under this 108 Charter. This exclusion does not apply to radio-isotopes 109 used or intended to be used for any industrial, 110 commercial, agricultural, medical or scientific purposes 111 provided the Owners’ prior approval has been obtained 112 to loading thereof. 113 7. Surveys on Delivery and Redelivery 114 (not applicable when Part III applies, as indicated in Box 37) 115 The Owners and Charterers shall each appoint 116 surveyors for the purpose of determining and agreeing 117 in writing the condition of the Vessel at the time of 118 delivery and redelivery pursuant to Clause 40.3 (with 119 the relevant costs paid by the Charterers).hereunder. The Owners shall bear all expenses of the On-hire Survey including loss 120 of time, if any, and the Charterers shall bear all expenses 121 of the Off-hire Survey including loss of time, if any, at 122 the daily equivalent to the rate of hire or pro rata thereof. 123 8. Inspection 124 The Owners shall have the right at any time either (i) 125 once every calendar year provided no Potential Termination Event or Termination Event has occurred (after giving reasonable notice to the Charterers and provided that the Owners do not unduly interfere with or cause delay to the commercial operation of the Vessel) or (ii) at any time following the occurrence of a Potential Termination Event or Termination Event and for as long as it is continuing (after giving reasonable notice to the Charterers), to inspect or survey 126 the Vessel or instruct a duly authorised surveyor to carry 127 out such survey on their behalf:- 128 (a) to ascertain the condition of the Vessel and satisfy 129 themselves that the Vessel is being properly repaired 130 and maintained. The costs and fees for such inspection 131 or survey shall be paid by the Charterers, subject to the 132 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel is found to require repairs or maintenance in order to 133 achieve the condition so provided; 134 (b) in dry-dock if the Charterers have not dry-docked 135 Her in accordance with Clause 10(g). The costs and fees 136 for such inspection or survey shall be paid by the 137 Charterers, subject to the above conditions as may be 138 applicable from lines 125 to 128; and (c) for any other commercial reason they consider 139 necessary (provided it does not unduly interfere with 140 the commercial operation of the Vessel). The costs and 141 fees for such inspection and survey shall be paid by the 142 OwnersCharterers, subject to the above conditions as 143 may be applicable from lines 125 to 128. All time used in respect of inspection, survey or repairs 144 shall be for the Charterers’ account and form part of the 145 Charter Period. 146 The Charterers shall also permit the Owners to inspect 147 the Vessel’s log books whenever requested and shall 148 whenever required by the Owners furnish them with full 149 information regarding any casualties or other accidents 150 or damage to the Vessel. 151 The Charterers shall provide such necessary assistance to the Owners, their representatives or agents in respect of any inspection hereunder. 9. Inventories, Oil and Stores See Clause 34.7 152 A complete inventory of the Vessel’s entire equipment, 153 outfit including spare parts, appliances and of all 154 consumable stores on board the Vessel shall be made 155 by the Charterers in conjunction with the Owners on 156 delivery and again on redelivery of the Vessel. The 157 Charterers and the Owners, respectively, shall at the 158 time of delivery and redelivery take over and pay for all 159 bunkers, lubricating oil, unbroached provisions, paints, 160 ropes and other consumable stores (excluding spare 161 parts) in the said Vessel at the then current market prices 162 at the ports of delivery and redelivery, respectively. The 163 Charterers shall ensure that all spare parts listed in the 164 inventory and used during the Charter Period are 165 replaced at their expense prior to redelivery of the 166 Vessel. 167 10. Maintenance and Operation 168 (a)(i)Maintenance and Repairs—During the Charter 169 Period the Vessel shall be in the full possession 170 and at the absolute disposal for all purposes of the 171 Charterers and under their complete control in 172 every respect. The Charterers shall maintain the 173 Vessel, her machinery, boilers, appurtenances and 174 spare parts in a good state of repair, in efficient 175 operating condition and in accordance with good 176 commercial maintenance practice and, except as 177 provided for in Clause 14(l), if applicable, at their 178 own expense they shall at all times keep the 179 Vessel’s Class classification fully up to date with 180 the Classification Society indicated in Box 10 and maintain all other 181 necessary certificates in force at all times. 182 (ii) New Class and Other Safety Requirements—In the 183 event of any improvement, structural changes or 184 new equipment becoming necessary for the 185 continued operation of the Vessel by reason of new 186 class requirements or by compulsory legislation 187 costing (excluding the Charterers’ loss of time) 188 more than the percentage stated in Box 23, or if 189 Box 23 is left blank, 5 per cent. of the Vessel’s 190 insurance value as stated in Box 29, then the 191 extent, if any, to which the rate of hire shall be varied 192 and the ratio in which the cost of compliance shall 193 be shared between the parties concerned in order 194 to achieve a reasonable distribution thereof as 195 between the Owners and the Charterers having 196 regard, inter alia, to the length of the period 197 remaining under this Charter shall, in the absence 198 of agreement, be referred to the dispute resolution 199 method agreed in Clause 30., the Charterers shall 200 ensure that the same are complied with and the time and costs of compliance shall be for the Charterers’ account. (iii) Financial Security—The Charterers shall maintain 201 financial security or responsibility in respect of third 202 party liabilities as required by any government, 203 including federal, state or municipal or other division 204 or authority thereof, to enable the Vessel, without 205 penalty or charge, lawfully to enter, remain at, or 206 leave any port, place, territorial or contiguous 207 waters of any country, state or municipality in 208 performance of this Charter without any delay. This 209 obligation shall apply whether or not such 210 requirements have been lawfully imposed by such 211 government or division or authority thereof. 212 The Charterers shall make and maintain all arrange- 213 ments by bond or otherwise as may be necessary to 214 satisfy such requirements at the Charterers’ sole 215 expense and the Charterers shall indemnify the Owners 216 against all consequences whatsoever (including loss of 217 time) for any failure or inability to do so. 218 (b) Operation of the Vessel—The Charterers shall at 219 their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 required, repair the Vessel during the Charter Period 222 and they shall pay all charges and expenses of every 223 kind and nature whatsoever incidental to their use and 224 operation of the Vessel under this Charter, including 225 annual flag Flag State fees and any foreign general 226 municipality and/or state taxes. The Master, officers 227 and crew of the Vessel shall be the servants of the Charterers 228 for all purposes whatsoever, even if for any reason 229 appointed by the Owners. 230 Charterers shall comply with the regulations regarding 231 officers and crew in force in the country of the Vessel’s 232 flag or any other applicable law. 233 (c) The Charterers shall keep the Owners and the 234 mMortgagee(s) advised of the intended employment 235 (other than in respect of time charterers which are less than 13 months in duration (after including any optional extension periods)), planned dry-docking (other than the periodical dry- 236 docking referred to under paragraph (g) below) and major repairs of the Vessel, as reasonably required. 237 (d) Flag and Name of Vessel – During the Charter 238 Period, the Charterers shall have the liberty to paint the 239 Vessel in their own colours, install and display their 240 funnel insignia and fly their own house flag (with all fees, 241 costs and expenses arising in relation thereto for the Charterers account). The Charterers shall also have the liberty, with the Owners’ 242 consent, which shall not be unreasonably withheld, to 243 change the flag of the Vessel to that of another Flag 244 State (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) and/or with the Owners’ consent, the name of the Vessel (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) during the Charter Period. Any Ppainting and re-painting, 245 instalment and re-instalment, registration (including maintenance 246 and renewal thereof) and re-registration, if required by the Owners, shall be at the Charterers’ 247 expense and time. If the Flag State requires the 248 Owners to establish a physical presence or office in the jurisdiction of such Flag State, all fees, costs and expenses payable by the Owners to establish and maintain such physical presence or office shall be for the account of the Charterers. (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 classification or value or changes in the machinery, boilers, appurten- ances or spare parts thereof without in each instance 252 first securing the Owners’ approval thereof. If the Owners 253 so agree, the Charterers shall, if the Owners so require, 254 restore the Vessel to its former condition before the 255 termination of this Charter. 256 (f) Use of the Vessel’s Outfit, Equipment and 257 Appliances—The Charterers shall have the use of all 258 outfit, equipment, and appliances on board the Vessel 259 at the time of delivery, provided the same or their 260 substantial equivalent shall be returned to the Owners 261 on redelivery (without prejudice to Clauses 40.6 and 262 40.7 and if redelivery is required pursuant to this Charter) in the same good order and condition as when received, ordinary wear and tear excepted. The 263 Charterers shall from time to time during the Charter 264 Period replace such items of equipment as shall be so 265 damaged or worn as to be unfit for use. The Charterers 266 are to procure that all repairs to or replacement of any 267 damaged, worn or lost parts or equipment be effected 268 in such manner (both as regards workmanship and 269 quality of materials) as not to diminish the value of the 270 Vessel. Title of any equipment so replaced shall vest 271 in and remain with the Owners. The Charterers have the right to fit additional equipment at their expense and risk (provided that no 272 permanent structural damage is caused to the Vessel by reason of such installation) andbut the Charterers shall, at their expense, remove such equipment and 273 make good any damage caused by the fitting or removal of such additional equipment before the Vessel is redelivered to the Owners pursuant to Clause 40.3 and without prejudice to Clauses 40.6 and 40.7,at the end of the period if requested by the Owners. Any equipment including radio 274 equipment on hire on the Vessel at time of delivery shall 275 be kept and maintained by the Charterers and the 276 Charterers shall assume the obligations and liabilities 277 of the Owners under any lease contracts in connection 278 therewith and shall reimburse the Owners for all 279 expenses incurred in connection therewith, also for any 280 new equipment required in order to comply with radio 281 regulations. 282 (g) Periodical Dry-Docking—The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 parts whenever the same may be necessary, but not 285 less than once during the period stated in Box 19 or, if 286 Box 19 has been left blank, every sixty (60) calendar 287 months after delivery or such other period as may be 288 required by the Classification Society or flag State. 289 11. Hire See Clause 36 290 (a) The Charterers shall pay hire due to the Owners 291 punctually in accordance with the terms of this Charter 292 in respect of which time shall be of the essence. 293 (b) The Charterers shall pay to the Owners for the hire 294 of the Vessel a lump sum in the amount indicated in 295 Box 22 which shall be payable not later than every thirty 296 (30) running days in advance, the first lump sum being 297 payable on the date and hour of the Vessel’s delivery to 298 the Charterers. Hire shall be paid continuously 299 throughout the Charter Period. 300 (c) Payment of hire shall be made in cash without 301 discount in the currency and in the manner indicated in 302 Box 25 and at the place mentioned in Box 26. 303 (d) Final payment of hire, if for a period of less than 304 thirty (30) running days, shall be calculated proportionally 305 according to the number of days and hours remaining 306 before redelivery and advance payment to be effected 307 accordingly. 308 (e) Should the Vessel be lost or missing, hire shall 309 cease from the date and time when she was lost or last 310 heard of. The date upon which the Vessel is to be treated 311 as lost or missing shall be ten (10) days after the Vessel 312 was last reported or when the Vessel is posted as 313 missing by Lloyd’s, whichever occurs first. Any hire paid 314 in advance to be adjusted accordingly. 315 (f) Any delay in payment of hire shall entitle the 316 Owners to interest at the rate per annum as agreed 317 in Box 24. If Box 24 has not been filled in, the three months 318 Interbank offered rate in London (LIBOR or its successor) 319 for the currency stated in Box 25, as quoted by the British 320 Bankers’ Association (BBA) on the date when the hire 321 fell due, increased by 2 per cent., shall apply. 322 (g) Payment of interest due under sub-clause 11(f) 323 shall be made within seven (7) running days of the date 324 of the Owners’ invoice specifying the amount payable 325 or, in the absence of an invoice, at the time of the next 326 hire payment date. 327 12. Mortgage See Clause 35 328 (only to apply if Box 28 has been appropriately filled in) 329 *) (a) The Owners warrant that they have not effected 330 any mortgage(s) of the Vessel and that they shall not 331 effect any mortgage(s) without the prior consent of the 332 Charterers, which shall not be unreasonably withheld. 333 *) (b) The Vessel chartered under this Charter is financed 334 by a mortgage according to the Financial Instrument. 335 The Charterers undertake to comply, and provide such 336 information and documents to enable the Owners to 337 comply, with all such instructions or directions in regard 338 to the employment, insurances, operation, repairs and 339 maintenance of the Vessel as laid down in the Financial 340 Instrument or as may be directed from time to time during 341 the currency of the Charter by the mortgagee(s) in 342 conformity with the Financial Instrument. The Charterers 343 confirm that, for this purpose, they have acquainted 344 themselves with all relevant terms, conditions and 345 provisions of the Financial Instrument and agree to 346 acknowledge this in writing in any form that may be 347 required by the mortgagee(s). The Owners warrant that 348 they have not effected any mortgage(s) other than stated 349 in Box 28 and that they shall not agree to any 350 amendment of the mortgage(s) referred to in Box 28 or 351 effect any other mortgage(s) without the prior consent 352 of the Charterers, which shall not be unreasonably 353 withheld. 354 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 indicate alternative agreed in Box 28). 356 13. Insurance and Repairs See also Clause 38 357 (a) Subject and without prejudice to Clause 38, 358 Dduring the Charter Period the Vessel shall be kept insured by the Charterers at their expense against hull 359 and machinery, marine and war (including blocking 360 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) (and any risks against which it is compulsory to insure 361 for the operation of the Vessel, including but not limited 362 to maintaining financial security in accordance with sub-clause 363 10(a)(iii)) in such form as the Owners shall in writing 364 approve, which approval shall not be un-reasonably 365 withheld. During the Charter Period, the Charterers 366 shall procure (at Charterers’ expense) that there are in place innocent Owners’ interest insurance, Owner’s additional perils (pollution) insurance and if applicable Mortgagees’ interest insurance and Mortgagees’ additional perils (pollution) insurance. Such insurances as specified in this Clause 13 shall be arranged by the Charterers to protect the interests of both the Owners 367 and the Charterers and the mortgageeMortgagee(s) (if 368 any),. and The Charterers shall be at liberty to protect under such 369 insurances the interests of any managers they may 370 appoint. Insurance policies shall cover the Owners and 371 the Charterers and the Mortgagees (if any) according to 372 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. Subject to the provisions of the Financial Instruments (if 373 any), if and the agreed loss payable clauses, any, and the approval of the Owners and the insurers, 374 the Charterers shall effect all insured repairs and shall 375 undertake settlement and reimbursement from the 376 insurers of all costs in connection with such repairs as 377 well as insured charges, expenses and liabilities to the 378 extent of coverage under the insurances herein provided 379 for. 380 The Charterers also to remain responsible for and to 381 effect repairs and settlement of costs and expenses 382 incurred thereby in respect of all other repairs not 383 covered by the insurances and/or not exceeding any 384 possible franchise(s) or deductibles provided for in the 385 insurances. 386 All time used for repairs under the provisions of sub- 387 clause 13(a) and for repairs of latent defects according 388 to Clause 3(c) above, including any deviation, shall be 389 for the Charterers’ account. 390 (b) If the conditions of the above insurances permit 391 additional insurance to be placed by the parties, such 392 cover shall be limited to the amount for each party set 393 out in Box 30 and Box 31, respectively. The Owners or 394 the Charterers as the case may be shall immediately 395 furnish the other partyOwners with particulars of any 396 additional insurance effected, including copies of any cover notes 397 or policies and the written consent of the insurers of 398 any such required insurance in any case where the 399 consent of such insurers is necessary. The Charterers 400 hereby undertake that any additional insurances that they arrange now or in the future will always be compliant with the terms of the underlying hull and machinery policies. (c) The Charterers shall upon the request of the 401 Owners, provide information and promptly execute such 402 documents as may be required to enable the Owners to 403 comply with the insurance provisions of the each 404 Financial Instrument (if any). 405 (d) Subject to the provisions of the Financial Instru- 406 ments, if any, and Clause 38 and Clause 40, should the 407 Vessel become an actual, constructive, compromised or agreed a tTotal lLoss under 408 the insurances required under sub-clause 13(a), all 409 insurance payments for such loss shall be paid to the 410 Owners (or if applicable, their financiers) in 411 accordance with the agreed loss payable clauses who shall distribute the moneys between the Owners and the Charterers according to their respective 412 interests. The Charterers undertake to notify the Owners 413 and the mortgageeMortgagee(s), if any, of any 414 occurrences in consequence of which the Vessel is likely to become a 415 Ttotal Lloss as defined in this Clause. 416 (e) The Owners shall upon the request of the 417 Charterers, promptly execute such documents as may 418 be required to enable the Charterers to abandon the 419 Vessel to insurers and claim a constructive total loss. 420 (f) For the purpose of insurance coverage against hull 421 and machinery and war risks under the provisions of 422 sub-clause 13(a), the value of the Vessel is the sum 423 indicated in Box 29Clause 38. 424 14. Insurance, Repairs and Classification – intentionally 425 omitted (Optional, only to apply if expressly agreed and stated 426 in Box 29, in which event Clause 13 shall be considered 427 deleted). 428 (a) During the Charter Period the Vessel shall be kept 429 insured by the Owners at their expense against hull and 430 machinery and war risks under the form of policy or 431 policies attached hereto. The Owners and/or insurers 432 shall not have any right of recovery or subrogation 433 against the Charterers on account of loss of or any 434 damage to the Vessel or her machinery or appurt- 435 enances covered by such insurance, or on account of 436 payments made to discharge claims against or liabilities 437 of the Vessel or the Owners covered by such insurance. 438 Insurance policies shall cover the Owners and the 439 Charterers according to their respective interests. 440 (b) During the Charter Period the Vessel shall be kept 441 insured by the Charterers at their expense against 442 Protection and Indemnity risks (and any risks against 443 which it is compulsory to insure for the operation of the 444 Vessel, including maintaining financial security in 445 accordance with sub-clause 10(a)(iii)) in such form as 446 the Owners shall in writing approve which approval shall 447 not be unreasonably withheld. 448 (c) In the event that any act or negligence of the 449 Charterers shall vitiate any of the insurance herein 450 provided, the Charterers shall pay to the Owners all 451 losses and indemnify the Owners against all claims and 452 demands which would otherwise have been covered by 453 such insurance. 454 (d) The Charterers shall, subject to the approval of the 455 Owners or Owners’ Underwriters, effect all insured 456 repairs, and the Charterers shall undertake settlement 457 of all miscellaneous expenses in connection with such 458 repairs as well as all insured charges, expenses and 459 liabilities, to the extent of coverage under the insurances 460 provided for under the provisions of sub-clause 14(a). 461 The Charterers to be secured reimbursement through 462 the Owners’ Underwriters for such expenditures upon 463 presentation of accounts. 464 (e) The Charterers to remain responsible for and to 465 effect repairs and settlement of costs and expenses 466 incurred thereby in respect of all other repairs not 467 covered by the insurances and/or not exceeding any 468 possible franchise(s) or deductibles provided for in the 469 insurances. 470 (f) All time used for repairs under the provisions of 471 sub-clauses 14(d) and 14(e) and for repairs of latent 472 defects according to Clause 3 above, including any 473 deviation, shall be for the Charterers’ account and shall 474 form part of the Charter Period. 475 The Owners shall not be responsible for any expenses 476 as are incident to the use and operation of the Vessel 477 for such time as may be required to make such repairs. 478 (g) If the conditions of the above insurances permit 479 additional insurance to be placed by the parties such 480 cover shall be limited to the amount for each party set 481 out in Box 30 and Box 31, respectively. The Owners or 482 the Charterers as the case may be shall immediately 483 furnish the other party with particulars of any additional 484 insurance effected, including copies of any cover notes 485 or policies and the written consent of the insurers of 486 any such required insurance in any case where the 487 consent of such insurers is necessary. 488 (h) Should the Vessel become an actual, constructive, 489 compromised or agreed total loss under the insurances 490 required under sub-clause 14(a), all insurance payments 491 for such loss shall be paid to the Owners, who shall 492 distribute the moneys between themselves and the 493 Charterers according to their respective interests. 494 (i) If the Vessel becomes an actual, constructive, 495 compromised or agreed total loss under the insurances 496 arranged by the Owners in accordance with sub-clause 497 14(a), this Charter shall terminate as of the date of such 498 loss. 499 (j) The Charterers shall upon the request of the 500 Owners, promptly execute such documents as may be 501 required to enable the Owners to abandon the Vessel 502 to the insurers and claim a constructive total loss. 503 (k) For the purpose of insurance coverage against hull 504 and machinery and war risks under the provisions of 505 sub-clause 14(a), the value of the Vessel is the sum 506 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 14, if applicable, the Owners shall keep the Vessel’s 510 Class fully up to date with the Classification Society 511 indicated in Box 10 and maintain all other necessary 512 certificates in force at all times. 513 15. Redelivery See Clause 40 514 At the expiration of the Charter Period the Vessel shall 515 be redelivered by the Charterers to the Owners at a 516 safe and ice-free port or place as indicated in Box 16, in 517 such ready safe berth as the Owners may direct. The 518 Charterers shall give the Owners not less than thirty 519 (30) running days’ preliminary notice of expected date, 520 range of ports of redelivery or port or place of redelivery 521 and not less than fourteen (14) running days’ definite 522 notice of expected date and port or place of redelivery. 523 Any changes thereafter in the Vessel’s position shall be 524 notified immediately to the Owners. 525 The Charterers warrant that they will not permit the 526 Vessel to commence a voyage (including any preceding 527 ballast voyage) which cannot reasonably be expected 528 to be completed in time to allow redelivery of the Vessel 529 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 The Charter Period, the Charterers shall pay the daily 532 equivalent to the rate of hire stated in Box 22 plus 10 533 per cent. or to the market rate, whichever is the higher, 534 for the number of days by which the Charter Period is 535 exceeded. All other terms, conditions and provisions of 536 this Charter shall continue to apply. 537 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 structure, state, condition and class as that in which she 540 was delivered, fair wear and tear not affecting class 541 excepted. 542 The Vessel upon redelivery shall have her survey cycles 543 up to date and trading and class certificates valid for at 544 least the number of months agreed in Box 17. 545 16. Non-Lien 546 Other than Permitted Security Interests, Tthe 547 Charterers will not suffer, nor permit to be continued, any lien or encumbrance incurred by them or their 548 agents, which might have priority over the title and 549 interest of the Owners in the Vessel. The Charterers 550 further agree to fasten to the Vessel in a conspicuous 551 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 “This Vessel is the property of (name of Owners). It is 554 under charter to (name of Charterers) and by the terms 555 of the Charter Party neither the Charterers nor the 556 Master have any right, power or authority to create, incur 557 or permit to be imposed on the Vessel any lien 558 whatsoever.” 559 or a notice in such form as required by any Mortgagee(s). 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 and 50 (a) The Charterers shall indemnify the Owners against 561 any loss, damage or expense incurred by the Owners 562 arising out of or in relation to the operation of the Vessel 563 by the Charterers, and against any lien of whatsoever 564 nature arising out of an event occurring during the 565 Charter Period. If the Vessel be arrested or otherwise 566 detained by reason of claims or liens arising out of her 567 operation hereunder by the Charterers, the Charterers 568 shall at their own expense take all reasonable steps to 569 secure that within a reasonable time the Vessel is 570 released, including the provision of bail. 571 Without prejudice to the generality of the foregoing, the 572 Charterers agree to indemnify the Owners against all 573 consequences or liabilities arising from the Master, 574 officers or agents signing Bills of Lading or other 575 documents. 576 (b) If the Vessel be arrested or otherwise detained by 577 reason of a claim or claims against the Owners, the 578 Owners shall at their own expense take all reasonable 579 steps to secure that within a reasonable time the Vessel 580 is released, including the provision of bail. 581 In such circumstances the Owners shall indemnify the 582 Charterers against any loss, damage or expense 583 incurred by the Charterers (including hire paid under 584 this Charter) as a direct consequence of such arrest or 585 detention. 586 18. Lien 587 The Owners to have a lien upon all cargoes, sub-hires 588 and sub-freights belonging or due to the Charterers or 589 any sub-charterers and any Bill of Lading freight for all 590 claims under this Charter, and the Charterers to have a 591 lien on the Vessel for all moneys paid in advance and 592 not earned. 593 19. Salvage 594 All salvage and towage performed by the Vessel shall 595 be for the Charterers’ benefit and the cost of repairing 596 damage occasioned thereby shall be borne by the 597 Charterers. 598 20. Wreck Removal 599 In the event of the Vessel becoming a wreck or 600 obstruction to navigation the Charterers shall indemnify 601 the Owners against any sums whatsoever which the 602 Owners shall become liable to pay and shall pay in 603 consequence of the Vessel becoming a wreck or 604 obstruction to navigation. 605 21. General Average 606 The Owners shall not contribute to General Average. 607 22. Assignment, Sub-Charter and Sale (see Clauses 608 46.1(v)) and 40.3) (a) The Charterers shall not assign this Charter nor 609 sub-charter the Vessel on a bareboat basis except with 610 the prior consent in writing of the Owners, which shall 611 not be unreasonably withheld, and subject to such terms 612 and conditions as the Owners shall approve. 613 (b) The Owners shall not sell the Vessel during the 614 currency of this Charter except with the prior written 615 consent of the Charterers, which shall not be unreason- 616 ably withheld, and subject to the buyer accepting an 617 assignment of this Charter. 618 23. Contracts of Carriage 619 *) (a) The Charterers are to procure that all documents 620 issued during the Charter Period evidencing the terms 621 and conditions agreed in respect of carriage of goods 622 shall contain a paramount clause incorporating any 623 legislation relating to carrier’s liability for cargo 624 compulsorily applicable in the trade; if no such legislation 625 exists, the documents shall incorporate the Hague-Visby 626 Rules. The documents shall also contain the New Jason 627 Clause and the Both-to-Blame Collision Clause. 628 *) (b) The Charterers are to procure that all passenger 629 tickets issued during the Charter Period for the carriage 630 of passengers and their luggage under this Charter shall 631 contain a paramount clause incorporating any legislation 632 relating to carrier’s liability for passengers and their 633 luggage compulsorily applicable in the trade; if no such 634 legislation exists, the passenger tickets shall incorporate 635 the Athens Convention Relating to the Carriage of 636 Passengers and their Luggage by Sea, 1974, and any 637 protocol thereto. 638 *) Delete as applicable. 639 24. Bank Corporate Guarantee 640 (Optional, only to apply if Box 27 filled in) 641 The Charterers undertake to furnish, on or about the 642 date of this Charter before delivery of the Vessel, a first class bank a corporate guarantee from 643 the Guarantor or bond in the sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter the other Security Documents (as the case may be) as 645 security, in each case for full performance of their obligations under this Charter. 646 25. Requisition/Acquisition 647 (a) Subject to the provisions of the Financial 648 Instruments (if any) and the General Assignment, Iin the event of the Requisition for Hire of the Vessel by any governmental or other competent authority 649 (hereinafter referred to as “Requisition for Hire”) 650 irrespective of the date during the Charter Period when 651 “Requisition for Hire” may occur and irrespective of the 652 length thereof and whether or not it be for an indefinite 653 or a limited period of time, and irrespective of whether it 654 may or will remain in force for the remainder of the 655 Charter Period, this Charter shall not be deemed thereby 656 or thereupon to be frustrated or otherwise terminated 657 and the Charterers shall continue to pay the stipulated 658 hire in the manner provided by this Charter until the time 659 when the Charter would have terminated pursuant to 660 any of the provisions hereof always provided however 661 that if all hire has been paid by the Charterers 662 hereunder then in the event of “Requisition for Hire” any Requisition Hire or compensation is received or receivable by the 663 Owners, the same shall be payable to the Charterers 664 during the remainder of the Charter Period or the period of the 665 “Requisition for Hire” whichever be the shorter. 666 (b) In the event of the Owners being deprived of their 667 ownership in the Vessel by any Compulsory Acquisition 668 of the Vessel or requisition for title by any governmental 669 or other competent authority (hereinafter referred to as 670 “Compulsory Acquisition”), then, irrespective of the date 671 during the Charter Period when “Compulsory Acqui- 672 sition” may occur, this Charter shall be deemed 673 terminated as of the date of such “Compulsory 674 Acquisition”. In such event Charter Hire to be considered 675 as earned and to be paid up to the date and time of 676 such “Compulsory Acquisition”. 677 26. War 678 (a) Subject to the provisions of the Financial 679 Instruments (if any), Ffor the purpose of this Clause, the words “War Risks” shall include any war (whether actual or 680 threatened), act of war, civil war, hostilities, revolution, 681 rebellion, civil commotion, warlike operations, the laying 682 of mines (whether actual or reported), acts of piracy, 683 acts of terrorists, acts of hostility or malicious damage, 684 blockades (whether imposed against all vessels or 685 imposed selectively against vessels of certain flags or 686 ownership, or against certain cargoes or crews or 687 otherwise howsoever), by any person, body, terrorist or 688 political group, or the Government of any state 689 whatsoever, which may be dangerous or are likely to be 690 or to become dangerous to the Vessel, her cargo, crew 691 or other persons on board the Vessel. 692 (b) Without first obtaining the consent of the 693 insurers to such employment and complying with the terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements as may be prescribed by the insurers, tThe Vessel, unless the written consent of the Owners be first obtained, shall not continue to or go 694 through any port, place, area or zone (whether of land 695 or sea), or any waterway or canal, where it reasonably 696 appears that the Vessel, her cargo, crew or other 697 persons on board the Vessel, in the reasonable 698 judgement of the Owners, may be, or are likely to be, 699 exposed to War Risks. Should the Vessel be within any 700 such place as aforesaid, which only becomes danger- 701 ous, or is likely to be or to become dangerous, after her 702 entry into it, the Owners shall have the right to require 703 the Vessel to leave such area. 704 (c) The Vessel shall not load contraband cargo, or to 705 pass through any blockade, whether such blockade be 706 imposed on all vessels, or is imposed selectively in any 707 way whatsoever against vessels of certain flags or 708 ownership, or against certain cargoes or crews or 709 otherwise howsoever, or to proceed to an area where 710 she shall be subject, or is likely to be subject to 711 a belligerent’s right of search and/or confiscation. 712 (d) If the insurers of the war risks insurance, when 713 Clause 14 is applicable, should require payment of 714 premiums and/or calls because, pursuant to the 715 Charterers’ orders, the Vessel is within, or is due to enter 716 and remain within, any area or areas which are specified 717 by such insurers as being subject to additional premiums 718 because of War Risks, then such premiums and/or calls 719 shall be reimbursed by the Charterers to the Owners at 720 the same time as the next payment of hire is due. 721 (e) The Charterers shall have the liberty: 722 (i) to comply with all orders, directions, recommend- 723 ations or advice as to departure, arrival, routes, 724 sailing in convoy, ports of call, stoppages, 725 destinations, discharge of cargo, delivery, or in any 726 other way whatsoever, which are given by the 727 Government of the Nation under whose flag the 728 Vessel sails, or any other Government, body or 729 group whatsoever acting with the power to compel 730 compliance with their orders or directions; 731 (ii) to comply with the orders, directions or recom- 732 mendations of any war risks underwriters who have 733 the authority to give the same under the terms of 734 the war risks insurance; 735 (iii) to comply with the terms of any resolution of the 736 Security Council of the United Nations, any 737 directives of the European Community, the effective 738 orders of any other Supranational body which has 739 the right to issue and give the same, and with 740 national laws aimed at enforcing the same to which 741 the Owners are subject, and to obey the orders 742 and directions of those who are charged with their 743 enforcement. 744 (f) In the event of outbreak of war (whether there be a 745 declaration of war or not) (i) between any two or more 746 of the following countries: the United States of America; 747 Russia; the United Kingdom; France; and the People’s 748 Republic of China, (ii) between any two or more of the 749 countries stated in Box 36, both the Owners and the 750 Charterers shall have the right to cancel this Charter, 751 whereupon the Charterers shall redeliver the Vessel to 752 the Owners in accordance with Clause 15, if the Vessel 753 has cargo on board after discharge thereof at 754 destination, or if debarred under this Clause from 755 reaching or entering it at a near, open and safe port as 756 directed by the Owners, or if the Vessel has no cargo 757 on board, at the port at which the Vessel then is or if at 758 sea at a near, open and safe port as directed by the 759 Owners. In all cases hire shall continue to be paid in 760 accordance with Clause 11 and except as aforesaid all 761 other provisions of this Charter shall apply until 762 redeliverythe end of the Security Period. 763 27. Commission – intentionally omitted 764 The Owners to pay a commission at the rate indicated 765 in Box 33 to the Brokers named in Box 33 on any hire 766 paid under the Charter. If no rate is indicated in Box 33, 767 the commission to be paid by the Owners shall cover 768 the actual expenses of the Brokers and a reasonable 769 fee for their work. 770 If the full hire is not paid owing to breach of the Charter 771 by either of the parties the party liable therefor shall 772 indemnify the Brokers against their loss of commission. 773 Should the parties agree to cancel the Charter, the 774 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 28. Termination See Clauses 40 and 44 778 (a) Charterers’ Default 779 The Owners shall be entitled to withdraw the Vessel from 780 the service of the Charterers and terminate the Charter 781 with immediate effect by written notice to the Charterers if: 782 (i) the Charterers fail to pay hire in accordance with 783 Clause 11. However, where there is a failure to 784 make punctual payment of hire due to oversight, 785 negligence, errors or omissions on the part of the 786 Charterers or their bankers, the Owners shall give 787 the Charterers written notice of the number of clear 788 banking days stated in Box 34 (as recognised at 789 the agreed place of payment) in which to rectify 790 the failure, and when so rectified within such 791 number of days following the Owners’ notice, the 792 payment shall stand as regular and punctual. 793 Failure by the Charterers to pay hire within the 794 number of days stated in Box 34 of their receiving 795 the Owners’ notice as provided herein, shall entitle 796 the Owners to withdraw the Vessel from the service 797 of the Charterers and terminate the Charter without 798 further notice; 799 (ii) the Charterers fail to comply with the requirements of: 800 (1) Clause 6 (Trading Restrictions) 801 (2) Clause 13(a) (Insurance and Repairs) 802 provided that the Owners shall have the option, by 803 written notice to the Charterers, to give the 804 Charterers a specified number of days grace within 805 which to rectify the failure without prejudice to the 806 Owners’ right to withdraw and terminate under this 807 Clause if the Charterers fail to comply with such 808 notice; 809 (iii) the Charterers fail to rectify any failure to comply 810 with the requirements of sub-clause 10(a)(i) 811 (Maintenance and Repairs) as soon as practically 812 possible after the Owners have requested them in 813 writing so to do and in any event so that the Vessel’s 814 insurance cover is not prejudiced. 815 (b) Owners’ Default 816 If the Owners shall by any act or omission be in breach 817 of their obligations under this Charter to the extent that 818 the Charterers are deprived of the use of the Vessel 819 and such breach continues for a period of fourteen (14) 820 running days after written notice thereof has been given 821 by the Charterers to the Owners, the Charterers shall 822 be entitled to terminate this Charter with immediate effect 823 by written notice to the Owners. 824 (c) Loss of Vessel 825 This Charter shall be deemed to be terminated if the 826 Vessel becomes a total loss or is declared as a 827 constructive or compromised or arranged total loss. For 828 the purpose of this sub-clause, the Vessel shall not be 829 deemed to be lost unless she has either become an 830 actual total loss or agreement has been reached with 831 her underwriters in respect of her constructive, 832 compromised or arranged total loss or if such agreement 833 with her underwriters is not reached it is adjudged by a 834 competent tribunal that a constructive loss of the Vessel 835 has occurred. 836 (d) Either party shall be entitled to terminate this 837 Charter with immediate effect by written notice to the 838 other party in the event of an order being made or 839 resolution passed for the winding up, dissolution, 840 liquidation or bankruptcy of the other party (otherwise 841 than for the purpose of reconstruction or amalgamation) 842 or if a receiver is appointed, or if it suspends payment, 843 ceases to carry on business or makes any special 844 arrangement or composition with its creditors. 845 (e) The termination of this Charter shall be without 846 prejudice to all rights accrued due between the parties 847 prior to the date of termination and to any claim that 848 either party might have. 849 29. Repossession 850 In the event of the Owners have made a request for 851 redelivery of the Vessel termination of this Charter in accordance with the applicable provisions of Clause 852 28Clause 40.3, the Owners shall in addition have the right to repossess 853 the Vessel from the Charterers at her current or next port of call, or 854 at a port or place convenient to them without hindrance 855 or interference by the Charterers, courts or local 856 authorities. Pending physical repossession of the Vessel 857 in accordance with this Clause 29 and/or Clause 40, the 858 Charterers shall hold the Vessel as gratuitous bailee only to the Owners 859 and the Charterers shall procure that the master and crew follow the orders and directions of the Owners. The Owners shall arrange for an authorised represent- 860 ative to board the Vessel as soon as reasonably 861 practicable following the termination of the Charter. The 862 Vessel shall be deemed to be repossessed by the 863 Owners from the Charterers upon the boarding of the 864 Vessel by the Owners’ representative. All arrangements 865 and expenses relating to the settling of wages, 866 disembarkation and repatriation of the Charterers’ 867 Master, officers and crew shall be the sole responsibility 868 of the Charterers. 869 30. Dispute Resolution 870 *) (a) This Contract Charter and any non-contractual 871 obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and any dispute arising 872 out of or in connection with this Contract Charter shall be 873 referred to arbitration in London in accordance with the Arbitration 874 Act 1996 or any statutory modification or re-enactment 875 thereof save to the extent necessary to give effect to 876 the provisions of this Clause. 877 The arbitration shall be conducted in accordance with 878 the London Maritime Arbitrators Association (LMAA) 879 Terms current at the time when the arbitration proceed- 880 ings are commenced. 881 The reference shall be to three arbitrators. A party 882 wishing to refer a dispute to arbitration shall appoint its 883 arbitrator and send notice of such appointment in writing 884 to the other party requiring the other party to appoint its 885 own arbitrator within 14 calendar days of that notice and 886 stating that it will appoint its arbitrator as sole arbitrator 887 unless the other party appoints its own arbitrator and 888 gives notice that it has done so within the 14 days 889 specified. If the other party does not appoint its own 890 arbitrator and give notice that it has done so within the 891 14 days specified, the party referring a dispute to 892 arbitration may, without the requirement of any further 893 prior notice to the other party, appoint its arbitrator as 894 sole arbitrator and shall advise the other party 895 accordingly. The award of a sole arbitrator shall be 896 binding on both parties as if he had been appointed by 897 agreement. 898 Nothing herein shall prevent the parties agreeing in 899 writing to vary these provisions to provide for the 900 appointment of a sole arbitrator. 901 In cases where neither the claim nor any counterclaim 902 exceeds the sum of US$50,000 (or such other sum as 903 the parties may agree) the arbitration shall be conducted 904 in accordance with the LMAA Small Claims Procedure 905 current at the time when the arbitration proceedings are 906 commenced. 907 *) (b) This Contract shall be governed by and construed 908 in accordance with Title 9 of the United States Code 909 and the Maritime Law of the United States and any 910 dispute arising out of or in connection with this Contract 911 shall be referred to three persons at New York, one to 912 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 any award, judgement may be entered on an award by 916 any court of competent jurisdiction. The proceedings 917 shall be conducted in accordance with the rules of the 918 Society of Maritime Arbitrators, Inc. 919 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 party shall be in writing and may be sent by fax, telex, 989 registered or recorded mail or by personal service. 990 (b) The address of the Parties for service of such 991 communication shall be as stated in Boxes 3 and 4 992 respectively. 993 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART III PART PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 (a) The Vessel shall be constructed in accordance with 2 the Building Contract (hereafter called “the Building 3 Contract”) as annexed to this Charter, made between the 4 Builders and the Owners and in accordance with the 5 specifications and plans annexed thereto, such Building 6 Contract, specifications and plans having been counter- 7 signed as approved by the Charterers. 8 (b) No change shall be made in the Building Contract or 9 in the specifications or plans of the Vessel as approved by 10 the Charterers as aforesaid, without the Charterers’ 11 consent. 12 (c) The Charterers shall have the right to send their 13 representative to the Builders’ Yard to inspect the Vessel 14 during the course of her construction to satisfy themselves 15 that construction is in accordance with such approved 16 specifications and plans as referred to under sub-clause 17 (a) of this Clause. 18 (d) The Vessel shall be built in accordance with the 19 Building Contract and shall be of the description set out 20 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 hereunder, the Charterers shall be bound to accept the 22 Vessel from the Owners, completed and constructed in 23 accordance with the Building Contract, on the date of 24 delivery by the Builders. The Charterers undertake that 25 having accepted the Vessel they will not thereafter raise 26 any claims against the Owners in respect of the Vessel’s 27 performance or specification or defects, if any. 28 Nevertheless, in respect of any repairs, replacements or 29 defects which appear within the first 12 months from 30 delivery by the Builders, the Owners shall endeavour to 31 compel the Builders to repair, replace or remedy any defects 32 or to recover from the Builders any expenditure incurred in 33 carrying out such repairs, replacements or remedies. 34 However, the Owners’ liability to the Charterers shall be 35 limited to the extent the Owners have a valid claim against 36 the Builders under the guarantee clause of the Building 37 Contract (a copy whereof has been supplied to the 38 Charterers). The Charterers shall be bound to accept such 39 sums as the Owners are reasonably able to recover under 40 this Clause and shall make no further claim on the Owners 41 for the difference between the amount(s) so recovered and 42 the actual expenditure on repairs, replacement or 43 remedying defects or for any loss of time incurred. 44 Any liquidated damages for physical defects or deficiencies 45 shall accrue to the account of the party stated in Box 41(a) 46 or if not filled in shall be shared equally between the parties. 47 The costs of pursuing a claim or claims against the Builders 48 under this Clause (including any liability to the Builders) 49 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 2. Time and Place of Delivery 52 (a) Subject to the Vessel having completed her 53 acceptance trials including trials of cargo equipment in 54 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 and the Charterers shall take delivery of the Vessel afloat 57 when ready for delivery and properly documented at the 58 Builders’ Yard or some other safe and readily accessible 59 dock, wharf or place as may be agreed between the parties 60 hereto and the Builders. Under the Building Contract the 61 Builders have estimated that the Vessel will be ready for 62 delivery to the Owners as therein provided but the delivery 63 date for the purpose of this Charter shall be the date when 64 the Vessel is in fact ready for delivery by the Builders after 65 completion of trials whether that be before or after as 66 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 and upon and after such acceptance, subject to Clause 69 1(d), the Charterers shall not be entitled to make any claim 70 against the Owners in respect of any conditions, 71 representations or warranties, whether express or implied, 72 as to the seaworthiness of the Vessel or in respect of delay 73 in delivery. 74 (b) If for any reason other than a default by the Owners 75 under the Building Contract, the Builders become entitled 76 under that Contract not to deliver the Vessel to the Owners, 77 the Owners shall upon giving to the Charterers written 78 notice of Builders becoming so entitled, be excused from 79 giving delivery of the Vessel to the Charterers and upon 80 receipt of such notice by the Charterers this Charter shall 81 cease to have effect. 82 (c) If for any reason the Owners become entitled under 83 the Building Contract to reject the Vessel the Owners shall, 84 before exercising such right of rejection, consult the 85 Charterers and thereupon 86 (i) if the Charterers do not wish to take delivery of the Vessel 87 they shall inform the Owners within seven (7) running days 88 by notice in writing and upon receipt by the Owners of such 89 notice this Charter shall cease to have effect; or 90 (ii) if the Charterers wish to take delivery of the Vessel 91 they may by notice in writing within seven (7) running days 92 require the Owners to negotiate with the Builders as to the 93 terms on which delivery should be taken and/or refrain from 94 exercising their right to rejection and upon receipt of such 95 notice the Owners shall commence such negotiations and/ 96 or take delivery of the Vessel from the Builders and deliver 97 her to the Charterers; 98 (iii) in no circumstances shall the Charterers be entitled to 99 reject the Vessel unless the Owners are able to reject the 100 Vessel from the Builders; 101 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 this Clause, the Owners shall thereafter not be liable to the 103 Charterers for any claim under or arising out of this Charter 104 or its termination. 105 (d) Any liquidated damages for delay in delivery under the 106 Building Contract and any costs incurred in pursuing a claim 107 therefor shall accrue to the account of the party stated in 108 Box 41(c) or if not filled in shall be shared equally between 109 the parties. 110 3. Guarantee Works 111 If not otherwise agreed, the Owners authorise the 112 Charterers to arrange for the guarantee works to be 113 performed in accordance with the building contract terms, 114 and hire to continue during the period of guarantee works. 115 The Charterers have to advise the Owners about the 116 performance to the extent the Owners may request. 117 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 the Owners and the Charterers and the Vessel shall be 120 painted in the colours, display the funnel insignia and fly 121 the house flag as required by the Charterers. 122 5. Survey on Redelivery 123 The Owners and the Charterers shall appoint surveyors 124 for the purpose of determining and agreeing in writing the 125 condition of the Vessel at the time of re-delivery. 126 Without prejudice to Clause 15 (Part II), the Charterers 127 shall bear all survey expenses and all other costs, if any, 128 including the cost of docking and undocking, if required, 129 as well as all repair costs incurred. The Charterers shall 130 also bear all loss of time spent in connection with any 131 docking and undocking as well as repairs, which shall be 132 paid at the rate of hire per day or pro rata. 133 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART IV PART HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 have fulfilled their obligations according to Part I and II 2 as well as Part III, if applicable, it is agreed, that on 3 payment of the final payment of hire as per Clause 11 4 the Charterers have purchased the Vessel with 5 everything belonging to her and the Vessel is fully paid 6 for. 7 In the following paragraphs the Owners are referred to 8 as the Sellers and the Charterers as the Buyers. 9 The Vessel shall be delivered by the Sellers and taken 10 over by the Buyers on expiration of the Charter. 11 The Sellers guarantee that the Vessel, at the time of 12 delivery, is free from all encumbrances and maritime 13 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 existing mortgage agreed not to be paid off by the time 16 of delivery. Should any claims, which have been incurred 17 prior to the time of delivery be made against the Vessel, 18 the Sellers hereby undertake to indemnify the Buyers 19 against all consequences of such claims to the extent it 20 can be proved that the Sellers are responsible for such 21 claims. Any taxes, notarial, consular and other charges 22 and expenses connected with the purchase and 23 registration under Buyers’ flag, shall be for Buyers’ 24 account. Any taxes, consular and other charges and 25 expenses connected with closing of the Sellers’ register, 26 shall be for Sellers’ account. 27 In exchange for payment of the last month’s hire 28 instalment the Sellers shall furnish the Buyers with a 29 Bill of Sale duly attested and legalized, together with a 30 certificate setting out the registered encumbrances, if 31 any. On delivery of the Vessel the Sellers shall provide 32 for deletion of the Vessel from the Ship’s Register and 33 deliver a certificate of deletion to the Buyers. 34 The Sellers shall, at the time of delivery, hand to the 35 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 be in Sellers’ possession. 38 The Wireless Installation and Nautical Instruments, 39 unless on hire, shall be included in the sale without any 40 extra payment. 41 The Vessel with everything belonging to her shall be at 42 Sellers’ risk and expense until she is delivered to the 43 Buyers, subject to the conditions of this Contract and 44 the Vessel with everything belonging to her shall be 45 delivered and taken over as she is at the time of delivery, 46 after which the Sellers shall have no responsibility for 47 possible faults or deficiencies of any description. 48 The Buyers undertake to pay for the repatriation of the 49 Master, officers and other personnel if appointed by the 50 Sellers to the port where the Vessel entered the Bareboat 51 Charter as per Clause 3 (Part II) or to pay the equivalent 52 cost for their journey to any other place. 53 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

?BARECON 2001? Standard Bareboat Charter OPTIONAL PART PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 For the purpose of this PART V, the following terms shall 2 have the meanings hereby assigned to them: 3 ?The Bareboat Charter Registry? shall mean the registry 4 of the State whose flag the Vessel will fly and in which 5 the Charterers are registered as the bareboat charterers 6 during the period of the Bareboat Charter. 7 ?The Underlying Registry? shall mean the registry of the 8 state in which the Owners of the Vessel are registered 9 as Owners and to which jurisdiction and control of the 10 Vessel will revert upon termination of the Bareboat 11 Charter Registration. 12 2. Mortgage 13 The Vessel chartered under this Charter is financed by 14 a mortgage and the provisions of Clause 12(b) (Part II) 15 shall apply. 16 3. Termination of Charter by Default 17 If the Vessel chartered under this Charter is registered 18 in a Bareboat Charter Registry as stated in Box 44, and 19 if the Owners shall default in the payment of any amounts 20 due under the mortgage(s) specified in Box 28, the 21 Charterers shall, if so required by the mortgagee, direct 22 the Owners to re-register the Vessel in the Underlying 23 Registry as shown in Box 45. 24 In the event of the Vessel being deleted from the 25 Bareboat Charter Registry as stated in Box 44, due to a 26 default by the Owners in the payment of any amounts 27 due under the mortgage(s), the Charterers shall have 28 the right to terminate this Charter forthwith and without 29 prejudice to any other claim they may have against the 30 Owners under this Charter. 31 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

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CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

34.5	Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination

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Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

(c)	the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to

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the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)

any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

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(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

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36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

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Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

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(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

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(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

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(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11	The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide

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all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

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38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1

If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

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40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

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40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

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(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent

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to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou
Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

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(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 (or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

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(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

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(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager

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and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

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(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents,

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is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)	the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all

22

respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)	they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing

23

Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer, and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

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(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)	they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly

25

notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable

26

endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option

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to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)	the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens,

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encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3	The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act,

29

omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

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(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

31

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances

32

arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

33

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

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“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA .

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

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(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    – DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

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“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the

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United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire” means, in relation to the Payment Date for each month, an amount equal to $2,880 times the number of calendar days in that month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $87,733.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

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(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)

any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

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“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

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“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

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“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Jasmer Shipholding Ltd., Inastros Maritime Corp., Thetida Marine Co., Sui An Navigation Limited, Pingel Navigation Limited, Ebba Navigation Limited, Clan Navigation Limited, Evian Shiptrade Ltd, Anthimar Marine Inc., Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Atlanta, APL Denver, APL Oakland, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amaranth, Navios Amarillo, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

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(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

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“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

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“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)

any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Finance Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

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“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the APL Los Angeles with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Island registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

46

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the

47

proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

“subsidiary” has the meaning given in Clause 59.4; and

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

48

EXECUTION PAGE OWNERS SIGNED by as an attorney-in-fact for and on behalf of Ocean Dazzle Shipping Limited in the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED by for and on behalf of Jaspero Shiptrade S.A. as in the presence of: Witness’ signature: Witness’ name: Witness’ address:

EXECUTION PAGE OWNERS SIGNED by as an attorney-in-fact for and on behalf of Ocean Dazzle Shipping Limited in the presence of: Witness’ signature: Witness’ name: CAO Ving Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED by Efstratios G. Camatsos for and on behalf of Jaspero Shiptrade S.A. as in the presence of: StiRA- \’-fA ~ Witness’ signature: ) Witness’ name: 1./Jt··.TSON, FARLEY & WILLI.A\1S Witness’ address: 348 SYNG RC)U ;W Ct·J UE KALLIT Hf:,<\ 1h:; /‘4 ATf·J E:N.S- (~REF:’’{.‘E

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers' Association's Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956.
Code-name
SALEFORM 2012
Revised 1966, 1983 and 1986/87, 1993 and 2012

Explanatory Notes for SALEFORM 2012 are available from BIMCO at www.bimco.org

Dated: 25 May 2018 1

Jaspero Shiptrade S.A., a corporation incorporated and existing under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (*Name of sellers*), hereinafter called the "Sellers", have agreed to sell, and 2

Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong having its registered office at Room 2310, 23/F, C C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (*Name of buyers*), hereinafter called the "Buyers", have agreed to buy: 3

Name of vessel: **APL Los Angeles** 4

IMO Number: **9345958** 5

Classification Society: **DNV GL** 6

Class Notation: **100 A5 Container ship BWM SOLAS-II-2,Reg.19 IW MC AUT** 7

Year of Build: **2008** Builder/Yard: **New Century Shipbuilding Co., Ltd.** 8

Flag: **Panama** Place of Registration: **Marshall Islands** GT/NT: **43,071 / 26,516** 9

hereinafter called the "Vessel", on the following terms and conditions: 10

Definitions – see also Clause 28 11

"Agreement" means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28.

~~"Banking Days" are days on which banks are open both in the country of the currency stipulated for the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 (Documentation) and ______ (add additional jurisdictions as appropriate).~~ 12 13 14

"Buyers' Nominated Flag State" means **Panama** (*state flag state*). 15

"Cancelling Date" has the meaning given to that term in Clause 5. 16

"Conditions Precedent" has the meaning given to that term in Clause 8(a).

"Class" means the class notation referred to above. 17

"Classification Society" means the **Classification** Society referred to above.

"Dollars" or "$" mean United States dollars, being the lawful currency of the United States of America. ~~"Deposit" shall have the meaning given in Clause 2 (Deposit)~~ 18

~~"Deposit Holder" means ______ (state name and location of Deposit Holder) or, if left blank, the Sellers' Bank, which shall hold and release the Deposit in accordance with this Agreement.~~ 19 20

"In writing" or "written" means a letter handed over from the Sellers to the Buyers or vice versa, a registered letter, e-mail or telefax. 21 22

"Parties" means the Sellers and the Buyers. 23

~~"Purchase Price" means the price for the Vessel as stated in Clause 1 (Purchase Price).~~ 24

~~"Sellers' Account" means ______ (state details of bank account) at the Sellers' Bank.~~ 25

~~"Sellers' Bank" means (state name of bank, branch and details) or, if left blank, the bank notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price.~~ 26 27

1. **Purchase Price** 28
   See Clause 19~~The Purchase Price is ______ (state currency and amount both in words and figures).~~ 29

2. **Deposit – intentionally omitted** 30

Printed by BIMCO's idea

Copyright: Norwegian Shipbrokers' Association, Oslo. Published by Norwegian Shipbrokers' Association, Oslo and BIMCO, Copenhagen

This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers' Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers' Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of ______% (______per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) Banking Days after the date that: (i) this Agreement has been signed by the Parties and exchanged in original or by e-mail or telefax; and (ii) the Deposit Holder has confirmed in writing to the Parties that the account has been opened. The Deposit shall be released in accordance with joint written instructions of the Parties. Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder all necessary documentation to open and maintain the account without delay. 3. Payment See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and notices): (i) the Deposit shall be released to the Sellers; and (ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be paid in full free of bank charges to the Sellers’ Account. 4. Inspection – intentionally omitted (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers have also inspected the Vessel at/in ______ (state place) on ______ (state date) and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement. (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare whether same are accepted or not within ______ (state date/period). The Sellers shall make the Vessel available for inspection at/in ______ (state place/range) within ______(state date/period). The Buyers shall undertake the inspection without undue delay to the Vessel. Should the Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. During the inspection, the Vessel’s deck and engine log books shall be made available for examination by the Buyers. The sale shall become outright and definite, subject only to the terms and conditions of this Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from the Buyers within seventy-two (72) hours after completion of such inspection or after the date/last day of the period stated in Line 59, whichever is earlier. Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of the Vessel’s classification records and/or of the Vessel not be received by the Sellers as aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the Buyers, whereafter this Agreement shall be null and void. *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 4(a) shall apply. 5. Time and place of delivery and notices (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or anchorage at/in ______ (state place/range) in the Sellers’ option and subject to such conditions as may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters. Notice of Readiness shall not be tendered before: ______(date) Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”) This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 2

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the Sellers intend to tender Notice of Readiness and of the intended place of delivery. When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery. (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing stating the date when they anticipate that the Vessel will be ready for delivery and proposing a new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling Date. If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ notification shall be deemed to be the new Cancelling Date and shall be substituted for the Cancelling Date stipulated in line 79. If this Agreement is maintained with the a new Cancelling Date all other terms and conditions hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full force and effect. (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ Default) for the Vessel not being ready by the original Cancelling Date. (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery the Deposit together with interest earned, if any, shall be released immediately to the Buyers whereafter this Agreement shall be null and voidterminate (provided that any provision hereof expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted (a)* (i) The Buyers shall have the option at their cost and expense to arrange for an underwater inspection by a diver approved by the Classification Society prior to the delivery of the Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. The Sellers shall at their cost and expense make the Vessel available for such inspection. This inspection shall be carried out without undue delay and in the presence of a Classification Society surveyor arranged for by the Sellers and paid for by the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s inspection as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. The extent of the inspection and the conditions under which it is performed shall be to the satisfaction of the Classification Society. If the conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at their cost and expense make the Vessel available at a suitable alternative place near to the delivery port, in which event the Cancelling Date shall be extended by the additional time required for such positioning and the subsequent re-positioning. The Sellers may not tender Notice of Readiness prior to completion of the underwater inspection. (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless repairs can be carried out afloat to the satisfaction of the Classification Society, the Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules (2) such defects shall be made good by the Sellers at their cost and expense to the satisfaction of the Classification Society without condition/recommendation** and (3) the Sellers shall pay for the underwater inspection and the Classification Society’s attendance. Notwithstanding anything to the contrary in this Agreement, if the Classification Society do not require the aforementioned defects to be rectified before the next class drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects against a deduction from the Purchase Price of the estimated direct cost (of labour and materials) of carrying out the repairs to the satisfaction of the Classification Society, whereafter the Buyers shall have no further rights whatsoever in respect of the defects and/or repairs. The estimated direct cost of the repairs shall be the average of quotes This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3 for the repair work obtained from two reputable independent shipyards at or in the vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) Banking Days from the date of the imposition of the condition/recommendation, unless the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within the stipulated time then the quote duly obtained by the other Party shall be the sole basis for the estimate of the direct repair costs. The Sellers may not tender Notice of Readiness prior to such estimate having been established. (iii) If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking facilities are available at the port of delivery, the Sellers shall take the Vessel to a port where suitable drydocking facilities are available, whether within or outside the delivery range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose of this Clause, become the new port of delivery. In such event the Cancelling Date shall be extended by the additional time required for the drydocking and extra steaming, but limited to a maximum of fourteen (14) days. (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the Classification Society of the Vessel’s underwater parts below the deepest load line, the extent of the inspection being in accordance with the Classification Society’s rules. If the rudder, propeller, bottom or other underwater parts below the deepest load line are found broken, damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the Sellers’ cost and expense to the satisfaction of the Classification Society without condition/recommendation**. In such event the Sellers are also to pay for the costs and expenses in connection with putting the Vessel in and taking her out of drydock, including the drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs and expenses if parts of the tailshaft system are condemned or found defective or broken so as to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and expenses, dues and fees. (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above: (i) The Classification Society may require survey of the tailshaft system, the extent of the survey being to the satisfaction of the Classification surveyor. If such survey is not required by the Classification Society, the Buyers shall have the option to require the tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey being in accordance with the Classification Society’s rules for tailshaft survey and consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare whether they require the tailshaft to be drawn and surveyed not later than by the completion of the inspection by the Classification Society. The drawing and refitting of the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be condemned or found defective so as to affect the Vessel’s class, those parts shall be renewed or made good at the Sellers’ cost and expense to the satisfaction of Classification Society without condition/recommendation**. (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by the Buyers unless the Classification Society requires such survey to be carried out or if parts of the system are condemned or found defective or broken so as to affect the Vessel’s class, in which case the Sellers shall pay these costs and expenses. (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as observer(s) only without interfering with the work or decisions of the Classification Society surveyor. (iv) The Buyers shall have the right to have the underwater parts of the Vessel cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely delivery. If, however, the Buyers’ work in drydock is still in progress when the Sellers have completed the work which the Sellers are required to do, the additional docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and expense. In the event that the Buyers’ work requires such additional time, the Sellers may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in drydock or not. *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 6 (a) shall apply. This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 4

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account. 7. Spares, bunkers and other items The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery used or unused, whether on board or not shall become the Buyers’ property, but spares on order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers are not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyers. Unused stores and provisions shall be included in the sale and be taken over by the Buyers without extra payment. Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s personal belongings including the slop chest are excluded from the sale without compensation, as well as the following additional items: ______(include list) Items on board which are on hire or owned by third parties, listed as follows, are excluded from the sale without compensation: ______(include list) Items on board at the time of inspection which are on hire or owned by third parties, not listed above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and greases in storage tanks and unopened drums at no extra cost.and pay either (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or (b) *the current net market price (excluding barging expenses) at the port and date of delivery of the Vessel or, if unavailable, at the nearest bunkering port, for the quantities taken over. Payment under this Clause shall be made at the same time and place and in the same currency as the Purchase Price. “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date. *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions alternative (a) shall apply. 8. Documentation The place of closing: To be mutually agreed between the Sellers and the Buyers (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems: (i) Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, transferring title of the Vessel and stating that the Vessel is free from all mortgages, encumbrances and maritime liens (whether maritime or otherwise) or any other debts whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; (ii) Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State. (iiiii) Evidence that all necessary corporate, shareholder and other action has been taken by the Sellers to authorise the execution, delivery and performance of this Agreement; (iiiiv) Power of Attorney of the Sellers appointing one or more representatives to act on behalf of the Sellers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate); (ivv) Certificate or Transcript of Registry issued by the competent authorities of the flag state on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 such authority to the closing meeting with the original to be sent to the Buyers as soon as possible after delivery of the Vessel; (vvi) Declaration of Class or (depending on the Classification Society) a Class Maintenance Certificate issued within three (3) Business Banking Days prior to delivery confirming that the Vessel is in Class free of condition/recommendation; (vi) Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that the registry does not as a matter of practice issue such documentation immediately, a written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith and provide a certificate or other official evidence of deletion to the Buyers promptly and latest within four (4) weeks after the Purchase Price has been paid and the Vessel has been delivered; (vii) A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry does not as a matter of practice issue such certificate immediately, a written undertaking from the Sellers to provide the copy of this certificate promptly upon it being issued together with evidence of submission by the Sellers of a duly executed Form 2 stating the date on which the Vessel shall cease to be registered with the Vessel’s registry; (viiivii) Commercial Invoice for the Vessel; (ix) Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; (x) A copy of the Sellers’ letter to their satellite communication provider cancelling the Vessel’s communications contract which is to be sent immediately after delivery of the Vessel; (xiviii) Any additional documents as may reasonably be required by the competent authorities of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of this Agreement; and (xiiix) The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not black listed by any nation or international organisation. (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers. (b) At the time of delivery the Buyers shall provide the Sellers with: (i) Evidence that all necessary corporate, shareholder and other action has been taken by the Buyers to authorise the execution, delivery and performance of this Agreement; and (ii) Power of Attorney of the Buyers (if any) appointing one or more representatives to act on behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised or apostilled (as appropriate). (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorised translator or certified by a lawyer qualified to practice in the country of the translated language. (d) The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this Agreement. (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 6 above, the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyers unless the Sellers are required to retain same, in which case the Buyers have the right to take copies. (f) Other technical documentation which may be in the Sellers’ possession shall promptly after delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep the Vessel’s log books but the Buyers have the right to take copies of same. (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 9. Encumbrances The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the Buyers against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery. 10. Taxes, fees and expenses Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection with the closing of the Sellers’ register shall be for the Sellers’ account. 11. Condition on delivery The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspectiondelivery, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery. “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date. *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification Society without condition/recommendation are not to be taken into account. 12. Name/markings – intentionally omitted Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel markings. 13. Buyers’ default Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the right to cancel this Agreement, and they shall be entitled to claim compensation for their losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the Sellers shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest. 14. Sellers’ default Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the option of cancelling this Agreement. If after Notice of Readiness has been given but before This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not made physically ready again by the Cancelling Date and new Notice of Readiness given, the Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to them immediately. Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers for their direct and documented loss and for all documented expenses together with interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 15. Buyers’ representatives – intentionally omitted After this Agreement has been signed by the Parties and the Deposit has been lodged, the Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and expense. These representatives are on board for the purpose of familiarisation and in the capacity of observers only, and they shall not interfere in any respect with the operation of the Vessel. The Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of indemnity prior to their embarkation. 16. Law and Arbitration See Clause 25 (a) *This Agreement shall be governed by and construed in accordance with English law and any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re- enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the fourteen (14) days specified, the party referring a dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both Parties as if the sole arbitrator had been appointed by agreement. In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at the time when the arbitration proceedings are commenced. (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. (c) This Agreement shall be governed by and construed in accordance with the laws of ______ (state place) and any dispute arising out of or in connection with this Agreement shall be referred to arbitration at ______ (state place), subject to the procedures applicable there. *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of deletions, alternative 16(a) shall apply. 17. Notices See Clause 27 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

All notices to be provided under this Agreement shall be in writing. Contact details for recipients of notices are as follows: For the Buyers: For the Sellers: 18. Entire Agreement The written terms of this Agreement (together with the other Leasing Documents) comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud. For and on behalf of the Sellers For and on behalf of the Buyers Name: Name: Title: Title: This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association- Any insertion or deletion to the form must be clearly visible In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply BIMCO and (he Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document 9

All notices to be provided under this Agreement shall be in writing. Contact details for-recipients of notices are as follows: For the Buyers: For the Sellers: 18. Entire Agreement The written terms of this Agreement (together with the other Leasing Documents) comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto. Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement. Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud. For and on behalf of the Sellers For and on behalf of the Buyers Name: Name: Title: Title: ATTORNEY IN FACT This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shlpbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 9

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$7,200,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL30ABNA0631675272.

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EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by ) for and on behalf of ) Jaspero Shiptrade S.A. ) as ) in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )SINGAPORE/89326202vl

1. Shipbroker **N/A**	**BIMCO STANDARD BAREBOAT CHARTER** **CODE NAME: "BARECON 2001"** PART I
	2. Place and date 25 May **2018**
3. Owners/Place of business (Cl. 1) **Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong**	4. Bareboat Charterers/Place of business (Cl. 1) **Thetida Marine Co. / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands**
5. Vessel's name, call sign and flag (Cl. 1 and 3) **APL Oakland / HOLM / Panama or any other Flag State**	
6. Type of Vessel **Container**	7. GT/NT **43,071 / 26,516**
8. When/Where built **2008 / New Century Shipbuilding Co., Ltd.**	9. Total DWT (abt.) in metric tons on summer freeboard **56,100**
10. Classification Society (Cl. 3) **DNV GL or any other Classification Society**	11. Date of last special survey by the Vessel's classification society **11/04/2013**
12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3) **IMO No.: 9332250** **Length: 256.42 metres** **Breadth: 32.20 metres** **Depth: 16.75 metres**	
13. Port or Place of delivery (Cl. 3) **The place of delivery specified under Clause 5(a) of the MOA**	14. Time for delivery (Cl. 4) **See Clause 34** 15. Cancelling date (Cl. 5) **See Clause 33**
16. Port or Place of redelivery (Cl. 15) **At a safe, ice free port or place in such ready safe berth as the Owners may direct**	17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15) **See Clause 40**
18. Running days' notice if other than stated in Cl. 4 **N/A**	19. Frequency of dry-docking (Cl. 10(g)) **In accordance with Classification Society or Flag State requirements**
20. Trading limits (Cl. 6) **Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)**	
21. Charter period (Cl. 2) **See Clause 32**	22. Charter hire (Cl. 11) **See Clause 36**
23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii)) **N/A**	
24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV **See Clause 36.10 - neither Clause 11(f) nor Part IV applies**	25. Currency and method of payment (Cl. 11) **Dollars/bank transfer**

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I 26. Place of payment; also state beneficiary and bank account (CI. 11) 27. BaAA-Corporate guarantee.teeAQ (sum and place) (CI. 24) (optional) Beneficiary: Minsheng Blueocean Leasing Corporation Limited See Clause 24 Account No.: 800020278-214 Beneficiary bank: China Mlnsheng Banking Hong Kong Branch SWIFT Code: MSBCHKHH 28 . Mortgage(s), if any (state whether 1l(ID or !!11 applies; if 1.f!!1l 29. Insurance (hull and machinery and war risks) (state value ace. to QL.11ill applies state date of Financial Instrument and name of or, if applicable, ace. to .QL 1M!ill (also state if Cl. 14 applies) Mortgagee(s)/Piace of business) (Qill) See Clause 35 See Clause 38- CLAUSE 14 DOES NOT APPLY 30. Additional insurance cover, if any, for Owners’ account limited to 31 . Additional insurance cover, if any, for Charterers’ account limited to (QL 1MQJ. or, if applicable, .QL H.(gl) (Q.L 1MQ1 or, if applicable, .QL H.(gl) See Clause 38 See Clause 38 32. Latent defects (only to be filled in if period other than stated in~) 33. Brokerage commission and to whom payable (CI. 27) N/A N/A 34. Grace period (state number of clear 9aAkiA!J daysBuslness Days) ~ 35. Dispute Resolution (state~. ~or~; if 30!cl agreed Place of Arbitration must be stated (~ See Clause 44 See Clause 30(a) 36. War cancellation (indicate countries agreed) (CI. 26!0) N/A 37. Newbuilding Vessel (indicate with “yes” or “no” whether PART Ill 38. Name and place of Builders (only to be filled in if PART Ill applies) applies) (optional) N/A No, Part Ill does not apply 39. Vessel’s Yard Building No. (only to be filled in if PART Ill applies) 40. Date of Building Contract (only to be filled in if PART Ill applies) N/A N/A 41 . Liquidated damages and costs shall accrue to (state party ace. to QL1) a) N/A b) N/A c) N/A 42. Hire/Purchase agreement (indicate with “yes” or “no” whether .E8BI r{ 43. Bareboat Charter Registry (indicate with “yes” or “no” whether PART V applies) (optional) applies) (optional) No, Part IV does not apply No, Part V does not apply 44.Fiag and Country of the Bareboat Charter Registry (only to be filled 45. Country of the Under1ying Registry (only to be filled in if PART V applies) in if PART V applies) N/A N/A 46. Number of additional clauses covering special provisions, if agreed Clause 32 to Clause 59 PREAMBLE- It is mutually agreed lhat this Contract shall be performed subject to lhe conditions contained In this Charter which shall Include PART I and PART II. In lhe event of a conflict of conditions, the provisions or PART I shall prevail over those of PART II to the extent or such conRiel but no further. It Is further mutually agreed lhllt PART Ill and/or PART IV and/or PART V shall only apply and only forrn part of lhls Charter If expressly agreed and stated In Boxes 37, ~and ~- If PART Ill and/or PART IV and/or PART V apply, It Is fUrther agreed lhat in lhe event of a connict of conditions lhe provisions of PART I and PART II shall prevail over those ofPART Ill and/or PART IV and/or PART V to lhe extent of such conflict but no further. · Signature (Charterers) For and on behalf of the Charterers Name: Name: Title: Title: This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clear1y visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original SIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I 26. Place of payment; also state beneficiary and bank account (.QLll) 27. 8allk-Corporate guaranteelbGAQ (sum and place) (.QLW (optional) Beneficiary: Minsheng Blueocean Leasing Corporation Limited See Clause 24 Account No.: 800020278-214 Beneficiary bank: China Minsheng Banking Hong Kong Branch SWIFT Code: MSBCHKHH 28 Mortgage(s), if any (state whether 1l@l or {Q} applies; if ll!ll} 29. Insurance (hull and machinery and war risks) (state value ace. to .QWffi applies state date of Financial Instrument and name of or, if applicable, ace to Cl. 14(k)) (also state if Cl. 14 applies) Mortgagee(s)/Piace of business) (CI. 12) See Clause 35 See Clause 38- CLAUSE 14 DOES NOT APPLY 30. Additional insurance cover, if any, for Owners’ account limited to 31 . Additional insurance cover, if any, for Charterers’ account limited to (CI. 13(b) or, if applicable, ~) (~or, if applicable, QL11(gl) See Clause 38 See Clause 38 32. Latent defects (only to be filled in if period other than stated in~ 33. Brokerage commission and to whom payable (CI. 27) N/A N/A (~ 35. Dispute R.esolullon (state 30Cal. 30(b) or~;if~agreed Place 34. Grace period (state number of clear 9aAkiA!J aaysBusiness Days) of Arbitration must be stated ~ See Clause 44 See Clause 30(a) 36. War cancellation (indicate countries agreed) (.Q!.1§ill) N/A 37. Newbuilding Vessel (indicate with “yes” or “no” whether PAR.T Ill 38. Name and place of Builders (only to be filled in if PART Ill applies) applies) (optional) N/A No, Part Ill does not apply 39. Vessel’s Yard Building No. (only to be filled in if PART Ill applies) 40. Date of Building Contract (only to be filled in if PART Ill applies) N/A N/A 41. Liquidated damages and costs shall accrue to (state party ace. to QL1) a) N/A b) N/A c) N/A 42. Hire/Purchase agreement (indicate with “yes” or “no” whether PAR.T IV 43. Bareboat Charter Registry (indicate with “yes” or “no” whether PART V applies) (optional) applies) (optional) No, Part IV does not apply No, Part V does not apply 44.Fiag and Country of the Bareboat Charter Registry (only to be filled 45. Country of the Unde~ying Registry (only to be filled in if PART V applies) in if PART V applies) N/A N/A 46. Number of additional clauses covering special provisions. if agreed Clause 32 to Clause 59 PREAMBLE · It is mutually agreed that this Contract shan be performed subject to the conditions contained in this Charter which shall include PART I and PART II In the event of a con Riel of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such connie( but no further. It is further mutually agreed that PART Ill andfor PART IV and/Of PART V shall only apply and only fotm part of this Charter if expressly agreed and stated in Boxes 37. ~and~· If PART Ill and/Of PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART Ill and/or PART IV and/Q( PARTV to the extent of such conHicl but no further. Signature (Owners) Signature (Charterers) For and on behalf of the Owners For and on behalf of the Charterers Name: Name: Title: Title: This document is a computer generated BAR.ECON 2001 form printed by authority of SIMCO Any insertion or deletion to the form must be clea~y visible In the event of any modification made to the pre-printed text of this document which is nol dea~y visible, the text of the original SIMCO approved document shall apply. SIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 In this Charter, the following terms shall have the 2 meanings hereby assigned to them: 3 “The Owners” shall mean the party identified in Box 3; 4 “The Charterers” shall mean the party identified in Box 4; 5 “The Vessel” shall mean the vessel named in Box 5 and 6 with particulars as stated in Boxes 6 to 12. 7 “Financial Instrument” means the mortgage, deed of 8 covenant or other such financial security instrument as 9 annexed to this Charter and stated in Box 28. 10 2. Charter Period 11 In consideration of the hire detailed in Box 22, 12 the Owners have agreed to let and the Charterers have 13 agreed to hire the Vessel for the period stated in Box 21 14 (“The Charter Period”). See also Clause 32 and Clause 15 36. 3. Delivery 16 (not applicable when Part III applies, as indicated in Box 37) 17 (a) The Owners shall before and at the time of delivery 18 exercise due diligence to make the Vessel seaworthy 19 And in every respect ready in hull, machinery and 20 equipment for service under this Charter. 21 The Vessel shall be delivered by the Owners and taken 22 over by the Charterers at the port or place indicated in 23 Box 13 in such ready safe berth as the Charterers may 24 direct. 25 (b) The Vessel shall beis properly documented on 26 delivery in accordance with the laws of the fFlag State 27 indicated in Box 5 and the requirements of the 28 cClassification sSociety stated in Box 10. The Vessel 29 upon delivery shall have her survey cycles up to date and 30 trading and class certificates valid for at least the number 31 of months agreed in Box 12. 32 (c) The delivery of the Vessel by the Owners and the 33 taking over of the Vessel by the Charterers shall 34 constitute a full performance by the Owners of all the 35 Owners’ obligations under this Clause 3, and thereafter 36 the Charterers shall not be entitled to make or assert 37 any claim against the Owners on account of any 38 conditions, representations or warranties expressed or 39 implied with respect to the Vessel but the Owners shall 40 be liable for the cost of but not the time for repairs or 41 renewals occasioned by latent defects in the Vessel, 42 her machinery or appurtenances, existing at the time of 43 delivery under this Charter, provided such defects have 44 manifested themselves within twelve (12) months after 45 delivery unless otherwise provided in Box 32. 46 4. Time for Delivery See Clauses 32 and 34 47 (not applicable when Part III applies, as indicated in Box 37) 48 The Vessel shall not be delivered before the date 49 indicated in Box 14 without the Charterers’ consent and 50 the Owners shall exercise due diligence to deliver the 51 Vessel not later than the date indicated in Box 15. 52 Unless otherwise agreed in Box 18, the Owners shall 53 give the Charterers not less than thirty (30) running days’ 54 preliminary and not less than fourteen (14) running days’ 55 definite notice of the date on which the Vessel is 56 expected to be ready for delivery. 57 The Owners shall keep the Charterers closely advised 58 of possible changes in the Vessel’s position. 59 5. Cancelling See Clause 33 60 (not applicable when Part III applies, as indicated in Box 37) 61 (a) Should the Vessel not be delivered latest by the 62 cancelling date indicated in Box 15, the Charterers shall 63 have the option of cancelling this Charter by giving the 64 Owners notice of cancellation within thirty-six (36) 65 running hours after the cancelling date stated in Box 66 15, failing which this Charter shall remain in full force 67 and effect. 68 (b) If it appears that the Vessel will be delayed beyond 69 the cancelling date, the Owners may, as soon as they 70 are in a position to state with reasonable certainty the 71 day on which the Vessel should be ready, give notice 72 thereof to the Charterers asking whether they will 73 exercise their option of cancelling, and the option must 74 then be declared within one hundred and sixty-eight 75 (168) running hours of the receipt by the Charterers of 76 such notice or within thirty-six (36) running hours after 77 the cancelling date, whichever is the earlier. If the 78 Charterers do not then exercise their option of cancelling, 79 the seventh day after the readiness date stated in the 80 Owners’ notice shall be substituted for the cancelling 81 date indicated in Box 15 for the purpose of this Clause 5. 82 (c) Cancellation under this Clause 5 shall be without 83 prejudice to any claim the Charterers may otherwise 84 have on the Owners under this Charter. 85 6. Trading Restrictions See also Clauses 46.1(n) and 86 46.1(o) and 46.1(q) The Vessel shall be employed in lawful trades for the 87 carriage of suitable lawful merchandise within the trading 88 limits indicated in Box 20. 89 The Charterers undertake not to employ the Vessel or 90 suffer the Vessel to be employed otherwise than in 91 conformity with the terms of the contracts of insurance 92 (including any warranties expressed or implied therein) 93 without first obtaining the consent of the insurers to such 94 employment and complying with such requirements as 95 to extra premium or otherwise as the insurers may 96 prescribe. 97 The Charterers also undertake not to employ the Vessel 98 or suffer her employment in any trade or business which 99 is forbidden by the law of any country to which the Vessel 100 may sail or is otherwise illicit or in carrying illicit or 101 prohibited goods or in any manner whatsoever which 102 may render her liable to condemnation, destruction, 103 seizure or confiscation. 104 Notwithstanding any other provisions contained in this 105 Charter it is agreed that nuclear fuels or radioactive 106 products or waste are specifically excluded from the 107 cargo permitted to be loaded or carried under this 108 Charter. This exclusion does not apply to radio-isotopes 109 used or intended to be used for any industrial, 110 commercial, agricultural, medical or scientific purposes 111 provided the Owners’ prior approval has been obtained 112 to loading thereof. 113 7. Surveys on Delivery and Redelivery 114 (not applicable when Part III applies, as indicated in Box 37) 115 The Owners and Charterers shall each appoint 116 surveyors for the purpose of determining and agreeing 117 in writing the condition of the Vessel at the time of 118 delivery and redelivery pursuant to Clause 40.3 (with 119 the relevant costs paid by the Charterers).hereunder. The Owners shall bear all expenses of the On-hire Survey including loss 120 of time, if any, and the Charterers shall bear all expenses 121 of the Off-hire Survey including loss of time, if any, at 122 the daily equivalent to the rate of hire or pro rata thereof. 123 8. Inspection 124 The Owners shall have the right at any time either (i) 125 once every calendar year provided no Potential Termination Event or Termination Event has occurred (after giving reasonable notice to the Charterers and provided that the Owners do not unduly interfere with or cause delay to the commercial operation of the Vessel) or (ii) at any time following the occurrence of a Potential Termination Event or Termination Event and for as long as it is continuing (after giving reasonable notice to the Charterers), to inspect or survey 126 the Vessel or instruct a duly authorised surveyor to carry 127 out such survey on their behalf:- 128 (a) to ascertain the condition of the Vessel and satisfy 129 themselves that the Vessel is being properly repaired 130 and maintained. The costs and fees for such inspection 131 or survey shall be paid by the Charterers, subject to the 132 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel is found to require repairs or maintenance in order to 133 achieve the condition so provided; 134 (b) in dry-dock if the Charterers have not dry-docked 135 Her in accordance with Clause 10(g). The costs and fees 136 for such inspection or survey shall be paid by the 137 Charterers, subject to the above conditions as may be 138 applicable from lines 125 to 128; and (c) for any other commercial reason they consider 139 necessary (provided it does not unduly interfere with 140 the commercial operation of the Vessel). The costs and 141 fees for such inspection and survey shall be paid by the 142 OwnersCharterers, subject to the above conditions as 143 may be applicable from lines 125 to 128. All time used in respect of inspection, survey or repairs 144 shall be for the Charterers’ account and form part of the 145 Charter Period. 146 The Charterers shall also permit the Owners to inspect 147 the Vessel’s log books whenever requested and shall 148 whenever required by the Owners furnish them with full 149 information regarding any casualties or other accidents 150 or damage to the Vessel. 151 The Charterers shall provide such necessary assistance to the Owners, their representatives or agents in respect of any inspection hereunder. 9. Inventories, Oil and Stores See Clause 34.7 152 A complete inventory of the Vessel’s entire equipment, 153 outfit including spare parts, appliances and of all 154 consumable stores on board the Vessel shall be made 155 by the Charterers in conjunction with the Owners on 156 delivery and again on redelivery of the Vessel. The 157 Charterers and the Owners, respectively, shall at the 158 time of delivery and redelivery take over and pay for all 159 bunkers, lubricating oil, unbroached provisions, paints, 160 ropes and other consumable stores (excluding spare 161 parts) in the said Vessel at the then current market prices 162 at the ports of delivery and redelivery, respectively. The 163 Charterers shall ensure that all spare parts listed in the 164 inventory and used during the Charter Period are 165 replaced at their expense prior to redelivery of the 166 Vessel. 167 10. Maintenance and Operation 168 (a)(i)Maintenance and Repairs—During the Charter 169 Period the Vessel shall be in the full possession 170 and at the absolute disposal for all purposes of the 171 Charterers and under their complete control in 172 every respect. The Charterers shall maintain the 173 Vessel, her machinery, boilers, appurtenances and 174 spare parts in a good state of repair, in efficient 175 operating condition and in accordance with good 176 commercial maintenance practice and, except as 177 provided for in Clause 14(l), if applicable, at their 178 own expense they shall at all times keep the 179 Vessel’s Class classification fully up to date with 180 the Classification Society indicated in Box 10 and maintain all other 181 necessary certificates in force at all times. 182 (ii) New Class and Other Safety Requirements—In the 183 event of any improvement, structural changes or 184 new equipment becoming necessary for the 185 continued operation of the Vessel by reason of new 186 class requirements or by compulsory legislation 187 costing (excluding the Charterers’ loss of time) 188 more than the percentage stated in Box 23, or if 189 Box 23 is left blank, 5 per cent. of the Vessel’s 190 insurance value as stated in Box 29, then the 191 extent, if any, to which the rate of hire shall be varied 192 and the ratio in which the cost of compliance shall 193 be shared between the parties concerned in order 194 to achieve a reasonable distribution thereof as 195 between the Owners and the Charterers having 196 regard, inter alia, to the length of the period 197 remaining under this Charter shall, in the absence 198 of agreement, be referred to the dispute resolution 199 method agreed in Clause 30., the Charterers shall 200 ensure that the same are complied with and the time and costs of compliance shall be for the Charterers’ account. (iii) Financial Security—The Charterers shall maintain 201 financial security or responsibility in respect of third 202 party liabilities as required by any government, 203 including federal, state or municipal or other division 204 or authority thereof, to enable the Vessel, without 205 penalty or charge, lawfully to enter, remain at, or 206 leave any port, place, territorial or contiguous 207 waters of any country, state or municipality in 208 performance of this Charter without any delay. This 209 obligation shall apply whether or not such 210 requirements have been lawfully imposed by such 211 government or division or authority thereof. 212 The Charterers shall make and maintain all arrange- 213 ments by bond or otherwise as may be necessary to 214 satisfy such requirements at the Charterers’ sole 215 expense and the Charterers shall indemnify the Owners 216 against all consequences whatsoever (including loss of 217 time) for any failure or inability to do so. 218 (b) Operation of the Vessel—The Charterers shall at 219 their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 required, repair the Vessel during the Charter Period 222 and they shall pay all charges and expenses of every 223 kind and nature whatsoever incidental to their use and 224 operation of the Vessel under this Charter, including 225 annual flag Flag State fees and any foreign general 226 municipality and/or state taxes. The Master, officers 227 and crew of the Vessel shall be the servants of the Charterers 228 for all purposes whatsoever, even if for any reason 229 appointed by the Owners. 230 Charterers shall comply with the regulations regarding 231 officers and crew in force in the country of the Vessel’s 232 flag or any other applicable law. 233 (c) The Charterers shall keep the Owners and the 234 mMortgagee(s) advised of the intended employment 235 (other than in respect of time charterers which are less than 13 months in duration (after including any optional extension periods)), planned dry-docking (other than the periodical dry- 236 docking referred to under paragraph (g) below) and major repairs of the Vessel, as reasonably required. 237 (d) Flag and Name of Vessel – During the Charter 238 Period, the Charterers shall have the liberty to paint the 239 Vessel in their own colours, install and display their 240 funnel insignia and fly their own house flag (with all fees, 241 costs and expenses arising in relation thereto for the Charterers account). The Charterers shall also have the liberty, with the Owners’ 242 consent, which shall not be unreasonably withheld, to 243 change the flag of the Vessel to that of another Flag 244 State (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) and/or with the Owners’ consent, the name of the Vessel (with all fees, costs and expenses arising in relation thereto for the Charterers’ account) during the Charter Period. Any Ppainting and re-painting, 245 instalment and re-instalment, registration (including maintenance 246 and renewal thereof) and re-registration, if required by the Owners, shall be at the Charterers’ 247 expense and time. If the Flag State requires the 248 Owners to establish a physical presence or office in the jurisdiction of such Flag State, all fees, costs and expenses payable by the Owners to establish and maintain such physical presence or office shall be for the account of the Charterers. (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 classification or value or changes in the machinery, boilers, appurten- ances or spare parts thereof without in each instance 252 first securing the Owners’ approval thereof. If the Owners 253 so agree, the Charterers shall, if the Owners so require, 254 restore the Vessel to its former condition before the 255 termination of this Charter. 256 (f) Use of the Vessel’s Outfit, Equipment and 257 Appliances—The Charterers shall have the use of all 258 outfit, equipment, and appliances on board the Vessel 259 at the time of delivery, provided the same or their 260 substantial equivalent shall be returned to the Owners 261 on redelivery (without prejudice to Clauses 40.6 and 262 40.7 and if redelivery is required pursuant to this Charter) in the same good order and condition as when received, ordinary wear and tear excepted. The 263 Charterers shall from time to time during the Charter 264 Period replace such items of equipment as shall be so 265 damaged or worn as to be unfit for use. The Charterers 266 are to procure that all repairs to or replacement of any 267 damaged, worn or lost parts or equipment be effected 268 in such manner (both as regards workmanship and 269 quality of materials) as not to diminish the value of the 270 Vessel. Title of any equipment so replaced shall vest 271 in and remain with the Owners. The Charterers have the right to fit additional equipment at their expense and risk (provided that no 272 permanent structural damage is caused to the Vessel by reason of such installation) andbut the Charterers shall, at their expense, remove such equipment and 273 make good any damage caused by the fitting or removal of such additional equipment before the Vessel is redelivered to the Owners pursuant to Clause 40.3 and without prejudice to Clauses 40.6 and 40.7,at the end of the period if requested by the Owners. Any equipment including radio 274 equipment on hire on the Vessel at time of delivery shall 275 be kept and maintained by the Charterers and the 276 Charterers shall assume the obligations and liabilities 277 of the Owners under any lease contracts in connection 278 therewith and shall reimburse the Owners for all 279 expenses incurred in connection therewith, also for any 280 new equipment required in order to comply with radio 281 regulations. 282 (g) Periodical Dry-Docking—The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 parts whenever the same may be necessary, but not 285 less than once during the period stated in Box 19 or, if 286 Box 19 has been left blank, every sixty (60) calendar 287 months after delivery or such other period as may be 288 required by the Classification Society or flag State. 289 11. Hire See Clause 36 290 (a) The Charterers shall pay hire due to the Owners 291 punctually in accordance with the terms of this Charter 292 in respect of which time shall be of the essence. 293 (b) The Charterers shall pay to the Owners for the hire 294 of the Vessel a lump sum in the amount indicated in 295 Box 22 which shall be payable not later than every thirty 296 (30) running days in advance, the first lump sum being 297 payable on the date and hour of the Vessel’s delivery to 298 the Charterers. Hire shall be paid continuously 299 throughout the Charter Period. 300 (c) Payment of hire shall be made in cash without 301 discount in the currency and in the manner indicated in 302 Box 25 and at the place mentioned in Box 26. 303 (d) Final payment of hire, if for a period of less than 304 thirty (30) running days, shall be calculated proportionally 305 according to the number of days and hours remaining 306 before redelivery and advance payment to be effected 307 accordingly. 308 (e) Should the Vessel be lost or missing, hire shall 309 cease from the date and time when she was lost or last 310 heard of. The date upon which the Vessel is to be treated 311 as lost or missing shall be ten (10) days after the Vessel 312 was last reported or when the Vessel is posted as 313 missing by Lloyd’s, whichever occurs first. Any hire paid 314 in advance to be adjusted accordingly. 315 (f) Any delay in payment of hire shall entitle the 316 Owners to interest at the rate per annum as agreed 317 in Box 24. If Box 24 has not been filled in, the three months 318 Interbank offered rate in London (LIBOR or its successor) 319 for the currency stated in Box 25, as quoted by the British 320 Bankers’ Association (BBA) on the date when the hire 321 fell due, increased by 2 per cent., shall apply. 322 (g) Payment of interest due under sub-clause 11(f) 323 shall be made within seven (7) running days of the date 324 of the Owners’ invoice specifying the amount payable 325 or, in the absence of an invoice, at the time of the next 326 hire payment date. 327 12. Mortgage See Clause 35 328 (only to apply if Box 28 has been appropriately filled in) 329 *) (a) The Owners warrant that they have not effected 330 any mortgage(s) of the Vessel and that they shall not 331 effect any mortgage(s) without the prior consent of the 332 Charterers, which shall not be unreasonably withheld. 333 *) (b) The Vessel chartered under this Charter is financed 334 by a mortgage according to the Financial Instrument. 335 The Charterers undertake to comply, and provide such 336 information and documents to enable the Owners to 337 comply, with all such instructions or directions in regard 338 to the employment, insurances, operation, repairs and 339 maintenance of the Vessel as laid down in the Financial 340 Instrument or as may be directed from time to time during 341 the currency of the Charter by the mortgagee(s) in 342 conformity with the Financial Instrument. The Charterers 343 confirm that, for this purpose, they have acquainted 344 themselves with all relevant terms, conditions and 345 provisions of the Financial Instrument and agree to 346 acknowledge this in writing in any form that may be 347 required by the mortgagee(s). The Owners warrant that 348 they have not effected any mortgage(s) other than stated 349 in Box 28 and that they shall not agree to any 350 amendment of the mortgage(s) referred to in Box 28 or 351 effect any other mortgage(s) without the prior consent 352 of the Charterers, which shall not be unreasonably 353 withheld. 354 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 indicate alternative agreed in Box 28). 356 13. Insurance and Repairs See also Clause 38 357 (a) Subject and without prejudice to Clause 38, 358 Dduring the Charter Period the Vessel shall be kept insured by the Charterers at their expense against hull 359 and machinery, marine and war (including blocking 360 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) (and any risks against which it is compulsory to insure 361 for the operation of the Vessel, including but not limited 362 to maintaining financial security in accordance with sub-clause 363 10(a)(iii)) in such form as the Owners shall in writing 364 approve, which approval shall not be un-reasonably 365 withheld. During the Charter Period, the Charterers 366 shall procure (at Charterers’ expense) that there are in place innocent Owners’ interest insurance, Owner’s additional perils (pollution) insurance and if applicable Mortgagees’ interest insurance and Mortgagees’ additional perils (pollution) insurance. Such insurances as specified in this Clause 13 shall be arranged by the Charterers to protect the interests of both the Owners 367 and the Charterers and the mortgageeMortgagee(s) (if 368 any),. and The Charterers shall be at liberty to protect under such 369 insurances the interests of any managers they may 370 appoint. Insurance policies shall cover the Owners and 371 the Charterers and the Mortgagees (if any) according to 372 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. Subject to the provisions of the Financial Instruments (if 373 any), if and the agreed loss payable clauses, any, and the approval of the Owners and the insurers, 374 the Charterers shall effect all insured repairs and shall 375 undertake settlement and reimbursement from the 376 insurers of all costs in connection with such repairs as 377 well as insured charges, expenses and liabilities to the 378 extent of coverage under the insurances herein provided 379 for. 380 The Charterers also to remain responsible for and to 381 effect repairs and settlement of costs and expenses 382 incurred thereby in respect of all other repairs not 383 covered by the insurances and/or not exceeding any 384 possible franchise(s) or deductibles provided for in the 385 insurances. 386 All time used for repairs under the provisions of sub- 387 clause 13(a) and for repairs of latent defects according 388 to Clause 3(c) above, including any deviation, shall be 389 for the Charterers’ account. 390 (b) If the conditions of the above insurances permit 391 additional insurance to be placed by the parties, such 392 cover shall be limited to the amount for each party set 393 out in Box 30 and Box 31, respectively. The Owners or 394 the Charterers as the case may be shall immediately 395 furnish the other partyOwners with particulars of any 396 additional insurance effected, including copies of any cover notes 397 or policies and the written consent of the insurers of 398 any such required insurance in any case where the 399 consent of such insurers is necessary. The Charterers 400 hereby undertake that any additional insurances that they arrange now or in the future will always be compliant with the terms of the underlying hull and machinery policies. (c) The Charterers shall upon the request of the 401 Owners, provide information and promptly execute such 402 documents as may be required to enable the Owners to 403 comply with the insurance provisions of the each 404 Financial Instrument (if any). 405 (d) Subject to the provisions of the Financial Instru- 406 ments, if any, and Clause 38 and Clause 40, should the 407 Vessel become an actual, constructive, compromised or agreed a tTotal lLoss under 408 the insurances required under sub-clause 13(a), all 409 insurance payments for such loss shall be paid to the 410 Owners (or if applicable, their financiers) in 411 accordance with the agreed loss payable clauses who shall distribute the moneys between the Owners and the Charterers according to their respective 412 interests. The Charterers undertake to notify the Owners 413 and the mortgageeMortgagee(s), if any, of any 414 occurrences in consequence of which the Vessel is likely to become a 415 Ttotal Lloss as defined in this Clause. 416 (e) The Owners shall upon the request of the 417 Charterers, promptly execute such documents as may 418 be required to enable the Charterers to abandon the 419 Vessel to insurers and claim a constructive total loss. 420 (f) For the purpose of insurance coverage against hull 421 and machinery and war risks under the provisions of 422 sub-clause 13(a), the value of the Vessel is the sum 423 indicated in Box 29Clause 38. 424 14. Insurance, Repairs and Classification – intentionally 425 omitted (Optional, only to apply if expressly agreed and stated 426 in Box 29, in which event Clause 13 shall be considered 427 deleted). 428 (a) During the Charter Period the Vessel shall be kept 429 insured by the Owners at their expense against hull and 430 machinery and war risks under the form of policy or 431 policies attached hereto. The Owners and/or insurers 432 shall not have any right of recovery or subrogation 433 against the Charterers on account of loss of or any 434 damage to the Vessel or her machinery or appurt- 435 enances covered by such insurance, or on account of 436 payments made to discharge claims against or liabilities 437 of the Vessel or the Owners covered by such insurance. 438 Insurance policies shall cover the Owners and the 439 Charterers according to their respective interests. 440 (b) During the Charter Period the Vessel shall be kept 441 insured by the Charterers at their expense against 442 Protection and Indemnity risks (and any risks against 443 which it is compulsory to insure for the operation of the 444 Vessel, including maintaining financial security in 445 accordance with sub-clause 10(a)(iii)) in such form as 446 the Owners shall in writing approve which approval shall 447 not be unreasonably withheld. 448 (c) In the event that any act or negligence of the 449 Charterers shall vitiate any of the insurance herein 450 provided, the Charterers shall pay to the Owners all 451 losses and indemnify the Owners against all claims and 452 demands which would otherwise have been covered by 453 such insurance. 454 (d) The Charterers shall, subject to the approval of the 455 Owners or Owners’ Underwriters, effect all insured 456 repairs, and the Charterers shall undertake settlement 457 of all miscellaneous expenses in connection with such 458 repairs as well as all insured charges, expenses and 459 liabilities, to the extent of coverage under the insurances 460 provided for under the provisions of sub-clause 14(a). 461 The Charterers to be secured reimbursement through 462 the Owners’ Underwriters for such expenditures upon 463 presentation of accounts. 464 (e) The Charterers to remain responsible for and to 465 effect repairs and settlement of costs and expenses 466 incurred thereby in respect of all other repairs not 467 covered by the insurances and/or not exceeding any 468 possible franchise(s) or deductibles provided for in the 469 insurances. 470 (f) All time used for repairs under the provisions of 471 sub-clauses 14(d) and 14(e) and for repairs of latent 472 defects according to Clause 3 above, including any 473 deviation, shall be for the Charterers’ account and shall 474 form part of the Charter Period. 475 The Owners shall not be responsible for any expenses 476 as are incident to the use and operation of the Vessel 477 for such time as may be required to make such repairs. 478 (g) If the conditions of the above insurances permit 479 additional insurance to be placed by the parties such 480 cover shall be limited to the amount for each party set 481 out in Box 30 and Box 31, respectively. The Owners or 482 the Charterers as the case may be shall immediately 483 furnish the other party with particulars of any additional 484 insurance effected, including copies of any cover notes 485 or policies and the written consent of the insurers of 486 any such required insurance in any case where the 487 consent of such insurers is necessary. 488 (h) Should the Vessel become an actual, constructive, 489 compromised or agreed total loss under the insurances 490 required under sub-clause 14(a), all insurance payments 491 for such loss shall be paid to the Owners, who shall 492 distribute the moneys between themselves and the 493 Charterers according to their respective interests. 494 (i) If the Vessel becomes an actual, constructive, 495 compromised or agreed total loss under the insurances 496 arranged by the Owners in accordance with sub-clause 497 14(a), this Charter shall terminate as of the date of such 498 loss. 499 (j) The Charterers shall upon the request of the 500 Owners, promptly execute such documents as may be 501 required to enable the Owners to abandon the Vessel 502 to the insurers and claim a constructive total loss. 503 (k) For the purpose of insurance coverage against hull 504 and machinery and war risks under the provisions of 505 sub-clause 14(a), the value of the Vessel is the sum 506 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 14, if applicable, the Owners shall keep the Vessel’s 510 Class fully up to date with the Classification Society 511 indicated in Box 10 and maintain all other necessary 512 certificates in force at all times. 513 15. Redelivery See Clause 40 514 At the expiration of the Charter Period the Vessel shall 515 be redelivered by the Charterers to the Owners at a 516 safe and ice-free port or place as indicated in Box 16, in 517 such ready safe berth as the Owners may direct. The 518 Charterers shall give the Owners not less than thirty 519 (30) running days’ preliminary notice of expected date, 520 range of ports of redelivery or port or place of redelivery 521 and not less than fourteen (14) running days’ definite 522 notice of expected date and port or place of redelivery. 523 Any changes thereafter in the Vessel’s position shall be 524 notified immediately to the Owners. 525 The Charterers warrant that they will not permit the 526 Vessel to commence a voyage (including any preceding 527 ballast voyage) which cannot reasonably be expected 528 to be completed in time to allow redelivery of the Vessel 529 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 The Charter Period, the Charterers shall pay the daily 532 equivalent to the rate of hire stated in Box 22 plus 10 533 per cent. or to the market rate, whichever is the higher, 534 for the number of days by which the Charter Period is 535 exceeded. All other terms, conditions and provisions of 536 this Charter shall continue to apply. 537 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 structure, state, condition and class as that in which she 540 was delivered, fair wear and tear not affecting class 541 excepted. 542 The Vessel upon redelivery shall have her survey cycles 543 up to date and trading and class certificates valid for at 544 least the number of months agreed in Box 17. 545 16. Non-Lien 546 Other than Permitted Security Interests, Tthe 547 Charterers will not suffer, nor permit to be continued, any lien or encumbrance incurred by them or their 548 agents, which might have priority over the title and 549 interest of the Owners in the Vessel. The Charterers 550 further agree to fasten to the Vessel in a conspicuous 551 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 “This Vessel is the property of (name of Owners). It is 554 under charter to (name of Charterers) and by the terms 555 of the Charter Party neither the Charterers nor the 556 Master have any right, power or authority to create, incur 557 or permit to be imposed on the Vessel any lien 558 whatsoever.” 559 or a notice in such form as required by any Mortgagee(s). 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 and 50 (a) The Charterers shall indemnify the Owners against 561 any loss, damage or expense incurred by the Owners 562 arising out of or in relation to the operation of the Vessel 563 by the Charterers, and against any lien of whatsoever 564 nature arising out of an event occurring during the 565 Charter Period. If the Vessel be arrested or otherwise 566 detained by reason of claims or liens arising out of her 567 operation hereunder by the Charterers, the Charterers 568 shall at their own expense take all reasonable steps to 569 secure that within a reasonable time the Vessel is 570 released, including the provision of bail. 571 Without prejudice to the generality of the foregoing, the 572 Charterers agree to indemnify the Owners against all 573 consequences or liabilities arising from the Master, 574 officers or agents signing Bills of Lading or other 575 documents. 576 (b) If the Vessel be arrested or otherwise detained by 577 reason of a claim or claims against the Owners, the 578 Owners shall at their own expense take all reasonable 579 steps to secure that within a reasonable time the Vessel 580 is released, including the provision of bail. 581 In such circumstances the Owners shall indemnify the 582 Charterers against any loss, damage or expense 583 incurred by the Charterers (including hire paid under 584 this Charter) as a direct consequence of such arrest or 585 detention. 586 18. Lien 587 The Owners to have a lien upon all cargoes, sub-hires 588 and sub-freights belonging or due to the Charterers or 589 any sub-charterers and any Bill of Lading freight for all 590 claims under this Charter, and the Charterers to have a 591 lien on the Vessel for all moneys paid in advance and 592 not earned. 593 19. Salvage 594 All salvage and towage performed by the Vessel shall 595 be for the Charterers’ benefit and the cost of repairing 596 damage occasioned thereby shall be borne by the 597 Charterers. 598 20. Wreck Removal 599 In the event of the Vessel becoming a wreck or 600 obstruction to navigation the Charterers shall indemnify 601 the Owners against any sums whatsoever which the 602 Owners shall become liable to pay and shall pay in 603 consequence of the Vessel becoming a wreck or 604 obstruction to navigation. 605 21. General Average 606 The Owners shall not contribute to General Average. 607 22. Assignment, Sub-Charter and Sale (see Clauses 608 46.1(v)) and 40.3) (a) The Charterers shall not assign this Charter nor 609 sub-charter the Vessel on a bareboat basis except with 610 the prior consent in writing of the Owners, which shall 611 not be unreasonably withheld, and subject to such terms 612 and conditions as the Owners shall approve. 613 (b) The Owners shall not sell the Vessel during the 614 currency of this Charter except with the prior written 615 consent of the Charterers, which shall not be unreason- 616 ably withheld, and subject to the buyer accepting an 617 assignment of this Charter. 618 23. Contracts of Carriage 619 *) (a) The Charterers are to procure that all documents 620 issued during the Charter Period evidencing the terms 621 and conditions agreed in respect of carriage of goods 622 shall contain a paramount clause incorporating any 623 legislation relating to carrier’s liability for cargo 624 compulsorily applicable in the trade; if no such legislation 625 exists, the documents shall incorporate the Hague-Visby 626 Rules. The documents shall also contain the New Jason 627 Clause and the Both-to-Blame Collision Clause. 628 *) (b) The Charterers are to procure that all passenger 629 tickets issued during the Charter Period for the carriage 630 of passengers and their luggage under this Charter shall 631 contain a paramount clause incorporating any legislation 632 relating to carrier’s liability for passengers and their 633 luggage compulsorily applicable in the trade; if no such 634 legislation exists, the passenger tickets shall incorporate 635 the Athens Convention Relating to the Carriage of 636 Passengers and their Luggage by Sea, 1974, and any 637 protocol thereto. 638 *) Delete as applicable. 639 24. Bank Corporate Guarantee 640 (Optional, only to apply if Box 27 filled in) 641 The Charterers undertake to furnish, on or about the 642 date of this Charter before delivery of the Vessel, a first class bank a corporate guarantee from 643 the Guarantor or bond in the sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter the other Security Documents (as the case may be) as 645 security, in each case for full performance of their obligations under this Charter. 646 25. Requisition/Acquisition 647 (a) Subject to the provisions of the Financial 648 Instruments (if any) and the General Assignment, Iin the event of the Requisition for Hire of the Vessel by any governmental or other competent authority 649 (hereinafter referred to as “Requisition for Hire”) 650 irrespective of the date during the Charter Period when 651 “Requisition for Hire” may occur and irrespective of the 652 length thereof and whether or not it be for an indefinite 653 or a limited period of time, and irrespective of whether it 654 may or will remain in force for the remainder of the 655 Charter Period, this Charter shall not be deemed thereby 656 or thereupon to be frustrated or otherwise terminated 657 and the Charterers shall continue to pay the stipulated 658 hire in the manner provided by this Charter until the time 659 when the Charter would have terminated pursuant to 660 any of the provisions hereof always provided however 661 that if all hire has been paid by the Charterers 662 hereunder then in the event of “Requisition for Hire” any Requisition Hire or compensation is received or receivable by the 663 Owners, the same shall be payable to the Charterers 664 during the remainder of the Charter Period or the period of the 665 “Requisition for Hire” whichever be the shorter. 666 (b) In the event of the Owners being deprived of their 667 ownership in the Vessel by any Compulsory Acquisition 668 of the Vessel or requisition for title by any governmental 669 or other competent authority (hereinafter referred to as 670 “Compulsory Acquisition”), then, irrespective of the date 671 during the Charter Period when “Compulsory Acqui- 672 sition” may occur, this Charter shall be deemed 673 terminated as of the date of such “Compulsory 674 Acquisition”. In such event Charter Hire to be considered 675 as earned and to be paid up to the date and time of 676 such “Compulsory Acquisition”. 677 26. War 678 (a) Subject to the provisions of the Financial 679 Instruments (if any), Ffor the purpose of this Clause, the words “War Risks” shall include any war (whether actual or 680 threatened), act of war, civil war, hostilities, revolution, 681 rebellion, civil commotion, warlike operations, the laying 682 of mines (whether actual or reported), acts of piracy, 683 acts of terrorists, acts of hostility or malicious damage, 684 blockades (whether imposed against all vessels or 685 imposed selectively against vessels of certain flags or 686 ownership, or against certain cargoes or crews or 687 otherwise howsoever), by any person, body, terrorist or 688 political group, or the Government of any state 689 whatsoever, which may be dangerous or are likely to be 690 or to become dangerous to the Vessel, her cargo, crew 691 or other persons on board the Vessel. 692 (b) Without first obtaining the consent of the 693 insurers to such employment and complying with the terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements as may be prescribed by the insurers, tThe Vessel, unless the written consent of the Owners be first obtained, shall not continue to or go 694 through any port, place, area or zone (whether of land 695 or sea), or any waterway or canal, where it reasonably 696 appears that the Vessel, her cargo, crew or other 697 persons on board the Vessel, in the reasonable 698 judgement of the Owners, may be, or are likely to be, 699 exposed to War Risks. Should the Vessel be within any 700 such place as aforesaid, which only becomes danger- 701 ous, or is likely to be or to become dangerous, after her 702 entry into it, the Owners shall have the right to require 703 the Vessel to leave such area. 704 (c) The Vessel shall not load contraband cargo, or to 705 pass through any blockade, whether such blockade be 706 imposed on all vessels, or is imposed selectively in any 707 way whatsoever against vessels of certain flags or 708 ownership, or against certain cargoes or crews or 709 otherwise howsoever, or to proceed to an area where 710 she shall be subject, or is likely to be subject to 711 a belligerent’s right of search and/or confiscation. 712 (d) If the insurers of the war risks insurance, when 713 Clause 14 is applicable, should require payment of 714 premiums and/or calls because, pursuant to the 715 Charterers’ orders, the Vessel is within, or is due to enter 716 and remain within, any area or areas which are specified 717 by such insurers as being subject to additional premiums 718 because of War Risks, then such premiums and/or calls 719 shall be reimbursed by the Charterers to the Owners at 720 the same time as the next payment of hire is due. 721 (e) The Charterers shall have the liberty: 722 (i) to comply with all orders, directions, recommend- 723 ations or advice as to departure, arrival, routes, 724 sailing in convoy, ports of call, stoppages, 725 destinations, discharge of cargo, delivery, or in any 726 other way whatsoever, which are given by the 727 Government of the Nation under whose flag the 728 Vessel sails, or any other Government, body or 729 group whatsoever acting with the power to compel 730 compliance with their orders or directions; 731 (ii) to comply with the orders, directions or recom- 732 mendations of any war risks underwriters who have 733 the authority to give the same under the terms of 734 the war risks insurance; 735 (iii) to comply with the terms of any resolution of the 736 Security Council of the United Nations, any 737 directives of the European Community, the effective 738 orders of any other Supranational body which has 739 the right to issue and give the same, and with 740 national laws aimed at enforcing the same to which 741 the Owners are subject, and to obey the orders 742 and directions of those who are charged with their 743 enforcement. 744 (f) In the event of outbreak of war (whether there be a 745 declaration of war or not) (i) between any two or more 746 of the following countries: the United States of America; 747 Russia; the United Kingdom; France; and the People’s 748 Republic of China, (ii) between any two or more of the 749 countries stated in Box 36, both the Owners and the 750 Charterers shall have the right to cancel this Charter, 751 whereupon the Charterers shall redeliver the Vessel to 752 the Owners in accordance with Clause 15, if the Vessel 753 has cargo on board after discharge thereof at 754 destination, or if debarred under this Clause from 755 reaching or entering it at a near, open and safe port as 756 directed by the Owners, or if the Vessel has no cargo 757 on board, at the port at which the Vessel then is or if at 758 sea at a near, open and safe port as directed by the 759 Owners. In all cases hire shall continue to be paid in 760 accordance with Clause 11 and except as aforesaid all 761 other provisions of this Charter shall apply until 762 redeliverythe end of the Security Period. 763 27. Commission – intentionally omitted 764 The Owners to pay a commission at the rate indicated 765 in Box 33 to the Brokers named in Box 33 on any hire 766 paid under the Charter. If no rate is indicated in Box 33, 767 the commission to be paid by the Owners shall cover 768 the actual expenses of the Brokers and a reasonable 769 fee for their work. 770 If the full hire is not paid owing to breach of the Charter 771 by either of the parties the party liable therefor shall 772 indemnify the Brokers against their loss of commission. 773 Should the parties agree to cancel the Charter, the 774 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 28. Termination See Clauses 40 and 44 778 (a) Charterers’ Default 779 The Owners shall be entitled to withdraw the Vessel from 780 the service of the Charterers and terminate the Charter 781 with immediate effect by written notice to the Charterers if: 782 (i) the Charterers fail to pay hire in accordance with 783 Clause 11. However, where there is a failure to 784 make punctual payment of hire due to oversight, 785 negligence, errors or omissions on the part of the 786 Charterers or their bankers, the Owners shall give 787 the Charterers written notice of the number of clear 788 banking days stated in Box 34 (as recognised at 789 the agreed place of payment) in which to rectify 790 the failure, and when so rectified within such 791 number of days following the Owners’ notice, the 792 payment shall stand as regular and punctual. 793 Failure by the Charterers to pay hire within the 794 number of days stated in Box 34 of their receiving 795 the Owners’ notice as provided herein, shall entitle 796 the Owners to withdraw the Vessel from the service 797 of the Charterers and terminate the Charter without 798 further notice; 799 (ii) the Charterers fail to comply with the requirements of: 800 (1) Clause 6 (Trading Restrictions) 801 (2) Clause 13(a) (Insurance and Repairs) 802 provided that the Owners shall have the option, by 803 written notice to the Charterers, to give the 804 Charterers a specified number of days grace within 805 which to rectify the failure without prejudice to the 806 Owners’ right to withdraw and terminate under this 807 Clause if the Charterers fail to comply with such 808 notice; 809 (iii) the Charterers fail to rectify any failure to comply 810 with the requirements of sub-clause 10(a)(i) 811 (Maintenance and Repairs) as soon as practically 812 possible after the Owners have requested them in 813 writing so to do and in any event so that the Vessel’s 814 insurance cover is not prejudiced. 815 (b) Owners’ Default 816 If the Owners shall by any act or omission be in breach 817 of their obligations under this Charter to the extent that 818 the Charterers are deprived of the use of the Vessel 819 and such breach continues for a period of fourteen (14) 820 running days after written notice thereof has been given 821 by the Charterers to the Owners, the Charterers shall 822 be entitled to terminate this Charter with immediate effect 823 by written notice to the Owners. 824 (c) Loss of Vessel 825 This Charter shall be deemed to be terminated if the 826 Vessel becomes a total loss or is declared as a 827 constructive or compromised or arranged total loss. For 828 the purpose of this sub-clause, the Vessel shall not be 829 deemed to be lost unless she has either become an 830 actual total loss or agreement has been reached with 831 her underwriters in respect of her constructive, 832 compromised or arranged total loss or if such agreement 833 with her underwriters is not reached it is adjudged by a 834 competent tribunal that a constructive loss of the Vessel 835 has occurred. 836 (d) Either party shall be entitled to terminate this 837 Charter with immediate effect by written notice to the 838 other party in the event of an order being made or 839 resolution passed for the winding up, dissolution, 840 liquidation or bankruptcy of the other party (otherwise 841 than for the purpose of reconstruction or amalgamation) 842 or if a receiver is appointed, or if it suspends payment, 843 ceases to carry on business or makes any special 844 arrangement or composition with its creditors. 845 (e) The termination of this Charter shall be without 846 prejudice to all rights accrued due between the parties 847 prior to the date of termination and to any claim that 848 either party might have. 849 29. Repossession 850 In the event of the Owners have made a request for 851 redelivery of the Vessel termination of this Charter in accordance with the applicable provisions of Clause 852 28Clause 40.3, the Owners shall in addition have the right to repossess 853 the Vessel from the Charterers at her current or next port of call, or 854 at a port or place convenient to them without hindrance 855 or interference by the Charterers, courts or local 856 authorities. Pending physical repossession of the Vessel 857 in accordance with this Clause 29 and/or Clause 40, the 858 Charterers shall hold the Vessel as gratuitous bailee only to the Owners 859 and the Charterers shall procure that the master and crew follow the orders and directions of the Owners. The Owners shall arrange for an authorised represent- 860 ative to board the Vessel as soon as reasonably 861 practicable following the termination of the Charter. The 862 Vessel shall be deemed to be repossessed by the 863 Owners from the Charterers upon the boarding of the 864 Vessel by the Owners’ representative. All arrangements 865 and expenses relating to the settling of wages, 866 disembarkation and repatriation of the Charterers’ 867 Master, officers and crew shall be the sole responsibility 868 of the Charterers. 869 30. Dispute Resolution 870 *) (a) This Contract Charter and any non-contractual 871 obligations arising out of or in connection with it shall be governed by and construed in accordance with English law and any dispute arising 872 out of or in connection with this Contract Charter shall be 873 referred to arbitration in London in accordance with the Arbitration 874 Act 1996 or any statutory modification or re-enactment 875 thereof save to the extent necessary to give effect to 876 the provisions of this Clause. 877 The arbitration shall be conducted in accordance with 878 the London Maritime Arbitrators Association (LMAA) 879 Terms current at the time when the arbitration proceed- 880 ings are commenced. 881 The reference shall be to three arbitrators. A party 882 wishing to refer a dispute to arbitration shall appoint its 883 arbitrator and send notice of such appointment in writing 884 to the other party requiring the other party to appoint its 885 own arbitrator within 14 calendar days of that notice and 886 stating that it will appoint its arbitrator as sole arbitrator 887 unless the other party appoints its own arbitrator and 888 gives notice that it has done so within the 14 days 889 specified. If the other party does not appoint its own 890 arbitrator and give notice that it has done so within the 891 14 days specified, the party referring a dispute to 892 arbitration may, without the requirement of any further 893 prior notice to the other party, appoint its arbitrator as 894 sole arbitrator and shall advise the other party 895 accordingly. The award of a sole arbitrator shall be 896 binding on both parties as if he had been appointed by 897 agreement. 898 Nothing herein shall prevent the parties agreeing in 899 writing to vary these provisions to provide for the 900 appointment of a sole arbitrator. 901 In cases where neither the claim nor any counterclaim 902 exceeds the sum of US$50,000 (or such other sum as 903 the parties may agree) the arbitration shall be conducted 904 in accordance with the LMAA Small Claims Procedure 905 current at the time when the arbitration proceedings are 906 commenced. 907 *) (b) This Contract shall be governed by and construed 908 in accordance with Title 9 of the United States Code 909 and the Maritime Law of the United States and any 910 dispute arising out of or in connection with this Contract 911 shall be referred to three persons at New York, one to 912 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 any award, judgement may be entered on an award by 916 any court of competent jurisdiction. The proceedings 917 shall be conducted in accordance with the rules of the 918 Society of Maritime Arbitrators, Inc. 919 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 party shall be in writing and may be sent by fax, telex, 989 registered or recorded mail or by personal service. 990 (b) The address of the Parties for service of such 991 communication shall be as stated in Boxes 3 and 4 992 respectively. 993 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART III PART PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 (a) The Vessel shall be constructed in accordance with 2 the Building Contract (hereafter called “the Building 3 Contract”) as annexed to this Charter, made between the 4 Builders and the Owners and in accordance with the 5 specifications and plans annexed thereto, such Building 6 Contract, specifications and plans having been counter- 7 signed as approved by the Charterers. 8 (b) No change shall be made in the Building Contract or 9 in the specifications or plans of the Vessel as approved by 10 the Charterers as aforesaid, without the Charterers’ 11 consent. 12 (c) The Charterers shall have the right to send their 13 representative to the Builders’ Yard to inspect the Vessel 14 during the course of her construction to satisfy themselves 15 that construction is in accordance with such approved 16 specifications and plans as referred to under sub-clause 17 (a) of this Clause. 18 (d) The Vessel shall be built in accordance with the 19 Building Contract and shall be of the description set out 20 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 hereunder, the Charterers shall be bound to accept the 22 Vessel from the Owners, completed and constructed in 23 accordance with the Building Contract, on the date of 24 delivery by the Builders. The Charterers undertake that 25 having accepted the Vessel they will not thereafter raise 26 any claims against the Owners in respect of the Vessel’s 27 performance or specification or defects, if any. 28 Nevertheless, in respect of any repairs, replacements or 29 defects which appear within the first 12 months from 30 delivery by the Builders, the Owners shall endeavour to 31 compel the Builders to repair, replace or remedy any defects 32 or to recover from the Builders any expenditure incurred in 33 carrying out such repairs, replacements or remedies. 34 However, the Owners’ liability to the Charterers shall be 35 limited to the extent the Owners have a valid claim against 36 the Builders under the guarantee clause of the Building 37 Contract (a copy whereof has been supplied to the 38 Charterers). The Charterers shall be bound to accept such 39 sums as the Owners are reasonably able to recover under 40 this Clause and shall make no further claim on the Owners 41 for the difference between the amount(s) so recovered and 42 the actual expenditure on repairs, replacement or 43 remedying defects or for any loss of time incurred. 44 Any liquidated damages for physical defects or deficiencies 45 shall accrue to the account of the party stated in Box 41(a) 46 or if not filled in shall be shared equally between the parties. 47 The costs of pursuing a claim or claims against the Builders 48 under this Clause (including any liability to the Builders) 49 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 2. Time and Place of Delivery 52 (a) Subject to the Vessel having completed her 53 acceptance trials including trials of cargo equipment in 54 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 and the Charterers shall take delivery of the Vessel afloat 57 when ready for delivery and properly documented at the 58 Builders’ Yard or some other safe and readily accessible 59 dock, wharf or place as may be agreed between the parties 60 hereto and the Builders. Under the Building Contract the 61 Builders have estimated that the Vessel will be ready for 62 delivery to the Owners as therein provided but the delivery 63 date for the purpose of this Charter shall be the date when 64 the Vessel is in fact ready for delivery by the Builders after 65 completion of trials whether that be before or after as 66 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 and upon and after such acceptance, subject to Clause 69 1(d), the Charterers shall not be entitled to make any claim 70 against the Owners in respect of any conditions, 71 representations or warranties, whether express or implied, 72 as to the seaworthiness of the Vessel or in respect of delay 73 in delivery. 74 (b) If for any reason other than a default by the Owners 75 under the Building Contract, the Builders become entitled 76 under that Contract not to deliver the Vessel to the Owners, 77 the Owners shall upon giving to the Charterers written 78 notice of Builders becoming so entitled, be excused from 79 giving delivery of the Vessel to the Charterers and upon 80 receipt of such notice by the Charterers this Charter shall 81 cease to have effect. 82 (c) If for any reason the Owners become entitled under 83 the Building Contract to reject the Vessel the Owners shall, 84 before exercising such right of rejection, consult the 85 Charterers and thereupon 86 (i) if the Charterers do not wish to take delivery of the Vessel 87 they shall inform the Owners within seven (7) running days 88 by notice in writing and upon receipt by the Owners of such 89 notice this Charter shall cease to have effect; or 90 (ii) if the Charterers wish to take delivery of the Vessel 91 they may by notice in writing within seven (7) running days 92 require the Owners to negotiate with the Builders as to the 93 terms on which delivery should be taken and/or refrain from 94 exercising their right to rejection and upon receipt of such 95 notice the Owners shall commence such negotiations and/ 96 or take delivery of the Vessel from the Builders and deliver 97 her to the Charterers; 98 (iii) in no circumstances shall the Charterers be entitled to 99 reject the Vessel unless the Owners are able to reject the 100 Vessel from the Builders; 101 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 this Clause, the Owners shall thereafter not be liable to the 103 Charterers for any claim under or arising out of this Charter 104 or its termination. 105 (d) Any liquidated damages for delay in delivery under the 106 Building Contract and any costs incurred in pursuing a claim 107 therefor shall accrue to the account of the party stated in 108 Box 41(c) or if not filled in shall be shared equally between 109 the parties. 110 3. Guarantee Works 111 If not otherwise agreed, the Owners authorise the 112 Charterers to arrange for the guarantee works to be 113 performed in accordance with the building contract terms, 114 and hire to continue during the period of guarantee works. 115 The Charterers have to advise the Owners about the 116 performance to the extent the Owners may request. 117 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 the Owners and the Charterers and the Vessel shall be 120 painted in the colours, display the funnel insignia and fly 121 the house flag as required by the Charterers. 122 5. Survey on Redelivery 123 The Owners and the Charterers shall appoint surveyors 124 for the purpose of determining and agreeing in writing the 125 condition of the Vessel at the time of re-delivery. 126 Without prejudice to Clause 15 (Part II), the Charterers 127 shall bear all survey expenses and all other costs, if any, 128 including the cost of docking and undocking, if required, 129 as well as all repair costs incurred. The Charterers shall 130 also bear all loss of time spent in connection with any 131 docking and undocking as well as repairs, which shall be 132 paid at the rate of hire per day or pro rata. 133 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART IV PART HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 have fulfilled their obligations according to Part I and II 2 as well as Part III, if applicable, it is agreed, that on 3 payment of the final payment of hire as per Clause 11 4 the Charterers have purchased the Vessel with 5 everything belonging to her and the Vessel is fully paid 6 for. 7 In the following paragraphs the Owners are referred to 8 as the Sellers and the Charterers as the Buyers. 9 The Vessel shall be delivered by the Sellers and taken 10 over by the Buyers on expiration of the Charter. 11 The Sellers guarantee that the Vessel, at the time of 12 delivery, is free from all encumbrances and maritime 13 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 existing mortgage agreed not to be paid off by the time 16 of delivery. Should any claims, which have been incurred 17 prior to the time of delivery be made against the Vessel, 18 the Sellers hereby undertake to indemnify the Buyers 19 against all consequences of such claims to the extent it 20 can be proved that the Sellers are responsible for such 21 claims. Any taxes, notarial, consular and other charges 22 and expenses connected with the purchase and 23 registration under Buyers’ flag, shall be for Buyers’ 24 account. Any taxes, consular and other charges and 25 expenses connected with closing of the Sellers’ register, 26 shall be for Sellers’ account. 27 In exchange for payment of the last month’s hire 28 instalment the Sellers shall furnish the Buyers with a 29 Bill of Sale duly attested and legalized, together with a 30 certificate setting out the registered encumbrances, if 31 any. On delivery of the Vessel the Sellers shall provide 32 for deletion of the Vessel from the Ship’s Register and 33 deliver a certificate of deletion to the Buyers. 34 The Sellers shall, at the time of delivery, hand to the 35 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 be in Sellers’ possession. 38 The Wireless Installation and Nautical Instruments, 39 unless on hire, shall be included in the sale without any 40 extra payment. 41 The Vessel with everything belonging to her shall be at 42 Sellers’ risk and expense until she is delivered to the 43 Buyers, subject to the conditions of this Contract and 44 the Vessel with everything belonging to her shall be 45 delivered and taken over as she is at the time of delivery, 46 after which the Sellers shall have no responsibility for 47 possible faults or deficiencies of any description. 48 The Buyers undertake to pay for the repatriation of the 49 Master, officers and other personnel if appointed by the 50 Sellers to the port where the Vessel entered the Bareboat 51 Charter as per Clause 3 (Part II) or to pay the equivalent 52 cost for their journey to any other place. 53 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

?BARECON 2001? Standard Bareboat Charter OPTIONAL PART PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 For the purpose of this PART V, the following terms shall 2 have the meanings hereby assigned to them: 3 ?The Bareboat Charter Registry? shall mean the registry 4 of the State whose flag the Vessel will fly and in which 5 the Charterers are registered as the bareboat charterers 6 during the period of the Bareboat Charter. 7 ?The Underlying Registry? shall mean the registry of the 8 state in which the Owners of the Vessel are registered 9 as Owners and to which jurisdiction and control of the 10 Vessel will revert upon termination of the Bareboat 11 Charter Registration. 12 2. Mortgage 13 The Vessel chartered under this Charter is financed by 14 a mortgage and the provisions of Clause 12(b) (Part II) 15 shall apply. 16 3. Termination of Charter by Default 17 If the Vessel chartered under this Charter is registered 18 in a Bareboat Charter Registry as stated in Box 44, and 19 if the Owners shall default in the payment of any amounts 20 due under the mortgage(s) specified in Box 28, the 21 Charterers shall, if so required by the mortgagee, direct 22 the Owners to re-register the Vessel in the Underlying 23 Registry as shown in Box 45. 24 In the event of the Vessel being deleted from the 25 Bareboat Charter Registry as stated in Box 44, due to a 26 default by the Owners in the payment of any amounts 27 due under the mortgage(s), the Charterers shall have 28 the right to terminate this Charter forthwith and without 29 prejudice to any other claim they may have against the 30 Owners under this Charter. 31 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

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CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

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34.5

Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

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(c)

the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)	any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever

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including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

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shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers

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in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance

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with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

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(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

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(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

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In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11

The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out

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in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1	If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration

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of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

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(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

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(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

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40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou

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Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for

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Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 (or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of

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any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

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44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

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(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

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(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents, is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

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(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)

the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is

23

likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)

they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer,

24

and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these

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entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

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(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

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CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

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(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)

the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens, encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in

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connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3

The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act, omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the

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indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

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CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

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(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

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CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

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CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including

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intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA .

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be

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required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    – DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

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“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire” means, in relation to the Payment Date for each month, an amount equal to $2,880 times the number of calendar days in that month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

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“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $87,733.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)	any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel

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or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition

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Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

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“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Jasmer Shipholding Ltd., Inastros Maritime Corp., Jaspero Shiptrade S.A., Sui An Navigation Limited, Pingel Navigation Limited, Ebba Navigation Limited, Clan

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Navigation Limited, Evian Shiptrade Ltd, Anthimar Marine Inc., Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Atlanta, APL Denver, APL Los Angeles, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amaranth, Navios Amarillo, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

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“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

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(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)	any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured

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creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Finance Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

46

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the APL Oakland with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Island registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

47

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

“subsidiary” has the meaning given in Clause 59.4; and

48

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

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EXECUTION PAGE OWNERS SIGNED by as an attorney-in-fact for and on behalf of Ocean Dazzle Shipping Limited in the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED by for and on behalf of Thetida Marine Co. as in the presence of: Witness’ signature: Witness’ name: Witness’ address:

EXECUTION PAGE

OWNERS

SIGNED by as an attorney-in-fact for and on behalf of **Ocean Dazzle Shipping Limited** in the presence of:	))))))
Witness' signature: Witness' name: CAO Ying Witness' address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873	)))

CHARTERERS

SIGNED by Efstratios G. Camatsos for and on behalf of **Thetida Marine Co.** as in the presence of: SHRAIYA THAPA	))))))
Witness' signature: Witness' name: Witness' address: WATSON, FARLEY & WILLIAMS 348 SYNGROU AVENUE KALLITHEA 176 74 ATHENS - GREECE	)))

58

Copyright: Norwegian Shipbrokers’ Association, Oslo. Printed by BIMCO’s idea Explanatory Notes for SALEFORM 2012 are available from BIMCO at www.bimco.org Published by Norwegian Shipbrokers’ Association, Oslo and BIMCO, Copenhagen MEMORANDUM OF AGREEMENT Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966, 1983 and 1986/87, 1993 and 2012 Dated: 2018 1 Thetida Marine Co., a corporation incorporated and existing under the laws of the Republic of Marshall 2 Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong 3 having its registered office at Room 2310, 23/F, C C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (Name of buyers), hereinafter called the “Buyers”, have agreed to buy: Name of vessel: APL Oakland 4 IMO Number: 9332250 5 Classification Society: DNV GL 6 Class Notation: 100 A5 Container ship BWM SOLAS-II-2,Reg.19 IW 7 MC AUT Year of Build: 2008 Builder/Yard: New Century Shipbuilding Co., Ltd. 8 Flag: Panama Place of Registration: Marshall Islands GT/NT: 43,071 / 26,516 9 hereinafter called the “Vessel”, on the following terms and conditions: 10 Definitions – see also Clause 28 11 “Agreement” means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28. “Banking Days” are days on which banks are open both in the country of the currency stipulated for 12 the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 13 (Documentation) and (add additional jurisdictions as appropriate). 14 “Buyers’ Nominated Flag State” means Panama (state flag state). 15 “Cancelling Date” has the meaning given to that term in Clause 5. 16 “Conditions Precedent” has the meaning given to that term in Clause 8(a). “Class” means the class notation referred to above. 17 “Classification Society” means the Classification Society referred to above. ““Dollars” or “$” mean United States dollars, being the lawful currency of the United States of 18 America.Deposit” shall have the meaning given in Clause 2 (Deposit) “Deposit Holder” means (state name and location of Deposit Holder) or, if left blank, the 19 Sellers’ Bank, which shall hold and release the Deposit in accordance with this Agreement. 20 “In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a 21 registered letter, e-mail or telefax. 22 “Parties” means the Sellers and the Buyers. 23 “Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price). 24 “Sellers’ Account” means (state details of bank account) at the Sellers’ Bank. 25 “Sellers’ Bank” means (state name of bank, branch and details) or, if left blank, the bank 26 notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price. 27 1. Purchase Price 28 See Clause 19The Purchase Price is (state currency and amount both in words and figures). 29 2. Deposit – intentionally omitted 30 As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of 31 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

% ( per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the 32 “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) 33 Banking Days after the date that: 34 (i) this Agreement has been signed by the Parties and exchanged in original or by 35 e-mail or telefax; and 36 (ii) the Deposit Holder has confirmed in writing to the Parties that the account has been 37 opened. 38 The Deposit shall be released in accordance with joint written instructions of the Parties. 39 Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the 40 Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder 41 all necessary documentation to open and maintain the account without delay. 42 3. Payment 43 See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that 44 Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and 45 notices): 46 (i) the Deposit shall be released to the Sellers; and 47 (ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers 48 to the Sellers under this Agreement shall be paid in full free of bank charges to the 49 Sellers’ Account. 50 4. Inspection – intentionally omitted 51 (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers 52 have also inspected the Vessel at/in (state place) on (state date) and have 53 accepted the Vessel following this inspection and the sale is outright and definite, subject only 54 to the terms and conditions of this Agreement. 55 (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare 56 whether same are accepted or not within (state date/period). 57 The Sellers shall make the Vessel available for inspection at/in (state place/range) within 58 (state date/period). 59 The Buyers shall undertake the inspection without undue delay to the Vessel. Should the 60 Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. 61 The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. 62 During the inspection, the Vessel’s deck and engine log books shall be made available for 63 examination by the Buyers. 64 The sale shall become outright and definite, subject only to the terms and conditions of this 65 Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from 66 the Buyers within seventy-two (72) hours after completion of such inspection or after the 67 date/last day of the period stated in Line 59, whichever is earlier. 68 Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of 69 the Vessel’s classification records and/or of the Vessel not be received by the Sellers as 70 aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the 71 Buyers, whereafter this Agreement shall be null and void. 72 *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, 73 alternative 4(a) shall apply. 74 5. Time and place of delivery and notices 75 (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or 76 anchorage at/in (state place/range) in the Sellers’ option and subject to such conditions as 77 may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters. Notice of Readiness shall not be tendered before: (date) 78 Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may 79 be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”) (b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall 80 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 2 provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the 81 Sellers intend to tender Notice of Readiness and of the intended place of delivery. 82 When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for 83 delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery. 84 (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the 85 Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing 86 stating the date when they anticipate that the Vessel will be ready for delivery and proposing a 87 new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of 88 either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) 89 Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling 90 Date. If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the 91 Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ 92 notification shall be deemed to be the new Cancelling Date and shall be substituted for the 93 Cancelling Date stipulated in line 79. 94 If this Agreement is maintained with the a new Cancelling Date all other terms and conditions 95 hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full 96 force and effect. 97 (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely 98 without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ 99 Default) for the Vessel not being ready by the original Cancelling Date. 100 (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery 101 the Deposit together with interest earned, if any, shall be released immediately to the Buyers 102 whereafter this Agreement shall be null and voidterminate (provided that any provision hereof 103 expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted 104 (a)* 105 (i) The Buyers shall have the option at their cost and expense to arrange for an underwater 106 inspection by a diver approved by the Classification Society prior to the delivery of the 107 Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended 108 date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this 109 Agreement. The Sellers shall at their cost and expense make the Vessel available for 110 such inspection. This inspection shall be carried out without undue delay and in the 111 presence of a Classification Society surveyor arranged for by the Sellers and paid for by 112 the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s 113 inspection as observer(s) only without interfering with the work or decisions of the 114 Classification Society surveyor. The extent of the inspection and the conditions under 115 which it is performed shall be to the satisfaction of the Classification Society. If the 116 conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at 117 their cost and expense make the Vessel available at a suitable alternative place near to 118 the delivery port, in which event the Cancelling Date shall be extended by the additional 119 time required for such positioning and the subsequent re-positioning. The Sellers may 120 not tender Notice of Readiness prior to completion of the underwater inspection. 121 (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are 122 found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless 123 repairs can be carried out afloat to the satisfaction of the Classification Society, the 124 Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by 125 the Classification Society of the Vessel’s underwater parts below the deepest load line, 126 the extent of the inspection being in accordance with the Classification Society’s rules (2) 127 such defects shall be made good by the Sellers at their cost and expense to the 128 satisfaction of the Classification Society without condition/recommendation** and (3) the 129 Sellers shall pay for the underwater inspection and the Classification Society’s 130 attendance. 131 Notwithstanding anything to the contrary in this Agreement, if the Classification Society 132 do not require the aforementioned defects to be rectified before the next class 133 drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects 134 against a deduction from the Purchase Price of the estimated direct cost (of labour and 135 materials) of carrying out the repairs to the satisfaction of the Classification Society, 136 whereafter the Buyers shall have no further rights whatsoever in respect of the defects 137 and/or repairs. The estimated direct cost of the repairs shall be the average of quotes 138 for the repair work obtained from two reputable independent shipyards at or in the 139 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3 vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) 140 Banking Days from the date of the imposition of the condition/recommendation, unless 141 the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within 142 the stipulated time then the quote duly obtained by the other Party shall be the sole basis 143 for the estimate of the direct repair costs. The Sellers may not tender Notice of 144 Readiness prior to such estimate having been established. 145 (iii) If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking 146 facilities are available at the port of delivery, the Sellers shall take the Vessel to a port 147 where suitable drydocking facilities are available, whether within or outside the delivery 148 range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the 149 Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose 150 of this Clause, become the new port of delivery. In such event the Cancelling Date shall 151 be extended by the additional time required for the drydocking and extra steaming, but 152 limited to a maximum of fourteen (14) days. 153 (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the 154 Classification Society of the Vessel’s underwater parts below the deepest load line, the extent 155 of the inspection being in accordance with the Classification Society’s rules. If the rudder, 156 propeller, bottom or other underwater parts below the deepest load line are found broken, 157 damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the 158 Sellers’ cost and expense to the satisfaction of the Classification Society without 159 condition/recommendation**. In such event the Sellers are also to pay for the costs and 160 expenses in connection with putting the Vessel in and taking her out of drydock, including the 161 drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs 162 and expenses if parts of the tailshaft system are condemned or found defective or broken so as 163 to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and 164 expenses, dues and fees. 165 (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above: 166 (i) The Classification Society may require survey of the tailshaft system, the extent of the 167 survey being to the satisfaction of the Classification surveyor. If such survey is 168 not required by the Classification Society, the Buyers shall have the option to require the 169 tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey 170 being in accordance with the Classification Society’s rules for tailshaft survey and 171 consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare 172 whether they require the tailshaft to be drawn and surveyed not later than by the 173 completion of the inspection by the Classification Society. The drawing and refitting of 174 the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be 175 condemned or found defective so as to affect the Vessel’s class, those parts shall be 176 renewed or made good at the Sellers’ cost and expense to the satisfaction of 177 Classification Society without condition/recommendation**. 178 (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by 179 the Buyers unless the Classification Society requires such survey to be carried out or if 180 parts of the system are condemned or found defective or broken so as to affect the 181 Vessel’s class, in which case the Sellers shall pay these costs and expenses. 182 (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as 183 observer(s) only without interfering with the work or decisions of the Classification 184 Society surveyor. 185 (iv) The Buyers shall have the right to have the underwater parts of the Vessel 186 cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the 187 Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely 188 delivery. If, however, the Buyers’ work in drydock is still in progress when the 189 Sellers have completed the work which the Sellers are required to do, the additional 190 docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and 191 expense. In the event that the Buyers’ work requires such additional time, the Sellers 192 may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst 193 the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be 194 obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in 195 drydock or not. 196 *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, 197 alternative 6 (a) shall apply. 198 **Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification 199 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 4

Society without condition/recommendation are not to be taken into account. 200 7. Spares, bunkers and other items 201 The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board 202 and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or 203 spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery 204 used or unused, whether on board or not shall become the Buyers’ property, but spares on 205 order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers 206 are not required to replace spare parts including spare tail-end shaft(s) and spare 207 propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to 208 delivery, but the replaced items shall be the property of the Buyers. Unused stores and 209 provisions shall be included in the sale and be taken over by the Buyers without extra payment. 210 Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s 211 personal belongings including the slop chest are excluded from the sale without compensation, 212 as well as the following additional items: (include list) 213 Items on board which are on hire or owned by third parties, listed as follows, are excluded from 214 the sale without compensation: (include list) 215 Items on board at the time of inspection which are on hire or owned by third parties, not listed 216 above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. 217 The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and 218 greases in storage tanks and unopened drums at no extra cost.and pay either 219 (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or 220 (b) *the current net market price (excluding barging expenses) at the port and date of delivery 221 of the Vessel or, if unavailable, at the nearest bunkering port, 222 for the quantities taken over. 223 Payment under this Clause shall be made at the same time and place and in the same 224 currency as the Purchase Price. 225 “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) 226 (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this 227 Agreement shall be the relevant date. 228 *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions 229 alternative (a) shall apply. 230 8. Documentation 231 The place of closing: To be mutually agreed between the Sellers and the Buyers 232 (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to 233 Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems: 234 (i) Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, 235 transferring title of the Vessel and stating that the Vessel is free from all mortgages, 236 encumbrances and maritime liens (whether maritime or otherwise) or any other debts 237 whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; 238 (ii) Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State. (iiiii) Evidence that all necessary corporate, shareholder and other action has been taken by 239 the Sellers to authorise the execution, delivery and performance of this Agreement; 240 (iiiiv) Power of Attorney of the Sellers appointing one or more representatives to act on behalf 241 of the Sellers in the performance of this Agreement, duly notarially attested and legalised 242 or apostilled (as appropriate); 243 (ivv) Certificate or Transcript of Registry issued by the competent authorities of the flag state 244 on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the 245 Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by 246 such authority to the closing meeting with the original to be sent to the Buyers as soon as 247 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 possible after delivery of the Vessel; 248 (vvi) Declaration of Class or (depending on the Classification Society) a Class Maintenance 249 Certificate issued within three (3) Business Banking Days prior to delivery confirming that the 250 Vessel is in Class free of condition/recommendation; 251 (vi) Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of 252 deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that 253 the registry does not as a matter of practice issue such documentation immediately, a 254 written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith 255 and provide a certificate or other official evidence of deletion to the Buyers promptly and 256 latest within four (4) weeks after the Purchase Price has been paid and the Vessel has 257 been delivered; 258 (vii) A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the 259 Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry 260 does not as a matter of practice issue such certificate immediately, a written undertaking 261 from the Sellers to provide the copy of this certificate promptly upon it being issued 262 together with evidence of submission by the Sellers of a duly executed Form 2 stating 263 the date on which the Vessel shall cease to be registered with the Vessel’s registry; 264 (viiivii) Commercial Invoice for the Vessel; 265 (ix) Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; 266 (x) A copy of the Sellers’ letter to their satellite communication provider cancelling the 267 Vessel’s communications contract which is to be sent immediately after delivery of the 268 Vessel; 269 (xiviii) Any additional documents as may reasonably be required by the competent authorities 270 of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form 271 acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of 272 this Agreement; and 273 (xiiix) The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not 274 black listed by any nation or international organisation. 275 (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers. (b) At the time of delivery the Buyers shall provide the Sellers with: 276 (i) Evidence that all necessary corporate, shareholder and other action has been taken by 277 the Buyers to authorise the execution, delivery and performance of this Agreement; and 278 (ii) Power of Attorney of the Buyers (if any) appointing one or more representatives to act on 279 behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised 280 or apostilled (as appropriate). 281 (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English 282 language they shall be accompanied by an English translation by an authorised translator or 283 certified by a lawyer qualified to practice in the country of the translated language. 284 (d) The Parties shall to the extent possible exchange copies, drafts or samples of the 285 documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the 286 other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the 287 Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to 288 Clause 5(b) of this Agreement. 289 (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) 290 above, This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 6 the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, 291 drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other 292 certificates which are on board the Vessel shall also be handed over to the Buyers unless 293 the Sellers are required to retain same, in which case the Buyers have the right to take copies. 294 (f) Other technical documentation which may be in the Sellers’ possession shall promptly after 295 delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep 296 the Vessel’s log books but the Buyers have the right to take copies of same. 297 (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the 298 Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 299 9. Encumbrances 300 The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the 301 Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts 302 whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the 303 Buyers against all consequences of claims made against the Vessel which have been incurred 304 prior to the time of delivery. 305 10. Taxes, fees and expenses 306 Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the 307 Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection 308 with the closing of the Sellers’ register shall be for the Sellers’ account. 309 11. Condition on delivery 310 The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is 311 delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall 312 be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. 313 However, the Vessel shall be delivered free of cargo and free of stowaways with her Class 314 maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s 315 class, and with her classification certificates and national certificates, as well as all other 316 certificates the Vessel had at the time of inspectiondelivery, valid and unextended without 317 condition/recommendation* by the Classification Society or the relevant authorities at the time 318 of delivery. 319 “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 320 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this 321 Agreement shall be the relevant date. 322 *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification 323 Society without condition/recommendation are not to be taken into account. 324 12. Name/markings – intentionally omitted 325 Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel 326 markings. 327 13. Buyers’ default 328 Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the 329 right to cancel this Agreement, and they shall be entitled to claim compensation for their losses 330 and for all expenses incurred together with interest. 331 Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the 332 Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ 333 liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the 334 Sellers shall be entitled to claim further compensation for their losses and for all expenses 335 incurred together with interest. 336 14. Sellers’ default 337 Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be 338 ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the 339 option of cancelling this Agreement. If after Notice of Readiness has been given but before 340 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not 341 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 made physically ready again by the Cancelling Date and new Notice of Readiness given, the 342 Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this 343 Agreement, the Deposit together with interest earned, if any, shall be released to them 344 immediately. 345 Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law 346 or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers 347 for their direct and documented loss and for all documented expenses together with 348 interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 349 15. Buyers’ representatives – intentionally omitted 350 After this Agreement has been signed by the Parties and the Deposit has been lodged, the 351 Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and 352 expense. 353 These representatives are on board for the purpose of familiarisation and in the capacity of 354 observers only, and they shall not interfere in any respect with the operation of the Vessel. The 355 Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of 356 indemnity prior to their embarkation. 357 16. Law and Arbitration See Clause 25 358 (a) *This Agreement shall be governed by and construed in accordance with English law and 359 any dispute arising out of or in connection with this Agreement shall be referred to arbitration in 360 London in accordance with the Arbitration Act 1996 or any statutory modification or re- 361 enactment thereof save to the extent necessary to give effect to the provisions of this Clause. 362 The arbitration shall be conducted in accordance with the London Maritime Arbitrators 363 Association (LMAA) Terms current at the time when the arbitration proceedings are 364 commenced. 365 The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall 366 appoint its arbitrator and send notice of such appointment in writing to the other party requiring 367 the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and 368 stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own 369 arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the 370 other party does not appoint its own arbitrator and give notice that it has done so within the 371 fourteen (14) days specified, the party referring a dispute to arbitration may, without the 372 requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator 373 and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on 374 both Parties as if the sole arbitrator had been appointed by agreement. 375 In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the 376 arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at 377 the time when the arbitration proceedings are commenced. 378 (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the 379 United States Code and the substantive law (not including the choice of law rules) of the State 380 of New York and any dispute arising out of or in connection with this Agreement shall be 381 referred to three (3) persons at New York, one to be appointed by each of the parties hereto, 382 and the third by the two so chosen; their decision or that of any two of them shall be final, and 383 for the purposes of enforcing any award, judgment may be entered on an award by any court of 384 competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the 385 Society of Maritime Arbitrators, Inc. 386 In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the 387 arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the 388 Society of Maritime Arbitrators, Inc. 389 (c) This Agreement shall be governed by and construed in accordance with the laws of 390 (state place) and any dispute arising out of or in connection with this Agreement shall be 391 referred to arbitration at (state place), subject to the procedures applicable there. 392 *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of 393 deletions, alternative 16(a) shall apply. 394 17. Notices See Clause 27 395 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

~~All notices to be provided under this Agreement shall be in writing.~~

~~Contact details for recipients of notices are as follows:~~

~~For the Buyers:~~

~~For the Sellers:~~

18. Entire Agreement

The written terms of this Agreement **(together with the other Leasing Documents)** comprise the entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto.

Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement.

Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud.

For and on behalf of the Sellers	For and on behalf of the Buyers
Name: EFSTRATIOS CANAKISOS	Name: ______
Title: ATTORNEY IN FACT	Title: ______

This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers' Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers' Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

9

All notices to ee proviaed binder this Agreernent shall ee in writing. 396 Contact aetails for recipients of notices are as follows: 397 For the 8blyers: 398 For the Sellers: 399 18. Entire Agreement 400 The written terms of this Agreement (together with the other Leasing Documents) comprise the 401 entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous 402 agreements whether oral or written between the Parties in relation thereto. 403 Each of the Parties acknowledges that in entering into this Agreement it has not relied on and 404 shall have no right or remedy in respect of any statement, representation, assurance or 405 warranty (whether or not made negligently) other than as is expressly set out in this Agreement. 406 Any terms implied into this Agreement by any applicable statute or law are hereby excluded to 407 the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude 408 any liability for fraud. 409 For and on behalf of the Sellers For and on behalf of the Buyer~‘1J ~. Name: Name: ,,,$ter W.pi~ v j U Title: Title: -~ ATTORNEY IN FAr.T nolo documonllo a compute&lt; genomlod SALEFOI~M20’1~ form pnnted by-auUoO!Ity oliho Norwo!!Jion Shlpbrokooa? A. odatlon. Ally ltloortlon or dlolloo to~’” 101m muat bo qonrly visible. In the ovonl of any rncdlflcatfar1 mada lD tha ptuprlnl~d !l):d of thts ?dOCiumont which Is ODI Clkl.or1y v.JeJblo; lhu lo.xl ~ l+w or~lnal opprovud dowmenl B~aU appl)(, BIMCO ru1d ths Notwug/;an Sldpbrokars’ Association assumo no tolilpOnslbllft)’ for 8ny hlse, Ci!m91G or oxp~nsa as a nusul\ or dl!lc.mpancle.a bntw&lt;t~n lhn orJglnnl apPtoved doeumont And this c.omputorgoneruled doc:um”‘nL 9

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$7,200,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL05ABNA0631667962.

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SINGAPORE/89326204v1

EXECUTION PAGE BUYERS SIGNED by as an attorney-in-fact for and on behalf of OCEAN DAZZLE SHIPPING LIMITED in the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED by for and on behalf of Thetida Marine Co. as in the presence of: Witness’ signature: Witness’ name: Witness’ address:

EXECUTION PAGE BUYERS SIGNED by as an attorney-in-fact for and on behalf of OCEAN DAZZLE SHIPPING LIMITED in the presence of: Witness’ signature: Witness’ name: CAO Ying Witness’ address: Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED by eFS-n<.A-Ild · c.rr-rt(‘I-TJ oS for and on behalf of Thetida Marine Co. ~as a.tl ~~c.r’1—t\ in the presence of: S J+f-2—A-1 YA “1/tf\”’? Witness’ signature: Witness’ name: Witness’ address:

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

BIMCO STANDARD BAREBOAT CHARTER CODE NAME: "BARECON 2001"

PART I

1. Shipbroker **N/A**	2. Place and date 25 May **2018**
3. Owners/Place of business (Cl. 1) **Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong**	4. Bareboat Charterers/Place of business (Cl. 1) **Evian Shiptrade Ltd / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands**
5. Vessel's name, call sign and flag (Cl. 1 and 3) **APL Amaranth / V7VR3 / Marshall Islands or any other Flag State**	
6. Type of Vessel **Container**	7. GT/NT **39,906 / 24,504**
8. When/Where built **2007 / Dalian Shipyard Co., Ltd.**	9. Total DWT (abt.) in metric tons on summer freeboard **50,629**
10. Classification Society (Cl. 3) **DNV GL or any other Classification Society**	11. Date of last special survey by the Vessel's classification society **11/11/2017**
12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3) **IMO No.: 9334143** **Length: 246.79 metres** **Breadth: 32.24 metres** **Depth: 16.06 metres**	
13. Port or Place of delivery (Cl. 3) **The place of delivery specified under Clause 5(a) of the MOA**	14. Time for delivery (Cl. 4) **See Clause 34** 15. Cancelling date (Cl. 5) **See Clause 33**
16. Port or Place of redelivery (Cl. 15) **At a safe, ice free port or place in such ready safe berth as the Owners may direct**	17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15) **See Clause 40**
18. Running days' notice if other than stated in Cl. 4 **N/A**	19. Frequency of dry-docking (Cl. 10(g)) **In accordance with Classification Society or Flag State requirements**
20. Trading limits (Cl. 6) **Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)**	
21. Charter period (Cl. 2) **See Clause 32**	22. Charter hire (Cl. 11) **See Clause 36**
23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii)) **N/A**	
24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV **See Clause 36.10 - neither Clause 11(f) nor Part IV applies**	25. Currency and method of payment (Cl. 11) **Dollars/bank transfer**

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. ~~Bank~~ Corporate guarantee/bond (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~ Business Days) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) WANG Yupeng **For and on behalf of the Owners** **Name:** WANG Yupeng **Title:** Attorney in fact.	Signature (Charterers) **For and on behalf of the Charterers** **Name:** **Title:**

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. ~~Bank~~ Corporate guarantee/bond (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~ **Business Days**) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) **For and on behalf of the Owners** **Name:** **Title:**	Signature (Charterers) **For and on behalf of the Charterers** **Name:** Efstratios G. Camatsos **Title:** Attorney-in-fact

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PART I This document is a computer generated BAPRECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 day on which the Vessel should be ready, give notice 72 In this Charter, the following terms shall have the 2 thereof to the Charterers asking whether they will 73 meanings hereby assigned to them: 3 exercise their option of cancelling, and the option must 74 “The Owners” shall mean the party identified in Box 3; 4 then be declared within one hundred and sixty-eight 75 “The Charterers” shall mean the party identified in Box 4; 5 (168) running hours of the receipt by the Charterers of 76 “The Vessel” shall mean the vessel named in Box 5 and 6 such notice or within thirty-six (36) running hours after 77 with particulars as stated in Boxes 6 to 12. 7 the cancelling date, whichever is the earlier. If the 78 “Financial Instrument” means the mortgage, deed of 8 Charterers do not then exercise their option of cancelling, 79 covenant or other such financial security instrument as 9 the seventh day after the readiness date stated in the 80 annexed to this Charter and stated in Box 28. 10 Owners’ notice shall be substituted for the cancelling 81 2. Charter Period 11 date indicated in Box 15 for the purpose of this Clause 5. 82 In consideration of the hire detailed in Box 22, 12 (c) Cancellation under this Clause 5 shall be without 83 the Owners have agreed to let and the Charterers have 13 prejudice to any claim the Charterers may otherwise 84 agreed to hire the Vessel for the period stated in Box 21 14 have on the Owners under this Charter. 85 (“The Charter Period”). See also Clause 32 and Clause 15 6. Trading Restrictions See also Clauses 46.1(n) and 86 36. 46.1(o) and 46.1(q) 3. Delivery 16 The Vessel shall be employed in lawful trades for the 87 (not applicable when Part III applies, as indicated in Box 37) 17 carriage of suitable lawful merchandise within the trading 88 (a) The Owners shall before and at the time of delivery 18 limits indicated in Box 20. 89 exercise due diligence to make the Vessel seaworthy 19 The Charterers undertake not to employ the Vessel or 90 And in every respect ready in hull, machinery and 20 suffer the Vessel to be employed otherwise than in 91 equipment for service under this Charter. 21 conformity with the terms of the contracts of insurance 92 The Vessel shall be delivered by the Owners and taken 22 (including any warranties expressed or implied therein) 93 over by the Charterers at the port or place indicated in 23 without first obtaining the consent of the insurers to such 94 Box 13 in such ready safe berth as the Charterers may 24 employment and complying with such requirements as 95 direct. 25 to extra premium or otherwise as the insurers may 96 (b) The Vessel shall beis properly documented on 26 prescribe. 97 delivery in accordance with the laws of the fFlag State 27 The Charterers also undertake not to employ the Vessel 98 indicated in Box 5 and the requirements of the 28 or suffer her employment in any trade or business which 99 cClassification sSociety stated in Box 10. The Vessel 29 is forbidden by the law of any country to which the Vessel 100 upon may sail or is otherwise illicit or in carrying illicit or 101 delivery shall have her survey cycles up to date and 30 prohibited goods or in any manner whatsoever which 102 trading and class certificates valid for at least the number 31 may render her liable to condemnation, destruction, 103 of months agreed in Box 12. 32 seizure or confiscation. 104 (c) The delivery of the Vessel by the Owners and the 33 Notwithstanding any other provisions contained in this 105 taking over of the Vessel by the Charterers shall 34 Charter it is agreed that nuclear fuels or radioactive 106 constitute a full performance by the Owners of all the 35 products or waste are specifically excluded from the 107 Owners’ obligations under this Clause 3, and thereafter 36 cargo permitted to be loaded or carried under this 108 the Charterers shall not be entitled to make or assert 37 Charter. This exclusion does not apply to radio-isotopes 109 any claim against the Owners on account of any 38 used or intended to be used for any industrial, 110 conditions, representations or warranties expressed or 39 commercial, agricultural, medical or scientific purposes 111 implied with respect to the Vessel but the Owners shall 40 provided the Owners’ prior approval has been obtained 112 be liable for the cost of but not the time for repairs or 41 to loading thereof. 113 renewals occasioned by latent defects in the Vessel, 42 7. Surveys on Delivery and Redelivery 114 her machinery or appurtenances, existing at the time of 43 (not applicable when Part III applies, as indicated in Box 37) 115 delivery under this Charter, provided such defects have 44 The Owners and Charterers shall each appoint 116 manifested themselves within twelve (12) months after 45 surveyors for the purpose of determining and agreeing 117 delivery unless otherwise provided in Box 32. 46 in writing the condition of the Vessel at the time of 118 4. Time for Delivery See Clauses 32 and 34 47 delivery and redelivery pursuant to Clause 40.3 (with 119 (not applicable when Part III applies, as indicated in Box 37) 48 the relevant costs paid by the Charterers).hereunder. The Vessel shall not be delivered before the date 49 The Owners shall indicated in Box 14 without the Charterers’ consent and 50 bear all expenses of the On-hire Survey including loss 120 the Owners shall exercise due diligence to deliver the 51 of time, if any, and the Charterers shall bear all expenses 121 Vessel not later than the date indicated in Box 15. 52 of the Off-hire Survey including loss of time, if any, at 122 Unless otherwise agreed in Box 18, the Owners shall 53 the daily equivalent to the rate of hire or pro rata thereof. 123 give the Charterers not less than thirty (30) running days’ 54 8. Inspection 124 preliminary and not less than fourteen (14) running days’ 55 The Owners shall have the right at any time either (i) 125 definite notice of the date on which the Vessel is 56 once every calendar year provided no Potential expected to be ready for delivery. 57 Termination Event or Termination Event has occurred The Owners shall keep the Charterers closely advised 58 (after giving reasonable notice to the Charterers and of possible changes in the Vessel’s position. 59 provided that the Owners do not unduly interfere with 5. Cancelling See Clause 33 60 or cause delay to the commercial operation of the (not applicable when Part III applies, as indicated in Box 37) 61 Vessel) or (ii) at any time following the occurrence of (a) Should the Vessel not be delivered latest by the 62 a Potential Termination Event or Termination Event cancelling date indicated in Box 15, the Charterers shall 63 and for as long as it is continuing (after giving have the option of cancelling this Charter by giving the 64 reasonable notice to the Charterers), to inspect or survey 126 Owners notice of cancellation within thirty-six (36) 65 the Vessel or instruct a duly authorised surveyor to carry 127 running hours after the cancelling date stated in Box 66 out such survey on their behalf:- 128 15, failing which this Charter shall remain in full force 67 (a) to ascertain the condition of the Vessel and satisfy 129 and effect. 68 themselves that the Vessel is being properly repaired 130 (b) If it appears that the Vessel will be delayed beyond 69 and maintained. The costs and fees for such inspection 131 the cancelling date, the Owners may, as soon as they 70 or survey shall be paid by the Charterers, subject to the 132 are in a position to state with reasonable certainty the 71 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel of agreement, be referred to the dispute resolution 199 is found to require repairs or maintenance in order to 133 method agreed in Clause 30., the Charterers shall 200 achieve the condition so provided; 134 ensure that the same are complied with and the (b) in dry-dock if the Charterers have not dry-docked 135 time and costs of compliance shall be for the Her in accordance with Clause 10(g). The costs and fees 136 Charterers’ account. for such inspection or survey shall be paid by the 137 (iii) Financial Security - The Charterers shall maintain 201 Charterers, subject to the above conditions as may be 138 financial security or responsibility in respect of third 202 applicable from lines 125 to 128; and party liabilities as required by any government, 203 (c) for any other commercial reason they consider 139 including federal, state or municipal or other division 204 necessary (provided it does not unduly interfere with 140 or authority thereof, to enable the Vessel, without 205 the commercial operation of the Vessel). The costs and 141 penalty or charge, lawfully to enter, remain at, or 206 fees for such inspection and survey shall be paid by the 142 leave any port, place, territorial or contiguous 207 OwnersCharterers, subject to the above conditions as 143 waters of any country, state or municipality in 208 may be applicable from lines 125 to 128. performance of this Charter without any delay. This 209 All time used in respect of inspection, survey or repairs 144 obligation shall apply whether or not such 210 shall be for the Charterers’ account and form part of the 145 requirements have been lawfully imposed by such 211 Charter Period. 146 government or division or authority thereof. 212 The Charterers shall also permit the Owners to inspect 147 The Charterers shall make and maintain all arrange- 213 the Vessel’s log books whenever requested and shall 148 ments by bond or otherwise as may be necessary to 214 whenever required by the Owners furnish them with full 149 satisfy such requirements at the Charterers’ sole 215 information regarding any casualties or other accidents 150 expense and the Charterers shall indemnify the Owners 216 or damage to the Vessel. 151 against all consequences whatsoever (including loss of 217 The Charterers shall provide such necessary time) for any failure or inability to do so. 218 assistance to the Owners, their representatives or (b) Operation of the Vessel - The Charterers shall at 219 agents in respect of any inspection hereunder. their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 9. Inventories, Oil and Stores See Clause 34.7 152 required, repair the Vessel during the Charter Period 222 A complete inventory of the Vessel’s entire equipment, 153 and they shall pay all charges and expenses of every 223 outfit including spare parts, appliances and of all 154 kind and nature whatsoever incidental to their use and 224 consumable stores on board the Vessel shall be made 155 operation of the Vessel under this Charter, including 225 by the Charterers in conjunction with the Owners on 156 annual flag Flag State fees and any foreign general 226 delivery and again on redelivery of the Vessel. The 157 municipality and/or state taxes. The Master, officers 227 Charterers and the Owners, respectively, shall at the 158 and crew of the Vessel shall be the servants of the Charterers 228 time of delivery and redelivery take over and pay for all 159 for all purposes whatsoever, even if for any reason 229 bunkers, lubricating oil, unbroached provisions, paints, 160 appointed by the Owners. 230 ropes and other consumable stores (excluding spare 161 Charterers shall comply with the regulations regarding 231 parts) in the said Vessel at the then current market prices 162 officers and crew in force in the country of the Vessel’s 232 at the ports of delivery and redelivery, respectively. The 163 flag or any other applicable law. 233 Charterers shall ensure that all spare parts listed in the 164 (c) The Charterers shall keep the Owners and the 234 inventory and used during the Charter Period are 165 mMortgagee(s) advised of the intended employment 235 replaced at their expense prior to redelivery of the 166 (other than in respect of time charterers which are Vessel. 167 less than 13 months in duration (after including any 10. Maintenance and Operation 168 optional extension periods)), (a)(i)Maintenance and Repairs - During the Charter 169 planned dry-docking (other than the periodical dry- 236 Period the Vessel shall be in the full possession 170 docking referred to under paragraph (g) below) and and at the absolute disposal for all purposes of the 171 major repairs of the Vessel, Charterers and under their complete control in 172 as reasonably required. 237 every respect. The Charterers shall maintain the 173 (d) Flag and Name of Vessel – During the Charter 238 Vessel, her machinery, boilers, appurtenances and 174 Period, the Charterers shall have the liberty to paint the 239 spare parts in a good state of repair, in efficient 175 Vessel in their own colours, install and display their 240 operating condition and in accordance with good 176 funnel insignia and fly their own house flag (with all fees, 241 commercial maintenance practice and, except as 177 costs and expenses arising in relation thereto for the provided for in Clause 14(l), if applicable, at their 178 Charterers account). The own expense they shall at all times keep the 179 Charterers shall also have the liberty, with the Owners’ 242 Vessel’s Class classification fully up to date with 180 consent, which shall not be unreasonably withheld, to 243 the Classification change the flag of the Vessel to that of another Flag 244 Society indicated in Box 10 and maintain all other 181 State (with all fees, costs and expenses arising in necessary certificates in force at all times. 182 relation thereto for the Charterers’ account) and/or (ii) New Class and Other Safety Requirements - In the 183 with the Owners’ consent, the name of the Vessel (with event of any improvement, structural changes or 184 all fees, costs and expenses arising in relation new equipment becoming necessary for the 185 thereto for the Charterers’ account) during continued operation of the Vessel by reason of new 186 the Charter Period. Any Ppainting and re-painting, 245 class requirements or by compulsory legislation 187 instalment costing (excluding the Charterers’ loss of time) 188 and re-instalment, registration (including maintenance 246 more than the percentage stated in Box 23, or if 189 and renewal thereof) and re-registration, if Box 23 is left blank, 5 per cent. of the Vessel’s 190 required by the Owners, shall be at the Charterers’ 247 insurance value as stated in Box 29, then the 191 expense and time. If the Flag State requires the 248 extent, if any, to which the rate of hire shall be varied 192 Owners to establish a physical presence or office in and the ratio in which the cost of compliance shall 193 the jurisdiction of such Flag State, all fees, costs and be shared between the parties concerned in order 194 expenses payable by the Owners to establish and to achieve a reasonable distribution thereof as 195 maintain such physical presence or office shall be for between the Owners and the Charterers having 196 the account of the Charterers. regard, inter alia, to the length of the period 197 (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 remaining under this Charter shall, in the absence 198 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 as lost or missing shall be ten (10) days after the Vessel 312 classification or value or changes in the machinery, was last reported or when the Vessel is posted as 313 boilers, appurten- missing by Lloyd’s, whichever occurs first. Any hire paid 314 ances or spare parts thereof without in each instance 252 in advance to be adjusted accordingly. 315 first securing the Owners’ approval thereof. If the Owners 253 (f) Any delay in payment of hire shall entitle the 316 so agree, the Charterers shall, if the Owners so require, 254 Owners to interest at the rate per annum as agreed 317 restore the Vessel to its former condition before the 255 in Box 24. If Box 24 has not been filled in, the three months 318 termination of this Charter. 256 Interbank offered rate in London (LIBOR or its successor) 319 (f) Use of the Vessel’s Outfit, Equipment and 257 for the currency stated in Box 25, as quoted by the British 320 Appliances - The Charterers shall have the use of all 258 Bankers’ Association (BBA) on the date when the hire 321 outfit, equipment, and appliances on board the Vessel 259 fell due, increased by 2 per cent., shall apply. 322 at the time of delivery, provided the same or their 260 (g) Payment of interest due under sub-clause 11(f) 323 substantial equivalent shall be returned to the Owners 261 shall be made within seven (7) running days of the date 324 on redelivery (without prejudice to Clauses 40.6 and 262 of the Owners’ invoice specifying the amount payable 325 40.7 and if redelivery is required pursuant to this or, in the absence of an invoice, at the time of the next 326 Charter) in the same good order and condition as hire payment date. 327 when received, ordinary wear and tear excepted. The 263 12. Mortgage See Clause 35 328 Charterers shall from time to time during the Charter 264 (only to apply if Box 28 has been appropriately filled in) 329 Period replace such items of equipment as shall be so 265 *) (a) The Owners warrant that they have not effected 330 damaged or worn as to be unfit for use. The Charterers 266 any mortgage(s) of the Vessel and that they shall not 331 are to procure that all repairs to or replacement of any 267 effect any mortgage(s) without the prior consent of the 332 damaged, worn or lost parts or equipment be effected 268 Charterers, which shall not be unreasonably withheld. 333 in such manner (both as regards workmanship and 269 *) (b) The Vessel chartered under this Charter is financed 334 quality of materials) as not to diminish the value of the 270 by a mortgage according to the Financial Instrument. 335 Vessel. Title of any equipment so replaced shall vest 271 The Charterers undertake to comply, and provide such 336 in and remain with the Owners. The Charterers have information and documents to enable the Owners to 337 the right to fit additional comply, with all such instructions or directions in regard 338 equipment at their expense and risk (provided that no 272 to the employment, insurances, operation, repairs and 339 permanent structural damage is caused to the Vessel maintenance of the Vessel as laid down in the Financial 340 by reason of such installation) andbut the Charterers Instrument or as may be directed from time to time during 341 shall, at their expense, remove such equipment and 273 the currency of the Charter by the mortgagee(s) in 342 make good any damage caused by the fitting or conformity with the Financial Instrument. The Charterers 343 removal of such additional equipment before the confirm that, for this purpose, they have acquainted 344 Vessel is redelivered to the Owners pursuant to themselves with all relevant terms, conditions and 345 Clause 40.3 and without prejudice to Clauses 40.6 provisions of the Financial Instrument and agree to 346 and 40.7,at the end of the period if acknowledge this in writing in any form that may be 347 requested by the Owners. Any equipment including radio 274 required by the mortgagee(s). The Owners warrant that 348 equipment on hire on the Vessel at time of delivery shall 275 they have not effected any mortgage(s) other than stated 349 be kept and maintained by the Charterers and the 276 in Box 28 and that they shall not agree to any 350 Charterers shall assume the obligations and liabilities 277 amendment of the mortgage(s) referred to in Box 28 or 351 of the Owners under any lease contracts in connection 278 effect any other mortgage(s) without the prior consent 352 therewith and shall reimburse the Owners for all 279 of the Charterers, which shall not be unreasonably 353 expenses incurred in connection therewith, also for any 280 withheld. 354 new equipment required in order to comply with radio 281 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 regulations. 282 indicate alternative agreed in Box 28). 356 (g) Periodical Dry-Docking - The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 13. Insurance and Repairs See also Clause 38 357 parts whenever the same may be necessary, but not 285 (a) Subject and without prejudice to Clause 38, 358 less than once during the period stated in Box 19 or, if 286 Dduring the Charter Period the Vessel shall be kept Box 19 has been left blank, every sixty (60) calendar 287 insured by the Charterers at their expense against hull 359 months after delivery or such other period as may be 288 and machinery, marine and war (including blocking 360 required by the Classification Society or flag State. 289 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) 11. Hire See Clause 36 290 (and any risks against which it is compulsory to insure 361 (a) The Charterers shall pay hire due to the Owners 291 for the operation of the Vessel, including but not limited 362 punctually in accordance with the terms of this Charter 292 to maintaining in respect of which time shall be of the essence. 293 financial security in accordance with sub-clause 363 (b) The Charterers shall pay to the Owners for the hire 294 10(a)(iii)) in such form as the Owners shall in writing 364 of the Vessel a lump sum in the amount indicated in 295 approve, which approval shall not be un-reasonably 365 Box 22 which shall be payable not later than every thirty 296 withheld. During the Charter Period, the Charterers 366 (30) running days in advance, the first lump sum being 297 shall procure (at Charterers’ expense) that there are payable on the date and hour of the Vessel’s delivery to 298 in place innocent Owners’ interest insurance, the Charterers. Hire shall be paid continuously 299 Owner’s additional perils (pollution) insurance and if throughout the Charter Period. 300 applicable Mortgagees’ interest insurance and (c) Payment of hire shall be made in cash without 301 Mortgagees’ additional perils (pollution) insurance. discount in the currency and in the manner indicated in 302 Such insurances as specified in this Clause 13 shall be Box 25 and at the place mentioned in Box 26. 303 arranged by the (d) Final payment of hire, if for a period of less than 304 Charterers to protect the interests of both the Owners 367 thirty (30) running days, shall be calculated proportionally 305 and the Charterers and the mortgageeMortgagee(s) (if 368 according to the number of days and hours remaining 306 any),. and before redelivery and advance payment to be effected 307 The Charterers shall be at liberty to protect under such 369 accordingly. 308 insurances the interests of any managers they may 370 (e) Should the Vessel be lost or missing, hire shall 309 appoint. Insurance policies shall cover the Owners and 371 cease from the date and time when she was lost or last 310 the Charterers and the Mortgagees (if any) according to 372 heard of. The date upon which the Vessel is to be treated 311 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. against the Charterers on account of loss of or any 434 Subject to the provisions of the Financial Instruments (if 373 damage to the Vessel or her machinery or appurt- 435 any), if and the agreed loss payable clauses, enances covered by such insurance, or on account of 436 any, and the approval of the Owners and the insurers, 374 payments made to discharge claims against or liabilities 437 the Charterers shall effect all insured repairs and shall 375 of the Vessel or the Owners covered by such insurance. 438 undertake settlement and reimbursement from the 376 Insurance policies shall cover the Owners and the 439 insurers of all costs in connection with such repairs as 377 Charterers according to their respective interests. 440 well as insured charges, expenses and liabilities to the 378 (b) During the Charter Period the Vessel shall be kept 441 extent of coverage under the insurances herein provided 379 insured by the Charterers at their expense against 442 for. 380 Protection and Indemnity risks (and any risks against 443 The Charterers also to remain responsible for and to 381 which it is compulsory to insure for the operation of the 444 effect repairs and settlement of costs and expenses 382 Vessel, including maintaining financial security in 445 incurred thereby in respect of all other repairs not 383 accordance with sub-clause 10(a)(iii)) in such form as 446 covered by the insurances and/or not exceeding any 384 the Owners shall in writing approve which approval shall 447 possible franchise(s) or deductibles provided for in the 385 not be unreasonably withheld. 448 insurances. 386 (c) In the event that any act or negligence of the 449 All time used for repairs under the provisions of sub- 387 Charterers shall vitiate any of the insurance herein 450 clause 13(a) and for repairs of latent defects according 388 provided, the Charterers shall pay to the Owners all 451 to Clause 3(c) above, including any deviation, shall be 389 losses and indemnify the Owners against all claims and 452 for the Charterers’ account. 390 demands which would otherwise have been covered by 453 (b) If the conditions of the above insurances permit 391 such insurance. 454 additional insurance to be placed by the parties, such 392 (d) The Charterers shall, subject to the approval of the 455 cover shall be limited to the amount for each party set 393 Owners or Owners’ Underwriters, effect all insured 456 out in Box 30 and Box 31, respectively. The Owners or 394 repairs, and the Charterers shall undertake settlement 457 the Charterers as the case may be shall immediately 395 of all miscellaneous expenses in connection with such 458 furnish the other partyOwners with particulars of any 396 repairs as well as all insured charges, expenses and 459 additional liabilities, to the extent of coverage under the insurances 460 insurance effected, including copies of any cover notes 397 provided for under the provisions of sub-clause 14(a). 461 or policies and the written consent of the insurers of 398 The Charterers to be secured reimbursement through 462 any such required insurance in any case where the 399 the Owners’ Underwriters for such expenditures upon 463 consent of such insurers is necessary. The Charterers 400 presentation of accounts. 464 hereby undertake that any additional insurances that (e) The Charterers to remain responsible for and to 465 they arrange now or in the future will always be effect repairs and settlement of costs and expenses 466 compliant with the terms of the underlying hull and incurred thereby in respect of all other repairs not 467 machinery policies. covered by the insurances and/or not exceeding any 468 (c) The Charterers shall upon the request of the 401 possible franchise(s) or deductibles provided for in the 469 Owners, provide information and promptly execute such 402 insurances. 470 documents as may be required to enable the Owners to 403 (f) All time used for repairs under the provisions of 471 comply with the insurance provisions of the each 404 sub-clauses 14(d) and 14(e) and for repairs of latent 472 Financial defects according to Clause 3 above, including any 473 Instrument (if any). 405 deviation, shall be for the Charterers’ account and shall 474 (d) Subject to the provisions of the Financial Instru- 406 form part of the Charter Period. 475 ments, if any, and Clause 38 and Clause 40, should the 407 The Owners shall not be responsible for any expenses 476 Vessel become an actual, as are incident to the use and operation of the Vessel 477 constructive, compromised or agreed a tTotal lLoss under 408 for such time as may be required to make such repairs. 478 the insurances required under sub-clause 13(a), all 409 (g) If the conditions of the above insurances permit 479 insurance payments for such loss shall be paid to the 410 additional insurance to be placed by the parties such 480 Owners (or if applicable, their financiers) in 411 cover shall be limited to the amount for each party set 481 accordance with the agreed loss payable clauses who out in Box 30 and Box 31, respectively. The Owners or 482 shall distribute the moneys between the the Charterers as the case may be shall immediately 483 Owners and the Charterers according to their respective 412 furnish the other party with particulars of any additional 484 interests. The Charterers undertake to notify the Owners 413 insurance effected, including copies of any cover notes 485 and the mortgageeMortgagee(s), if any, of any 414 or policies and the written consent of the insurers of 486 occurrences in any such required insurance in any case where the 487 consequence of which the Vessel is likely to become a 415 consent of such insurers is necessary. 488 Ttotal Lloss as defined in this Clause. 416 (h) Should the Vessel become an actual, constructive, 489 (e) The Owners shall upon the request of the 417 compromised or agreed total loss under the insurances 490 Charterers, promptly execute such documents as may 418 required under sub-clause 14(a), all insurance payments 491 be required to enable the Charterers to abandon the 419 for such loss shall be paid to the Owners, who shall 492 Vessel to insurers and claim a constructive total loss. 420 distribute the moneys between themselves and the 493 (f) For the purpose of insurance coverage against hull 421 Charterers according to their respective interests. 494 and machinery and war risks under the provisions of 422 (i) If the Vessel becomes an actual, constructive, 495 sub-clause 13(a), the value of the Vessel is the sum 423 compromised or agreed total loss under the insurances 496 indicated in Box 29Clause 38. 424 arranged by the Owners in accordance with sub-clause 497 14. Insurance, Repairs and Classification – intentionally 425 14(a), this Charter shall terminate as of the date of such 498 omitted loss. 499 (Optional, only to apply if expressly agreed and stated 426 (j) The Charterers shall upon the request of the 500 in Box 29, in which event Clause 13 shall be considered 427 Owners, promptly execute such documents as may be 501 deleted). 428 required to enable the Owners to abandon the Vessel 502 (a) During the Charter Period the Vessel shall be kept 429 to the insurers and claim a constructive total loss. 503 insured by the Owners at their expense against hull and 430 (k) For the purpose of insurance coverage against hull 504 machinery and war risks under the form of policy or 431 and machinery and war risks under the provisions of 505 policies attached hereto. The Owners and/or insurers 432 sub-clause 14(a), the value of the Vessel is the sum 506 shall not have any right of recovery or subrogation 433 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 reason of a claim or claims against the Owners, the 578 14, if applicable, the Owners shall keep the Vessel’s 510 Owners shall at their own expense take all reasonable 579 Class fully up to date with the Classification Society 511 steps to secure that within a reasonable time the Vessel 580 indicated in Box 10 and maintain all other necessary 512 is released, including the provision of bail. 581 certificates in force at all times. 513 In such circumstances the Owners shall indemnify the 582 15. Redelivery See Clause 40 514 Charterers against any loss, damage or expense 583 At the expiration of the Charter Period the Vessel shall 515 incurred by the Charterers (including hire paid under 584 be redelivered by the Charterers to the Owners at a 516 this Charter) as a direct consequence of such arrest or 585 safe and ice-free port or place as indicated in Box 16, in 517 detention. 586 such ready safe berth as the Owners may direct. The 518 18. Lien 587 Charterers shall give the Owners not less than thirty 519 The Owners to have a lien upon all cargoes, sub-hires 588 (30) running days’ preliminary notice of expected date, 520 and sub-freights belonging or due to the Charterers or 589 range of ports of redelivery or port or place of redelivery 521 any sub-charterers and any Bill of Lading freight for all 590 and not less than fourteen (14) running days’ definite 522 claims under this Charter, and the Charterers to have a 591 notice of expected date and port or place of redelivery. 523 lien on the Vessel for all moneys paid in advance and 592 Any changes thereafter in the Vessel’s position shall be 524 not earned. 593 notified immediately to the Owners. 525 19. Salvage 594 The Charterers warrant that they will not permit the 526 All salvage and towage performed by the Vessel shall 595 Vessel to commence a voyage (including any preceding 527 be for the Charterers’ benefit and the cost of repairing 596 ballast voyage) which cannot reasonably be expected 528 damage occasioned thereby shall be borne by the 597 to be completed in time to allow redelivery of the Vessel 529 Charterers. 598 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 20. Wreck Removal 599 The Charter Period, the Charterers shall pay the daily 532 In the event of the Vessel becoming a wreck or 600 equivalent to the rate of hire stated in Box 22 plus 10 533 obstruction to navigation the Charterers shall indemnify 601 per cent. or to the market rate, whichever is the higher, 534 the Owners against any sums whatsoever which the 602 for the number of days by which the Charter Period is 535 Owners shall become liable to pay and shall pay in 603 exceeded. All other terms, conditions and provisions of 536 consequence of the Vessel becoming a wreck or 604 this Charter shall continue to apply. 537 obstruction to navigation. 605 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 21. General Average 606 structure, state, condition and class as that in which she 540 The Owners shall not contribute to General Average. 607 was delivered, fair wear and tear not affecting class 541 22. Assignment, Sub-Charter and Sale (see Clauses 608 excepted. 542 46.1(v)) and 40.3) The Vessel upon redelivery shall have her survey cycles 543 (a) The Charterers shall not assign this Charter nor 609 up to date and trading and class certificates valid for at 544 sub-charter the Vessel on a bareboat basis except with 610 least the number of months agreed in Box 17. 545 the prior consent in writing of the Owners, which shall 611 16. Non-Lien 546 not be unreasonably withheld, and subject to such terms 612 Other than Permitted Security Interests, Tthe 547 and conditions as the Owners shall approve. 613 Charterers will not suffer, nor permit to be continued, (b) The Owners shall not sell the Vessel during the 614 any lien or encumbrance incurred by them or their 548 currency of this Charter except with the prior written 615 agents, which might have priority over the title and 549 consent of the Charterers, which shall not be unreason- 616 interest of the Owners in the Vessel. The Charterers 550 ably withheld, and subject to the buyer accepting an 617 further agree to fasten to the Vessel in a conspicuous 551 assignment of this Charter. 618 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 23. Contracts of Carriage 619 “This Vessel is the property of (name of Owners). It is 554 *) (a) The Charterers are to procure that all documents 620 under charter to (name of Charterers) and by the terms 555 issued during the Charter Period evidencing the terms 621 of the Charter Party neither the Charterers nor the 556 and conditions agreed in respect of carriage of goods 622 Master have any right, power or authority to create, incur 557 shall contain a paramount clause incorporating any 623 or permit to be imposed on the Vessel any lien 558 legislation relating to carrier’s liability for cargo 624 whatsoever.” 559 compulsorily applicable in the trade; if no such legislation 625 or a notice in such form as required by any exists, the documents shall incorporate the Hague-Visby 626 Mortgagee(s). Rules. The documents shall also contain the New Jason 627 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 Clause and the Both-to-Blame Collision Clause. 628 and 50 *) (b) The Charterers are to procure that all passenger 629 (a) The Charterers shall indemnify the Owners against 561 tickets issued during the Charter Period for the carriage 630 any loss, damage or expense incurred by the Owners 562 of passengers and their luggage under this Charter shall 631 arising out of or in relation to the operation of the Vessel 563 contain a paramount clause incorporating any legislation 632 by the Charterers, and against any lien of whatsoever 564 relating to carrier’s liability for passengers and their 633 nature arising out of an event occurring during the 565 luggage compulsorily applicable in the trade; if no such 634 Charter Period. If the Vessel be arrested or otherwise 566 legislation exists, the passenger tickets shall incorporate 635 detained by reason of claims or liens arising out of her 567 the Athens Convention Relating to the Carriage of 636 operation hereunder by the Charterers, the Charterers 568 Passengers and their Luggage by Sea, 1974, and any 637 shall at their own expense take all reasonable steps to 569 protocol thereto. 638 secure that within a reasonable time the Vessel is 570 *) Delete as applicable. 639 released, including the provision of bail. 571 24. Bank Corporate Guarantee 640 Without prejudice to the generality of the foregoing, the 572 (Optional, only to apply if Box 27 filled in) 641 Charterers agree to indemnify the Owners against all 573 The Charterers undertake to furnish, on or about the 642 consequences or liabilities arising from the Master, 574 date of this Charter before delivery of officers or agents signing Bills of Lading or other 575 the Vessel, a first class bank a corporate guarantee from 643 documents. 576 the Guarantor or bond in the (b) If the Vessel be arrested or otherwise detained by 577 sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter entry into it, the Owners shall have the right to require 703 the other Security Documents (as the case may be) as 645 the Vessel to leave such area. 704 security, in each case for full performance of their (c) The Vessel shall not load contraband cargo, or to 705 obligations under this pass through any blockade, whether such blockade be 706 Charter. 646 imposed on all vessels, or is imposed selectively in any 707 25. Requisition/Acquisition 647 way whatsoever against vessels of certain flags or 708 (a) Subject to the provisions of the Financial 648 ownership, or against certain cargoes or crews or 709 Instruments (if any) and the General Assignment, Iin otherwise howsoever, or to proceed to an area where 710 the event of the Requisition for Hire of the Vessel she shall be subject, or is likely to be subject to 711 by any governmental or other competent authority 649 a belligerent’s right of search and/or confiscation. 712 (hereinafter referred to as “Requisition for Hire”) 650 (d) If the insurers of the war risks insurance, when 713 irrespective of the date during the Charter Period when 651 Clause 14 is applicable, should require payment of 714 “Requisition for Hire” may occur and irrespective of the 652 premiums and/or calls because, pursuant to the 715 length thereof and whether or not it be for an indefinite 653 Charterers’ orders, the Vessel is within, or is due to enter 716 or a limited period of time, and irrespective of whether it 654 and remain within, any area or areas which are specified 717 may or will remain in force for the remainder of the 655 by such insurers as being subject to additional premiums 718 Charter Period, this Charter shall not be deemed thereby 656 because of War Risks, then such premiums and/or calls 719 or thereupon to be frustrated or otherwise terminated 657 shall be reimbursed by the Charterers to the Owners at 720 and the Charterers shall continue to pay the stipulated 658 the same time as the next payment of hire is due. 721 hire in the manner provided by this Charter until the time 659 (e) The Charterers shall have the liberty: 722 when the Charter would have terminated pursuant to 660 (i) to comply with all orders, directions, recommend- 723 any of the provisions hereof always provided however 661 ations or advice as to departure, arrival, routes, 724 that if all hire has been paid by the Charterers 662 sailing in convoy, ports of call, stoppages, 725 hereunder then in the event of “Requisition for Hire” any destinations, discharge of cargo, delivery, or in any 726 Requisition other way whatsoever, which are given by the 727 Hire or compensation is received or receivable by the 663 Government of the Nation under whose flag the 728 Owners, the same shall be payable to the Charterers 664 Vessel sails, or any other Government, body or 729 during the group whatsoever acting with the power to compel 730 remainder of the Charter Period or the period of the 665 compliance with their orders or directions; 731 “Requisition for Hire” whichever be the shorter. 666 (ii) to comply with the orders, directions or recom- 732 (b) In the event of the Owners being deprived of their 667 mendations of any war risks underwriters who have 733 ownership in the Vessel by any Compulsory Acquisition 668 the authority to give the same under the terms of 734 of the Vessel or requisition for title by any governmental 669 the war risks insurance; 735 or other competent authority (hereinafter referred to as 670 (iii) to comply with the terms of any resolution of the 736 “Compulsory Acquisition”), then, irrespective of the date 671 Security Council of the United Nations, any 737 during the Charter Period when “Compulsory Acqui- 672 directives of the European Community, the effective 738 sition” may occur, this Charter shall be deemed 673 orders of any other Supranational body which has 739 terminated as of the date of such “Compulsory 674 the right to issue and give the same, and with 740 Acquisition”. In such event Charter Hire to be considered 675 national laws aimed at enforcing the same to which 741 as earned and to be paid up to the date and time of 676 the Owners are subject, and to obey the orders 742 such “Compulsory Acquisition”. 677 and directions of those who are charged with their 743 enforcement. 744 26. War 678 (f) In the event of outbreak of war (whether there be a 745 (a) Subject to the provisions of the Financial 679 declaration of war or not) (i) between any two or more 746 Instruments (if any), Ffor the purpose of this Clause, the of the following countries: the United States of America; 747 words “War Russia; the United Kingdom; France; and the People’s 748 Risks” shall include any war (whether actual or 680 Republic of China, (ii) between any two or more of the 749 threatened), act of war, civil war, hostilities, revolution, 681 countries stated in Box 36, both the Owners and the 750 rebellion, civil commotion, warlike operations, the laying 682 Charterers shall have the right to cancel this Charter, 751 of mines (whether actual or reported), acts of piracy, 683 whereupon the Charterers shall redeliver the Vessel to 752 acts of terrorists, acts of hostility or malicious damage, 684 the Owners in accordance with Clause 15, if the Vessel 753 blockades (whether imposed against all vessels or 685 has cargo on board after discharge thereof at 754 imposed selectively against vessels of certain flags or 686 destination, or if debarred under this Clause from 755 ownership, or against certain cargoes or crews or 687 reaching or entering it at a near, open and safe port as 756 otherwise howsoever), by any person, body, terrorist or 688 directed by the Owners, or if the Vessel has no cargo 757 political group, or the Government of any state 689 on board, at the port at which the Vessel then is or if at 758 whatsoever, which may be dangerous or are likely to be 690 sea at a near, open and safe port as directed by the 759 or to become dangerous to the Vessel, her cargo, crew 691 Owners. In all cases hire shall continue to be paid in 760 or other persons on board the Vessel. 692 accordance with Clause 11 and except as aforesaid all 761 (b) Without first obtaining the consent of the 693 other provisions of this Charter shall apply until 762 insurers to such employment and complying with the redeliverythe end of the Security Period. 763 terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements 27. Commission – intentionally omitted 764 as may be prescribed by the insurers, tThe Vessel, The Owners to pay a commission at the rate indicated 765 unless the written consent of the in Box 33 to the Brokers named in Box 33 on any hire 766 Owners be first obtained, shall not continue to or go 694 paid under the Charter. If no rate is indicated in Box 33, 767 through any port, place, area or zone (whether of land 695 the commission to be paid by the Owners shall cover 768 or sea), or any waterway or canal, where it reasonably 696 the actual expenses of the Brokers and a reasonable 769 appears that the Vessel, her cargo, crew or other 697 fee for their work. 770 persons on board the Vessel, in the reasonable 698 If the full hire is not paid owing to breach of the Charter 771 judgement of the Owners, may be, or are likely to be, 699 by either of the parties the party liable therefor shall 772 exposed to War Risks. Should the Vessel be within any 700 indemnify the Brokers against their loss of commission. 773 such place as aforesaid, which only becomes danger- 701 Should the parties agree to cancel the Charter, the 774 ous, or is likely to be or to become dangerous, after her 702 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 29. Repossession 850 28. Termination See Clauses 40 and 44 778 In the event of the Owners have made a request for 851 (a) Charterers’ Default 779 redelivery of the Vessel termination of this Charter in The Owners shall be entitled to withdraw the Vessel from 780 accordance with the applicable provisions of Clause 852 the service of the Charterers and terminate the Charter 781 28Clause 40.3, with immediate effect by written notice to the Charterers if: 782 the Owners shall in addition have the right to repossess 853 (i) the Charterers fail to pay hire in accordance with 783 the Vessel Clause 11. However, where there is a failure to 784 from the Charterers at her current or next port of call, or 854 make punctual payment of hire due to oversight, 785 at a port or place convenient to them without hindrance 855 negligence, errors or omissions on the part of the 786 or interference by the Charterers, courts or local 856 Charterers or their bankers, the Owners shall give 787 authorities. Pending physical repossession of the Vessel 857 the Charterers written notice of the number of clear 788 in accordance with this Clause 29 and/or Clause 40, the 858 banking days stated in Box 34 (as recognised at 789 Charterers shall the agreed place of payment) in which to rectify 790 hold the Vessel as gratuitous bailee only to the Owners 859 the failure, and when so rectified within such 791 and the Charterers shall procure that the master and number of days following the Owners’ notice, the 792 crew follow the orders and directions of the Owners. payment shall stand as regular and punctual. 793 The Owners shall arrange for an authorised represent- 860 Failure by the Charterers to pay hire within the 794 ative to board the Vessel as soon as reasonably 861 number of days stated in Box 34 of their receiving 795 practicable following the termination of the Charter. The 862 the Owners’ notice as provided herein, shall entitle 796 Vessel shall be deemed to be repossessed by the 863 the Owners to withdraw the Vessel from the service 797 Owners from the Charterers upon the boarding of the 864 of the Charterers and terminate the Charter without 798 Vessel by the Owners’ representative. All arrangements 865 further notice; 799 and expenses relating to the settling of wages, 866 (ii) the Charterers fail to comply with the requirements of: 800 disembarkation and repatriation of the Charterers’ 867 (1) Clause 6 (Trading Restrictions) 801 Master, officers and crew shall be the sole responsibility 868 (2) Clause 13(a) (Insurance and Repairs) 802 of the Charterers. 869 provided that the Owners shall have the option, by 803 30. Dispute Resolution 870 written notice to the Charterers, to give the 804 *) (a) This Contract Charter and any non-contractual 871 Charterers a specified number of days grace within 805 obligations arising out of or in connection with it shall be which to rectify the failure without prejudice to the 806 governed by and construed Owners’ right to withdraw and terminate under this 807 in accordance with English law and any dispute arising 872 Clause if the Charterers fail to comply with such 808 out of or in connection with this Contract Charter shall be 873 notice; 809 referred (iii) the Charterers fail to rectify any failure to comply 810 to arbitration in London in accordance with the Arbitration 874 with the requirements of sub-clause 10(a)(i) 811 Act 1996 or any statutory modification or re-enactment 875 (Maintenance and Repairs) as soon as practically 812 thereof save to the extent necessary to give effect to 876 possible after the Owners have requested them in 813 the provisions of this Clause. 877 writing so to do and in any event so that the Vessel’s 814 The arbitration shall be conducted in accordance with 878 insurance cover is not prejudiced. 815 the London Maritime Arbitrators Association (LMAA) 879 (b) Owners’ Default 816 Terms current at the time when the arbitration proceed- 880 If the Owners shall by any act or omission be in breach 817 ings are commenced. 881 of their obligations under this Charter to the extent that 818 The reference shall be to three arbitrators. A party 882 the Charterers are deprived of the use of the Vessel 819 wishing to refer a dispute to arbitration shall appoint its 883 and such breach continues for a period of fourteen (14) 820 arbitrator and send notice of such appointment in writing 884 running days after written notice thereof has been given 821 to the other party requiring the other party to appoint its 885 by the Charterers to the Owners, the Charterers shall 822 own arbitrator within 14 calendar days of that notice and 886 be entitled to terminate this Charter with immediate effect 823 stating that it will appoint its arbitrator as sole arbitrator 887 by written notice to the Owners. 824 unless the other party appoints its own arbitrator and 888 (c) Loss of Vessel 825 gives notice that it has done so within the 14 days 889 This Charter shall be deemed to be terminated if the 826 specified. If the other party does not appoint its own 890 Vessel becomes a total loss or is declared as a 827 arbitrator and give notice that it has done so within the 891 constructive or compromised or arranged total loss. For 828 14 days specified, the party referring a dispute to 892 the purpose of this sub-clause, the Vessel shall not be 829 arbitration may, without the requirement of any further 893 deemed to be lost unless she has either become an 830 prior notice to the other party, appoint its arbitrator as 894 actual total loss or agreement has been reached with 831 sole arbitrator and shall advise the other party 895 her underwriters in respect of her constructive, 832 accordingly. The award of a sole arbitrator shall be 896 compromised or arranged total loss or if such agreement 833 binding on both parties as if he had been appointed by 897 with her underwriters is not reached it is adjudged by a 834 agreement. 898 competent tribunal that a constructive loss of the Vessel 835 Nothing herein shall prevent the parties agreeing in 899 has occurred. 836 writing to vary these provisions to provide for the 900 (d) Either party shall be entitled to terminate this 837 appointment of a sole arbitrator. 901 Charter with immediate effect by written notice to the 838 In cases where neither the claim nor any counterclaim 902 other party in the event of an order being made or 839 exceeds the sum of US$50,000 (or such other sum as 903 resolution passed for the winding up, dissolution, 840 the parties may agree) the arbitration shall be conducted 904 liquidation or bankruptcy of the other party (otherwise 841 in accordance with the LMAA Small Claims Procedure 905 than for the purpose of reconstruction or amalgamation) 842 current at the time when the arbitration proceedings are 906 or if a receiver is appointed, or if it suspends payment, 843 commenced. 907 ceases to carry on business or makes any special 844 *) (b) This Contract shall be governed by and construed 908 arrangement or composition with its creditors. 845 in accordance with Title 9 of the United States Code 909 (e) The termination of this Charter shall be without 846 and the Maritime Law of the United States and any 910 prejudice to all rights accrued due between the parties 847 dispute arising out of or in connection with this Contract 911 prior to the date of termination and to any claim that 848 shall be referred to three persons at New York, one to 912 either party might have. 849 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 party shall be in writing and may be sent by fax, telex, 989 any award, judgement may be entered on an award by 916 registered or recorded mail or by personal service. 990 any court of competent jurisdiction. The proceedings 917 (b) The address of the Parties for service of such 991 shall be conducted in accordance with the rules of the 918 communication shall be as stated in Boxes 3 and 4 992 Society of Maritime Arbitrators, Inc. 919 respectively. 993 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART III PART PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 and upon and after such acceptance, subject to Clause 69 (a) The Vessel shall be constructed in accordance with 2 1(d), the Charterers shall not be entitled to make any claim 70 the Building Contract (hereafter called “the Building 3 against the Owners in respect of any conditions, 71 Contract”) as annexed to this Charter, made between the 4 representations or warranties, whether express or implied, 72 Builders and the Owners and in accordance with the 5 as to the seaworthiness of the Vessel or in respect of delay 73 specifications and plans annexed thereto, such Building 6 in delivery. 74 Contract, specifications and plans having been counter- 7 (b) If for any reason other than a default by the Owners 75 signed as approved by the Charterers. 8 under the Building Contract, the Builders become entitled 76 (b) No change shall be made in the Building Contract or 9 under that Contract not to deliver the Vessel to the Owners, 77 in the specifications or plans of the Vessel as approved by 10 the Owners shall upon giving to the Charterers written 78 the Charterers as aforesaid, without the Charterers’ 11 notice of Builders becoming so entitled, be excused from 79 consent. 12 giving delivery of the Vessel to the Charterers and upon 80 (c) The Charterers shall have the right to send their 13 receipt of such notice by the Charterers this Charter shall 81 representative to the Builders’ Yard to inspect the Vessel 14 cease to have effect. 82 during the course of her construction to satisfy themselves 15 (c) If for any reason the Owners become entitled under 83 that construction is in accordance with such approved 16 the Building Contract to reject the Vessel the Owners shall, 84 specifications and plans as referred to under sub-clause 17 before exercising such right of rejection, consult the 85 (a) of this Clause. 18 Charterers and thereupon 86 (d) The Vessel shall be built in accordance with the 19 (i) if the Charterers do not wish to take delivery of the Vessel 87 Building Contract and shall be of the description set out 20 they shall inform the Owners within seven (7) running days 88 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 by notice in writing and upon receipt by the Owners of such 89 hereunder, the Charterers shall be bound to accept the 22 notice this Charter shall cease to have effect; or 90 Vessel from the Owners, completed and constructed in 23 (ii) if the Charterers wish to take delivery of the Vessel 91 accordance with the Building Contract, on the date of 24 they may by notice in writing within seven (7) running days 92 delivery by the Builders. The Charterers undertake that 25 require the Owners to negotiate with the Builders as to the 93 having accepted the Vessel they will not thereafter raise 26 terms on which delivery should be taken and/or refrain from 94 any claims against the Owners in respect of the Vessel’s 27 exercising their right to rejection and upon receipt of such 95 performance or specification or defects, if any. 28 notice the Owners shall commence such negotiations and/ 96 Nevertheless, in respect of any repairs, replacements or 29 or take delivery of the Vessel from the Builders and deliver 97 defects which appear within the first 12 months from 30 her to the Charterers; 98 delivery by the Builders, the Owners shall endeavour to 31 (iii) in no circumstances shall the Charterers be entitled to 99 compel the Builders to repair, replace or remedy any defects 32 reject the Vessel unless the Owners are able to reject the 100 or to recover from the Builders any expenditure incurred in 33 Vessel from the Builders; 101 carrying out such repairs, replacements or remedies. 34 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 However, the Owners’ liability to the Charterers shall be 35 this Clause, the Owners shall thereafter not be liable to the 103 limited to the extent the Owners have a valid claim against 36 Charterers for any claim under or arising out of this Charter 104 the Builders under the guarantee clause of the Building 37 or its termination. 105 Contract (a copy whereof has been supplied to the 38 (d) Any liquidated damages for delay in delivery under the 106 Charterers). The Charterers shall be bound to accept such 39 Building Contract and any costs incurred in pursuing a claim 107 sums as the Owners are reasonably able to recover under 40 therefor shall accrue to the account of the party stated in 108 this Clause and shall make no further claim on the Owners 41 Box 41(c) or if not filled in shall be shared equally between 109 for the difference between the amount(s) so recovered and 42 the parties. 110 the actual expenditure on repairs, replacement or 43 3. Guarantee Works 111 remedying defects or for any loss of time incurred. 44 If not otherwise agreed, the Owners authorise the 112 Any liquidated damages for physical defects or deficiencies 45 Charterers to arrange for the guarantee works to be 113 shall accrue to the account of the party stated in Box 41(a) 46 performed in accordance with the building contract terms, 114 or if not filled in shall be shared equally between the parties. 47 and hire to continue during the period of guarantee works. 115 The costs of pursuing a claim or claims against the Builders 48 The Charterers have to advise the Owners about the 116 under this Clause (including any liability to the Builders) 49 performance to the extent the Owners may request. 117 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 2. Time and Place of Delivery 52 the Owners and the Charterers and the Vessel shall be 120 (a) Subject to the Vessel having completed her 53 painted in the colours, display the funnel insignia and fly 121 acceptance trials including trials of cargo equipment in 54 the house flag as required by the Charterers. 122 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 5. Survey on Redelivery 123 and the Charterers shall take delivery of the Vessel afloat 57 The Owners and the Charterers shall appoint surveyors 124 when ready for delivery and properly documented at the 58 for the purpose of determining and agreeing in writing the 125 Builders’ Yard or some other safe and readily accessible 59 condition of the Vessel at the time of re-delivery. 126 dock, wharf or place as may be agreed between the parties 60 Without prejudice to Clause 15 (Part II), the Charterers 127 hereto and the Builders. Under the Building Contract the 61 shall bear all survey expenses and all other costs, if any, 128 Builders have estimated that the Vessel will be ready for 62 including the cost of docking and undocking, if required, 129 delivery to the Owners as therein provided but the delivery 63 as well as all repair costs incurred. The Charterers shall 130 date for the purpose of this Charter shall be the date when 64 also bear all loss of time spent in connection with any 131 the Vessel is in fact ready for delivery by the Builders after 65 docking and undocking as well as repairs, which shall be 132 completion of trials whether that be before or after as 66 paid at the rate of hire per day or pro rata. 133 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART IV PART HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 In exchange for payment of the last month’s hire 28 have fulfilled their obligations according to Part I and II 2 instalment the Sellers shall furnish the Buyers with a 29 as well as Part III, if applicable, it is agreed, that on 3 Bill of Sale duly attested and legalized, together with a 30 payment of the final payment of hire as per Clause 11 4 certificate setting out the registered encumbrances, if 31 the Charterers have purchased the Vessel with 5 any. On delivery of the Vessel the Sellers shall provide 32 everything belonging to her and the Vessel is fully paid 6 for deletion of the Vessel from the Ship’s Register and 33 for. 7 deliver a certificate of deletion to the Buyers. 34 In the following paragraphs the Owners are referred to 8 The Sellers shall, at the time of delivery, hand to the 35 as the Sellers and the Charterers as the Buyers. 9 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 The Vessel shall be delivered by the Sellers and taken 10 be in Sellers’ possession. 38 over by the Buyers on expiration of the Charter. 11 The Wireless Installation and Nautical Instruments, 39 The Sellers guarantee that the Vessel, at the time of 12 unless on hire, shall be included in the sale without any 40 delivery, is free from all encumbrances and maritime 13 extra payment. 41 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 The Vessel with everything belonging to her shall be at 42 existing mortgage agreed not to be paid off by the time 16 Sellers’ risk and expense until she is delivered to the 43 of delivery. Should any claims, which have been incurred 17 Buyers, subject to the conditions of this Contract and 44 prior to the time of delivery be made against the Vessel, 18 the Vessel with everything belonging to her shall be 45 the Sellers hereby undertake to indemnify the Buyers 19 delivered and taken over as she is at the time of delivery, 46 against all consequences of such claims to the extent it 20 after which the Sellers shall have no responsibility for 47 can be proved that the Sellers are responsible for such 21 possible faults or deficiencies of any description. 48 claims. Any taxes, notarial, consular and other charges 22 The Buyers undertake to pay for the repatriation of the 49 and expenses connected with the purchase and 23 Master, officers and other personnel if appointed by the 50 registration under Buyers’ flag, shall be for Buyers’ 24 Sellers to the port where the Vessel entered the Bareboat 51 account. Any taxes, consular and other charges and 25 Charter as per Clause 3 (Part II) or to pay the equivalent 52 expenses connected with closing of the Sellers’ register, 26 cost for their journey to any other place. 53 shall be for Sellers’ account. 27 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 3. Termination of Charter by Default 17 For the purpose of this PART V, the following terms shall 2 If the Vessel chartered under this Charter is registered 18 have the meanings hereby assigned to them: 3 in a Bareboat Charter Registry as stated in Box 44, and 19 “The Bareboat Charter Registry” shall mean the registry 4 if the Owners shall default in the payment of any amounts 20 of the State whose flag the Vessel will fly and in which 5 due under the mortgage(s) specified in Box 28, the 21 the Charterers are registered as the bareboat charterers 6 Charterers shall, if so required by the mortgagee, direct 22 during the period of the Bareboat Charter. 7 the Owners to re-register the Vessel in the Underlying 23 “The Underlying Registry” shall mean the registry of the 8 Registry as shown in Box 45. 24 state in which the Owners of the Vessel are registered 9 In the event of the Vessel being deleted from the 25 as Owners and to which jurisdiction and control of the 10 Bareboat Charter Registry as stated in Box 44, due to a 26 Vessel will revert upon termination of the Bareboat 11 default by the Owners in the payment of any amounts 27 Charter Registration. 12 due under the mortgage(s), the Charterers shall have 28 2. Mortgage 13 the right to terminate this Charter forthwith and without 29 The Vessel chartered under this Charter is financed by 14 prejudice to any other claim they may have against the 30 a mortgage and the provisions of Clause 12(b) (Part II) 15 Owners under this Charter. 31 shall apply. 16 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

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CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

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34.5

Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

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(c)

the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)	any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever

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including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

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shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers

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in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance

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with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

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(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

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(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

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In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11

The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out

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in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1	If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration

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of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

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(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

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(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

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40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou

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Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for

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Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 (or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of

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any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

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44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

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(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

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(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents, is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

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(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)

the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is

23

likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)

they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer,

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and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these

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entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

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(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

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CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

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(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)

the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens, encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in

29

connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3

The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act, omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the

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indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

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CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

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(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

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CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

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CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including

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intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA.

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be

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required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    - DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

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“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire “ means, in relation to the Payment Date for each month, an amount equal to $2,600 times the number of calendar days in that month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

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“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $79,201.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)	any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel

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or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition

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Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

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“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Jasmer Shipholding Ltd., Inastros Maritime Corp., Jaspero Shiptrade S.A., Thetida Marine Co., Sui An Navigation Limited, Pingel Navigation Limited, Ebba

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Navigation Limited, Clan Navigation Limited, Anthimar Marine Inc., Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Atlanta, APL Denver, APL Los Angeles, APL Oakland, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amarillo, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

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“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

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(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)	any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured

45

creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

46

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the vessel named Navios Amaranth with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Islands registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

47

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

48

“subsidiary” has the meaning given in Clause 59.4; and

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

49

OWNERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) Ocean Dazzle Shipping Limited ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED ) by ) for and on behalf of ) Evian Shiptrade Ltd ) as ) in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )

OWNERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) Ocean Dazzle Shipping Limited } in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS signed Efstratios G. Camatsos for and on behalf of ) Evian Shiptrade Ltd ) in the presence of: SHRAIYA THAPA ) Witness’ signature: ) Witness’ name: WATSON, FARLEY & WILLIAMS Witness’ address: 348 SYNGROU AVENUE ) KALLITHEA 176 74 ATHENS - GREECE

MEMORANDUM OF AGREEMENT Norwegian Shipbrokers’ Association’s Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956. Code-name SALEFORM 2012 Revised 1966, 1983 and 1986/87, 1993 and 2012 at www.bimco.org Dated: 2018 1 Evian Shiptrade Ltd, a corporation incorporated and existing under the laws of the Republic of Marshall 2 Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, from BIMCO MH96960, Marshall Islands (Name of sellers), hereinafter called the “Sellers”, have agreed to sell, and Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong 3 having its registered office at Room 2310, 23/F, C C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (Name of buyers), hereinafter called the “Buyers”, have agreed to buy: Name of vessel: Navios Amaranth 4 2012 are available IMO Number: 9334143 5 SALEFORM Classification Society: DNV GL 6 Class Notation: 100 A5 Container ship BWM SOLAS-II-2,Reg.19 IW 7 for MC AUT Notes Year of Build: 2007 Builder/Yard: Dalian Shipyard Co., Ltd. 8 Explanatory Flag: Marshall Islands Place of Registration: Marshall Islands GT/NT: 39,906 / 24,504 9 hereinafter called the “Vessel”, on the following terms and conditions: 10 Definitions – see also Clause 28 11 “Agreement” means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28. “Banking Days” are days on which banks are open both in the country of the currency stipulated for 12 idea the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8 13 (Documentation) and (add additional jurisdictions as appropriate). 14 “Buyers’ Nominated Flag State” means Marshall Islands (state flag state). 15 “Cancelling Date” has the meaning given to that term in Clause 5. 16 Printed by BIMCO’s “Conditions Precedent” has the meaning given to that term in Clause 8(a). “Class” means the class notation referred to above. 17 “Classification Society” means the Classification Society referred to above. Copenhagen ““Dollars” or “$” mean United States dollars, being the lawful currency of the United States of 18 America.Deposit” shall have the meaning given in Clause 2 (Deposit) “Deposit Holder” means (state name and location of Deposit Holder) or, if left blank, the 19 Sellers’ Bank, which shall hold and release the Deposit in accordance with this Agreement. 20 “In writing” or “written” means a letter handed over from the Sellers to the Buyers or vice versa, a 21 Oslo and BIMCO, registered letter, e-mail or telefax. 22 Oslo. Association, Association, “Parties” means the Sellers and the Buyers. 23 “Purchase Price” means the price for the Vessel as stated in Clause 1 (Purchase Price). 24 Shipbrokers’ Shipbrokers’ “Sellers’ Account” means (state details of bank account) at the Sellers’ Bank. 25 “Sellers’ Bank” means (state name of bank, branch and details) or, if left blank, the bank 26 notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price. 27 Norwegian Norwegian 1. Purchase Price 28 See Clause 19The Purchase Price is (state currency and amount both in words and figures). 29 2. Deposit – intentionally omitted 30 Copyright: Published by As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of 31 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

% ( per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the 32 “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) 33 Banking Days after the date that: 34 (i) this Agreement has been signed by the Parties and exchanged in original or by 35 e-mail or telefax; and 36 (ii) the Deposit Holder has confirmed in writing to the Parties that the account has been 37 opened. 38 The Deposit shall be released in accordance with joint written instructions of the Parties. 39 Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the 40 Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder 41 all necessary documentation to open and maintain the account without delay. 42 3. Payment 43 See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that 44 Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and 45 notices): 46 (i) the Deposit shall be released to the Sellers; and 47 (ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers 48 to the Sellers under this Agreement shall be paid in full free of bank charges to the 49 Sellers’ Account. 50 4. Inspection – intentionally omitted 51 (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers 52 have also inspected the Vessel at/in (state place) on (state date) and have 53 accepted the Vessel following this inspection and the sale is outright and definite, subject only 54 to the terms and conditions of this Agreement. 55 (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare 56 whether same are accepted or not within (state date/period). 57 The Sellers shall make the Vessel available for inspection at/in (state place/range) within 58 (state date/period). 59 The Buyers shall undertake the inspection without undue delay to the Vessel. Should the 60 Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. 61 The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. 62 During the inspection, the Vessel’s deck and engine log books shall be made available for 63 examination by the Buyers. 64 The sale shall become outright and definite, subject only to the terms and conditions of this 65 Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from 66 the Buyers within seventy-two (72) hours after completion of such inspection or after the 67 date/last day of the period stated in Line 59, whichever is earlier. 68 Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of 69 the Vessel’s classification records and/or of the Vessel not be received by the Sellers as 70 aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the 71 Buyers, whereafter this Agreement shall be null and void. 72 *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, 73 alternative 4(a) shall apply. 74 5. Time and place of delivery and notices 75 (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or 76 anchorage at/in (state place/range) in the Sellers’ option and subject to such conditions as 77 may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters. Notice of Readiness shall not be tendered before: (date) 78 Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may 79 be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”) (b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall 80 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the 81 Sellers intend to tender Notice of Readiness and of the intended place of delivery. 82 When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for 83 delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery. 84 (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the 85 Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing 86 stating the date when they anticipate that the Vessel will be ready for delivery and proposing a 87 new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of 88 either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) 89 Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling 90 Date. If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the 91 Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ 92 notification shall be deemed to be the new Cancelling Date and shall be substituted for the 93 Cancelling Date stipulated in line 79. 94 If this Agreement is maintained with the a new Cancelling Date all other terms and conditions 95 hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full 96 force and effect. 97 (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely 98 without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ 99 Default) for the Vessel not being ready by the original Cancelling Date. 100 (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery 101 the Deposit together with interest earned, if any, shall be released immediately to the Buyers 102 whereafter this Agreement shall be null and voidterminate (provided that any provision hereof 103 expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted 104 (a)* 105 (i) The Buyers shall have the option at their cost and expense to arrange for an underwater 106 inspection by a diver approved by the Classification Society prior to the delivery of the 107 Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended 108 date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this 109 Agreement. The Sellers shall at their cost and expense make the Vessel available for 110 such inspection. This inspection shall be carried out without undue delay and in the 111 presence of a Classification Society surveyor arranged for by the Sellers and paid for by 112 the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s 113 inspection as observer(s) only without interfering with the work or decisions of the 114 Classification Society surveyor. The extent of the inspection and the conditions under 115 which it is performed shall be to the satisfaction of the Classification Society. If the 116 conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at 117 their cost and expense make the Vessel available at a suitable alternative place near to 118 the delivery port, in which event the Cancelling Date shall be extended by the additional 119 time required for such positioning and the subsequent re-positioning. The Sellers may 120 not tender Notice of Readiness prior to completion of the underwater inspection. 121 (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are 122 found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless 123 repairs can be carried out afloat to the satisfaction of the Classification Society, the 124 Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by 125 the Classification Society of the Vessel’s underwater parts below the deepest load line, 126 the extent of the inspection being in accordance with the Classification Society’s rules (2) 127 such defects shall be made good by the Sellers at their cost and expense to the 128 satisfaction of the Classification Society without condition/recommendation** and (3) the 129 Sellers shall pay for the underwater inspection and the Classification Society’s 130 attendance. 131 Notwithstanding anything to the contrary in this Agreement, if the Classification Society 132 do not require the aforementioned defects to be rectified before the next class 133 drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects 134 against a deduction from the Purchase Price of the estimated direct cost (of labour and 135 materials) of carrying out the repairs to the satisfaction of the Classification Society, 136 whereafter the Buyers shall have no further rights whatsoever in respect of the defects 137 and/or repairs. The estimated direct cost of the repairs shall be the average of quotes 138 for the repair work obtained from two reputable independent shipyards at or in the 139 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3 vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) 140 Banking Days from the date of the imposition of the condition/recommendation, unless 141 the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within 142 the stipulated time then the quote duly obtained by the other Party shall be the sole basis 143 for the estimate of the direct repair costs. The Sellers may not tender Notice of 144 Readiness prior to such estimate having been established. 145 (iii) If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking 146 facilities are available at the port of delivery, the Sellers shall take the Vessel to a port 147 where suitable drydocking facilities are available, whether within or outside the delivery 148 range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the 149 Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose 150 of this Clause, become the new port of delivery. In such event the Cancelling Date shall 151 be extended by the additional time required for the drydocking and extra steaming, but 152 limited to a maximum of fourteen (14) days. 153 (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the 154 Classification Society of the Vessel’s underwater parts below the deepest load line, the extent 155 of the inspection being in accordance with the Classification Society’s rules. If the rudder, 156 propeller, bottom or other underwater parts below the deepest load line are found broken, 157 damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the 158 Sellers’ cost and expense to the satisfaction of the Classification Society without 159 condition/recommendation**. In such event the Sellers are also to pay for the costs and 160 expenses in connection with putting the Vessel in and taking her out of drydock, including the 161 drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs 162 and expenses if parts of the tailshaft system are condemned or found defective or broken so as 163 to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and 164 expenses, dues and fees. 165 (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above: 166 (i) The Classification Society may require survey of the tailshaft system, the extent of the 167 survey being to the satisfaction of the Classification surveyor. If such survey is 168 not required by the Classification Society, the Buyers shall have the option to require the 169 tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey 170 being in accordance with the Classification Society’s rules for tailshaft survey and 171 consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare 172 whether they require the tailshaft to be drawn and surveyed not later than by the 173 completion of the inspection by the Classification Society. The drawing and refitting of 174 the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be 175 condemned or found defective so as to affect the Vessel’s class, those parts shall be 176 renewed or made good at the Sellers’ cost and expense to the satisfaction of 177 Classification Society without condition/recommendation**. 178 (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by 179 the Buyers unless the Classification Society requires such survey to be carried out or if 180 parts of the system are condemned or found defective or broken so as to affect the 181 Vessel’s class, in which case the Sellers shall pay these costs and expenses. 182 (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as 183 observer(s) only without interfering with the work or decisions of the Classification 184 Society surveyor. 185 (iv) The Buyers shall have the right to have the underwater parts of the Vessel 186 cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the 187 Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely 188 delivery. If, however, the Buyers’ work in drydock is still in progress when the 189 Sellers have completed the work which the Sellers are required to do, the additional 190 docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and 191 expense. In the event that the Buyers’ work requires such additional time, the Sellers 192 may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst 193 the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be 194 obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in 195 drydock or not. 196 *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, 197 alternative 6 (a) shall apply. 198 **Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification 199 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 4

Society without condition/recommendation are not to be taken into account. 200 7. Spares, bunkers and other items 201 The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board 202 and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or 203 spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery 204 used or unused, whether on board or not shall become the Buyers’ property, but spares on 205 order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers 206 are not required to replace spare parts including spare tail-end shaft(s) and spare 207 propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to 208 delivery, but the replaced items shall be the property of the Buyers. Unused stores and 209 provisions shall be included in the sale and be taken over by the Buyers without extra payment. 210 Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s 211 personal belongings including the slop chest are excluded from the sale without compensation, 212 as well as the following additional items: (include list) 213 Items on board which are on hire or owned by third parties, listed as follows, are excluded from 214 the sale without compensation: (include list) 215 Items on board at the time of inspection which are on hire or owned by third parties, not listed 216 above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. 217 The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and 218 greases in storage tanks and unopened drums at no extra cost.and pay either 219 (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or 220 (b) *the current net market price (excluding barging expenses) at the port and date of delivery 221 of the Vessel or, if unavailable, at the nearest bunkering port, 222 for the quantities taken over. 223 Payment under this Clause shall be made at the same time and place and in the same 224 currency as the Purchase Price. 225 “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) 226 (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this 227 Agreement shall be the relevant date. 228 *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions 229 alternative (a) shall apply. 230 8. Documentation 231 The place of closing: To be mutually agreed between the Sellers and the Buyers 232 (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to 233 Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems: 234 (i) Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, 235 transferring title of the Vessel and stating that the Vessel is free from all mortgages, 236 encumbrances and maritime liens (whether maritime or otherwise) or any other debts 237 whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; 238 (ii) Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State. (iiiii) Evidence that all necessary corporate, shareholder and other action has been taken by 239 the Sellers to authorise the execution, delivery and performance of this Agreement; 240 (iiiiv) Power of Attorney of the Sellers appointing one or more representatives to act on behalf 241 of the Sellers in the performance of this Agreement, duly notarially attested and legalised 242 or apostilled (as appropriate); 243 (ivv) Certificate or Transcript of Registry issued by the competent authorities of the flag state 244 on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the 245 Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by 246 such authority to the closing meeting with the original to be sent to the Buyers as soon as 247 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 possible after delivery of the Vessel; 248 (vvi) Declaration of Class or (depending on the Classification Society) a Class Maintenance 249 Certificate issued within three (3) Business Banking Days prior to delivery confirming that the 250 Vessel is in Class free of condition/recommendation; 251 (vi) Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of 252 deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that 253 the registry does not as a matter of practice issue such documentation immediately, a 254 written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith 255 and provide a certificate or other official evidence of deletion to the Buyers promptly and 256 latest within four (4) weeks after the Purchase Price has been paid and the Vessel has 257 been delivered; 258 (vii) A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the 259 Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry 260 does not as a matter of practice issue such certificate immediately, a written undertaking 261 from the Sellers to provide the copy of this certificate promptly upon it being issued 262 together with evidence of submission by the Sellers of a duly executed Form 2 stating 263 the date on which the Vessel shall cease to be registered with the Vessel’s registry; 264 (viiivii) Commercial Invoice for the Vessel; 265 (ix) Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; 266 (x) A copy of the Sellers’ letter to their satellite communication provider cancelling the 267 Vessel’s communications contract which is to be sent immediately after delivery of the 268 Vessel; 269 (xiviii) Any additional documents as may reasonably be required by the competent authorities 270 of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form 271 acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of 272 this Agreement; and 273 (xiiix) The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not 274 black listed by any nation or international organisation. 275 (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers. (b) At the time of delivery the Buyers shall provide the Sellers with: 276 (i) Evidence that all necessary corporate, shareholder and other action has been taken by 277 the Buyers to authorise the execution, delivery and performance of this Agreement; and 278 (ii) Power of Attorney of the Buyers (if any) appointing one or more representatives to act on 279 behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised 280 or apostilled (as appropriate). 281 (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English 282 language they shall be accompanied by an English translation by an authorised translator or 283 certified by a lawyer qualified to practice in the country of the translated language. 284 (d) The Parties shall to the extent possible exchange copies, drafts or samples of the 285 documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the 286 other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the 287 Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to 288 Clause 5(b) of this Agreement. 289 (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) 290 above, This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 6 the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, 291 drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other 292 certificates which are on board the Vessel shall also be handed over to the Buyers unless 293 the Sellers are required to retain same, in which case the Buyers have the right to take copies. 294 (f) Other technical documentation which may be in the Sellers’ possession shall promptly after 295 delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep 296 the Vessel’s log books but the Buyers have the right to take copies of same. 297 (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the 298 Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 299 9. Encumbrances 300 The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the 301 Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts 302 whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the 303 Buyers against all consequences of claims made against the Vessel which have been incurred 304 prior to the time of delivery. 305 10. Taxes, fees and expenses 306 Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the 307 Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection 308 with the closing of the Sellers’ register shall be for the Sellers’ account. 309 11. Condition on delivery 310 The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is 311 delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall 312 be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. 313 However, the Vessel shall be delivered free of cargo and free of stowaways with her Class 314 maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s 315 class, and with her classification certificates and national certificates, as well as all other 316 certificates the Vessel had at the time of inspectiondelivery, valid and unextended without 317 condition/recommendation* by the Classification Society or the relevant authorities at the time 318 of delivery. 319 “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 320 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this 321 Agreement shall be the relevant date. 322 *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification 323 Society without condition/recommendation are not to be taken into account. 324 12. Name/markings – intentionally omitted 325 Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel 326 markings. 327 13. Buyers’ default 328 Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the 329 right to cancel this Agreement, and they shall be entitled to claim compensation for their losses 330 and for all expenses incurred together with interest. 331 Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the 332 Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ 333 liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the 334 Sellers shall be entitled to claim further compensation for their losses and for all expenses 335 incurred together with interest. 336 14. Sellers’ default 337 Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be 338 ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the 339 option of cancelling this Agreement. If after Notice of Readiness has been given but before 340 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not 341 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 made physically ready again by the Cancelling Date and new Notice of Readiness given, the 342 Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this 343 Agreement, the Deposit together with interest earned, if any, shall be released to them 344 immediately. 345 Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law 346 or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers 347 for their direct and documented loss and for all documented expenses together with 348 interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 349 15. Buyers’ representatives – intentionally omitted 350 After this Agreement has been signed by the Parties and the Deposit has been lodged, the 351 Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and 352 expense. 353 These representatives are on board for the purpose of familiarisation and in the capacity of 354 observers only, and they shall not interfere in any respect with the operation of the Vessel. The 355 Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of 356 indemnity prior to their embarkation. 357 16. Law and Arbitration See Clause 25 358 (a) *This Agreement shall be governed by and construed in accordance with English law and 359 any dispute arising out of or in connection with this Agreement shall be referred to arbitration in 360 London in accordance with the Arbitration Act 1996 or any statutory modification or re- 361 enactment thereof save to the extent necessary to give effect to the provisions of this Clause. 362 The arbitration shall be conducted in accordance with the London Maritime Arbitrators 363 Association (LMAA) Terms current at the time when the arbitration proceedings are 364 commenced. 365 The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall 366 appoint its arbitrator and send notice of such appointment in writing to the other party requiring 367 the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and 368 stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own 369 arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the 370 other party does not appoint its own arbitrator and give notice that it has done so within the 371 fourteen (14) days specified, the party referring a dispute to arbitration may, without the 372 requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator 373 and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on 374 both Parties as if the sole arbitrator had been appointed by agreement. 375 In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the 376 arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at 377 the time when the arbitration proceedings are commenced. 378 (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the 379 United States Code and the substantive law (not including the choice of law rules) of the State 380 of New York and any dispute arising out of or in connection with this Agreement shall be 381 referred to three (3) persons at New York, one to be appointed by each of the parties hereto, 382 and the third by the two so chosen; their decision or that of any two of them shall be final, and 383 for the purposes of enforcing any award, judgment may be entered on an award by any court of 384 competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the 385 Society of Maritime Arbitrators, Inc. 386 In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the 387 arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the 388 Society of Maritime Arbitrators, Inc. 389 (c) This Agreement shall be governed by and construed in accordance with the laws of 390 (state place) and any dispute arising out of or in connection with this Agreement shall be 391 referred to arbitration at (state place), subject to the procedures applicable there. 392 *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of 393 deletions, alternative 16(a) shall apply. 394 17. Notices See Clause 27 395 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

Contact details for recipients-of notices are as follows: 397 For the Buyers: 398 For the Sellers: 399 18. Entire Agreement 400 The written terms of this Agreement (together with the other Leasing Documents) comprise the 401 entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous 402 agreements whether oral or written between the Parties in relation thereto. 403 Each of the Parties acknowledges that in entering into this Agreement it has not relied on and 404 shall have no right or remedy in respect of any statement, representation, assurance or 405 warranty (whether or not made negligently) other than as is expressly set out in this Agreement. 406 Any terms implied into this Agreement by any applicable statute or law are hereby excluded to 407 the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude 408 any liability for fraud. 409 For and on behalf of the Sellers For and on behalf of the Buyers Name: Name: Title: Title: This document is a computer generated SALEFORM 2012 form printed by authonty of the Norwegian Shipbrakers’ Association. Any insertion or deletion 1o the form must be clearty visible In the event of any modification made to tho pre-printed text of this document which is not clearty visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document

All notices to be provided under this Agreement shall be in writing. 396 Contact details for recipients of notices are as follows: 397 For the Buyers: 398 For the Sellers: 399 18. Entire Agreement 400 The written terms of this Agreement (together with the other Leasing Documents) comprise the 401 entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous 402 agreements whether oral or written between the Parties in relation thereto. 403 Each of the Parties acknowledges that in entering into this Agreement it has not relied on and 404 shall have no right or remedy in respect of any statement, representation, assurance or 405 warranty (whether or not made negligently) other than as is expressly set out in this Agreement. 406 Any terms implied into this Agreement by any applicable statute or law are hereby excluded to 407 the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude 408 any liability for fraud. 409 For and on behalf of the Sellers For and on behalf of the Buyers Name: Name: Title: Title: ATTORNEY IN FACT This documant is a computer generated SALE FORM 2012 form printed by authority of the Norwegian Shipbrokers Association, Any Insertion or deletion So the form must be clearty visible. In the event of Any modification mode to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approvad document and this computer generated document, g

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$6,500,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL50ABNA0248310542.

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SINGAPORE/89326221v1

EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by ) for and on behalf of ) Evian Shiptrade Ltd ) as ) in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )

EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED by EFSTRAMCS CAMATSES ) for and on behalf of ) Evian Shiptrade Ltd ) as in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )

BIMCO STANDARD BAREBOAT CHARTER
CODE NAME: "BARECON 2001"

PART I

1. Shipbroker
N/A

2. Place and date
25 May 2018

3. Owners/Place of business (Cl. 1)
Ocean Dazzle Shipping Limited / Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road, Wanchai, Hong Kong

4. Bareboat Charterers/Place of business (Cl. 1)
Anthimar Marine Inc. / Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands

5. Vessel's name, call sign and flag (Cl. 1 and 3)
Navios Amarillo / V7LE9 / Marshall Islands or any other Flag State

6. Type of Vessel
Container

7. GT/NT
39,906 / 24,504

8. When/Where built
2007 / Dalian Shipyard Co., Ltd.

9. Total DWT (abt.) in metric tons on summer freeboard
50,629

10. Classification Society (Cl. 3)
DNV GL or any other Classification Society

11. Date of last special survey by the Vessel's classification society
06/09/2017

12. Further particulars of Vessel (also indicate minimum number of months' validity of class certificates agreed acc. to Cl. 3)
IMO No.: 9324849
Length: 246.80 metres
Breadth: 32.26 metres
Depth: 16.06 metres

13. Port or Place of delivery (Cl. 3)
The place of delivery specified under Clause 5(a) of the MOA

14. Time for delivery (Cl. 4)
See Clause 34

15. Cancelling date (Cl. 5)
See Clause 33

16. Port or Place of redelivery (Cl. 15)
At a safe, ice free port or place in such ready safe berth as the Owners may direct

17. No. of months' validity of trading and class certificates upon redelivery (Cl. 15)
See Clause 40

18. Running days' notice if other than stated in Cl. 4
N/A

19. Frequency of dry-docking (Cl. 10(g))
In accordance with Classification Society or Flag State requirements

20. Trading limits (Cl. 6)
Worldwide within Institute Warranty Limits, please also see Clauses 46.1(n), 46.1(o) and 46.1(q)

21. Charter period (Cl. 2)
See Clause 32

22. Charter hire (Cl. 11)
See Clause 36

23. New class and other safety requirements (state percentage of Vessel's insurance value acc. to Box 29)(Cl. 10(a)(ii))
N/A

24. Rate of interest payable acc. to Cl. 11 (f) and, if applicable, acc. to PART IV
See Clause 36.10 - neither Clause 11(f) nor Part IV applies

25. Currency and method of payment (Cl. 11)
Dollars/bank transfer

First issued by The Baltic and International Maritime Council (BIMCO), Copenhagen in 1974 as "Barecon 'A'" and "Barecon 'B'". Revised and amalgamated 1989. Revised 2001

Printed by BIMCO's idea

Copyright, published by The Baltic and International Maritime Council (BIMCO), Copenhagen. Issued November 2001

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11) **Beneficiary: Minsheng Blueocean Leasing Corporation Limited** **Account No.: 800020278-214** **Beneficiary bank: China Minsheng Banking Hong Kong Branch** **SWIFT Code: MSBCHKHH**	27. ~~Bank~~ Corporate guarantee/~~bond~~ (sum and place) (Cl. 24) (optional) **See Clause 24**
28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12) **See Clause 35**	29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies) **See Clause 38 – CLAUSE 14 DOES NOT APPLY**
30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**	31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g)) **See Clause 38**
32. Latent defects (only to be filled in if period other than stated in Cl. 3) **N/A**	33. Brokerage commission and to whom payable (Cl. 27) **N/A**
34. Grace period (state number of clear ~~banking days~~ **Business Days**) (Cl. 28) **See Clause 44**	35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30) **See Clause 30(a)**
36. War cancellation (indicate countries agreed) (Cl. 26(f)) **N/A**	
37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional) **No, Part III does not apply**	38. Name and place of Builders (only to be filled in if PART III applies) **N/A**
39. Vessel's Yard Building No. (only to be filled in if PART III applies) **N/A**	40. Date of Building Contract (only to be filled in if PART III applies) **N/A**
41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1) a) **N/A** b) **N/A** c) **N/A**	
42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional) **No, Part IV does not apply**	43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional) **No, Part V does not apply**
44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies) **N/A**	45. Country of the Underlying Registry (only to be filled in if PART V applies) **N/A**
46. Number of additional clauses covering special provisions, if agreed **Clause 32 to Clause 59**	

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners) **For and on behalf of the Owners** WANG Yuping **Name:** WANG Yuping **Title:** Attorney in fact	Signature (Charterers) **For and on behalf of the Charterers** **Name:** **Title:**

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

"BARECON 2001" STANDARD BAREBOAT CHARTER PART I

26. Place of payment; also state beneficiary and bank account (Cl. 11)

Beneficiary: Minsheng Blueocean Leasing Corporation Limited
Account No.: 800020278-214
Beneficiary bank: China Minsheng Banking Hong Kong Branch
SWIFT Code: MSBCHKHH

27. Bank Corporate guarantee/bond (sum and place) (Cl. 24) (optional)

See Clause 24

28. Mortgage(s), if any (state whether 12(a) or (b) applies; if 12(b) applies state date of Financial Instrument and name of Mortgagee(s)/Place of business) (Cl. 12)

See Clause 35

29. Insurance (hull and machinery and war risks) (state value acc. to Cl. 13(f) or, if applicable, acc. to Cl. 14(k)) (also state if Cl. 14 applies)

See Clause 38 – CLAUSE 14 DOES NOT APPLY

30. Additional insurance cover, if any, for Owners' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g))

See Clause 38

31. Additional insurance cover, if any, for Charterers' account limited to (Cl. 13(b) or, if applicable, Cl. 14(g))

See Clause 38

32. Latent defects (only to be filled in if period other than stated in Cl. 3)

N/A

33. Brokerage commission and to whom payable (Cl. 27)

N/A

34. Grace period (state number of clear banking days **Business Days**) (Cl. 28)

See Clause 44

35. Dispute Resolution (state 30(a), 30(b) or 30(c); if 30(c) agreed Place of Arbitration must be stated (Cl. 30)

See Clause 30(a)

36. War cancellation (indicate countries agreed) (Cl. 26(f))

N/A

37. Newbuilding Vessel (indicate with "yes" or "no" whether PART III applies) (optional)

No, Part III does not apply

38. Name and place of Builders (only to be filled in if PART III applies)

N/A

39. Vessel's Yard Building No. (only to be filled in if PART III applies)

N/A

40. Date of Building Contract (only to be filled in if PART III applies)

N/A

41. Liquidated damages and costs shall accrue to (state party acc. to Cl. 1)

a) **N/A**
b) **N/A**
c) **N/A**

42. Hire/Purchase agreement (indicate with "yes" or "no" whether PART IV applies) (optional)

No, Part IV does not apply

43. Bareboat Charter Registry (indicate with "yes" or "no" whether PART V applies) (optional)

No, Part V does not apply

44. Flag and Country of the Bareboat Charter Registry (only to be filled in if PART V applies)

N/A

45. Country of the Underlying Registry (only to be filled in if PART V applies)

N/A

46. Number of additional clauses covering special provisions, if agreed

Clause 32 to Clause 59

PREAMBLE - It is mutually agreed that this Contract shall be performed subject to the conditions contained in this Charter which shall include PART I and PART II. In the event of a conflict of conditions, the provisions of PART I shall prevail over those of PART II to the extent of such conflict but no further. It is further mutually agreed that PART III and/or PART IV and/or PART V shall only apply and only form part of this Charter if expressly agreed and stated in Boxes 37, 42 and 43. If PART III and/or PART IV and/or PART V apply, it is further agreed that in the event of a conflict of conditions, the provisions of PART I and PART II shall prevail over those of PART III and/or PART IV and/or PART V to the extent of such conflict but no further.

Signature (Owners)	Signature (Charterers)
For and on behalf of the Owners	**For and on behalf of the Charterers**
Name:	**Name:** Efstratios G. Camatsos
Title:	**Title:** Attorney-in-fact

This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” STANDARD BAREBOAT CHARTER PARTi
This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 1. Definitions See also Clause 59 1 day on which the Vessel should be ready, give notice 72 In this Charter, the following terms shall have the 2 thereof to the Charterers asking whether they will 73 meanings hereby assigned to them: 3 exercise their option of cancelling, and the option must 74 “The Owners” shall mean the party identified in Box 3; 4 then be declared within one hundred and sixty-eight 75 “The Charterers” shall mean the party identified in Box 4; 5 (168) running hours of the receipt by the Charterers of 76 “The Vessel” shall mean the vessel named in Box 5 and 6 such notice or within thirty-six (36) running hours after 77 with particulars as stated in Boxes 6 to 12. 7 the cancelling date, whichever is the earlier. If the 78 “Financial Instrument” means the mortgage, deed of 8 Charterers do not then exercise their option of cancelling, 79 covenant or other such financial security instrument as 9 the seventh day after the readiness date stated in the 80 annexed to this Charter and stated in Box 28. 10 Owners’ notice shall be substituted for the cancelling 81 2. Charter Period 11 date indicated in Box 15 for the purpose of this Clause 5. 82 In consideration of the hire detailed in Box 22, 12 (c) Cancellation under this Clause 5 shall be without 83 the Owners have agreed to let and the Charterers have 13 prejudice to any claim the Charterers may otherwise 84 agreed to hire the Vessel for the period stated in Box 21 14 have on the Owners under this Charter. 85 (“The Charter Period”). See also Clause 32 and Clause 15 6. Trading Restrictions See also Clauses 46.1(n) and 86 36. 46.1(o) and 46.1(q) 3. Delivery 16 The Vessel shall be employed in lawful trades for the 87 (not applicable when Part III applies, as indicated in Box 37) 17 carriage of suitable lawful merchandise within the trading 88 (a) The Owners shall before and at the time of delivery 18 limits indicated in Box 20. 89 exercise due diligence to make the Vessel seaworthy 19 The Charterers undertake not to employ the Vessel or 90 And in every respect ready in hull, machinery and 20 suffer the Vessel to be employed otherwise than in 91 equipment for service under this Charter. 21 conformity with the terms of the contracts of insurance 92 The Vessel shall be delivered by the Owners and taken 22 (including any warranties expressed or implied therein) 93 over by the Charterers at the port or place indicated in 23 without first obtaining the consent of the insurers to such 94 Box 13 in such ready safe berth as the Charterers may 24 employment and complying with such requirements as 95 direct. 25 to extra premium or otherwise as the insurers may 96 (b) The Vessel shall beis properly documented on 26 prescribe. 97 delivery in accordance with the laws of the fFlag State 27 The Charterers also undertake not to employ the Vessel 98 indicated in Box 5 and the requirements of the 28 or suffer her employment in any trade or business which 99 cClassification sSociety stated in Box 10. The Vessel 29 is forbidden by the law of any country to which the Vessel 100 upon may sail or is otherwise illicit or in carrying illicit or 101 delivery shall have her survey cycles up to date and 30 prohibited goods or in any manner whatsoever which 102 trading and class certificates valid for at least the number 31 may render her liable to condemnation, destruction, 103 of months agreed in Box 12. 32 seizure or confiscation. 104 (c) The delivery of the Vessel by the Owners and the 33 Notwithstanding any other provisions contained in this 105 taking over of the Vessel by the Charterers shall 34 Charter it is agreed that nuclear fuels or radioactive 106 constitute a full performance by the Owners of all the 35 products or waste are specifically excluded from the 107 Owners’ obligations under this Clause 3, and thereafter 36 cargo permitted to be loaded or carried under this 108 the Charterers shall not be entitled to make or assert 37 Charter. This exclusion does not apply to radio-isotopes 109 any claim against the Owners on account of any 38 used or intended to be used for any industrial, 110 conditions, representations or warranties expressed or 39 commercial, agricultural, medical or scientific purposes 111 implied with respect to the Vessel but the Owners shall 40 provided the Owners’ prior approval has been obtained 112 be liable for the cost of but not the time for repairs or 41 to loading thereof. 113 renewals occasioned by latent defects in the Vessel, 42 7. Surveys on Delivery and Redelivery 114 her machinery or appurtenances, existing at the time of 43 (not applicable when Part III applies, as indicated in Box 37) 115 delivery under this Charter, provided such defects have 44 The Owners and Charterers shall each appoint 116 manifested themselves within twelve (12) months after 45 surveyors for the purpose of determining and agreeing 117 delivery unless otherwise provided in Box 32. 46 in writing the condition of the Vessel at the time of 118 4. Time for Delivery See Clauses 32 and 34 47 delivery and redelivery pursuant to Clause 40.3 (with 119 (not applicable when Part III applies, as indicated in Box 37) 48 the relevant costs paid by the Charterers).hereunder. The Vessel shall not be delivered before the date 49 The Owners shall indicated in Box 14 without the Charterers’ consent and 50 bear all expenses of the On-hire Survey including loss 120 the Owners shall exercise due diligence to deliver the 51 of time, if any, and the Charterers shall bear all expenses 121 Vessel not later than the date indicated in Box 15. 52 of the Off-hire Survey including loss of time, if any, at 122 Unless otherwise agreed in Box 18, the Owners shall 53 the daily equivalent to the rate of hire or pro rata thereof. 123 give the Charterers not less than thirty (30) running days’ 54 8. Inspection 124 preliminary and not less than fourteen (14) running days’ 55 The Owners shall have the right at any time either (i) 125 definite notice of the date on which the Vessel is 56 once every calendar year provided no Potential expected to be ready for delivery. 57 Termination Event or Termination Event has occurred The Owners shall keep the Charterers closely advised 58 (after giving reasonable notice to the Charterers and of possible changes in the Vessel’s position. 59 provided that the Owners do not unduly interfere with 5. Cancelling See Clause 33 60 or cause delay to the commercial operation of the (not applicable when Part III applies, as indicated in Box 37) 61 Vessel) or (ii) at any time following the occurrence of (a) Should the Vessel not be delivered latest by the 62 a Potential Termination Event or Termination Event cancelling date indicated in Box 15, the Charterers shall 63 and for as long as it is continuing (after giving have the option of cancelling this Charter by giving the 64 reasonable notice to the Charterers), to inspect or survey 126 Owners notice of cancellation within thirty-six (36) 65 the Vessel or instruct a duly authorised surveyor to carry 127 running hours after the cancelling date stated in Box 66 out such survey on their behalf:- 128 15, failing which this Charter shall remain in full force 67 (a) to ascertain the condition of the Vessel and satisfy 129 and effect. 68 themselves that the Vessel is being properly repaired 130 (b) If it appears that the Vessel will be delayed beyond 69 and maintained. The costs and fees for such inspection 131 the cancelling date, the Owners may, as soon as they 70 or survey shall be paid by the Charterers, subject to the 132 are in a position to state with reasonable certainty the 71 above conditions as may be applicable from lines 125 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter to 128.Owners unless the Vessel of agreement, be referred to the dispute resolution 199 is found to require repairs or maintenance in order to 133 method agreed in Clause 30., the Charterers shall 200 achieve the condition so provided; 134 ensure that the same are complied with and the (b) in dry-dock if the Charterers have not dry-docked 135 time and costs of compliance shall be for the Her in accordance with Clause 10(g). The costs and fees 136 Charterers’ account. for such inspection or survey shall be paid by the 137 (iii) Financial Security - The Charterers shall maintain 201 Charterers, subject to the above conditions as may be 138 financial security or responsibility in respect of third 202 applicable from lines 125 to 128; and party liabilities as required by any government, 203 (c) for any other commercial reason they consider 139 including federal, state or municipal or other division 204 necessary (provided it does not unduly interfere with 140 or authority thereof, to enable the Vessel, without 205 the commercial operation of the Vessel). The costs and 141 penalty or charge, lawfully to enter, remain at, or 206 fees for such inspection and survey shall be paid by the 142 leave any port, place, territorial or contiguous 207 OwnersCharterers, subject to the above conditions as 143 waters of any country, state or municipality in 208 may be applicable from lines 125 to 128. performance of this Charter without any delay. This 209 All time used in respect of inspection, survey or repairs 144 obligation shall apply whether or not such 210 shall be for the Charterers’ account and form part of the 145 requirements have been lawfully imposed by such 211 Charter Period. 146 government or division or authority thereof. 212 The Charterers shall also permit the Owners to inspect 147 The Charterers shall make and maintain all arrange- 213 the Vessel’s log books whenever requested and shall 148 ments by bond or otherwise as may be necessary to 214 whenever required by the Owners furnish them with full 149 satisfy such requirements at the Charterers’ sole 215 information regarding any casualties or other accidents 150 expense and the Charterers shall indemnify the Owners 216 or damage to the Vessel. 151 against all consequences whatsoever (including loss of 217 The Charterers shall provide such necessary time) for any failure or inability to do so. 218 assistance to the Owners, their representatives or (b) Operation of the Vessel - The Charterers shall at 219 agents in respect of any inspection hereunder. their own expense and by their own procurement man, 220 victual, navigate, operate, supply, fuel and, whenever 221 9. Inventories, Oil and Stores See Clause 34.7 152 required, repair the Vessel during the Charter Period 222 A complete inventory of the Vessel’s entire equipment, 153 and they shall pay all charges and expenses of every 223 outfit including spare parts, appliances and of all 154 kind and nature whatsoever incidental to their use and 224 consumable stores on board the Vessel shall be made 155 operation of the Vessel under this Charter, including 225 by the Charterers in conjunction with the Owners on 156 annual flag Flag State fees and any foreign general 226 delivery and again on redelivery of the Vessel. The 157 municipality and/or state taxes. The Master, officers 227 Charterers and the Owners, respectively, shall at the 158 and crew of the Vessel shall be the servants of the Charterers 228 time of delivery and redelivery take over and pay for all 159 for all purposes whatsoever, even if for any reason 229 bunkers, lubricating oil, unbroached provisions, paints, 160 appointed by the Owners. 230 ropes and other consumable stores (excluding spare 161 Charterers shall comply with the regulations regarding 231 parts) in the said Vessel at the then current market prices 162 officers and crew in force in the country of the Vessel’s 232 at the ports of delivery and redelivery, respectively. The 163 flag or any other applicable law. 233 Charterers shall ensure that all spare parts listed in the 164 (c) The Charterers shall keep the Owners and the 234 inventory and used during the Charter Period are 165 mMortgagee(s) advised of the intended employment 235 replaced at their expense prior to redelivery of the 166 (other than in respect of time charterers which are Vessel. 167 less than 13 months in duration (after including any 10. Maintenance and Operation 168 optional extension periods)), (a)(i)Maintenance and Repairs - During the Charter 169 planned dry-docking (other than the periodical dry- 236 Period the Vessel shall be in the full possession 170 docking referred to under paragraph (g) below) and and at the absolute disposal for all purposes of the 171 major repairs of the Vessel, Charterers and under their complete control in 172 as reasonably required. 237 every respect. The Charterers shall maintain the 173 (d) Flag and Name of Vessel – During the Charter 238 Vessel, her machinery, boilers, appurtenances and 174 Period, the Charterers shall have the liberty to paint the 239 spare parts in a good state of repair, in efficient 175 Vessel in their own colours, install and display their 240 operating condition and in accordance with good 176 funnel insignia and fly their own house flag (with all fees, 241 commercial maintenance practice and, except as 177 costs and expenses arising in relation thereto for the provided for in Clause 14(l), if applicable, at their 178 Charterers account). The own expense they shall at all times keep the 179 Charterers shall also have the liberty, with the Owners’ 242 Vessel’s Class classification fully up to date with 180 consent, which shall not be unreasonably withheld, to 243 the Classification change the flag of the Vessel to that of another Flag 244 Society indicated in Box 10 and maintain all other 181 State (with all fees, costs and expenses arising in necessary certificates in force at all times. 182 relation thereto for the Charterers’ account) and/or (ii) New Class and Other Safety Requirements - In the 183 with the Owners’ consent, the name of the Vessel (with event of any improvement, structural changes or 184 all fees, costs and expenses arising in relation new equipment becoming necessary for the 185 thereto for the Charterers’ account) during continued operation of the Vessel by reason of new 186 the Charter Period. Any Ppainting and re-painting, 245 class requirements or by compulsory legislation 187 instalment costing (excluding the Charterers’ loss of time) 188 and re-instalment, registration (including maintenance 246 more than the percentage stated in Box 23, or if 189 and renewal thereof) and re-registration, if Box 23 is left blank, 5 per cent. of the Vessel’s 190 required by the Owners, shall be at the Charterers’ 247 insurance value as stated in Box 29, then the 191 expense and time. If the Flag State requires the 248 extent, if any, to which the rate of hire shall be varied 192 Owners to establish a physical presence or office in and the ratio in which the cost of compliance shall 193 the jurisdiction of such Flag State, all fees, costs and be shared between the parties concerned in order 194 expenses payable by the Owners to establish and to achieve a reasonable distribution thereof as 195 maintain such physical presence or office shall be for between the Owners and the Charterers having 196 the account of the Charterers. regard, inter alia, to the length of the period 197 (e) Changes to the Vessel – Subject to Clause 10(a)(ii) and 249 remaining under this Charter shall, in the absence 198 Clause 10(b), the Charterers shall make no structural changes in the 250 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter Vessel which materially adversely affect the Vessel’s 251 as lost or missing shall be ten (10) days after the Vessel 312 classification or value or changes in the machinery, was last reported or when the Vessel is posted as 313 boilers, appurten- missing by Lloyd’s, whichever occurs first. Any hire paid 314 ances or spare parts thereof without in each instance 252 in advance to be adjusted accordingly. 315 first securing the Owners’ approval thereof. If the Owners 253 (f) Any delay in payment of hire shall entitle the 316 so agree, the Charterers shall, if the Owners so require, 254 Owners to interest at the rate per annum as agreed 317 restore the Vessel to its former condition before the 255 in Box 24. If Box 24 has not been filled in, the three months 318 termination of this Charter. 256 Interbank offered rate in London (LIBOR or its successor) 319 (f) Use of the Vessel’s Outfit, Equipment and 257 for the currency stated in Box 25, as quoted by the British 320 Appliances - The Charterers shall have the use of all 258 Bankers’ Association (BBA) on the date when the hire 321 outfit, equipment, and appliances on board the Vessel 259 fell due, increased by 2 per cent., shall apply. 322 at the time of delivery, provided the same or their 260 (g) Payment of interest due under sub-clause 11(f) 323 substantial equivalent shall be returned to the Owners 261 shall be made within seven (7) running days of the date 324 on redelivery (without prejudice to Clauses 40.6 and 262 of the Owners’ invoice specifying the amount payable 325 40.7 and if redelivery is required pursuant to this or, in the absence of an invoice, at the time of the next 326 Charter) in the same good order and condition as hire payment date. 327 when received, ordinary wear and tear excepted. The 263 12. Mortgage See Clause 35 328 Charterers shall from time to time during the Charter 264 (only to apply if Box 28 has been appropriately filled in) 329 Period replace such items of equipment as shall be so 265 *) (a) The Owners warrant that they have not effected 330 damaged or worn as to be unfit for use. The Charterers 266 any mortgage(s) of the Vessel and that they shall not 331 are to procure that all repairs to or replacement of any 267 effect any mortgage(s) without the prior consent of the 332 damaged, worn or lost parts or equipment be effected 268 Charterers, which shall not be unreasonably withheld. 333 in such manner (both as regards workmanship and 269 *) (b) The Vessel chartered under this Charter is financed 334 quality of materials) as not to diminish the value of the 270 by a mortgage according to the Financial Instrument. 335 Vessel. Title of any equipment so replaced shall vest 271 The Charterers undertake to comply, and provide such 336 in and remain with the Owners. The Charterers have information and documents to enable the Owners to 337 the right to fit additional comply, with all such instructions or directions in regard 338 equipment at their expense and risk (provided that no 272 to the employment, insurances, operation, repairs and 339 permanent structural damage is caused to the Vessel maintenance of the Vessel as laid down in the Financial 340 by reason of such installation) andbut the Charterers Instrument or as may be directed from time to time during 341 shall, at their expense, remove such equipment and 273 the currency of the Charter by the mortgagee(s) in 342 make good any damage caused by the fitting or conformity with the Financial Instrument. The Charterers 343 removal of such additional equipment before the confirm that, for this purpose, they have acquainted 344 Vessel is redelivered to the Owners pursuant to themselves with all relevant terms, conditions and 345 Clause 40.3 and without prejudice to Clauses 40.6 provisions of the Financial Instrument and agree to 346 and 40.7,at the end of the period if acknowledge this in writing in any form that may be 347 requested by the Owners. Any equipment including radio 274 required by the mortgagee(s). The Owners warrant that 348 equipment on hire on the Vessel at time of delivery shall 275 they have not effected any mortgage(s) other than stated 349 be kept and maintained by the Charterers and the 276 in Box 28 and that they shall not agree to any 350 Charterers shall assume the obligations and liabilities 277 amendment of the mortgage(s) referred to in Box 28 or 351 of the Owners under any lease contracts in connection 278 effect any other mortgage(s) without the prior consent 352 therewith and shall reimburse the Owners for all 279 of the Charterers, which shall not be unreasonably 353 expenses incurred in connection therewith, also for any 280 withheld. 354 new equipment required in order to comply with radio 281 *) (Optional, Clauses 12(a) and 12(b) are alternatives; 355 regulations. 282 indicate alternative agreed in Box 28). 356 (g) Periodical Dry-Docking - The Charterers shall dry- 283 dock the Vessel and clean and paint her underwater 284 13. Insurance and Repairs See also Clause 38 357 parts whenever the same may be necessary, but not 285 (a) Subject and without prejudice to Clause 38, 358 less than once during the period stated in Box 19 or, if 286 Dduring the Charter Period the Vessel shall be kept Box 19 has been left blank, every sixty (60) calendar 287 insured by the Charterers at their expense against hull 359 months after delivery or such other period as may be 288 and machinery, marine and war (including blocking 360 required by the Classification Society or flag State. 289 and trapping) and Protection and Indemnity risks (excluding freight, demurrage and defence risks) 11. Hire See Clause 36 290 (and any risks against which it is compulsory to insure 361 (a) The Charterers shall pay hire due to the Owners 291 for the operation of the Vessel, including but not limited 362 punctually in accordance with the terms of this Charter 292 to maintaining in respect of which time shall be of the essence. 293 financial security in accordance with sub-clause 363 (b) The Charterers shall pay to the Owners for the hire 294 10(a)(iii)) in such form as the Owners shall in writing 364 of the Vessel a lump sum in the amount indicated in 295 approve, which approval shall not be un-reasonably 365 Box 22 which shall be payable not later than every thirty 296 withheld. During the Charter Period, the Charterers 366 (30) running days in advance, the first lump sum being 297 shall procure (at Charterers’ expense) that there are payable on the date and hour of the Vessel’s delivery to 298 in place innocent Owners’ interest insurance, the Charterers. Hire shall be paid continuously 299 Owner’s additional perils (pollution) insurance and if throughout the Charter Period. 300 applicable Mortgagees’ interest insurance and (c) Payment of hire shall be made in cash without 301 Mortgagees’ additional perils (pollution) insurance. discount in the currency and in the manner indicated in 302 Such insurances as specified in this Clause 13 shall be Box 25 and at the place mentioned in Box 26. 303 arranged by the (d) Final payment of hire, if for a period of less than 304 Charterers to protect the interests of both the Owners 367 thirty (30) running days, shall be calculated proportionally 305 and the Charterers and the mortgageeMortgagee(s) (if 368 according to the number of days and hours remaining 306 any),. and before redelivery and advance payment to be effected 307 The Charterers shall be at liberty to protect under such 369 accordingly. 308 insurances the interests of any managers they may 370 (e) Should the Vessel be lost or missing, hire shall 309 appoint. Insurance policies shall cover the Owners and 371 cease from the date and time when she was lost or last 310 the Charterers and the Mortgagees (if any) according to 372 heard of. The date upon which the Vessel is to be treated 311 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter their respective interests. against the Charterers on account of loss of or any 434 Subject to the provisions of the Financial Instruments (if 373 damage to the Vessel or her machinery or appurt- 435 any), if and the agreed loss payable clauses, enances covered by such insurance, or on account of 436 any, and the approval of the Owners and the insurers, 374 payments made to discharge claims against or liabilities 437 the Charterers shall effect all insured repairs and shall 375 of the Vessel or the Owners covered by such insurance. 438 undertake settlement and reimbursement from the 376 Insurance policies shall cover the Owners and the 439 insurers of all costs in connection with such repairs as 377 Charterers according to their respective interests. 440 well as insured charges, expenses and liabilities to the 378 (b) During the Charter Period the Vessel shall be kept 441 extent of coverage under the insurances herein provided 379 insured by the Charterers at their expense against 442 for. 380 Protection and Indemnity risks (and any risks against 443 The Charterers also to remain responsible for and to 381 which it is compulsory to insure for the operation of the 444 effect repairs and settlement of costs and expenses 382 Vessel, including maintaining financial security in 445 incurred thereby in respect of all other repairs not 383 accordance with sub-clause 10(a)(iii)) in such form as 446 covered by the insurances and/or not exceeding any 384 the Owners shall in writing approve which approval shall 447 possible franchise(s) or deductibles provided for in the 385 not be unreasonably withheld. 448 insurances. 386 (c) In the event that any act or negligence of the 449 All time used for repairs under the provisions of sub- 387 Charterers shall vitiate any of the insurance herein 450 clause 13(a) and for repairs of latent defects according 388 provided, the Charterers shall pay to the Owners all 451 to Clause 3(c) above, including any deviation, shall be 389 losses and indemnify the Owners against all claims and 452 for the Charterers’ account. 390 demands which would otherwise have been covered by 453 (b) If the conditions of the above insurances permit 391 such insurance. 454 additional insurance to be placed by the parties, such 392 (d) The Charterers shall, subject to the approval of the 455 cover shall be limited to the amount for each party set 393 Owners or Owners’ Underwriters, effect all insured 456 out in Box 30 and Box 31, respectively. The Owners or 394 repairs, and the Charterers shall undertake settlement 457 the Charterers as the case may be shall immediately 395 of all miscellaneous expenses in connection with such 458 furnish the other partyOwners with particulars of any 396 repairs as well as all insured charges, expenses and 459 additional liabilities, to the extent of coverage under the insurances 460 insurance effected, including copies of any cover notes 397 provided for under the provisions of sub-clause 14(a). 461 or policies and the written consent of the insurers of 398 The Charterers to be secured reimbursement through 462 any such required insurance in any case where the 399 the Owners’ Underwriters for such expenditures upon 463 consent of such insurers is necessary. The Charterers 400 presentation of accounts. 464 hereby undertake that any additional insurances that (e) The Charterers to remain responsible for and to 465 they arrange now or in the future will always be effect repairs and settlement of costs and expenses 466 compliant with the terms of the underlying hull and incurred thereby in respect of all other repairs not 467 machinery policies. covered by the insurances and/or not exceeding any 468 (c) The Charterers shall upon the request of the 401 possible franchise(s) or deductibles provided for in the 469 Owners, provide information and promptly execute such 402 insurances. 470 documents as may be required to enable the Owners to 403 (f) All time used for repairs under the provisions of 471 comply with the insurance provisions of the each 404 sub-clauses 14(d) and 14(e) and for repairs of latent 472 Financial defects according to Clause 3 above, including any 473 Instrument (if any). 405 deviation, shall be for the Charterers’ account and shall 474 (d) Subject to the provisions of the Financial Instru- 406 form part of the Charter Period. 475 ments, if any, and Clause 38 and Clause 40, should the 407 The Owners shall not be responsible for any expenses 476 Vessel become an actual, as are incident to the use and operation of the Vessel 477 constructive, compromised or agreed a tTotal lLoss under 408 for such time as may be required to make such repairs. 478 the insurances required under sub-clause 13(a), all 409 (g) If the conditions of the above insurances permit 479 insurance payments for such loss shall be paid to the 410 additional insurance to be placed by the parties such 480 Owners (or if applicable, their financiers) in 411 cover shall be limited to the amount for each party set 481 accordance with the agreed loss payable clauses who out in Box 30 and Box 31, respectively. The Owners or 482 shall distribute the moneys between the the Charterers as the case may be shall immediately 483 Owners and the Charterers according to their respective 412 furnish the other party with particulars of any additional 484 interests. The Charterers undertake to notify the Owners 413 insurance effected, including copies of any cover notes 485 and the mortgageeMortgagee(s), if any, of any 414 or policies and the written consent of the insurers of 486 occurrences in any such required insurance in any case where the 487 consequence of which the Vessel is likely to become a 415 consent of such insurers is necessary. 488 Ttotal Lloss as defined in this Clause. 416 (h) Should the Vessel become an actual, constructive, 489 (e) The Owners shall upon the request of the 417 compromised or agreed total loss under the insurances 490 Charterers, promptly execute such documents as may 418 required under sub-clause 14(a), all insurance payments 491 be required to enable the Charterers to abandon the 419 for such loss shall be paid to the Owners, who shall 492 Vessel to insurers and claim a constructive total loss. 420 distribute the moneys between themselves and the 493 (f) For the purpose of insurance coverage against hull 421 Charterers according to their respective interests. 494 and machinery and war risks under the provisions of 422 (i) If the Vessel becomes an actual, constructive, 495 sub-clause 13(a), the value of the Vessel is the sum 423 compromised or agreed total loss under the insurances 496 indicated in Box 29Clause 38. 424 arranged by the Owners in accordance with sub-clause 497 14. Insurance, Repairs and Classification – intentionally 425 14(a), this Charter shall terminate as of the date of such 498 omitted loss. 499 (Optional, only to apply if expressly agreed and stated 426 (j) The Charterers shall upon the request of the 500 in Box 29, in which event Clause 13 shall be considered 427 Owners, promptly execute such documents as may be 501 deleted). 428 required to enable the Owners to abandon the Vessel 502 (a) During the Charter Period the Vessel shall be kept 429 to the insurers and claim a constructive total loss. 503 insured by the Owners at their expense against hull and 430 (k) For the purpose of insurance coverage against hull 504 machinery and war risks under the form of policy or 431 and machinery and war risks under the provisions of 505 policies attached hereto. The Owners and/or insurers 432 sub-clause 14(a), the value of the Vessel is the sum 506 shall not have any right of recovery or subrogation 433 indicated in Box 29. 507 (l) Notwithstanding anything contained in sub-clause 508 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter 10(a), it is agreed that under the provisions of Clause 509 reason of a claim or claims against the Owners, the 578 14, if applicable, the Owners shall keep the Vessel’s 510 Owners shall at their own expense take all reasonable 579 Class fully up to date with the Classification Society 511 steps to secure that within a reasonable time the Vessel 580 indicated in Box 10 and maintain all other necessary 512 is released, including the provision of bail. 581 certificates in force at all times. 513 In such circumstances the Owners shall indemnify the 582 15. Redelivery See Clause 40 514 Charterers against any loss, damage or expense 583 At the expiration of the Charter Period the Vessel shall 515 incurred by the Charterers (including hire paid under 584 be redelivered by the Charterers to the Owners at a 516 this Charter) as a direct consequence of such arrest or 585 safe and ice-free port or place as indicated in Box 16, in 517 detention. 586 such ready safe berth as the Owners may direct. The 518 18. Lien 587 Charterers shall give the Owners not less than thirty 519 The Owners to have a lien upon all cargoes, sub-hires 588 (30) running days’ preliminary notice of expected date, 520 and sub-freights belonging or due to the Charterers or 589 range of ports of redelivery or port or place of redelivery 521 any sub-charterers and any Bill of Lading freight for all 590 and not less than fourteen (14) running days’ definite 522 claims under this Charter, and the Charterers to have a 591 notice of expected date and port or place of redelivery. 523 lien on the Vessel for all moneys paid in advance and 592 Any changes thereafter in the Vessel’s position shall be 524 not earned. 593 notified immediately to the Owners. 525 19. Salvage 594 The Charterers warrant that they will not permit the 526 All salvage and towage performed by the Vessel shall 595 Vessel to commence a voyage (including any preceding 527 be for the Charterers’ benefit and the cost of repairing 596 ballast voyage) which cannot reasonably be expected 528 damage occasioned thereby shall be borne by the 597 to be completed in time to allow redelivery of the Vessel 529 Charterers. 598 within the Charter Period. Notwithstanding the above, 530 should the Charterers fail to redeliver the Vessel within 531 20. Wreck Removal 599 The Charter Period, the Charterers shall pay the daily 532 In the event of the Vessel becoming a wreck or 600 equivalent to the rate of hire stated in Box 22 plus 10 533 obstruction to navigation the Charterers shall indemnify 601 per cent. or to the market rate, whichever is the higher, 534 the Owners against any sums whatsoever which the 602 for the number of days by which the Charter Period is 535 Owners shall become liable to pay and shall pay in 603 exceeded. All other terms, conditions and provisions of 536 consequence of the Vessel becoming a wreck or 604 this Charter shall continue to apply. 537 obstruction to navigation. 605 Subject to the provisions of Clause 10, the Vessel shall 538 be redelivered to the Owners in the same or as good 539 21. General Average 606 structure, state, condition and class as that in which she 540 The Owners shall not contribute to General Average. 607 was delivered, fair wear and tear not affecting class 541 22. Assignment, Sub-Charter and Sale (see Clauses 608 excepted. 542 46.1(v)) and 40.3) The Vessel upon redelivery shall have her survey cycles 543 (a) The Charterers shall not assign this Charter nor 609 up to date and trading and class certificates valid for at 544 sub-charter the Vessel on a bareboat basis except with 610 least the number of months agreed in Box 17. 545 the prior consent in writing of the Owners, which shall 611 16. Non-Lien 546 not be unreasonably withheld, and subject to such terms 612 Other than Permitted Security Interests, Tthe 547 and conditions as the Owners shall approve. 613 Charterers will not suffer, nor permit to be continued, (b) The Owners shall not sell the Vessel during the 614 any lien or encumbrance incurred by them or their 548 currency of this Charter except with the prior written 615 agents, which might have priority over the title and 549 consent of the Charterers, which shall not be unreason- 616 interest of the Owners in the Vessel. The Charterers 550 ably withheld, and subject to the buyer accepting an 617 further agree to fasten to the Vessel in a conspicuous 551 assignment of this Charter. 618 place and to keep so fastened during the Charter Period 552 a notice reading as follows: 553 23. Contracts of Carriage 619 “This Vessel is the property of (name of Owners). It is 554 *) (a) The Charterers are to procure that all documents 620 under charter to (name of Charterers) and by the terms 555 issued during the Charter Period evidencing the terms 621 of the Charter Party neither the Charterers nor the 556 and conditions agreed in respect of carriage of goods 622 Master have any right, power or authority to create, incur 557 shall contain a paramount clause incorporating any 623 or permit to be imposed on the Vessel any lien 558 legislation relating to carrier’s liability for cargo 624 whatsoever.” 559 compulsorily applicable in the trade; if no such legislation 625 or a notice in such form as required by any exists, the documents shall incorporate the Hague-Visby 626 Mortgagee(s). Rules. The documents shall also contain the New Jason 627 17. Indemnity See Clauses 37.3, 38.14, 38.15, 40.5, 41.2 560 Clause and the Both-to-Blame Collision Clause. 628 and 50 *) (b) The Charterers are to procure that all passenger 629 (a) The Charterers shall indemnify the Owners against 561 tickets issued during the Charter Period for the carriage 630 any loss, damage or expense incurred by the Owners 562 of passengers and their luggage under this Charter shall 631 arising out of or in relation to the operation of the Vessel 563 contain a paramount clause incorporating any legislation 632 by the Charterers, and against any lien of whatsoever 564 relating to carrier’s liability for passengers and their 633 nature arising out of an event occurring during the 565 luggage compulsorily applicable in the trade; if no such 634 Charter Period. If the Vessel be arrested or otherwise 566 legislation exists, the passenger tickets shall incorporate 635 detained by reason of claims or liens arising out of her 567 the Athens Convention Relating to the Carriage of 636 operation hereunder by the Charterers, the Charterers 568 Passengers and their Luggage by Sea, 1974, and any 637 shall at their own expense take all reasonable steps to 569 protocol thereto. 638 secure that within a reasonable time the Vessel is 570 *) Delete as applicable. 639 released, including the provision of bail. 571 24. Bank Corporate Guarantee 640 Without prejudice to the generality of the foregoing, the 572 (Optional, only to apply if Box 27 filled in) 641 Charterers agree to indemnify the Owners against all 573 The Charterers undertake to furnish, on or about the 642 consequences or liabilities arising from the Master, 574 date of this Charter before delivery of officers or agents signing Bills of Lading or other 575 the Vessel, a first class bank a corporate guarantee from 643 documents. 576 the Guarantor or bond in the (b) If the Vessel be arrested or otherwise detained by 577 sum and at the place as indicated in Box 27 as 644 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter guarantee, and on or about the date of this Charter entry into it, the Owners shall have the right to require 703 the other Security Documents (as the case may be) as 645 the Vessel to leave such area. 704 security, in each case for full performance of their (c) The Vessel shall not load contraband cargo, or to 705 obligations under this pass through any blockade, whether such blockade be 706 Charter. 646 imposed on all vessels, or is imposed selectively in any 707 25. Requisition/Acquisition 647 way whatsoever against vessels of certain flags or 708 (a) Subject to the provisions of the Financial 648 ownership, or against certain cargoes or crews or 709 Instruments (if any) and the General Assignment, Iin otherwise howsoever, or to proceed to an area where 710 the event of the Requisition for Hire of the Vessel she shall be subject, or is likely to be subject to 711 by any governmental or other competent authority 649 a belligerent’s right of search and/or confiscation. 712 (hereinafter referred to as “Requisition for Hire”) 650 (d) If the insurers of the war risks insurance, when 713 irrespective of the date during the Charter Period when 651 Clause 14 is applicable, should require payment of 714 “Requisition for Hire” may occur and irrespective of the 652 premiums and/or calls because, pursuant to the 715 length thereof and whether or not it be for an indefinite 653 Charterers’ orders, the Vessel is within, or is due to enter 716 or a limited period of time, and irrespective of whether it 654 and remain within, any area or areas which are specified 717 may or will remain in force for the remainder of the 655 by such insurers as being subject to additional premiums 718 Charter Period, this Charter shall not be deemed thereby 656 because of War Risks, then such premiums and/or calls 719 or thereupon to be frustrated or otherwise terminated 657 shall be reimbursed by the Charterers to the Owners at 720 and the Charterers shall continue to pay the stipulated 658 the same time as the next payment of hire is due. 721 hire in the manner provided by this Charter until the time 659 (e) The Charterers shall have the liberty: 722 when the Charter would have terminated pursuant to 660 (i) to comply with all orders, directions, recommend- 723 any of the provisions hereof always provided however 661 ations or advice as to departure, arrival, routes, 724 that if all hire has been paid by the Charterers 662 sailing in convoy, ports of call, stoppages, 725 hereunder then in the event of “Requisition for Hire” any destinations, discharge of cargo, delivery, or in any 726 Requisition other way whatsoever, which are given by the 727 Hire or compensation is received or receivable by the 663 Government of the Nation under whose flag the 728 Owners, the same shall be payable to the Charterers 664 Vessel sails, or any other Government, body or 729 during the group whatsoever acting with the power to compel 730 remainder of the Charter Period or the period of the 665 compliance with their orders or directions; 731 “Requisition for Hire” whichever be the shorter. 666 (ii) to comply with the orders, directions or recom- 732 (b) In the event of the Owners being deprived of their 667 mendations of any war risks underwriters who have 733 ownership in the Vessel by any Compulsory Acquisition 668 the authority to give the same under the terms of 734 of the Vessel or requisition for title by any governmental 669 the war risks insurance; 735 or other competent authority (hereinafter referred to as 670 (iii) to comply with the terms of any resolution of the 736 “Compulsory Acquisition”), then, irrespective of the date 671 Security Council of the United Nations, any 737 during the Charter Period when “Compulsory Acqui- 672 directives of the European Community, the effective 738 sition” may occur, this Charter shall be deemed 673 orders of any other Supranational body which has 739 terminated as of the date of such “Compulsory 674 the right to issue and give the same, and with 740 Acquisition”. In such event Charter Hire to be considered 675 national laws aimed at enforcing the same to which 741 as earned and to be paid up to the date and time of 676 the Owners are subject, and to obey the orders 742 such “Compulsory Acquisition”. 677 and directions of those who are charged with their 743 enforcement. 744 26. War 678 (f) In the event of outbreak of war (whether there be a 745 (a) Subject to the provisions of the Financial 679 declaration of war or not) (i) between any two or more 746 Instruments (if any), Ffor the purpose of this Clause, the of the following countries: the United States of America; 747 words “War Russia; the United Kingdom; France; and the People’s 748 Risks” shall include any war (whether actual or 680 Republic of China, (ii) between any two or more of the 749 threatened), act of war, civil war, hostilities, revolution, 681 countries stated in Box 36, both the Owners and the 750 rebellion, civil commotion, warlike operations, the laying 682 Charterers shall have the right to cancel this Charter, 751 of mines (whether actual or reported), acts of piracy, 683 whereupon the Charterers shall redeliver the Vessel to 752 acts of terrorists, acts of hostility or malicious damage, 684 the Owners in accordance with Clause 15, if the Vessel 753 blockades (whether imposed against all vessels or 685 has cargo on board after discharge thereof at 754 imposed selectively against vessels of certain flags or 686 destination, or if debarred under this Clause from 755 ownership, or against certain cargoes or crews or 687 reaching or entering it at a near, open and safe port as 756 otherwise howsoever), by any person, body, terrorist or 688 directed by the Owners, or if the Vessel has no cargo 757 political group, or the Government of any state 689 on board, at the port at which the Vessel then is or if at 758 whatsoever, which may be dangerous or are likely to be 690 sea at a near, open and safe port as directed by the 759 or to become dangerous to the Vessel, her cargo, crew 691 Owners. In all cases hire shall continue to be paid in 760 or other persons on board the Vessel. 692 accordance with Clause 11 and except as aforesaid all 761 (b) Without first obtaining the consent of the 693 other provisions of this Charter shall apply until 762 insurers to such employment and complying with the redeliverythe end of the Security Period. 763 terms of Clause 38 and such other requirements as to extra insurance premiums or any other requirements 27. Commission – intentionally omitted 764 as may be prescribed by the insurers, tThe Vessel, The Owners to pay a commission at the rate indicated 765 unless the written consent of the in Box 33 to the Brokers named in Box 33 on any hire 766 Owners be first obtained, shall not continue to or go 694 paid under the Charter. If no rate is indicated in Box 33, 767 through any port, place, area or zone (whether of land 695 the commission to be paid by the Owners shall cover 768 or sea), or any waterway or canal, where it reasonably 696 the actual expenses of the Brokers and a reasonable 769 appears that the Vessel, her cargo, crew or other 697 fee for their work. 770 persons on board the Vessel, in the reasonable 698 If the full hire is not paid owing to breach of the Charter 771 judgement of the Owners, may be, or are likely to be, 699 by either of the parties the party liable therefor shall 772 exposed to War Risks. Should the Vessel be within any 700 indemnify the Brokers against their loss of commission. 773 such place as aforesaid, which only becomes danger- 701 Should the parties agree to cancel the Charter, the 774 ous, or is likely to be or to become dangerous, after her 702 Owners shall indemnify the Brokers against any loss of 775 commission but in such case the commission shall not 776 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter exceed the brokerage on one year’s hire. 777 29. Repossession 850 28. Termination See Clauses 40 and 44 778 In the event of the Owners have made a request for 851 (a) Charterers’ Default 779 redelivery of the Vessel termination of this Charter in The Owners shall be entitled to withdraw the Vessel from 780 accordance with the applicable provisions of Clause 852 the service of the Charterers and terminate the Charter 781 28Clause 40.3, with immediate effect by written notice to the Charterers if: 782 the Owners shall in addition have the right to repossess 853 (i) the Charterers fail to pay hire in accordance with 783 the Vessel Clause 11. However, where there is a failure to 784 from the Charterers at her current or next port of call, or 854 make punctual payment of hire due to oversight, 785 at a port or place convenient to them without hindrance 855 negligence, errors or omissions on the part of the 786 or interference by the Charterers, courts or local 856 Charterers or their bankers, the Owners shall give 787 authorities. Pending physical repossession of the Vessel 857 the Charterers written notice of the number of clear 788 in accordance with this Clause 29 and/or Clause 40, the 858 banking days stated in Box 34 (as recognised at 789 Charterers shall the agreed place of payment) in which to rectify 790 hold the Vessel as gratuitous bailee only to the Owners 859 the failure, and when so rectified within such 791 and the Charterers shall procure that the master and number of days following the Owners’ notice, the 792 crew follow the orders and directions of the Owners. payment shall stand as regular and punctual. 793 The Owners shall arrange for an authorised represent- 860 Failure by the Charterers to pay hire within the 794 ative to board the Vessel as soon as reasonably 861 number of days stated in Box 34 of their receiving 795 practicable following the termination of the Charter. The 862 the Owners’ notice as provided herein, shall entitle 796 Vessel shall be deemed to be repossessed by the 863 the Owners to withdraw the Vessel from the service 797 Owners from the Charterers upon the boarding of the 864 of the Charterers and terminate the Charter without 798 Vessel by the Owners’ representative. All arrangements 865 further notice; 799 and expenses relating to the settling of wages, 866 (ii) the Charterers fail to comply with the requirements of: 800 disembarkation and repatriation of the Charterers’ 867 (1) Clause 6 (Trading Restrictions) 801 Master, officers and crew shall be the sole responsibility 868 (2) Clause 13(a) (Insurance and Repairs) 802 of the Charterers. 869 provided that the Owners shall have the option, by 803 30. Dispute Resolution 870 written notice to the Charterers, to give the 804 *) (a) This Contract Charter and any non-contractual 871 Charterers a specified number of days grace within 805 obligations arising out of or in connection with it shall be which to rectify the failure without prejudice to the 806 governed by and construed Owners’ right to withdraw and terminate under this 807 in accordance with English law and any dispute arising 872 Clause if the Charterers fail to comply with such 808 out of or in connection with this Contract Charter shall be 873 notice; 809 referred (iii) the Charterers fail to rectify any failure to comply 810 to arbitration in London in accordance with the Arbitration 874 with the requirements of sub-clause 10(a)(i) 811 Act 1996 or any statutory modification or re-enactment 875 (Maintenance and Repairs) as soon as practically 812 thereof save to the extent necessary to give effect to 876 possible after the Owners have requested them in 813 the provisions of this Clause. 877 writing so to do and in any event so that the Vessel’s 814 The arbitration shall be conducted in accordance with 878 insurance cover is not prejudiced. 815 the London Maritime Arbitrators Association (LMAA) 879 (b) Owners’ Default 816 Terms current at the time when the arbitration proceed- 880 If the Owners shall by any act or omission be in breach 817 ings are commenced. 881 of their obligations under this Charter to the extent that 818 The reference shall be to three arbitrators. A party 882 the Charterers are deprived of the use of the Vessel 819 wishing to refer a dispute to arbitration shall appoint its 883 and such breach continues for a period of fourteen (14) 820 arbitrator and send notice of such appointment in writing 884 running days after written notice thereof has been given 821 to the other party requiring the other party to appoint its 885 by the Charterers to the Owners, the Charterers shall 822 own arbitrator within 14 calendar days of that notice and 886 be entitled to terminate this Charter with immediate effect 823 stating that it will appoint its arbitrator as sole arbitrator 887 by written notice to the Owners. 824 unless the other party appoints its own arbitrator and 888 (c) Loss of Vessel 825 gives notice that it has done so within the 14 days 889 This Charter shall be deemed to be terminated if the 826 specified. If the other party does not appoint its own 890 Vessel becomes a total loss or is declared as a 827 arbitrator and give notice that it has done so within the 891 constructive or compromised or arranged total loss. For 828 14 days specified, the party referring a dispute to 892 the purpose of this sub-clause, the Vessel shall not be 829 arbitration may, without the requirement of any further 893 deemed to be lost unless she has either become an 830 prior notice to the other party, appoint its arbitrator as 894 actual total loss or agreement has been reached with 831 sole arbitrator and shall advise the other party 895 her underwriters in respect of her constructive, 832 accordingly. The award of a sole arbitrator shall be 896 compromised or arranged total loss or if such agreement 833 binding on both parties as if he had been appointed by 897 with her underwriters is not reached it is adjudged by a 834 agreement. 898 competent tribunal that a constructive loss of the Vessel 835 Nothing herein shall prevent the parties agreeing in 899 has occurred. 836 writing to vary these provisions to provide for the 900 (d) Either party shall be entitled to terminate this 837 appointment of a sole arbitrator. 901 Charter with immediate effect by written notice to the 838 In cases where neither the claim nor any counterclaim 902 other party in the event of an order being made or 839 exceeds the sum of US$50,000 (or such other sum as 903 resolution passed for the winding up, dissolution, 840 the parties may agree) the arbitration shall be conducted 904 liquidation or bankruptcy of the other party (otherwise 841 in accordance with the LMAA Small Claims Procedure 905 than for the purpose of reconstruction or amalgamation) 842 current at the time when the arbitration proceedings are 906 or if a receiver is appointed, or if it suspends payment, 843 commenced. 907 ceases to carry on business or makes any special 844 *) (b) This Contract shall be governed by and construed 908 arrangement or composition with its creditors. 845 in accordance with Title 9 of the United States Code 909 (e) The termination of this Charter shall be without 846 and the Maritime Law of the United States and any 910 prejudice to all rights accrued due between the parties 847 dispute arising out of or in connection with this Contract 911 prior to the date of termination and to any claim that 848 shall be referred to three persons at New York, one to 912 either party might have. 849 be appointed by each of the parties hereto, and the third 913 by the two so chosen; their decision or that of any two 914 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II “BARECON 2001” Standard Bareboat Charter of them shall be final, and for the purposes of enforcing 915 party shall be in writing and may be sent by fax, telex, 989 any award, judgement may be entered on an award by 916 registered or recorded mail or by personal service. 990 any court of competent jurisdiction. The proceedings 917 (b) The address of the Parties for service of such 991 shall be conducted in accordance with the rules of the 918 communication shall be as stated in Boxes 3 and 4 992 Society of Maritime Arbitrators, Inc. 919 respectively. 993 In cases where neither the claim nor any counterclaim 920 exceeds the sum of US$50,000 (or such other sum as 921 the parties may agree) the arbitration shall be conducted 922 in accordance with the Shortened Arbitration Procedure 923 of the Society of Maritime Arbitrators, Inc. current at 924 the time when the arbitration proceedings are commenced. 925 *) (c) This Contract shall be governed by and construed 926 in accordance with the laws of the place mutually agreed 927 by the parties and any dispute arising out of or in 928 connection with this Contract shall be referred to 929 arbitration at a mutually agreed place, subject to the 930 procedures applicable there. 931 (d) Notwithstanding (a), (b) or (c) above, the parties 932 may agree at any time to refer to mediation any 933 difference and/or dispute arising out of or in connection 934 with this Contract. 935 In the case of a dispute in respect of which arbitration 936 has been commenced under (a), (b) or (c) above, the 937 following shall apply:- 938 (i) Either party may at any time and from time to time 939 elect to refer the dispute or part of the dispute to 940 mediation by service on the other party of a written 941 notice (the “Mediation Notice”) calling on the other 942 party to agree to mediation. 943 (ii) The other party shall thereupon within 14 calendar 944 days of receipt of the Mediation Notice confirm that 945 they agree to mediation, in which case the parties 946 shall thereafter agree a mediator within a further 947 14 calendar days, failing which on the application 948 of either party a mediator will be appointed promptly 949 by the Arbitration Tribunal (“the Tribunal”) or such 950 person as the Tribunal may designate for that 951 purpose. The mediation shall be conducted in such 952 place and in accordance with such procedure and 953 on such terms as the parties may agree or, in the 954 event of disagreement, as may be set by the 955 mediator. 956 (iii) If the other party does not agree to mediate, that 957 fact may be brought to the attention of the Tribunal 958 and may be taken into account by the Tribunal when 959 allocating the costs of the arbitration as between 960 the parties. 961 (iv) The mediation shall not affect the right of either 962 party to seek such relief or take such steps as it 963 considers necessary to protect its interest. 964 (v) Either party may advise the Tribunal that they have 965 agreed to mediation. The arbitration procedure shall 966 continue during the conduct of the mediation but 967 the Tribunal may take the mediation timetable into 968 account when setting the timetable for steps in the 969 arbitration. 970 (vi) Unless otherwise agreed or specified in the 971 mediation terms, each party shall bear its own costs 972 incurred in the mediation and the parties shall share 973 equally the mediator’s costs and expenses. 974 (vii) The mediation process shall be without prejudice 975 and confidential and no information or documents 976 disclosed during it shall be revealed to the Tribunal 977 except to the extent that they are disclosable under 978 the law and procedure governing the arbitration. 979 (Note: The parties should be aware that the mediation 980 process may not necessarily interrupt time limits.) 981 (e) If Box 35 in Part I is not appropriately filled in, sub-clause 982 30(a) of this Clause shall apply. Sub-clause 30(d) shall 983 apply in all cases. 984 *) Sub-clauses 30(a), 30(b) and 30(c) are alternatives; 985 indicate alternative agreed in Box 35. 986 31. Notices See Clause 43 987 (a) Any notice to be given by either party to the other 988 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART III PART PROVISIONS TO APPLY FOR NEWBUILDING VESSELS ONLY (Optional, only to apply if expressly agreed and stated in Box 37) 1. Specifications and Building Contract 1 and upon and after such acceptance, subject to Clause 69 (a) The Vessel shall be constructed in accordance with 2 1(d), the Charterers shall not be entitled to make any claim 70 the Building Contract (hereafter called “the Building 3 against the Owners in respect of any conditions, 71 Contract”) as annexed to this Charter, made between the 4 representations or warranties, whether express or implied, 72 Builders and the Owners and in accordance with the 5 as to the seaworthiness of the Vessel or in respect of delay 73 specifications and plans annexed thereto, such Building 6 in delivery. 74 Contract, specifications and plans having been counter- 7 (b) If for any reason other than a default by the Owners 75 signed as approved by the Charterers. 8 under the Building Contract, the Builders become entitled 76 (b) No change shall be made in the Building Contract or 9 under that Contract not to deliver the Vessel to the Owners, 77 in the specifications or plans of the Vessel as approved by 10 the Owners shall upon giving to the Charterers written 78 the Charterers as aforesaid, without the Charterers’ 11 notice of Builders becoming so entitled, be excused from 79 consent. 12 giving delivery of the Vessel to the Charterers and upon 80 (c) The Charterers shall have the right to send their 13 receipt of such notice by the Charterers this Charter shall 81 representative to the Builders’ Yard to inspect the Vessel 14 cease to have effect. 82 during the course of her construction to satisfy themselves 15 (c) If for any reason the Owners become entitled under 83 that construction is in accordance with such approved 16 the Building Contract to reject the Vessel the Owners shall, 84 specifications and plans as referred to under sub-clause 17 before exercising such right of rejection, consult the 85 (a) of this Clause. 18 Charterers and thereupon 86 (d) The Vessel shall be built in accordance with the 19 (i) if the Charterers do not wish to take delivery of the Vessel 87 Building Contract and shall be of the description set out 20 they shall inform the Owners within seven (7) running days 88 therein. Subject to the provisions of sub-clause 2(c)(ii) 21 by notice in writing and upon receipt by the Owners of such 89 hereunder, the Charterers shall be bound to accept the 22 notice this Charter shall cease to have effect; or 90 Vessel from the Owners, completed and constructed in 23 (ii) if the Charterers wish to take delivery of the Vessel 91 accordance with the Building Contract, on the date of 24 they may by notice in writing within seven (7) running days 92 delivery by the Builders. The Charterers undertake that 25 require the Owners to negotiate with the Builders as to the 93 having accepted the Vessel they will not thereafter raise 26 terms on which delivery should be taken and/or refrain from 94 any claims against the Owners in respect of the Vessel’s 27 exercising their right to rejection and upon receipt of such 95 performance or specification or defects, if any. 28 notice the Owners shall commence such negotiations and/ 96 Nevertheless, in respect of any repairs, replacements or 29 or take delivery of the Vessel from the Builders and deliver 97 defects which appear within the first 12 months from 30 her to the Charterers; 98 delivery by the Builders, the Owners shall endeavour to 31 (iii) in no circumstances shall the Charterers be entitled to 99 compel the Builders to repair, replace or remedy any defects 32 reject the Vessel unless the Owners are able to reject the 100 or to recover from the Builders any expenditure incurred in 33 Vessel from the Builders; 101 carrying out such repairs, replacements or remedies. 34 (iv) if this Charter terminates under sub-clause (b) or (c) of 102 However, the Owners’ liability to the Charterers shall be 35 this Clause, the Owners shall thereafter not be liable to the 103 limited to the extent the Owners have a valid claim against 36 Charterers for any claim under or arising out of this Charter 104 the Builders under the guarantee clause of the Building 37 or its termination. 105 Contract (a copy whereof has been supplied to the 38 (d) Any liquidated damages for delay in delivery under the 106 Charterers). The Charterers shall be bound to accept such 39 Building Contract and any costs incurred in pursuing a claim 107 sums as the Owners are reasonably able to recover under 40 therefor shall accrue to the account of the party stated in 108 this Clause and shall make no further claim on the Owners 41 Box 41(c) or if not filled in shall be shared equally between 109 for the difference between the amount(s) so recovered and 42 the parties. 110 the actual expenditure on repairs, replacement or 43 3. Guarantee Works 111 remedying defects or for any loss of time incurred. 44 If not otherwise agreed, the Owners authorise the 112 Any liquidated damages for physical defects or deficiencies 45 Charterers to arrange for the guarantee works to be 113 shall accrue to the account of the party stated in Box 41(a) 46 performed in accordance with the building contract terms, 114 or if not filled in shall be shared equally between the parties. 47 and hire to continue during the period of guarantee works. 115 The costs of pursuing a claim or claims against the Builders 48 The Charterers have to advise the Owners about the 116 under this Clause (including any liability to the Builders) 49 performance to the extent the Owners may request. 117 shall be borne by the party stated in Box 41(b) or if not 50 filled in shall be shared equally between the parties. 51 4. Name of Vessel 118 The name of the Vessel shall be mutually agreed between 119 2. Time and Place of Delivery 52 the Owners and the Charterers and the Vessel shall be 120 (a) Subject to the Vessel having completed her 53 painted in the colours, display the funnel insignia and fly 121 acceptance trials including trials of cargo equipment in 54 the house flag as required by the Charterers. 122 accordance with the Building Contract and specifications 55 to the satisfaction of the Charterers, the Owners shall give 56 5. Survey on Redelivery 123 and the Charterers shall take delivery of the Vessel afloat 57 The Owners and the Charterers shall appoint surveyors 124 when ready for delivery and properly documented at the 58 for the purpose of determining and agreeing in writing the 125 Builders’ Yard or some other safe and readily accessible 59 condition of the Vessel at the time of re-delivery. 126 dock, wharf or place as may be agreed between the parties 60 Without prejudice to Clause 15 (Part II), the Charterers 127 hereto and the Builders. Under the Building Contract the 61 shall bear all survey expenses and all other costs, if any, 128 Builders have estimated that the Vessel will be ready for 62 including the cost of docking and undocking, if required, 129 delivery to the Owners as therein provided but the delivery 63 as well as all repair costs incurred. The Charterers shall 130 date for the purpose of this Charter shall be the date when 64 also bear all loss of time spent in connection with any 131 the Vessel is in fact ready for delivery by the Builders after 65 docking and undocking as well as repairs, which shall be 132 completion of trials whether that be before or after as 66 paid at the rate of hire per day or pro rata. 133 indicated in the Building Contract. The Charterers shall not 67 be entitled to refuse acceptance of delivery of the Vessel 68 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART IV PART HIRE/PURCHASE AGREEMENT (Optional, only to apply if expressly agreed and stated in Box 42) On expiration of this Charter and provided the Charterers 1 In exchange for payment of the last month’s hire 28 have fulfilled their obligations according to Part I and II 2 instalment the Sellers shall furnish the Buyers with a 29 as well as Part III, if applicable, it is agreed, that on 3 Bill of Sale duly attested and legalized, together with a 30 payment of the final payment of hire as per Clause 11 4 certificate setting out the registered encumbrances, if 31 the Charterers have purchased the Vessel with 5 any. On delivery of the Vessel the Sellers shall provide 32 everything belonging to her and the Vessel is fully paid 6 for deletion of the Vessel from the Ship’s Register and 33 for. 7 deliver a certificate of deletion to the Buyers. 34 In the following paragraphs the Owners are referred to 8 The Sellers shall, at the time of delivery, hand to the 35 as the Sellers and the Charterers as the Buyers. 9 Buyers all classification certificates (for hull, engines, 36 anchors, chains, etc.), as well as all plans which may 37 The Vessel shall be delivered by the Sellers and taken 10 be in Sellers’ possession. 38 over by the Buyers on expiration of the Charter. 11 The Wireless Installation and Nautical Instruments, 39 The Sellers guarantee that the Vessel, at the time of 12 unless on hire, shall be included in the sale without any 40 delivery, is free from all encumbrances and maritime 13 extra payment. 41 liens or any debts whatsoever other than those arising 14 from anything done or not done by the Buyers or any 15 The Vessel with everything belonging to her shall be at 42 existing mortgage agreed not to be paid off by the time 16 Sellers’ risk and expense until she is delivered to the 43 of delivery. Should any claims, which have been incurred 17 Buyers, subject to the conditions of this Contract and 44 prior to the time of delivery be made against the Vessel, 18 the Vessel with everything belonging to her shall be 45 the Sellers hereby undertake to indemnify the Buyers 19 delivered and taken over as she is at the time of delivery, 46 against all consequences of such claims to the extent it 20 after which the Sellers shall have no responsibility for 47 can be proved that the Sellers are responsible for such 21 possible faults or deficiencies of any description. 48 claims. Any taxes, notarial, consular and other charges 22 The Buyers undertake to pay for the repatriation of the 49 and expenses connected with the purchase and 23 Master, officers and other personnel if appointed by the 50 registration under Buyers’ flag, shall be for Buyers’ 24 Sellers to the port where the Vessel entered the Bareboat 51 account. Any taxes, consular and other charges and 25 Charter as per Clause 3 (Part II) or to pay the equivalent 52 expenses connected with closing of the Sellers’ register, 26 cost for their journey to any other place. 53 shall be for Sellers’ account. 27 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

“BARECON 2001” Standard Bareboat Charter OPTIONAL PART PART V PROVISIONS TO APPLY FOR VESSELS REGISTERED IN A BAREBOAT CHARTER REGISTRY (Optional, only to apply if expressly agreed and stated in Box 43) 1. Definitions 1 3. Termination of Charter by Default 17 For the purpose of this PART V, the following terms shall 2 If the Vessel chartered under this Charter is registered 18 have the meanings hereby assigned to them: 3 in a Bareboat Charter Registry as stated in Box 44, and 19 “The Bareboat Charter Registry” shall mean the registry 4 if the Owners shall default in the payment of any amounts 20 of the State whose flag the Vessel will fly and in which 5 due under the mortgage(s) specified in Box 28, the 21 the Charterers are registered as the bareboat charterers 6 Charterers shall, if so required by the mortgagee, direct 22 during the period of the Bareboat Charter. 7 the Owners to re-register the Vessel in the Underlying 23 “The Underlying Registry” shall mean the registry of the 8 Registry as shown in Box 45. 24 state in which the Owners of the Vessel are registered 9 In the event of the Vessel being deleted from the 25 as Owners and to which jurisdiction and control of the 10 Bareboat Charter Registry as stated in Box 44, due to a 26 Vessel will revert upon termination of the Bareboat 11 default by the Owners in the payment of any amounts 27 Charter Registration. 12 due under the mortgage(s), the Charterers shall have 28 2. Mortgage 13 the right to terminate this Charter forthwith and without 29 The Vessel chartered under this Charter is financed by 14 prejudice to any other claim they may have against the 30 a mortgage and the provisions of Clause 12(b) (Part II) 15 Owners under this Charter. 31 shall apply. 16 This document is a computer generated BARECON 2001 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In event of any modification being made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense caused as a result of discrepancies between the original BIMCO approved document and this computer generated document.

Execution Version

ADDITIONAL CLAUSES TO BARECON 2001 DATED 25 MAY 2018

CLAUSE 32  – CHARTER PERIOD

32.1	For the avoidance of doubt, notwithstanding the fact that the Charter Period shall commence on the Commencement Date, this Charter shall be:

(a)	in full force and effect; and

(b)	valid, binding and enforceable against the parties hereto,

(c)	with effect from the date of this Charter until the end of the Charter Period (subject to the terms of this Charter).

32.2	The Charter Period shall, subject to the terms of this Charter, continue for a period of sixty (60) months from the Commencement Date.

CLAUSE 33  – CANCELLATION

33.1	If:

(a)	a Termination Event occurs prior to the delivery of the Vessel by the Charterers as sellers to Owners as buyers under the MOA;

(b)

it becomes unlawful for the Owners (as buyers) to perform or comply with any or all of their obligations under the MOA or any of the obligations of the Owners under the MOA are not or cease to be legal, valid, binding and enforceable; and/or

(c)	the MOA expires, is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason,

then this Charter shall immediately terminate and be cancelled (provided that any provision hereof expressed to survive such termination or cancellation shall so do in accordance with its terms) without the need for either of the Owners or the Charterers to take any action whatsoever provided that the Owners shall be entitled to retain all fees or amounts paid by the Charterers pursuant to Clause 41.1 and Clause 41.2(and without prejudice to Clause 41.1 or Clause 41.2 and if such fees or amounts have not been paid but are due and payable, the Charterers shall forthwith pay such fees or amounts to the Owners in accordance with Clause 41.1) and such payment and any default interest in relation thereto shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in entering into this Charter upon the terms and conditions contained herein and the MOA upon the terms and conditions contained therein, and shall therefore be paid as compensation to the Owners, provided that if such termination or cancellation is solely attributable to the Owners’ breach of their obligations under the Leasing Documents, any Total Loss or any incidents beyond the control of the Charterers (but in any case excluding, for the avoidance of doubt, any act or incident which has taken place after the occurrence of a Termination Event or Potential Termination Event), then the Charterers shall not be discharged from the payment obligations under Clause 41.1 and if any fee has been paid by the Charterers (and actually received by the Owners) prior to such termination or cancellation the Owners shall refund such fee to the Charterers (in any case without interest).

CLAUSE 34  – DELIVERY OF VESSEL

34.1

(a)	This Charter is part of a transaction involving the sale, purchase and charter back of the Vessel and constitutes one of the Leasing Documents.

(b)

Prior to the Owners’ prepositioning of the Relevant Amount on the Prepositioning Date in accordance with clause 19(b) of the MOA, the Charterers shall in advance provide the Owners with the documents or evidence set out in Part A of Schedule II in form and substance satisfactory to the Owners.

(c)	The obligation of the Owners to charter the Vessel to the Charterers hereunder is subject to and conditional upon:

(i)

the delivery of the Vessel by the Charterers as sellers to the Owners as buyers in accordance with the terms of the MOA with such Delivery occurring on or before the Cancelling Date(and, for the purposes of this Charter, the Vessel shall be deemed delivered to the Charterers simultaneously with delivery of the Vessel to the Owners pursuant to the MOA);

(ii)	no Potential Termination Event or Termination Event having occurred and being continuing as at the Commencement Date;

(iii)	the representations and warranties contained in Clause 45 being true and correct on the date of this Charter and each day thereafter until and including the last day of the Charter Period;

(iv)	the Owners having received from the Charterers:

(A)	on or prior to Delivery, the documents or evidence set out in Part B of Schedule II in form and substance satisfactory to them; and

(B)	after Delivery, the documents or evidence set out in Part C of Schedule II in form and substance satisfactory to them within the time periods set out thereunder;

and if any of the documents listed in sub-paragraph (iv) above are not in the English language then they shall be accompanied by a certified English translation.

34.2

The conditions precedent or conditions subsequent specified in Clause (b)(iv) are inserted for the sole benefit of the Owners and may be waived or deferred in whole or in part and with or without conditions by the Owners.

34.3

On delivery to and acceptance by the Owners of the Vessel under the MOA from the Charterers as sellers and subject to the provisions of this Clause 34, the Vessel shall be deemed to have been delivered to, and accepted without reservation by, the Charterers under this Charter and the Charterers shall become and be entitled to the possession and use of the Vessel on and subject to the terms and conditions of this Charter.

34.4

On Delivery, as evidence of the commencement of the Charter Period the Charterers shall sign and deliver to the Owners the Acceptance Certificate. Without prejudice to this Clause 34.4, the Charterers shall be deemed to have accepted the Vessel under this Charter and the commencement of the Charter Period having started, on Delivery even if for whatever reason, the Acceptance Certificate is not signed and/or the Charterers do not take actual possession of the Vessel at that time.

34.5

Save where any of the events set out under Clause 44.1(f)(iv), (v), (vi) and (viii) below applies in relation to the Owners (and in the absence of a Termination Event or Potential Termination Event having occurred at the same time), the Charterers shall not be entitled for any reason whatsoever to refuse to accept delivery of the Vessel under this Charter once the Vessel has been delivered to and accepted by the Owners under the MOA from the Charterers as sellers, and the Owners shall not be liable for any losses, costs or expenses whatsoever or howsoever arising including, without limitation, any loss of profit or any loss or otherwise:

(a)	resulting directly or indirectly from any defect or alleged defect in the Vessel or any failure of the Vessel; or

(b)	arising from any delay in the commencement of the Charter Period or any failure of the Charter Period to commence.

34.6

The Owners will not and shall not be obliged to deliver the Vessel to the Charterers with any bunkers and unused lubricating oils and greases (whether in storage tanks and unopened drums or otherwise) except such items (including bunkers, lubricating oils, unbroached provisions, paints, ropes and other consumable stores) as are on the Vessel on Delivery.

34.7	The Charterers shall, following the Owners’ delivery of items on board the Vessel on Delivery pursuant to Clause 34.6, keep all such items on board the Vessel for the Charterers’ own use.

CLAUSE 35  – QUIET ENJOYMENT

35.1

Provided that no Potential Termination Event or Termination Event has occurred pursuant to the terms of this Charter, the Owners hereby agree not to disturb or interfere (or instruct or authorise another party to disturb or interfere) with the Charterers’ lawful use, possession and quiet enjoyment of the Vessel during the Charter Period.

35.2

The Owners shall use best endeavors to procure that their financier(s) enter into a Quiet Enjoyment Agreement with the Charterers on such terms as may be mutually agreed between the Owners, the Owners’ financier(s) and the Charterers.

35.3	Subject to Clause 35.1 above, the Charterers acknowledge that, at any time during the Charter Period:

(a)

the Owners are entitled to enter into certain funding arrangements with their financier(s), (the “Mortgagee”), in order to finance in part or in full of the Purchase Price (such financing amount not to exceed the Outstanding Principal Balance at the relevant time), which funding arrangements may be secured, inter alia, by the relevant Financial Instruments;

(b)	the Owners may do any of the following as security for the funding arrangements referred to in paragraph (a) above, in each case without consent of the Charterers:

(i)	execute a ship mortgage over the Vessel or any other Financial Instrument in favour of a Mortgagee;

(ii)	assign their rights and interests to, in or in connection with this Charter and any other Leasing Document in favour of that Mortgagee;

(iii)	assign their rights and interests to, in or in connection with the Insurances, the Earnings and the Requisition Compensation of the Vessel in favour of that Mortgagee; and

(iv)

enter into any other document or arrangement which is necessary to give effect to such financing arrangements (including without limitation creating or permitting the creation of any Security Interests over the direct or indirect equity interests or shares of the Owners); and

(c)

the Charterers undertake to comply, and provide such information and documents reasonably required to enable the Owners to comply, with all such instructions or directions in regard to the employment, insurances, operation, repairs and maintenance of the Vessel as laid down in any Financial Instrument or as may be directed from to time during the currency of this Charter by the Mortgagee in conformity with any Financial Instrument. The Charterers further agree and acknowledge all relevant terms, conditions and provisions of each Financial Instrument (if any) and agree to acknowledge this in writing in any form that may be reasonably required by the Mortgagee.

CLAUSE 36  – CHARTERHIRE AND DEPOSIT

36.1

In consideration of the Owners agreeing to charter the Vessel to the Charterers under this Charter at the request of the Charterers, the Charterers hereby irrevocably and unconditionally agree to pay to the Owners, the Charterhire, the Deposit, and the Purchase Obligation Price or, as the case may be, the Purchase Option Price.

36.2

The Charterers shall pay an amount in Dollars equivalent to the Deposit Amount as the deposit (the “Deposit”) to the Owners at least three (3) Business Days prior to the Commencement Date (the “Deposit Date”) to an account nominated by the Owners and notified to the Charterers reasonably prior to the Deposit Date without set off. The Owners may, in their absolute discretion, either refrain from applying the Deposit (or any part of the Deposit) held or apply the same in such manner and order as they see fit upon the occurrence of any Termination Event towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document (including without limitation, the Charterhire, the Termination Purchase Price, the Purchase Option Price and the Purchase Obligation Price) (any amount so applied by the Owners, the “Applied Amount”) and the Charterers shall immediately and in any event within ten (10) days upon Owners’ demand pay to the Owners an amount in Dollars equivalent to the Applied Amount so that at all time the Deposit held by the Owners is not less than the Deposit Amount (for the avoidance of doubt any amount paid by the Charterers to the Owners in respect of any Applied Amount pursuant to this Clause 36.2 shall constitute part of the Deposit ). The Deposit (after deducting any payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Documents) shall be refunded to the Charterers (in any case without interest) upon irrevocable payment in full of all amounts due and payable under the Leasing Documents. The Deposit paid to the Owners shall be in the possession and ownership of the Owners until the Deposit is refunded in accordance with this Clause 36.2. For the avoidance of doubt, if the Owners, upon the, occurrence of any Termination Event,elect to apply the Deposit or any part of the Deposit towards payment of any sums due and payable by the Charterers and/or any Relevant Party and/or the Approved Manager under any Leasing Document, any shortfall of such due and payable amount not satisfied by the application of the Deposit (or part of the Deposit) shall remain outstanding payment obligations of the Charterers, such Relevant Party or the Approved Manager (as the case may be).

36.3

Subject to the terms of this Clause 36, the Charterers shall pay the Charterhire monthly in arrears in sixty (60) consecutive instalments to the Owners under this Charter with the first instalment of the Charterhire payable on the date falling one (1) month after the Commencement Date and the final instalment of the Charterhire payable on the last day of the Charter Period.

36.4

The Vessel shall not at any time be deemed off-hire and the Charterers’ obligation to pay all Charterhire, the Deposit and other amounts payable under the Leasing Documents shall be absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any nature whatsoever including but not limited to:

(a)	any set-off, counterclaim, recoupment, defence, claim or other right which the Charterers may at any time have against the Owners or any other person for any reason whatsoever including, without limitation, any act, omission or breach on the part of the Owners under this Charter or any other agreement at any time existing between the Owners and the Charterers;

(b)

any change, extension, indulgence or other act or omission in respect of any indebtedness or obligation of the Charterers, or any sale, exchange, release or surrender of, or other dealing in, any security for any such indebtedness or obligation;

(c)	any title defect or encumbrance or any dispossession of the Vessel by title paramount or otherwise;

(d)	any defect in the seaworthiness, condition, value, design, merchantability, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade;

(e)	the Total Loss or any damage to or forfeiture or court marshall’s or other sale of the Vessel;

(f)

any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel or any restriction or prevention of or interference with or interruption or cessation in, the use or possession thereof by the Charterers;

(g)	any insolvency, bankruptcy, reorganization, arrangement, readjustment, dissolution, liquidation or similar proceedings by or against the Charterers;

(h)

any invalidity, unenforceability, lack of due authorization or other defects, or any failure or delay in performing or complying with any of the terms and provisions of this Charter or the other Leasing Documents by any party to this Charter or any other person;

(i)	any enforcement or attempted enforcement by the Owners of their rights under this Charter or any of the Leasing Documents executed or to be executed pursuant to this Charter; or

(j)

any loss of use of the Vessel due to deficiency or default or strike of officers or crew, fire, breakdown, damage, accident, defective cargo or any other cause which would or might but for this provision have the effect of terminating or in any way affecting any obligation of the Charterers under this Charter.

36.5	Time of payment of the Charterhire, the Deposit and other payments by the Charterers shall be of the essence of this Charter and the other Leasing Documents.

36.6

All payments of the Charterhire, the Deposit and any other amounts payable under the Leasing Documents shall be made in Dollars and shall be received by the Owners in same day available funds and by not later than 6:00pm (Shanghai time) on the due date thereof.

36.7	All Charterhire and any moneys payable hereunder shall be payable by the Charterers to the Owners to such account as the Owners may notify the Charterers in writing.

36.8	Payment of the Charterhire and any other amounts payable under the Leasing Documents shall be at the Charterers’ risk until receipt by the Owners.

36.9

All stamp duty, value added tax, withholding or other taxes (not including taxes levied on the income of the Owners) and import and export duties and all other similar types of charges which may be levied or assessed on or in connection with:

(a)	the operation of this Charter in respect of the hire and all other payments to be made pursuant to this Charter and the remittance thereof to the Owners; and

(b)	the import, export, purchase, delivery and re-delivery of the Vessel,

shall be borne by the Charterers. The Charterers shall pay, if applicable, value added tax and other similar tax levied on any Charterhire and the Deposit and other payments payable under this Charter by addition to, and at the time of payment of, such amounts.

36.10

If the Charterers fail to make any payment due under this Charter on the due date, they shall pay interest on such late payment at the default rate of seven per cent. (7%) per annum from the date on which such payment became due until the date of payment thereof.

36.11

All default interest and any other payments under this Charter which are of an annual or periodic nature shall accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a 360 day year.

36.12	Any payment which is due to be made on a day which is not a Business Day, shall be made on the preceding Business Day in the same calendar month.

36.13	Any payment of the Termination Purchase Price, the Purchase Obligation Price or the Purchase Option Price (as the case may be) shall be made together with any other amount payable under this Charter.

CLAUSE 37  – POSSESSION OF VESSEL

37.1

The Charterers shall not, without the prior written consent of the Owners, assign, mortgage or pledge the Vessel or any interest therein, its Earnings, Insurances, any Requisition Compensation and/or its rights or interests under any Approved Subcharter and shall not permit the creation of any Security Interest thereon other than the Permitted Security Interests.

37.2

The Charterers shall promptly notify any party including any Approved Subcharterer (as the Owners may request), in writing that the Vessel is the property of the Owners and the Charterers shall provide the Owners with a copy of such written notification and reasonably satisfactory evidence that such party has received such written notification.

37.3

Other than in the circumstances specified in Clause 37.4, if the Vessel is arrested, seized, impounded, forfeited, detained or taken out of their possession or control (whether or not pursuant to any distress, execution or other legal process but other than due to piracy events which are insured against pursuant to Clause 38), the Charterers shall immediately act to procure the prompt release of the Vessel (whether by providing bail or procuring the provision of security or otherwise do such lawful things as the circumstances may require) and shall (if it will or is likely to exceed five (5) days) immediately notify the Owners of such event and shall indemnify the Owners against all losses, documented costs or documented charges incurred by the Owners by reason thereof in re-taking possession or otherwise in re-acquiring the Vessel. Without prejudice to the generality of the foregoing, the Charterers agree to indemnify the Owners against all consequences or liabilities arising from the master, officers or agents signing bills of lading or other documents.

37.4

If the Vessel is arrested or otherwise detained solely because of the Owners’ direct actions or omissions and for reasons which are not in any part a consequence of a Relevant Person’s (or its affiliate’s) contributory negligence and/or wilful misconduct, the Owners shall at their own expense take all reasonable steps to procure that within a reasonable time the Vessel is released, including the provision of bail.

37.5

The Charterers shall pay and discharge or cause any Approved Subcharterer to pay and discharge all obligations and liabilities whatsoever which have given or may give rise to liens on or claims enforceable against the Vessel and take all steps to prevent (and in connection with procuring any Approved Subcharterer who is an Affiliate of the Charterers in doing the above, to use the best endeavors to procure such Approved Subcharterer to prevent and in connection with procuring any Approved Subcharterer who is not an Affiliate of the Charterers

in doing the above, to take all reasonable steps to procure such Approved Subcharterer to prevent) an arrest (threatened or otherwise) of the Vessel.

Clause 38  – INSURANCE

38.1	The Charterers shall procure that insurances are effected in form and substance satisfactory to the Owners:

(a)	in Dollars;

(b)

in the case of fire and usual hull and machinery, marine risks and war risks (including blocking and trapping), on an agreed value basis in an amount (taking into account any increased value for up to 33% of such cover and of the following mentioned amount) of at least the higher of (i) 120% of the then Outstanding Principal Balance and (ii) the Market Value of the Vessel;

(c)

in the case of oil pollution liability risks for the Vessel, for an aggregate amount equal to the highest level of cover from time to time available under protection and indemnity club entry and in the international marine insurance market and for an amount of not less than $1,000,000,000; and

(d)	in relation to protection and indemnity risks in respect of the full tonnage of the Vessel;

(e)

through approved brokers and with first class international insurers and/or underwriters reasonably acceptable to the Owners (including having a Standard & Poor’s rating of BBB+ or above, a Moody’s rating of A or above or an AM Best rating of A- or above) or, in the case of war risks and protection and indemnity risks, in a war risks and protection and indemnity risks associations reasonably acceptable to the Owners (including being a member of the International Group of Protection and Indemnity Clubs); and

(f)	on no less favourable terms which the Charterers may be under an obligation (if any) to maintain under the terms of any Approved Subcharter.

38.2	In addition to the terms set out in Clause 13(a), the Charterers shall procure that the obligatory insurances shall:

(a)

subject always to paragraph (ii), name the Charterers, the Approved Manager and the Owners (at their option and, if required by the Owners, the Owners’ financiers) as the only named assureds unless the interest of every other named assured or co-assured is limited:

(ii)	in respect of any obligatory insurances for hull and machinery and war risks;

(1)	to any provable out-of-pocket expenses that they have incurred and which form part of any recoverable claim on underwriters; and

(2)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against them); and

(iii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries they are entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against them, and every other named assured or co-assured has undertaken in writing to the Owners or their financiers reasonably that any deductible shall be apportioned between the Charterers and every other named assured or co-assured in proportion to the gross claims made by or paid to each of them and that they shall do all things necessary and provide all documents, evidence and information to enable the Owners and their financiers (if any) in accordance with the terms of the loss payable clause, to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)	whenever a financier of the Owners requires:

(i)

in respect of fire and other usual marine risks and war risks, name (or be amended to name) the same as additional named assured for their rights and interests, warranted no operational interest and with full waiver of rights of subrogation against such financiers, but without such financiers thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance;

(ii)

in relation to protection and indemnity risks, name (or be amended to name) the same as additional insured or co-assured for their rights and interests to the extent permissible under the relevant protection and indemnity club rules; and

(iii)

name the Owners’ financiers (as applicable) and the Owners (as applicable) as the first ranking loss payee and the second ranking loss payee respectively (and in the absence of any financiers, the Owners as first ranking loss payee) in accordance with the terms of the relevant loss payable clauses approved by the Owners’ financiers and the Owners (such approval not to be unreasonably withheld) with such directions for payment in accordance with the terms of such relevant loss payable clause, as the Owners and their financiers (if any) may specify;

(c)

provide that all payments by or on behalf of the insurers under the obligatory insurances to the Owners and/or their financiers (as applicable) shall be made without set-off, counterclaim or deductions or condition whatsoever;

(d)	provide that such obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Owners or their financiers (if any);

(e)	provide that the Owners and/or their financiers (if any) may make proof of loss if the Charterers fail to do so; and

(f)

provide that if any obligatory insurance is cancelled, or if any substantial change is made in the coverage which adversely affects the interest of the Owners , or if any obligatory insurance is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective with respect to the Owners and/or their financiers (if any) for fourteen (14) days (or seven (7) days in the case of war risks), or such other period as may be agreed by the Owners and/or their financiers (if any), after receipt by the Owners and/or their financiers (if any) of prior written notice from the insurers of such cancellation, change or lapse.

38.3	The Charterers shall:

(a)

at least fourteen (14) days prior to Delivery (or such shorter period agreed by the parties), notify in writing the Owners (copied to their financiers (if any)) of the terms and conditions of all Insurances;

(b)

at least fourteen (14) days before the expiry of any obligatory insurance notify the Owners (copied to their financiers (if any)) of the brokers (or other insurers) and any protection and indemnity or war risks association through or with whom the Charterers propose to renew that obligatory insurance and of the proposed terms of renewal and obtain the Owners’ approval (such approval not to be unreasonably withheld and who shall have regard to the requirements as to insurance cover required under the provisions of this Clause 38);

(c)

at least seven (7) days before the expiry of any obligatory insurance, procure that such obligatory insurance is renewed or to be renewed on its expiry date in accordance with the provisions of this Charter;

(d)

procure that the approved brokers and/or the war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal or the effective date of the new insurance and protection and indemnity cover notify the Owners (copied to their financiers (if any)) in writing of the terms and conditions of the renewal; and

(e)

as soon as practicable after the expiry of any obligatory insurance, deliver to the Owners a letter of undertaking as required by this Charter in respect of such Insurances for the Vessel as renewed pursuant to this Clause 38.3 together with copies of the relevant policies or cover notes or entry certificates duly endorsed with the interest of the Owners and/or their financiers (if any).

38.4

The Charterers shall ensure that all insurance companies and/or underwriters, and/or (if any) insurance brokers provide the Owners with all copies of policies, cover notes and certificates of entry (originals where so requested by the Owners following the occurrence of a Termination Event or Potential Termination Event) relating to the obligatory insurances which they are to effect or renew and of a letter or letters or undertaking in a form required by the Owners and/or the Owners’ financiers (which the Charterers shall procure the relevant insurance companies, underwriters and/or insurance brokers to provide upon renewal or receipt of the insurance companies, underwriters and/of insurance brokers of an executed notice of assignment). Such letter or letters of undertaking shall include undertakings by the insurance companies and/or underwriters that:

(a)	they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of this Charter and the Financial Instruments;

(b)	they will hold the benefit of such policies and such insurances, to the order of the Owners and/or their financiers (if any) and/or such other party in accordance with the said loss payable clause;

(c)	they will advise the Owners and their financiers (if any) promptly of any material change to the terms of the obligatory insurances of which they are aware;

(d)

(i) they will indicate in the letters of undertaking that they will immediately notify the Owners and their financiers (if any) when any cancellation, charge or lapse of the relevant obligatory insurance occur and (ii) following a written application from the Owners and/or their financiers (if any) not later than one (1) month before the expiry of the obligatory insurances they will notify the Owners and their financiers (if any) not less than fourteen (14) days before the expiry of the obligatory insurances, in the event of their not having received notice of renewal instructions from the Charterers and, in the event of their receiving instructions to renew, they will promptly notify the Owners and their financiers (if any) of the terms of the instructions; and

(e)

if any of the obligatory insurances form part of any fleet cover, the Charterers shall use best endeavours to procure that the insurance broker(s), or leading insurer, as the case may be, undertakes to the Owners and their financiers (if any) that such insurance broker or insurer will not set off against any sum recoverable in respect of a claim relating to the Vessel under such obligatory insurances any premiums due in respect of any other vessel under any fleet cover of which the Vessel forms a part or any premium due for other insurances, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums, and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts, and will arrange for a separate policy to be issued in respect of the Vessel forthwith upon being so requested by the Owners and/or their financiers (if any) and where practicable.

38.5	The Charterers shall ensure that any protection and indemnity and/or war risks associations in which the Vessel is entered provides the Owners with and their financiers (if any):

(a)	a copy of the certificate of entry for the Vessel as soon as such certificate of entry is issued;

(b)

a letter or letters of undertaking in such form as may be required by the Owners or in such association’s standard form (following the relevant association’s receipt of an executed notice of assignment upon the effecting or renewal of insurances); and

(c)	a copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to the Vessel.

38.6	The Charterers shall ensure that all policies relating to obligatory insurances are deposited with the approved brokers through which the insurances are effected or renewed.

38.7	The Charterers shall procure that all premiums or other sums payable in respect of the obligatory insurances are punctually paid and produce all relevant receipts when so required by the Owners.

38.8	The Charterers shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

38.9

The Charterers shall neither do nor omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part; and, in particular:

(a)

the Charterers shall procure that all necessary action is taken and all requirements are complied with which may from time to time be applicable to the obligatory insurances, and (without limiting the obligations contained in this Clause) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Owners have not given their prior approval (unless such exclusions or qualifications are made in accordance with the rules of a protection and indemnity association which is a member of the International Group of protection and indemnity associations), such approval not to be unreasonably withheld;

(b)

the Charterers shall not make or permit any changes relating to the classification or classification society or manager or operator of the Vessel unless such changes have first been approved by the underwriters of the obligatory insurances or the Owners (such approval not to be unreasonably withheld by the Owners’ but always subject to the Owners receiving credit approval on such changes);

(c)

as may be applicable, the Charterers shall procure that all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Vessel is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation) are made and the Charterers shall promptly provide the Owners with copies of such declarations and a copy of the certificate of financial responsibility; and

(d)

the Charterers shall not employ the Vessel, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

38.10

The Charterers shall not make or agree to any material alteration to the terms of any obligatory insurance nor waive any right relating to any obligatory insurance without the prior written consent of the Owners (such consent to only be required where such amendment or waiver adversely affects or potentially adversely affects the Owners’ interests under the Leasing Documents and which is not to be unreasonably withheld or delayed).

In this Clause 38.10 “material” alterations shall include, without limitation, change of identity of the beneficiaries under such insurances, reduction to the insured amount, limitation on the scope of the cover and any other amendment which would cause a breach under the terms of this Charter, any other Leasing Document or any Approved Subcharter.

38.11

The Charterers shall not settle, compromise or abandon any claim under any obligatory insurance for a Total Loss or for a Major Casualty, and shall do all things necessary and provide all documents, evidence and information to enable the Owners to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

38.12	The Charterers shall provide the Owners, promptly upon the Owners’ written request, copies of:

(a)	all communications between the Charterers and:

(i)	the approved brokers; and

(ii)	the approved protection and indemnity and/or war risks associations; and

(iii)	the approved international insurers and/or underwriters, which relate directly or indirectly to:

(A)	the Charterers’ obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and

(B)

any credit arrangements made between the Charterers and any of the persons referred to in paragraphs (i) or (ii) relating wholly or partly to the effecting or maintenance of the obligatory insurances; and

any communication with all parties involved in case of a claim under any of the Vessel’s insurances.

38.13	The Charterers shall promptly provide the Owners (or any persons which they may designate) with any information which the Owners reasonably request for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or

(b)	effecting, maintaining or renewing any such insurances as are referred to in Clause 13(a) or dealing with or considering any matters relating to any such insurances.

38.14

If one or more of the obligatory insurances are not effected and maintained with first class international insurers or are effected with an insurance or captive subsidiary of the Owners or the Charterers, then the Charterers shall procure, at their own expense, that the relevant insurers maintain in full force and effect facultative reinsurances with reinsurers and through brokers, in each case, of recognised standing and acceptable in all respects to the Owners. Any reinsurance policy shall include, if and when permitted by law, a cut-through clause in a form acceptable to the Owners. The Charterers shall procure that underwriters of the primary insurances assign each reinsurance to the relevant financiers in full, if required.

(a)

The Charterers shall upon demand fully indemnify the Owners in respect of all premiums and other expenses which are reasonably incurred by (i) the Owners in connection with or with a view to effecting, maintaining or renewing an innocent owners’ interest insurance, mortgagee’s interest insurance and a lessor’s/mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel and/or (ii) the financier(s) of the Owners (if any) in connection with or with a view to effecting, maintaining or renewing a mortgagee’s interest insurance and a mortgagee’s additional perils (pollution) insurance that is taken out in respect of the Vessel, in each case, with the Charterers’ insurance brokers as approved by the Owners (in their sole discretion) and provided that the Charterers shall provide the Owners, as soon as these are dispatched, with copies of all communications between the Charterers and such insurance brokers. In each case, the amount of the cover under the insurances referred to this Clause (a) shall be equal to at least the higher of (i) 120% of the Outstanding Principal Balance and (ii) the Market Value of the Vessel.

38.15

The Charterers shall be solely responsible for and indemnify the Owners in respect of all loss or damage to the Vessel (insofar as the Owners shall not be reimbursed by the proceeds of any insurance in respect thereof) however caused occurring at any time or times before physical possession thereof is retaken by the Owners, reasonable wear and tear to the Vessel only excepted.

38.16	The Charterers shall:

(a)

reimburse the Owners any expenses incurred by the Owners in obtaining the reports described in Clause 38.13 (provided that such reimbursement obligation does not arise for the second or subsequent report obtained for any given 12-month period); and

(b)	procure that there is delivered to the brokers, insurers, underwriters, associations described in Clause 38.1(e) such information in relation to the Insurances as they may require.

38.17

The Charterers shall keep the Vessel insured at their expense against such other risks which the Owners or their financiers (if any) consider reasonable for a prudent shipowner or operator to insure against at the relevant time (as notified by the Owners) and which are, at that time, generally insured against by owners or operators of vessels similar to the Vessel.

38.18

The Charterers shall, in the event that the Approved Manager makes a claim under any obligatory insurances taken out in connection with this Clause 38 but is unable to or otherwise fails to pay in full any deductible in connection with such claim (in an amount as apportioned between the Charterers and every other assured in proportion to the gross claims made by or paid to each of them), pay such shortfall in deductible payable on behalf of the Approved Manager.

CLAUSE 39  – WARRANTIES RELATING TO VESSEL

39.1

It is expressly agreed and acknowledged that the Owners are not the manufacturer or original supplier of the Vessel which has been purchased by the Owners from the Charterers as sellers pursuant to the MOA for the purpose of then chartering the Vessel to the Charterers hereunder and that no condition, term, warranty or representation of any kind is or has been given to the Charterers by or on behalf of the Owners in respect of the Vessel (or any part thereof).

39.2

All conditions, terms or warranties express or implied by the law relating to the specifications, quality, description, merchantability or fitness for any purpose of the Vessel (or any part thereof) or otherwise are hereby expressly excluded.

39.3

The Charterers agree and acknowledge that the Owners shall not be liable for any claim, loss, damage, expense or other liability of any kind or nature caused directly or indirectly by the Vessel or by any inadequacy thereof or the use or performance thereof or any repairs thereto or servicing thereof and the Charterers shall not by reason thereof be released from any liability to pay any Charterhire or other payment due under this Charter or the other Leasing Documents.

CLAUSE 40  – TERMINATION, REDELIVERY AND TOTAL LOSS

40.1	If the Termination Purchase Price becomes payable in accordance with Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2, the same shall (in each case) be payable in consideration of the purchase and transfer of the legal and beneficial title of the Vessel pursuant to Clause 40.4 and it is hereby agreed by the parties hereto that payment of the Termination Purchase Price shall not be construed as a penalty but shall represent an agreed estimate of the loss and damage suffered by the Owners in buying the Vessel and entering into this Charter upon the terms and conditions contained herein, in each case, at the request of the Charterers and shall therefore be paid as compensation to the Owners for early termination and acquisition of the Vessel by the Charterers.

40.2	Upon irrevocable receipt of the Termination Purchase Price by the Owners pursuant to Clause 40.1 in full, this Charter shall terminate.

40.3

(a)	If the Charterers fail to make any payment of the Termination Purchase Price on the due date thereof,

(i)	Clauses 36.10 and 36.11 shall apply;

(ii)

the Charterers’ right to possess and operate the Vessel shall immediately cease and (without in any way affecting the Charterers’ obligation to pay the Termination Purchase Price ) the Charterers shall, upon the Owners’ request (at Owners’ sole discretion), be obliged to immediately (and at the Charterers’ own cost) redeliver the Vessel to the Owners at such ready and nearest safe port as the Owners may require; further and for the avoidance of doubt, the Owners shall be entitled (at Owners’ sole discretion) to operate the Vessel as they may require and may create whatsoever interests thereon, including without limitation charterparties or any other form of employment contracts (“Post-enforcement Interests”);

(iii)	the Owners shall be entitled (at Owners’ sole discretion) to sell the Vessel on terms they deem fit (an “Owners’ Sale”); and

(iv)	the Owners shall be entitled to terminating this Charter upon service of a prior written notice to the Charterers.

(b)

Prior to effecting an Owners’ Sale, the Owners shall notify the Charterers in writing and the Charterers may within seven (7) Business Days thereafter submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a purchaser offering by way of a firm offer (subject to customary closing conditions and Owners’ investigation on know your client issues) (a “Charterers’ Offers”) an amount at least equal to the higher of (i) the purchase price contemplated by the Owners’ Sale and (ii) the then current amount of the Termination Purchase Price in either case following which the Owners will use reasonable endearvours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(c)

Without prejudice to the other provisions of this Clause 40.3, the Charterers may at any time following the occurrence of any event set out in Clause 44.2, Clause 44.3, Clause 44A.1 or Clause 44A.2 (as the case may be) submit to the Owners evidence (to the satisfaction of the Owners, acting reasonably) of a Charterers’ Offer in an amount at least equal to the then current amount of the Termination Purchase price in which case the Owners will use reasonable endeavours to enter into a memorandum of agreement (in a form acceptable to the Owners and the relevant counterparty buyer) pursuant to such Charterers’ Offer.

(d)	The proceeds of any sale of the Vessel pursuant to Clause 40.3(a)(iii) shall be applied:

(i)	first, towards the Owners’ documented costs incurred in relation to such sale;

(ii)	second, towards payment of the outstanding Termination Purchase Price and other sums then due and payable to the Owners under the Leasing Documents; and

(iii)

third, any remaining balance to be paid to the Charterers subject to all actual and/or contingent liabilities incurred under any of the Leasing Documents being fully discharged; provided also in the case of an Owners’ Sale that if such proceeds are not in an amount sufficient to discharge in full the aggregate amounts due to the Owners under (i) and (ii), the Charterers shall continue to be liable for the shortfall.

40.4

Concurrently with the Owners receiving irrevocable payment of the Termination Purchase Price in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss or where ownership has already been or agreed to be transferred pursuant to Clause 40.3) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and, for the avoidance of doubt but without prejudice to Clause 49.1(b), subject to any Post-enforcement Interests), and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and (b)), to the Charterers (or their nominees) and shall (at the cost of the Charterers) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to Charterers (or their nominees) (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

40.5

The Charterers hereby undertake to indemnify the Owners against any claims incurred in relation to the Vessel as a result of the Charterers’ action or performance prior to such transfer of ownership. Any taxes, notarial, consular and other costs, charges and expenses connected with closing of the Owners’ register shall be for the Charterers’ account.

40.6

If the Charterers are required to redeliver the Vessel to the Owners pursuant to Clause 40.3, the Charterers shall ensure that the Vessel shall, at the time of redelivery to the Owners (at Charterers’ cost and expense):

(a)	be in compliance with its Insurances;

(b)

be in an equivalent classification as she was as at the Commencement Date without any outstanding recommendation or condition, and with valid, unextended certificates for not less than three (3) months and free of average damage affecting the Vessel’s classification and in the same or as good structure, state, condition and classification as that in which she was deemed on the Commencement Date, fair wear and tear not affecting the Vessel’s classification excepted;

(c)

have passed her 5-year and if applicable, 10-year special surveys, and subsequent second intermediate surveys and drydock at the Charterers’ time and expense without any condition or outstanding issue and to the satisfaction of the Classification Society and with all the Vessel’s classification, trading, national and international certificates that the Vessel had when she was delivered under this Charter and the log book and whatsoever necessary relating to the operation of the Vessel, valid and un-extended without conditions or recommendation falling due;

(d)	have her survey cycles up to date and trading and classification certificate valid for at least six (6) months;

(e)

be redelivered to the Owners together with all spare parts and spare equipment as were on board at the time of Delivery and to the extent not already expended in the operation of the Vessel, and any such spare parts and spare equipment on board at the time of re-delivery shall be taken over by the Owners free of charge;

(f)

be free of any Security Interest (save for the Security Interests granted pursuant to the Financial Instruments) and the Charterer shall use their best endeavours to procure that the Vessel is free of any cargo;

(g)

be redelivered to the Owners together with all material information generated during the Charter Period in respect of the use, possession, operation, navigation, utilization of lubricating oil and the physical condition of the Vessel, whether or not such information is contained in the Charterers’ equipment, computer or property;

(h)	be free of any charter (unless the Owners wish to retain the continuance of any then existing charter;

(i)	be free of officers and crew (unless otherwise agreed by the Owners);

(j)	shall have had her underwater parts treated with ample anti-fouling to last for the ensuing period up to the next scheduled dry docking of the Vessel; and

(k)

be in compliance with all laws or regulations relating to the Vessel then applicable, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry at the time of redelivery

40.7

The Owners shall, at the time of the redelivery of the Vessel, take over all bunkers, lubricating oil, unbroached provisions, paints, ropes and other consumable stores in the Vessel at no cost to the Owners.

40.8	If the Vessel, for any reason, becomes a Total Loss after Delivery, the Charterers shall pay the Termination Purchase Price to the Owners on the earlier of:

(a)	the date falling one hundred and twenty (120) days after such Total Loss has occurred; and

(b)	the date of receipt by the Owners and/or their financiers (if any), in accordance with the terms of the relevant loss payable clause, of the proceeds of insurance relating to such Total Loss,

provided that it is hereby agreed that any insurance proceeds in respect of the Vessel received by the Owners and/or their financiers (if any) shall be applied in or towards discharging the Charterers’ obligation to pay the Termination Purchase Price and any interest accrued thereon (and such application shall be deemed satisfaction of the Charterers’ obligation to pay the Termination Purchase Price to the extent so satisfied) and in the event that the insurance proceeds received from the insurers exceed the Termination Purchase Price due (and any interest accrued thereon), the excess shall be firstly paid towards satisfying any amounts outstanding and owing by the Charterers or any Other Charterers any of their Affiliates under any Other Charters pro rata and thereafter paid to the Charterers by way of rebate of hire.

For the avoidance of doubt, in the event that the Vessel becomes a Total Loss:

(A)

payment of the Charterhire and all other sums payable under the Leasing Documents during such period shall continue to be made by the Charterers in accordance with the terms thereof unless and until the Owners receive in full the Termination Purchase Price;

(B)

should insurance proceeds be received by the Owners from the insurers, the Charterers’ obligations to pay the Termination Purchase Price shall be accordingly reduced by an amount corresponding to such insurance proceeds but in the event that such insurance proceeds are less than the amount of the Termination Purchase Price together with any interest accrued thereon, the Charterers shall remain obliged to pay to the Owners the balance so that the full amount of the Termination Purchase Price due together with any interest accrued thereon is received by the Owners; and

(C)

the obligation of the Charterers to pay the Termination Purchase Price shall remain unaffected and exist regardless of whether any of the insurers have agreed or refused to meet or have disputed in good faith, the claim for Total Loss.

40.9	The Owners shall have no obligation to supply to the Charterers with a replacement vessel following the occurrence of a Total Loss.

CLAUSE 41       – FEES AND EXPENSES

41.1

In consideration of the Owners entering into this Charter, the Charterers shall pay to the Owners or their nominee a non-refundable arrangement fee equal to one point two five per cent. (1.25%) of the Financing Amount which shall be payable, and actually received by the Owners or their nominee, no later than three (3) Business Days prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Owners from the Charterers five (5) days before delivery in accordance with Clause 5(b) of the MOA.

41.2	Without prejudice to any other rights of the Owners under this Agreement, the Charterers shall promptly pay to the Owners on written demand on a full indemnity basis:

(a)

all documented costs, charges and expenses incurred by the Owners in collecting any Charterhire, the Deposit or other payments not paid on the due date under this Charter, in remedying any other failure of the Charterers to observe the terms and conditions of this Charter and in enforcing the Owners’ rights under any Leasing Document; and

(b)

all documented costs and expenses (including, but not limited to, legal costs) incurred by the Owners in the negotiation and execution of all documentation in relation to this Charter and the other Leasing Documents including, but not limited to, all documented costs incurred by the Owners and all documented legal costs, expenses and other disbursements incurred by the Owners’ legal counsels in connection with the same, provided that the Charterers shall not be obliged to pay such costs and expenses if this Charter is terminated pursuant to the terms of this Charter prior to the Delivery of the Vessel solely due to any default by the Owners under a Leasing Document.

CLAUSE 42       - NO WAIVER OF RIGHTS

42.1

No neglect, delay, act, omission or indulgence on the part of either party in enforcing the terms and conditions of this Charter shall prejudice the strict rights of that party or be construed as a waiver thereof nor shall any single or partial exercise of any right of either party preclude any other or further exercise thereof.

42.2	No right or remedy conferred upon either party by this Charter shall be exclusive of any other right or remedy provided for herein or by law and all such rights and remedies shall be cumulative.

CLAUSE 43       - NOTICES

43.1

Any notice, certificate, demand or other communication to be served, given made or sent under or in relation to this Charter shall be in English and in writing and (without prejudice to any other valid method or giving making or sending the same) shall be deemed sufficiently given or made or sent if sent by registered post, fax or by email to the following respective addresses:

(A)	to the Owners:	Attention: Rita Wang
Room 2310, 23/F C C Wu Building, 302-308, Hennessy Road,
Wanchai, Hong Kong
Email: wangyuping@msfl.com.cn
Tel: +86 010 68940066 9983
Fax: +86 010 68940066 9864

(B)	to the Charterers:	c/o Navios ShipManagement Inc.
Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@Navios.com
Tel: +30 210 41 72 050
Fax: +30 210 41 72 070

or, if a party hereto changes its address or fax number, to such other address or fax number as that party may notify to the other.

CLAUSE 44       – TERMINATION EVENTS

44.1	The Owners and the Charterers hereby agree that any of the following events shall constitute a Termination Event:

(a)

any of the Relevant Persons fails to make any payment on its due date under this Charter or any other Leasing Document to which such Relevant Person is a party and in each case, such non-payment fails to be rectified within seven (7) Business Days of the relevant due date; or

(b)

the Charterers breach or omit to observe or perform any of their undertakings in Clause 46.1 (n), (o), (p), (q) or (r) or the Guarantor breaches or omits to observe or perform its financial covenants contained in clause 11.20 of the Guarantee; or the Charterers fail to obtain and/or maintain the Insurances required under Clause 38 in accordance with the provisions thereof or any insurer in respect of such Insurances cancels the Insurances or disclaims liability with respect thereto; or

(c)

any Relevant Person or the Approved Manager commits any other breach of, or omits to observe or perform, any of their other obligations or undertakings in this Charter or any Leasing Document (other than a breach referred to in paragraph (a) or (b) above) unless such breach or omission is, in the reasonable opinion of the Owners, remediable and such Relevant Person and/or the Approved Manager remedies such breach or omission to the satisfaction of the Owners within fourteen (14) Business Days of notice thereof from the Owners (except that in the case of Clause 46(l), the relevant period shall be ten (10) Business Days of notice thereof from the Owners); or

(d)	any representation or warranty made by the any Relevant Person or the Approved Manager in or pursuant to any Leasing Document proves to be untrue or misleading when made; or

(e)	any of the following occurs in relation to any Financial Indebtedness of a Relevant Person:

(i)	any Financial Indebtedness of a Relevant Person is not paid when due or, if so payable, on demand after any applicable grace period has expired; or

(ii)

any Financial Indebtedness of a Relevant Person becomes due and payable, or capable of being declared due and payable, prior to its stated maturity date as a consequence of any event of default and not as a consequence of the exercise of any voluntary right of prepayment; or

(iii)

a lease, hire purchase agreement or charter creating any Financial Indebtedness of a Relevant Person is terminated by the lessor or owner as a consequence of any termination event or event of default (howsoever defined); or

(iv)

any overdraft, loan, note issuance, acceptance credit, letter of credit, guarantee, foreign exchange or other facility, or any swap or other derivative contract or transaction, relating to any Financial Indebtedness of a Relevant Person ceases to be available or becomes capable of being terminated or declared due and payable or cash cover is required or becomes capable of being required, as a result of any termination event or event of default (howsoever defined), provided that no Termination Event will occur under this Clause 44.1(e) in respect of a Relevant Person if the aggregate amount of Financial Indebtedness or commitment for

Financial Indebtedness falling within paragraphs (i) to (iv) above is less than (A) in the case of a Relevant Person (other than the Guarantor), $1,000,000 (or its equivalent in any other currency) in aggregate and (B) in the case of the Guarantor, less than $5,000,000 (or its equivalent in any other currency) in aggregate, and in each of (A) and (B) above, not including any Financial Indebtedness arising directly from a claim which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

(f)	any of the following occurs in relation to a Relevant Person:

(i)	a Relevant Person becomes, in the reasonable opinion of the Owners, unable to pay their debts as they fall due; or

(ii)

any assets of a Relevant Person, or any assets of the Guarantor exceeding the value of $10,000,000 (or its equivalent in any other currency) in aggregate, or the Vessel are subject to any form of execution, attachment, arrest, sequestration or distress which is not discharged within thirty (30) days (or such longer period agreed by the Owners); or

(iii)	any administrative or other receiver is appointed over all or a substantial part of the assets of a Relevant Person unless as part of a solvent reorganisation which has been approved by the Owners; or

(iv)

a Relevant Person makes any formal declaration of bankruptcy or any formal statement to the effect that they are insolvent or likely to become insolvent, or a winding up or administration order is made in relation to a Relevant Person, or the members or directors of a Relevant Person pass a resolution to the effect that they should be wound up, placed in administration or cease to carry on business; or

(v)

a petition is presented in any Relevant Jurisdiction for the winding up or administration, or the appointment of a provisional liquidator, of a Relevant Person unless the petition is being contested in good faith and on substantial grounds and is dismissed or withdrawn within thirty (30) days of the presentation of the petition; or

(vi)

a Relevant Person petitions a court, or presents any proposal for, any form of judicial or non-judicial suspension or deferral of payments, reorganisation of their debt (or certain of their debt) or arrangement with all or a substantial proportion (by number or value) of their creditors or of any class of them or any such suspension or deferral of payments, reorganisation or arrangement is effected by court order, contract or otherwise; or

(vii)	any meeting of the members or directors of a Relevant Person is summoned for the purpose of proposing to authorise or take any action of a type described in paragraphs (iii) to (vi); or

(viii)

in a country other than England and Wales, any event occurs or any procedure is commenced which, in the reasonable opinion of the Owners, is similar to any of the foregoing referred to in (ii) to (vii) above inclusive; or

(ix)	any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of a Relevant Person; or

(g)	a Relevant Person suspends or ceases or threatens to suspend or cease carrying on its business; or

(h)

any consent, approval, authorisation, license or permit necessary to enable the Charterers, any Approved Subcharterer or any Approved Manager to operate or charter the Vessel, to enable any Relevant Person, Approved Subcharterer or any Approved Manager to comply with any provision of any Leasing Document, as the case may be, to ensure that the obligations of any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be) are legal, valid, binding or enforceable is not granted, expires without being renewed, is revoked or becomes liable to revocation or any condition of such a consent, approval, authorisation, license or permit is not fulfilled; or

(i)	any event or circumstance occurs which has or is likely to have a Material Adverse Effect; or

(j)

this Charter or any Leasing Document or any Security Interest created by a Leasing Document is cancelled, terminated, rescinded or suspended or otherwise ceases to remain in full force and effect for any reason or no longer constitutes valid, binding and enforceable obligations of any party to that document for any reason whatsoever; or

(k)	a Relevant Person or Approved Manager rescinds or purports to rescind or repudiates or purports to repudiate a Leasing Document; or

(l)	the Security Interest constituted by any Security Document is in any way imperiled or in jeopardy; or

(m)	the Vessel is not delivered latest by the Cancelling Date; or

(n)

there is a merger, amalgamation, demerger or corporation reconstructions of a Relevant Person (other than where, in the case of the Guarantor, the Guarantor remains the surviving legal entity following the occurrence of such event) or a change of control or legal or beneficial ownership of the Charterers from that set out in Clause 45.1(a) without disclosure to the Owners and the Owners’ prior written consent; or

(o)

there is a change in control of the Guarantor from that set out in Clause 45.1(b) or of the Charterers from that set out in Clause 45.1(a), in any case without disclosure to the Owners and the Owners’ prior written consent; or

(p)	any Termination Event (as defined in any Other Charter) occurs under such Other Charter; or

(q)	the occurrence of any of the following events;

(i)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the Charterers to terminate such Approved Bareboat Subcharter; or

(ii)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer of such Approved Bareboat Subcharter to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer.

44.2

Subject to Clause 44.3 below, upon the occurrence of a Termination Event which is continuing (other than pursuant to: (i) Clause (f), in which case the Owner’s entitlement to issue the notice of termination to the Charterers under Clause 44.3 shall immediately arise), the Owners shall notify the Charterers of occurrence of the same (the “Termination Event Notice”) whereupon the Charterers may, within three (3) Business Days of the date of the Termination Event Notice, provide to the Owners a written notice advising the Owners of their intention to pay the Termination Purchase Price to the Owners and terminate this Charter in accordance with the procedures set out in Clause 40.

44.3

If the Charterers do not notify the Owners of their intention to terminate this Charter pursuant to Clause 44.2 within three (3) Business Days of the date of the Termination Event Notice, or a Termination Event is continuing pursuant to Clause (f), then the Owners shall be entitled, provided the Termination Event is continuing, by notice to the Charterers to terminate this Charter at any time, and the Charterers shall be required to pay to the Owners the Termination Purchase Price in accordance with the procedures set out in Clause 40.

44.4

For the avoidance of doubt, notwithstanding any action taken by the Owners following a Termination Event, the Charterers shall remain liable for the outstanding obligations on their part to be performed under this Charter.

44.5

Without limiting the generality of the foregoing or any other rights of the Owners, upon the occurrence of a Termination Event which is continuing, the Owners shall have the sole and exclusive right and power to (i) settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to the Vessel and this Charter, (ii) make proof of loss, appear in and prosecute any action arising from any policy or policies of insurance maintained pursuant to this Charter, and settle, adjust or compromise any claims for loss, damage or destruction under, or take any other action in respect of, any such policy or policies and (iii) change or appoint a new manager for the Vessel other than the Approved Manager and the appointment of the Approved Manager may be terminated immediately without any recourse to the Owners.

CLAUSE 44A       – MANDATORY SALE

44A.1

If (i) it becomes unlawful in any applicable jurisdiction for the Owners to perform any of their obligations as contemplated by this Charter or any other Leasing Document or the financiers to perform their obligations under the Financial Instruments or (ii) any event described in Clauses 44.1(f)(iii),(iv),(v),(vi) or (vii) applies to the Owners, the Owners shall notify the Charterers of such event and the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such notice by the Owners or, in the event of (i), if earlier, the date specified by the Owners in the notice delivered to the Charterers (being no earlier than the last day of any applicable grace period permitted by law),and this Charter shall terminate in accordance with the procedures set out in Clause 40.

44A.2	If it is or has become:

(i)

unlawful or prohibited, whether as a result of the introduction of a new law, an amendment to an existing law or a change in the manner in which an existing law is or will be interpreted or applied; or

(ii)	contrary to, or inconsistent with, any regulation,

for any Relevant Person or Approved Manager to maintain or give effect to any of its obligations under this Charter or any of the other Leasing Documents to which it is a party in the manner it is contemplated under such Leasing Document or any of the obligations of such Relevant Person or Approved Manager under any Leasing Document to which it is a party are not or cease to be legal, valid, binding and enforceable (any such event an “Illegality Event”), the Charterers shall be required to pay the Termination Purchase Price to the Owners on the next Payment Date following such occurrence or, if earlier, a date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law), and this Charter shall terminate in accordance with the procedures set out in Clause 40, provided that if an Illegality Event applies to the Approved Manager only at the relevant time, the Charterers shall only be obliged to pay the Termination Purchase Price and this Charter shall only terminate pursuant to this Clause 44A.2 if the Charterers fail to replace such Approved Manager with another Approved Manager to which no Illegality Event applies within sixty (60) days from the occurrence of that Illegality Event (but in any event no later than the date specified by the Owners (being no earlier than the last day of any applicable grace period permitted by law)).

CLAUSE 45       – REPRESENTATIONS AND WARRANTIES

45.1	The Charterers represent and warrant to the Owners as of the date of this Charter, and on the first day of each Term as follows:

(a)	the Charterers are wholly legally, indirectly and beneficially owned by the Guarantor;

(b)

Mrs Angeliki Frangou either directly or indirectly (through entities owned and controlled by her or trusts or foundations of which she is the beneficiary) and/or Navios Maritime Holdings Inc. and/or its Affiliates is the ultimate beneficial owner of, or has ultimate control of the voting rights attaching to, twenty per cent. (20%) of all the issued shares in the Guarantor;

(c)	each of the Relevant Persons and Approved Manager is duly incorporated and validly existing under the laws of its jurisdiction of its incorporation;

(d)

each of the Relevant Persons and the Approved Manager has the corporate capacity, and has taken all corporate actions and obtained all consents, approvals, authorisations, licenses or permits necessary for it:

(i)	to execute each of the Leasing Documents to which it is a party; and

(ii)	to comply with and perform its obligations under each of the Leasing Documents to which it is a party;

(e)	all the consents, approvals, authorisations, licenses or permits referred to in Clause 45.1(d) remain in force and nothing has occurred which makes any of them liable to revocation;

(f)

each of the Leasing Documents to which a Relevant Person or Approved Manager is a party constitutes such Relevant Person’s or Approved Manager’s legal, valid and binding obligations enforceable against such party in accordance with its respective terms and any relevant insolvency laws affecting creditors’ rights generally;

(g)

no third party has any Security Interest, other than the Permitted Security Interests, or any other interest, right or claim over, in or in relation to the Vessel, this Charter or any moneys payable hereunder and/or any of the other Leasing Documents or any interest or assets subject to or purported to be subject to any Security Documents;

(h)

all payments which a Relevant Person is liable to make under any Leasing Document to which such Relevant Person is a party may be made by such party without deduction or withholding for or on account of any tax payable under the laws of the jurisdiction of incorporation;

(i)	no legal or administrative action involving a Relevant Person or Approved Manager has been commenced or taken which is likely to have a Material Adverse Effect;

(j)

each of the Relevant Persons and Approved Manager has paid all taxes applicable to, or imposed on or in relation to it, its business or if applicable, the Vessel, except for those being contested in good faith with adequate reserves;

(k)

the choice of governing law as stated in each Leasing Document to which a Relevant Person or Approved Manager is a party and the agreement by such party to refer disputes to the relevant courts or tribunals as stated in such Leasing Document are valid and binding against such Relevant Person or Approved Manager;

(l)

no Relevant Person or Approved Manager nor any of their assets are entitled to immunity on the grounds of sovereignty or otherwise from any legal action or proceeding (which shall include, without limitation, suit, attachment prior to judgment, execution or other enforcement);

(m)

the obligations of each Relevant Person or Approved Manager under each Leasing Document to which it is a party, are the direct, general and unconditional obligations of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) and, rank at least pari passu with all other present and future unsecured and unsubordinated creditors of such Relevant Person and Approved Manager (which is an Affiliate of the Charterers) (as the case may be) save for any obligation which is mandatorily preferred by law and not by virtue of any contract;

(n)

no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) is a US Tax Obligor, and no Relevant Person or Approved Manager (which is an Affiliate of the Charterers) has established a place of business in the United Kingdom or the United States of America;

(o)

no Relevant Person, Approved Manager nor any of their respective directors, officers, employees or agents is a Restricted Person and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), no Approved Subcharterer nor any of its directors, officers, employees or agents is a Restricted Person;

(p)

each Relevant Person and Approved Manager and their respective directors, officers, employees and agents, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry), the Approved Subcharterer and its directors, officers, employees and agents, is in compliance with all Sanctions laws, and none of them have been or are currently being investigated on compliance with Sanctions, they have not received notice or are aware of any claim, action, suit or proceeding against any of them with respect to Sanctions and they have not taken any action to evade the application of Sanctions;

(q)

each Relevant Person and Approved Manager, and to the best of the Charterers’ knowledge and belief (after due and careful enquiry) any Approved Subcharterer, is not in breach of Anti- Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws and each of the Relevant Persons and Approved Manager has instituted and maintained systems, controls, policies and procedures designed to:

(i)	prevent and detect incidences of bribery and corruption, money laundering and terrorism financing; and

(ii)	promote and achieve compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws.

(r)

none of the Relevant Persons and the Approved Manager or any of their assets, in each case, has any right to immunity from set off, legal proceedings, attachment prior to judgment or other attachment or execution of judgment on the grounds of sovereign immunity or otherwise;

(s)

none of the Relevant Persons and the Approved Manager is insolvent or in liquidation or administration or subject to any other formal or informal insolvency procedure, and no receiver, administrative receiver, administrator, liquidator, trustee or analogous officer has been appointed in respect of the Relevant Persons or the Approved Manager or all or material part of their assets;

(t)	that in respect of any Approved Subcharter:

(i)	the copy of such Approved Subcharter provided to the Owners (if required to be provided under the terms of this Charter) is a true and complete copy;

(ii)	in the case of an Approved Bareboat Subcharter, the relevant Approved Subcharterer is fully aware of the transactions contemplated under this Charter;

(u)

no Termination Event or Potential Termination Event has occurred nor is continuing or might reasonably be expected to result from the entry into and performance of this Charter or any other Leasing Document;

(v)

as at the date of this Charter, the Charterers have not entered into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel;

(w)

any factual information provided by any Relevant Person or Approved Manager (which is an Affiliate of the Charterers) (or on their behalf) to the Owners was true and accurate in all material respects as at the date it was provided or as the date at which such information was stated;

(x)

the entry by each Relevant Person and Approved Manager (which is an Affiliate of the Charterers) into any Leasing Document does not in any way cause any breach, and is in all respects permitted, under the terms of any of such entity’s constitutional documents or agreements binding on such entity;

(y)

all Environmental Laws relating to the ownership, operation and management of the Vessel and the business of the each Relevant Person or Approved Manager (as now conducted and as reasonably anticipated to be conducted in the future) have been complied with;

(z)	no Environmental Claim has been made or threatened against any Relevant Person or Approved Manager or otherwise in connection with the Vessel; and

(aa)

no Environmental Incident which has led or would lead to any Environmental Claim has occurred and, unless otherwise notified by the Charterers to the Owners, to the best of their knowledge no person has claimed that an Environmental Incident has occurred.

CLAUSE 46       – CHARTERERS’ UNDERTAKINGS

46.1	The Charterers undertake that they shall comply or procure compliance with the following undertakings commencing from the date of this Charter and up to the last day of the Security Period:

(a)	there shall be sent to the Owners:

(i)

as soon as possible, but in no event later than 90 days after the end of each financial half-year, the consolidated semi-annual accounts of the Guarantor certified as to their correctness by an officer of the Guarantor;

(ii)	as soon as possible, but in no event later than 180 days after the end of each financial year of the Guarantor, the audited consolidated annual financial reports of the Guarantor;

(b)

they will provide to the Owners, promptly at the Owners’ request, copies of all notices and minutes relating to any of their extraordinary shareholders’ meeting which are despatched to the Charterers’ or the Guarantor’s respective shareholders or any class of them, save that publicly disclosed notices and minutes not concerning the Vessel or these Leasing Documents need not be provided to the Owners under this clause;

(c)

they will provide to the Owners, promptly at the Owners’ requests so long as a Termination Event has occurred and whilst the same is continuing, copies of all notices and notices of meetings which are despatched to the Charterers’ or Guarantors’ other creditors (if any);

(d)

they will provide or will procure that each Relevant Person and Approved Manager provides the Owners with details of any legal, arbitral or administrative action involving such Relevant Person or Approved Manager or the Vessel as soon as such action is instituted or it becomes apparent to such Relevant Person or Approved Manager that it is likely to be instituted and is likely to have a material adverse effect on the ability of a Relevant Person or Approved Manager to perform their obligations under each Leasing Document to which it is a party (and in the case of such Relevant Person being the Guarantor, where the claim under such legal, arbitral or administrative action exceeds the sum of US$5,000,000);

(e)

they will, and will procure that each other Relevant Person and Approved Manager obtains and promptly renews or procure the obtainment or renewal of and provide copies of, from time to time, any necessary consents, approvals, authorisations, licenses or permits of any regulatory body or authority for the transactions contemplated under each Leasing Document to which it is a party (including without limitation to sell, charter and operate the Vessel);

(f)

they will not, and will procure that each other Relevant Person and Approved Manager will not, create, assume or permit to exist any Security Interest of any kind upon any Leasing Document or any asset subject thereto to which such Relevant Person or Approved Manager is a party, and if applicable, the Vessel, in each case other than the Permitted Security Interests;

(g)	they will at their own cost, and will procure that each other Relevant Person and Approved Manager will:

(i)

do all that such Relevant Person or Approved Manager reasonably can to ensure that any Leasing Document to which such Relevant Person or Approved Manager is a party validly creates the obligations and the Security Interests which such Relevant Person or Approved Manager purports to create; and

(ii)

without limiting the generality of paragraph (i), promptly register, file, record or enrol any Leasing Document to which such Relevant Person or Approved Manager is a party with any court or authority in all Relevant Jurisdictions, pay any stamp duty, registration or similar tax in all Relevant Jurisdictions in respect of any Leasing Document to which such Relevant Person or Approved Manager is a party, give any notice or take any other step which, is or has become necessary or desirable for any such Leasing Document to be valid, enforceable or admissible in evidence or to ensure or protect the priority of any Security Interest which such Relevant Person or Approved Manager creates;

(h)	they will, and will procure that each other Relevant Person and the Approved Manager will, notify the Owners immediately of the occurrence of:

(i)	any damage and/or alteration caused to the Vessel by any reason whatsoever which results, or may be expected to result, in repairs on the Vessel which exceed $1,000,000;

(ii)	any material safety incidents taking place on board the Vessel;

(iii)	any Termination Event;

(iv)	any default by either an Approved Subcharterer under an Approved Bareboat Subcharter or Charterers of the terms of any Approved Bareboat Subcharter;

(v)	an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling either the Charterers to terminate such Approved Bareboat Subcharter; or

(vi)

an event of default or termination event howsoever called under the terms of any Approved Bareboat Subcharter entitling the relevant Approved Subcharterer to terminate such Approved Bareboat Subcharter which has not been unconditionally waived by such Approved Subcharterer, and will keep the Owners fully up-to-date with all developments and the Charterers will, if so requested by the Owners, provide any such certificate signed by its director, confirming that there exists no Potential Termination Event or Termination Event;

(i)

they will, and will procure that each other Relevant Person and Approved Manager will, as soon as practicable after receiving the request, provide the Owners with any additional financial or other information relating:

(i)	to themselves and/or the Vessel (including, but not limited to the condition and location of the Vessel); or

(ii)	to any other matter relevant to, or to any provision of any Leasing Document to which it is a party,

(j)

which may be reasonably requested by the Owners (or their financiers (if any)) at any time; without prejudice to Clause 46.1(n), comply, or procure compliance, and will procure that each other Relevant Person, Approved Subcharterer and Approved Manager will comply or procure compliance, with all laws or regulations relating to the Vessel and its ownership, employment, operation, management and registration, including the ISM Code, the ISPS Code, all Environmental Laws and the laws of the Vessel’s registry;

(k)	the Vessel shall be classed with the Classification Society and shall be free of all overdue recommendations and requirements;

(l)	they will ensure and procure that:

(i)	the Market Value of the Vessel shall be ascertained from time to time in the following circumstances:

(aa)	upon the occurrence of a Potential Termination Event or a Termination Event which is continuing, at any time at the request of the Owners; and

(bb)

in the absence of occurrence of a Potential Termination Event or Termination Event no more than once every calendar year, with such report to be dated no more than 30 calendar days prior to every anniversary of the Commencement Date occurring within the Charter Period or on such other date as the Owners may request;

(ii)	the Charterers shall pay the amount of the fees and expenses incurred by the Owners in connection with any matter arising out of this paragraph (l);

(m)	they will notify the Owners immediately of:

(i)	any Environmental Claim which is made against the Charterers, Approved Subcharterer or Approved Manager in connection with the Vessel or any Environmental Incident;

(ii)

any arrest or detention of the Vessel (that will or is likely to exceed fifteen (15) days), any exercise or purported exercise of any lien on that Vessel or its Earnings or any requisition of that Vessel for hire; and

(iii)	any casualty or occurrence as a result of which the Vessel has become or is, by the passing of time or otherwise, likely to become, a Major Casualty;

(n)

they shall comply, shall procure that each other Relevant Person and Approved Manager comply, and shall use all reasonable endeavours to procure that the Approved Subcharterer comply, with all laws and regulations in respect of Sanctions, and in particular, each of these entities shall effect and maintain a sanctions compliance policy to ensure compliance with all such laws and regulations implemented from time to time;

(o)

they shall procure that the Vessel shall not be employed, operated or managed in any manner which (i) is contrary to any Sanctions (and in particular, the Vessel shall not be used by or to benefit any party which is a target of Sanctions and/or is a Restricted Person or trade to any area or country where trading the Vessel to such area or country would constitute or reasonably be expected to constitute a breach of any Sanctions or published boycotts imposed by any of the United Nations, the European Union, the United States of America, the United Kingdom or the People’s Republic of China), (ii) would result or reasonably be expected to result in any Relevant Person, Approved Subcharterer, Approved Manager or the Owners becoming a Restricted Person or (iii) would trigger the operation of any sanctions limitation or exclusion clause in any insurance documentation;

(p)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, promptly notify the Owners of any non-compliance, by any Relevant Person, Approved Subcharterer or Approved Manager or their respective officers, directors, employees, consultants, agents or intermediaries, with all laws and regulations relating to Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and/or Business Ethics Laws (including but not limited to notifying the Owners in writing immediately upon being aware that any Relevant Person, Approved Subcharterer, Approved Manager or its shareholders, directors, officers or employees is a Restricted Person or has otherwise become a target of Sanctions) as well as provide all information (once available) in relation to its business and operations which may be relevant for the purposes of ascertaining whether any of the aforesaid parties are in compliance with such laws;

(q)

they shall, shall procure that each other Relevant Person and Approved Manager shall, and shall use all reasonable endeavours to procure that the Approved Subcharterer shall, (in each case above, including procuring or as the case may be, using all reasonable endeavours to procure the respective officers, directors, employees, consultants, agents and/or intermediaries of the relevant entity to do the same) shall:

(i)	comply with all Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws;

(ii)	maintain systems, controls, policies and procedures designed to promote and achieve ongoing compliance with Anti-Money Laundering Laws, Anti-Terrorism Financing Laws and Business Ethics Laws; and

(iii)

in respect of the Charterers, not use, or permit or authorize any person to directly or indirectly use, the Financing Amount for any purpose that would breach any Anti- Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(r)

in respect of the Charterers, not lend, invest, contribute or otherwise make available the Financing Amount to or for any other person in a manner which would result in a violation of Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws;

(s)

they shall not appoint or permit to be appointed any manager of the Vessel unless it is the Approved Manager appointed on terms acceptable to the Owners and their financiers (if any) and such Approved Manager has (prior to accepting its appointment) entered into a Manager’s Undertaking;

(t)

they shall ensure that all Earnings and any other amounts received by them in connection with the Vessel are paid into the Earnings Account and all operating expenses in connection with the Vessel are paid from the Earnings Account;

(u)

upon request, they will provide or they will procure to be provided to the Owners the report(s) of the survey(s) conducted pursuant to Clause 7 of this Charter in form and substance satisfactory to the Owners;

(v)	they shall not permit the sub-chartering of the Vessel save for an Approved Subcharter provided that:

(i)

in the case of a request from the Charterers for the Owners’ written consent to the terms of an Approved Subcharter being a time charter exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Owners shall respond to such request within five (5) Business Days or any other longer period agreed between the Owners and the Charterers;

(ii)

as a condition precedent to the execution of any Approved Subcharter being a bareboat charter or a time charter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods), the Charterers assign all their rights and interests under such Approved Subcharter in form and substance acceptable to the Owners and shall use the reasonable endeavours to procure such Approved Subcharter to give a written acknowledgment of such assignment and provide such documents as the Owners may reasonably require regarding the due execution of such Approved Subcharter;

(w)

in respect of an Approved Subcharter (other than a Short Term Time Subcharter) which contains an option to extend the charter period, they shall notify the Owners as soon as they become aware that the relevant Approved Subcharterer does not intend to, or has not by the date falling 20 days prior to the date on which such Approved Subcharter will expire, exercise the relevant option to extend the time charter period of the Subcharter in accordance with the terms thereunder;

(x)

in respect of an Approved Subcharter other than a Short Term Time Subcharter, save with the prior written consent of the Owners, they shall not, and shall procure that the relevant Approved Subcharterer shall not, agree or enter into any transaction, arrangement, document or do or omit to do anything which will have the effect of varying, amending, supplementing or waiving any material term of any such Approved Subcharter.

In this Clause 46.1(x), “material term” means, without limitation, terms regarding payment of hire (unless such amendment contemplates increase of hire rate), duration of charter period, off-hire and termination events;

(y)

they shall not make or pay any dividend or other distribution (in cash or in kind) in respect of its share capital following the occurrence of a Potential Termination Event or Termination Event or which would result in a Potential Termination Event or Termination Event;

(z)	the Vessel shall be registered under the Flag State at all times; and

(aa)

they shall not enter into any other investments, any sale or leaseback agreements, any off-balance sheet transaction or incur any other liability or obligation (including without limitation, any Financial Indebtedness of any obligations under a guarantee) except:

(i)	liabilities and obligations under the Leasing Documents to which it is or, as the case may be, will be a party; and/or

(ii)	liabilities or obligations reasonably incurred in the normal course of its business of trading, operating and chartering, maintaining and repairing the Vessel.

CLAUSE 47       PURCHASE OPTION

47.1

The Charterers shall, at any time during the Charter Period, have the option to purchase the Vessel on any date which shall also be a Payment Date (the “Purchase Option Date”) specified in such notice (the “Purchase Option Notice”, which shall be served to the Owners not less than two (2) months prior to the proposed Purchase Option Date) at the then applicable Purchase Option Price, provided that the Charterers shall not be entitled to serve a Purchase Option Notice if five (5) “Purchase Option Notices” (as defined in any Other Charters) or “Joint Purchase Option Notices” (as defined in any Other Charters) which, in each case, is unrelated to the exercise of purchase option of the Vessel under this Charter have been delivered by the relevant Other Charterers to the relevant Other Owners under the relevant Other Charters at such time.

47.2

A Purchase Option Notice maybe made in connection with the exercise of the option to purchase of any Other Vessel by the relevant Other Charterers under clause 47 (Purchase Option) of such Other Charters (such Purchase Option Notice, the “Joint Purchase Option Notice”) and shall include any “Purchase Option Notice” (as defined in any Other Charters) or “Joint Purchase Option Notice” (as defined in any Other Charters) if such “Purchase Option Notice” or “Joint Purchase Option Notice” (each as defined in the relevant Other Charters) is made also in connection with the purchase of the Vessel). A Purchase Option Notice shall be signed by a duly authorised officer or attorney of the Charterers (and in the case of any Joint Purchase Option Notice, of the relevant Other Charterers notifying its exercise of the option to purchase of the relevant Other Vessel or, as the case may be, Other Vessels pursuant to such Joint Purchase Option Notice) and, once delivered to the Owners, is irrevocable and the Charterers shall be bound to pay to the Owners the then applicable Purchase Option Price on the Purchase Option Date. The Charterer agrees that any Joint Purchase Option Notice which is also made in connection with the Charterers’ exercise of purchase option of the Vessel served by any Other Charterers to the relevant Other Owners shall be deemed to be a Purchase Option Notice served by the Charterers to the Owners under this Clause 47.

47.3

Upon the Owners’ receipt in full of the Purchase Option Price, the Owners shall (except in the case of Total Loss) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clauses 49.1(a) and 49.1(b)) to the Charterers or their nominees and shall execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 48       – PURCHASE OBLIGATION

Subject to other provisions of this Charter, in consideration of the Owners entering into this Charter, the Charterers shall on the last day of the Charter Period be obliged to purchase from the Owners all of the Owners’ beneficial and legal right, title and interest in the Vessel and all belonging to her and the Owners and the Charterers shall perform their obligations referred to in Clause 49 and the Charterers shall pay the Purchase Obligation Price on the Purchase Obligation Date unless this Charter is terminated before the natural expiration of this Charter or the Owners and the Charterers agree otherwise.

CLAUSE 49       – SALE OF THE VESSEL BY PURCHASE OPTION OR PURCHASE OBLIGATION

49.1

Completion of the exercise of the Purchase Option (by the Charterers) or the Purchase Obligation (by the Owners) shall respectively take place on the Purchase Option Date or the Purchase Obligation Date (as the case may be), whereupon the Owners will sell to the Charterers (or their nominee), and the Charterers (or their nominee) will purchase from the Owners, all the legal and beneficial interest and title in the Vessel, for the Purchase Option Price or the Purchase Obligation Price (as the case may be) on an “as is where is” basis and on the following terms and conditions:

(a)

the Charterers expressly agree and acknowledge that no condition, warranty or representation of any kind is or has been given by or on behalf of the Owners in respect of the Vessel or any part thereof, and accordingly the Charterers confirm that they have not, in entering into this Charter, relied on any condition, warranty or representation by the Owners or any person on the Owners’ behalf, express or implied, whether arising by law or otherwise in relation to the Vessel or any part thereof, including, without limitation, warranties or representations as to the description, suitability, quality, merchantability, fitness for any purpose, value, state, condition, appearance, safety, durability, design or operation of any kind or nature of the Vessel or any part thereof, and the benefit of any such condition, warranty or representation by the Owners is hereby irrevocably and unconditionally waived by the Charterers to the extent permissible under applicable law, the Charterers hereby also waive any rights which they may have in tort in respect of any of the matters referred to under this Clause and irrevocably agree that the Owners shall have no greater liability in tort in respect of any such matter than they would have in contract after taking account of all of the foregoing exclusions. No third party making any representation or warranty relating to the Vessel or any part thereof is the agent of the Owners nor has any such third party authority to bind the Owners thereby. Notwithstanding anything contained above, nothing contained herein is intended to obviate, remove or waive any rights or warranties or other claims relating thereto which the Charterers (or their nominee) or the Owners may have against the manufacturer or supplier of the Vessel or any third party;

(b)

the Vessel shall be free from any registered mortgages, liens, encumbrances or debts incurred by the Owners and any other claims whatsoever (save for those mortgages, liens, encumbrances or debts arising out of or in connection with the Charter or the Leasing Documents);

(c)

the Purchase Option Price or the Purchase Obligation Price (as the case may be) shall be paid by (or on behalf of) the Charterers to the Owners on respectively the Purchase Option Date or the Purchase Obligation Date, together with unpaid amounts of Charterhire and other moneys owing by or accrued or due from the Charterers under this Charter on or prior to the Purchase Option Date or Purchase Obligation Date (as the case may be) which remain unpaid; and

(d)

concurrently with the Owners receiving irrevocable payment of the Purchase Obligation Price or the Purchase Option Price (as the case may be) and all other moneys payable under this Charter in full pursuant to the terms of this Charter, the Owners shall (save in the event of Total Loss) (at Charterer’s cost) transfer the legal and beneficial ownership of the Vessel on an “as is where is” basis (and otherwise in accordance with the terms and conditions set out at Clause 49.1(a) and Clause 49.1(b)) to the Charterers or their nominees and shall (at Charterers’ cost) execute a bill of sale and a protocol of delivery and acceptance evidencing the same and any other document strictly necessary to transfer the title of the Vessel to the Charterers (and to the extent required for such purposes, the Vessel shall be deemed first to have been redelivered to the Owners).

CLAUSE 50       INDEMNITIES

50.1

The Charterers shall pay such amounts to the Owners, on the Owners’ demand, in respect of all documented claims, expenses, liabilities, losses, fees (including, but not limited to, any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Owners arising from this Charter and any Leasing Document or in connection with delivery, possession, performance, control, registration, repair, survey, insurance, maintenance, manufacture, purchase, ownership and operation of the Vessel by the Owners , and the costs related to the prevention or release of liens or detention of or requisition, use, operation or redelivery, sale or disposal of the Vessel or any part of it, enforcement of the Owners’ rights under any Leasing Document, and whether prior to, during or after termination of the leasing of this Charter and whether or not the Vessel is in the possession or the control of the Charterers or otherwise. Without prejudice to its generality, this Clause covers any documented claims, expenses, liabilities and losses which arise, or are asserted, under or in connection with any law relating to safety at sea, the ISM Code, the ISPS Code, the MARPOL Protocol, any Environmental Law, any Sanctions, Anti-Money Laundering Laws, Anti-Terrorism Financing Laws or Business Ethics Laws.

50.2

Without prejudice to the above Clause 50.1, if any sum (a “Sum”) due from a Relevant Person, the Approved Manager or Approved Subcharterer under the Leasing Documents, or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against that Relevant Person the Approved Manager or Approved Subcharterer (as the case may be); or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Charterers shall, as an independent obligation, on demand, indemnify the Owners against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

50.3

The obligations of the Charterers under Clause 50 and in respect of any Security Interest created pursuant to the Security Documents will not be affected or discharged by an act, omission, matter or thing which would reduce, release or prejudice any of its obligations under Clause 50 or in respect of any Security Interest created pursuant to the Security Documents (without limitation and whether or not known to it or any Relevant Person or Approved Manager) including:

(a)	any time, waiver or consent granted to, or composition with, any Relevant Person or Approved Manager or any other person;

(b)

the release of any other Relevant Person or Approved Manager or any other person under the terms of any composition or arrangement with any creditor of such Relevant Person, Approved Manager or such other person or any of its affiliates;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Relevant Person or Approved Manager or any other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Relevant Person or Approved Manager or any other person;

(e)	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Leasing Document or any other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Security Document or any other document or security; or

(g)	any insolvency or similar proceedings.

50.4

Notwithstanding anything to the contrary under the Leasing Documents (but subject and without prejudice to Clause 33) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or such Leasing Document or termination or cancellation of this Charter or such Leasing Document pursuant to the terms hereof or thereof or termination of this Charter or such Leasing Document by the Owners.

50.5

In consideration of the Charterers requesting the Other Owners to charter the Other Vessels to the Other Charterers under the Other Charters, the Charterers hereby irrevocably and unconditionally undertake to pay immediately on demand from either the Owner or the Other Owners (or any of them, as the case may be) such amounts in respect of all claims, expenses, liabilities, losses, fees of every kind and nature and all other moneys due, owing and/or payable to the Other Owners under or in connection with the Other Charters, and to indemnify and hold the Other Owners harmless against all such moneys, costs, fees and expenses upon the Owner’s or any of the Other Owner’s demand.

50.6

All rights which the Charterers have at any time (whether in respect of this Charter or any other transaction) against the Other Charterers or the Guarantor or any of them shall be fully subordinated to the rights of the Owners under the Leasing Documents and until the end of this Charter and unless the Owners otherwise direct, the Charterers shall not exercise any rights which it may have (whether in respect of this Charter or any other transaction) by reason of performance by it of its obligations under the Leasing Documents or by reason of any amount becoming payable, or liability arising, under this Clause:

(a)	to be indemnified by the Other Charterers or the Guarantor or any of them;

(b)	to claim any contribution from any third party providing security for, or any other guarantor of, the Other Charterers’ or the Guarantor’s obligations under the Leasing Documents;

(c)

to take any benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Other Charterers or the Guarantor or any of them under the Leasing Documents or of any other guarantee or security taken pursuant to, or in connection with, the Leasing Documents by any of the aforesaid parties;

(d)

to bring legal or other proceedings for an order requiring any of the Other Charterers or the Guarantor or any of them to make any payment, or perform any obligation, in respect of any Leasing Document;

(e)	to exercise any right of set-off against any of the Other Charterers or the Guarantor or any of them; and/or

(f)	to claim or prove as a creditor of any of the Other Charterers or the Guarantor or any of them,

and if the Charterers receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Owners or the Other Owners by the Other Charterers or the Guarantor or any of them under or in connection with the Leasing Documents to be repaid in full on trust for the Owners or the Other Owners and shall promptly pay or transfer the same to the Owners or the Other Owners as may be directed by the Owners.

50.7

Notwithstanding anything to the contrary herein (but subject and without prejudice to Clause 33 (Cancellation)) and without prejudice to any right to damages or other claim which the Charterers may have at any time against the Owners under this Charter, the indemnities provided by the Charterers in favour of the Owners shall continue in full force and effect notwithstanding any breach of the terms of this Charter or termination of this Charter pursuant to the terms hereof or termination of this Charter by the Owners.

CLAUSE 51    – NO SET-OFF OR TAX DEDUCTION

51.1

All Charterhire or payment of the Purchase Obligation Price or the Purchase Option Price and any other payment made from the Charterers to enable the Owners to pay all amounts under a Leasing Document shall be paid punctually:

(a)	without any form of set-off, cross-claim or condition and in the case of Charterhire or Deposit, without previous demand unless otherwise agreed with the Owners; and

(b)	free and clear of any tax deduction or withholding unless required by law.

51.2	Without prejudice to Clause 51.1, if the Charterers are required by law to make a tax deduction from any payment:

(a)	the Charterers shall notify the Owners as soon as they become aware of the requirement; and

(b)

the amount due in respect of the payment shall be increased by the amount necessary to ensure that the Owners receive and retain (free from any liability relating to the tax deduction) a net amount which, after the tax deduction, is equal to the full amount which they would otherwise have received.

51.3	In this Clause “tax deduction” means any deduction or withholding for or on account of any present or future tax, other than a FATCA Deduction.

CLAUSE 52    – INCREASED COSTS

52.1	This Clause 52 applies if the Owners notify the Charterers that they consider that as a result of:

(a)

the introduction or alteration after the date of this Charter of a law or an alteration after the date of this Charter in the manner in which a law is interpreted or applied (disregarding any effect which relates to the application to payments under this Charter of a tax on the Owners’ overall net income); or

(b)

complying with any regulation (including any which relates to capital adequacy or liquidity controls or which affects the manner in which the Owners allocates capital resources to their obligations under this Charter) which is introduced, or altered, or the interpretation or application of which is altered, after the date of this Charter, the Owners (or a parent company of them) has incurred or will incur an “increased cost”.

52.2	In this Clause 52, “increased cost” means, in relation to the Owners:

(a)

an additional or increased cost incurred as a result of, or in connection with, the Owners having entered into, or being a party to, this Charter, of funding the acquisition of the Vessel pursuant to the MOA or performing their obligations under this Charter;

(b)	a reduction in the amount of any payment to the Owners under this Charter or in the effective return which such a payment represents to the Owners on their capital;

(c)	an additional or increased cost of funding the acquisition of the Vessel pursuant to the MOA; or

(d)	a liability to make a payment, or a return foregone, which is calculated by reference to any amounts received or receivable by the Owners under this Charter,

(e)

and for the purposes of this Clause 52.2 the Owners may in good faith allocate or spread costs and/or losses among their assets and liabilities (or any class of their assets and liabilities) on such basis as they consider appropriate.

52.3

Subject to the terms of Clause 52.1, the Charterers shall pay to the Owners, on the Owners’ demand, the amounts which the Owners from time to time notify the Charterers to be necessary to compensate the Owners for the increased cost.

CLAUSE 53    – CONFIDENTIALITY

53.1

The Parties agree to keep the terms and conditions of this Charter and any other Leasing Documents (the “Confidential Information”) strictly confidential, provided that a Party may disclose Confidential Information in the following cases:

(a)	it is already known to the public or becomes available to the public other than through the act or omission of the disclosing Party;

(b)

it is required to be disclosed under the applicable laws of any Relevant Jurisdiction or by a governmental order, decree, regulation or rule, by an order of a court, tribunal or listing exchange of the Relevant Jurisdiction, provided that the disclosing Party shall give written notice of such required disclosure to the other Party prior to the disclosure unless such disclosure is made pursuant to any order by the US Securities and Exchange Commission, the New York Stock Exchange, or the NASDAQ Stock Market in which case no such prior written notice is required;

(c)	in filings with a court or arbitral body in proceedings in which the Confidential Information is relevant and in discovery arising out of such proceedings;

(d)

to (or through) whom a Party assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Leasing Document (as permitted by the terms thereof), provided that such person receiving Confidential Information shall undertake that it would not disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties;

(e)	to any of the following persons on a need to know basis:

(i)	a shareholder or an Affiliate of either Party or a party referred to in either paragraph (d) or (e) (including the employees, officers and directors thereof);

(ii)	professional advisers retained by a disclosing party; or

(iii)	persons advising on, providing or considering the provision of financing to the disclosing party or an Affiliate,

provided that the disclosing party shall exercise due diligence to ensure that no such person shall disclose Confidential Information to any other party save for circumstances arising which are similar to those described under this Clause or such other circumstances as may be permitted by all Parties; or

(f)	with the prior written consent of all Parties.

CLAUSE 54    – PARTIAL INVALIDITY

If, at any time, any provision of a Leasing Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

CLAUSE 55    – SETTLEMENT OR DISCHARGE CONDITIONAL

55.1

Any settlement or discharge under any Leasing Document between the Owners and any Relevant Person or Approved Manager or any other person shall be conditional upon no security or payment to the Owners by any Relevant Person or Approved Manager or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

55.2

If the Owners consider that an amount paid or discharged by, or on behalf of, a Relevant Person or Approved Manager or Approved Subcharterer of an Approved Subcharter of a period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension periods) or by any other person in purported payment or discharge of an obligation of that Relevant Person or Approved Manager or such Approved Subcharterer to the Owners under the Leasing Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Relevant Person or Approved Manager or such Approved Subcharterer or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Leasing Documents.

CLAUSE 56 – CHANGES TO THE PARTIES

56.1	Assignment or transfer by the Charterers

The Charterers shall not assign their rights or transfer by novation any of their rights and obligations under the Leasing Documents except with the prior consent in writing of the Owners, provided that the Owners’ consent shall not be unreasonably withheld if the assignee or transferee of such assignment or transfer by the Charterers is an Affiliate of the Charterers.

56.2	Transfer by the Owners

(a)	Subject to Clause 35.3, the Owners may transfer by novation (or otherwise) any of its rights and obligations under the Leasing Documents:

(i)	in the event of an occurrence of a Termination Event which is continuing; or

(ii)

subject to the consent of such other party under the Leasing Document (which must not be unreasonably withheld or delayed), to another lessor or financial institution or trust, fund, leasing company or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets,

(b)

During the Charter Period, any change in the registered ownership of the Vessel (other than pursuant to paragraph (a)) above shall require the Charterers’ prior approval which shall not be unreasonably withheld or delayed, provided always that, notwithstanding such change, this Charter would continue on identical terms (save for logical, consequential or mutually agreed amendments). The Guarantor and the Charterers shall remain jointly and severally liable to the aforesaid new owner of the Vessel for its performance of all obligations pursuant to this Charter after change of the registered ownership of the Vessel from the Owners to such new owner.

56.3

The Charterers agree and undertake to enter into any such usual documents as the Owners shall require to complete or perfect the transfer of the Vessel (with the benefit and burden of this Charter) pursuant to this Clause 56.2, with any documented costs or expenses whatsoever arising in relation thereto at no cost to the Charterers.

CLAUSE 57    – MISCELLANEOUS

57.1

The Charterers waive any rights of sovereign immunity which they or any of their assets may enjoy in any jurisdiction and subjects itself to civil and commercial law with respect to their obligations under this Charter.

57.2

No term of this Charter is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not party to this Charter , save that the Other Owners may rely on the rights conferred on them under Clause 50.5 (Indemnities).

57.3

This Charter and each Leasing Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Charter or that Leasing Document, as the case may be.

57.4

These additional clauses shall be read together with the BARECON 2001 to constitute this Charter as a single instrument. However, in case of any conflict between these additional clauses and the BARECON 2001, the terms of these additional clauses shall prevail.

CLAUSE 58    – FATCA

58.1	Defined terms. For the purposes of this Clause 58, the following terms shall have the following meanings:

“Code” means the United States Internal Revenue Code of 1986, as amended.

“FATCA” means sections 1471 through 1474 of the Code and any Treasury regulations thereunder.

“FATCA Deduction” means a deduction or withholding from a payment under this Charter or the Leasing Documents required by or under FATCA.

“FATCA Exempt Party” means a Relevant Party that is entitled under FATCA to receive payments free from any FATCA Deduction.

“FATCA FFI” means a foreign financial institution as defined in section 1471(d)(4) of the Code which, if a Relevant Party is not a FATCA Exempt Party, could be required to make a FATCA Deduction.

“FATCA Non-Exempt Party” means any Relevant Party who is not a FATCA Exempt Party.

“IRS” means the United States Internal Revenue Service or any successor taxing authority or agency of the United States government.

“Relevant Party” means any party to a Leasing Document except an Approved Subcharterer.

58.2	FATCA Information.

(a)	Subject to paragraph (c) below, each Relevant Party shall, on the date of this Charter, and thereafter within ten Business Days of a reasonable request by another Relevant Party:

(i)	confirm to that other party whether it is a FATCA Exempt Party or is not a FATCA Exempt Party; and

(ii)

supply to the requesting party (with a copy to all other Relevant Parties) such other form or forms (including IRS Form W-8 or Form W-9 or any successor or substitute form, as applicable) and any other documentation and other information relating to its status under FATCA (including its applicable “pass thru percentage” or other information required under FATCA or other official guidance including intergovernmental agreements) as the requesting party reasonably requests for the purpose of the requesting party’s compliance with FATCA .

(b)

If a Relevant Party confirms to any other Relevant Party that it is a FATCA Exempt Party or provides an IRS Form W-8 or W-9 showing that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that party shall so notify all other Relevant Parties reasonably promptly.

(c)

Nothing in this clause shall oblige any Relevant Party to do anything which would or, in its reasonable opinion, might constitute a breach of any law or regulation, any policy of that party, any fiduciary duty or any duty of confidentiality, or to disclose any confidential information (including, without limitation, its tax returns and calculations); provided, however, that nothing in this paragraph shall excuse any Relevant Party from providing a true, complete and correct IRS Form W-8 or W-9 (or any successor or substitute form where applicable). Any information provided on such IRS Form W-8 or W-9 (or any successor or substitute forms) shall not be treated as confidential information of such party for purposes of this paragraph.

(d)

If a Relevant Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with the provisions of this Charter or the provided information is insufficient under FATCA, then:

(i)

if that party failed to confirm whether it is (and/or remains) a FATCA Exempt Party then such party shall be treated for the purposes of this Charter and the Leasing Documents as if it is a FATCA Non-Exempt Party; and

(ii)

if that party failed to confirm its applicable passthru percentage then such party shall be treated for the purposes of this Charter and the Leasing Documents (and payments made thereunder) as if its applicable passthru percentage is 100%, until (in each case) such time as the party in question provides sufficient confirmation, forms, documentation or other information to establish the relevant facts.

58.3	FATCA Deduction and gross-up by Relevant Party

(a)

If the representation made by the Charterers under Clause 45.1(n) proves to be untrue or misleading such that the Charterers are required to make a FATCA Deduction, the Charterers shall make the FATCA Deduction and any payment required in connection with that FATCA Deduction within the time allowed and in the minimum amount required by FATCA.

(b)

If the Charterers are required to make a FATCA Deduction then the Charterers shall increase the payment due from them to the Owners to an amount which (after making any FATCA Deduction) leaves an amount equal to the payment which would have been due if no FATCA Deduction had been required.

(c)

The Charterers shall promptly upon becoming aware that they must make a FATCA Deduction (or that there is any change in the rate or basis of a FATCA Deduction) notify the Owners accordingly. Within thirty (30) days of the Charterers making either a FATCA Deduction or any payment required in connection with that FATCA Deduction, the Charterers shall deliver to the Owners evidence reasonably satisfactory to the Owners that the FATCA Deduction has been made or (as applicable) any appropriate payment paid to the relevant governmental or taxation authority.

58.4	FATCA Deduction by Owners

The Owners may make any FATCA Deduction they are required by FATCA to make, and any payment required in connection with that FATCA Deduction, and the Owners shall not be required to increase any payment in respect of which they make such a FATCA Deduction or otherwise compensate the recipient for that FATCA Deduction.

58.5	FATCA Mitigation

Notwithstanding any other provision to this Charter, if a FATCA Deduction is or will be required to be made by any party under Clause 58.3 in respect of a payment to the Owners as a result of the Owners not being a FATCA Exempt Party, the Owners shall have the right to transfer their interest in the Vessel (and this Charter) to any person nominated by the Owners and all costs in relation to such transfer shall be for the account of the Charterers.

CLAUSE 59    - DEFINITIONS

59.1	In this Charter the following terms shall have the meanings ascribed to them below:

“Acceptance Certificate” means a certificate substantially in the form set out in Schedule I to be signed by the Charterers at Delivery.

“Account Bank” means ABN AMRO, BNP Paribas, HSH Nordbank AG or any other bank which is acceptable to the Owner.

“Account Security” means the document creating security over the Earnings Account executed by the Charterers in favour of the Owners, in the agreed form.

“Affiliate” means in relation to any person, a subsidiary of that person or a Holding Company of that person or any other subsidiary of that Holding Company.

“Aggregate Outstanding Principal Balance” means, at any time, the sum of (i) the Outstanding Principal Balance under this Charter at that time; and (ii) the aggregate amount of each “Outstanding Principal Balance” (as defined in each Other Charter) at that time under each such Other Charter.

“Anti-Money Laundering Laws” means all applicable financial record-keeping and reporting requirements, anti-money laundering statutes (including all applicable rules and regulations thereunder) and all applicable related or similar laws, rules, regulations or guidelines, of all jurisdictions including and without limitation, the United States of America, the European Union and the People’s Republic of China and which in each case are (a) issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Anti-Terrorism Financing Laws” means all applicable anti-terrorism laws, rules, regulations or guidelines of any jurisdiction, including and not limited to the United States of America or the People’s Republic of China which are: (a) issued, administered or enforced by any governmental agency, having jurisdiction over any Relevant Person, Approved Subcharterer, Approved Manager or the Owners; (b) of any jurisdiction in which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners conduct business; or (c) to which any Relevant Person, Approved Subcharterer, Approved Manager or the Owners are subjected or subject to.

“Approved Bareboat Subcharter” means an Approved Subcharter as described under paragraph b(i) of the definition of an Approved Subcharter and consented to by the Owners.

“Applied Amount” has the meaning given to such terms in Clause 36.2.

“Approved Manager” means (i) Navios Shipmanagement Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (ii) Navios Containers Management Inc., a corporation incorporated under the laws of Marshall Islands having its registered office at Akti Miaouli 85, 18538, Piraeus, Greece; (iii) any other Affiliate of the Guarantor which acts as a ship manager; (iv) any other ship management company which is an Affiliate of the Charterers; or (v) any other ship management company which is not an Affiliate of the Charterers but is approved in writing by the Owners.

“Approved Subcharter” means the Subcharter or:

(a)	any Short Term Time Subcharter;

(b)	subject to prior written consent of the Owners:

(i)	a subcharter of the Vessel on a bareboat charter basis; or

(ii)	a subcharter of the Vessel on a time charter basis with a charter period exceeding or capable of exceeding thirteen (13) months (taking into account any optional extension period).

“Approved Subcharterer” means the Subcharterer or in the case of any other Approved Subcharter, any subcharterer of the Vessel approved by the Owners in writing.

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Breakfunding Costs” means all breakfunding costs and expenses (including without limitation any early termination costs under any swap or hedging arrangements) incurred or payable by the Owners when a repayment or prepayment under the relevant funding arrangement entered into by the Owners for the purpose of financing the Purchase Price do not fall on a Payment Date.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Beijing, Hong Kong and Athens and in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City.

“Business Ethics Law” means any laws, regulations and/or other legally binding requirements or determinations in relation to corruption, fraud, collusion, bid-rigging or anti-trust, human rights violations (including forced labour and human trafficking) which are applicable to any Relevant Person, Approved Subcharterer, Approved Manager or the Owners or to any jurisdiction where activities are performed and which shall include but not be limited to (i) the United Kingdom Bribery Act 2010 and (ii) the United States Foreign Corrupt Practices Act 1977 and all rules and regulations under each of (i) and (ii).

“Cancelling Date” has the meaning given to that term in the MOA.

“Charterhire” means, in relation to the Payment Date for each month, an amount equal to $2,600 times the number of calendar days in that month.

“Charterhire Principal” means the aggregate amount of Charterhire payable under this Charter.

“Charterhire Principal Balance” means the Charterhire Principal outstanding under this Charter from time to time, as may be reduced by payments or prepayments by the Charterers to the Owners of Charterhire under this Charter.

“CISADA” means the United States Comprehensive Iran Sanctions, Accountability and Divestment Act of 2010 as it applies to non-US persons.

“Charter Period” means the period commencing on the Commencement Date and described in Clause 32.2 unless it is either terminated earlier or extended in accordance with the provisions of this Charter.

“Classification Society” means DNV GL or any classification society being a member of the International Association of Classification Societies (other than PRS (Polski Rejestr Statków)), IRS (Indian Register of Shipping as IRS) or CRS (Hrvatski registar brodova) which is approved by the Owners.

“Commencement Date” means the date on which Delivery takes place.

“Delivery” means the delivery of the legal and beneficial interest in the Vessel from the Owners to the Charterers pursuant to the terms of the MOA.

“Deposit” has the meaning given to such terms in Clause 36.2.

“Deposit Amount” means an amount in Dollars equal to $79,201.

“Dollars” or “$” have the meanings given to those terms in the MOA.

“Earnings” means all moneys whatsoever which are now, or later become, payable (actually or contingently) and which arise out of the use or operation of the Vessel, including (but not limited to):

(a)

all freight, hire and passage moneys, compensation payable in the event of requisition of the Vessel for hire, all moneys which are at any time payable under any Insurances in respect of loss of hire, remuneration for salvage and towage services, demurrage and detention moneys and damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of the Vessel; and

(b)

if and whenever the Vessel is employed on terms whereby any moneys falling within paragraph (a) are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to the Vessel;

“Earnings Account” means, an account in the name of the Charterers with Account Bank or such bank as the Owners may approve.

“Environmental Claim” means:

(a)	any claim by any governmental, judicial or regulatory authority which arises out of an Environmental Incident or which relates to any Environmental Law; or

(b)	any claim by any other person which relates to an Environmental Incident,

and “claim” means a claim for damages, compensation, fines, penalties or any other payment (exceeding $1,000,000 in each of the above cases); an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset;

“Environmental Incident” means:

(a)	any release of Environmentally Sensitive Material from the Vessel; or

(b)	any incident in which Environmentally Sensitive Material is released from a vessel other than the Vessel and which involves a collision between the Vessel and such other vessel or some other incident of navigation or operation, in either case, in connection with which the Vessel is actually liable to be arrested, attached, detained or injuncted and/or the Vessel and/or the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident involving the Vessel in which Environmentally Sensitive Material is released otherwise than from the Vessel and in connection with which the Vessel is actually arrested and/or where the Owners and/or the Charterers and/or any other operator or manager of the Vessel is at fault or otherwise liable to any legal or administrative action in respect of such Vessel.

“Environmental Law” means any law relating to pollution or protection of the environment, to the carriage or releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means oil, oil products and any other substances (including any chemical, gas or other hazardous or noxious substance) which are (or are capable of being or becoming) polluting, toxic or hazardous.

“Financial Indebtedness” means, in relation to a person (the “debtor”), a liability of the debtor:

(a)	for principal, interest or any other sum payable in respect of any moneys borrowed or raised by the debtor;

(b)	under any loan stock, bond, note or other security issued by the debtor;

(c)	under any acceptance credit, guarantee or letter of credit facility made available to the debtor;

(d)

under a lease, a deferred purchase consideration arrangement (other than deferred payments for assets or services obtained on normal commercial terms in the ordinary course of business) or any other agreement having the commercial effect of a borrowing or raising of money by the debtor;

(e)

under any foreign exchange transaction, any interest or currency swap or any other kind of derivative transaction entered into by the debtor or, if the agreement under which any such transaction is entered into requires netting of mutual liabilities, the liability of the debtor for the net amount; or

(f)

under a guarantee, indemnity or similar obligation entered into by the debtor in respect of a liability of another person which would fall within paragraphs (a) to (e) if the references to the debtor referred to the other person.

“Financial Instruments” means the mortgage, deed of covenant, the general assignment or such other financial security instruments granted to the Owners’ financiers as security for the obligations of the Owners in relation to the financing of the acquisition of the Vessel.

“Financing Amount” means an amount equal to the Purchase Price.

“Flag State” means Republic of Panama, the Republic of the Marshall Islands or Republic of Liberia or any other flag state approved by the Owners in writing.

“Fleet Vessel” has the meaning give to it under clause 11.20 of the Guarantee.

“General Assignment” means the general assignment executed or to be executed between the Charterers and the Owners in respect of the Vessel, pursuant to which the Charterers shall, inter alia, assign their rights under the Insurances, Earnings and Requisition

Compensation and any sub-charters having a duration of at least thirteen (13) months (or which are capable of exceeding thirteen (13) months) in respect of the Vessel, in favour of the Owners and in the agreed form.

“Guarantor” means Navios Maritime Containers Inc., a corporation incorporated under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands.

“Guarantee” means a guarantee executed by the Guarantor in favour of the Owners dated on or around the date of this Charter.

“Holding Company” means, in relation to a person, any other person in relation to which it is a subsidiary.

“IAPPC” means a valid international air pollution prevention certificate for the Vessel issued pursuant to the MARPOL Protocol.

“Initial Market Value” means, in relation to the Vessel at any relevant time, the valuation prepared by an Approved Valuer selected by the Charterers:

(a)	on a date no earlier than three (3) months prior to the Commencement Date;

(b)	without physical inspection of the Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment.

“Insurances” means:

(a)

all policies and contracts of insurance, including entries of the Vessel in any protection and indemnity or war risks association, which are effected in respect of the Vessel or otherwise in relation to it whether before, on or after the date of this Charter; and

(b)

all rights and other assets relating to, or derived from, any of the foregoing, including any rights to a return of a premium and any rights in respect of any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Charter.

“ISM Code” means the International Safety Management Code (including the guidelines on its implementation), adopted by the International Maritime Organisation Assembly as Resolutions A.741 (18) and A.788 (19), as the same may be amended or supplemented from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the same meanings as are given to them in the ISM Code).

“ISPS Code” means the International Ship and Port Security Code as adopted by the Conference of Contracting Governments to the Safety of Life at Sea Convention 1974 on 13 December 2002 and incorporated as Chapter XI-2 of the Safety of Life at Sea Convention 1974, as the same may be supplemented or amended from time to time.

“Joint Purchase Option Notice” has the meaning given to such term in Clause 47.

“Leasing Documents” means this Charter, the MOA, the Security Documents and the Trust Deed.

“Major Casualty” means any casualty to the Vessel in respect of which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Manager’s Undertaking” means, in relation to an Approved Manager, the letter of undertaking from the Approved Manager, inter alia, subordinating the rights of such Approved Manager against the Vessel and the Charterers to the rights of the Owners and their financiers (if any) in an agreed form.

“Market Value” means, in relation to the Vessel or any Other Vessel at any relevant time, the valuation prepared:

(a)	on a date no earlier than thirty (30) days previously (or, in the case of the Initial Market Value of the Vessel, three (3) month prior to the Commencement Date);

(b)	without physical inspection of the Vessel or that Other Vessel; and

(c)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing and a willing buyer, free of any existing charter or other contract of employment and such valuations shall be prepared by an Approved Valuer.

“MARPOL Protocol” means Annex VI (Regulations for the Prevention of Air Pollution from Ships) to the International Convention for the Prevention of Pollution from Ships 1973 (as amended in 1978 and 1997).

“Material Adverse Effect” means, in the reasonable opinion of the Owners, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of the Charterers or the Guarantor and its subsidiaries as a whole; or

(b)	the ability of any Relevant Person or Approved Manager to perform its obligations under any Leasing Document to which it is a party; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security Interests granted pursuant to any of the Leasing Documents or the rights or remedies of the Owners under any of the Leasing Documents.

“MOA” means the memorandum of agreement entered into by the Charterers as sellers and the Owners as buyers dated on the date of this Charter in relation to the sale and purchase of the Vessel.

“Mortgagee” has the meaning given to that term in Clause 35.3.

“Original Financial Statements” means the Guarantor’s audited consolidated financial statements for the financial year ended 31 December 2017.

“Original Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be), the jurisdiction under whose laws they are respectively incorporated as at the date of this Charter.

“Other Charter” means the bareboat charterparty entered into between the relevant Other Owner and the relevant Other Charterer In respect of any of the Other Vessels.

“Other Charterer” means Jasmer Shipholding Ltd., Inastros Maritime Corp., Jaspero Shiptrade S.A., Thetida Marine Co., Sui An Navigation Limited, Pingel Navigation Limited, Ebba

Navigation Limited, Clan Navigation Limited, Evian Shiptrade Ltd, Bertyl Ventures Co., Olympia II Navigation Limited, Isolde Shipping Inc., Rodman Maritime Corp., Silvanus Marine Company, Morven Chartering Inc., Enplo Shipping Limited or Velour Management Corp. (and “Other Charterers” mean all of them).

“Other Owner” means Ocean Dawn Shipping Limited or Ocean Wood Tang Shipping Limited (and “Other Owners” means all of them).

“Other Vessel” means APL Atlanta, APL Denver, APL Los Angeles, APL Oakland, MOL Dedication, MOL Delight, MOL Destiny, MOL Devotion, Navios Amaranth, Navios Azure, Navios Domino, Navios Indigo, Navios Spring, Navios Summer, Navios Verano, Navios Verde or Navios Vermilion (and “Other Vessels” means all of them).

“Outstanding Principal Balance” means, at the relevant time, the aggregate of:

(a)	the Charterhire Principal Balance; and

(b)	the then applicable Purchase Obligation Price.

“Owners’ Sale” has the meaning given to that term in Clause 40.3(a)(iii).

“Party” means either party to this Charter.

“Payment Date” means each of the sixty (60) dates upon which Charterhire is to be paid by the Charterers to the Owners pursuant to Clause 36.

“Permitted Security Interests” means:

(a)	Security Interests created by a Leasing Document or a Financial Instrument;

(b)	other Security Interests Permitted by the Owners in writing;

(c)	liens for unpaid master’s and crew’s wages (in each case not overdue) in accordance with the ordinary course of operation of the Vessel or in accordance with usual reputable maritime practice;

(d)	liens for salvage;

(e)	liens for master’s disbursements incurred in the ordinary course of trading;

(f)

any other liens arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of the Vessel provided such liens do not secure amounts more than 30 days overdue;

(g)

any Security Interest created in favour of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Owners are prosecuting or defending such action in good faith by appropriate steps; and

(h)

Security Interests arising by operation of law in respect of taxes which are not overdue or for payment of taxes which are overdue for payment but which are being contested by the Owners or the Charterers in good.

“Post-enforcement Interests” has the meaning given to that term in 40.3(a)(ii).

“Potential Termination Event” means, an event or circumstance which, with the giving of any notice, the lapse of time, a determination of the Owners and/or the satisfaction of any other condition, would constitute a Termination Event.

“Prepayment Sum” means, in respect of each Purchase Option Date (which shall also be a Payment Date), the amount in Dollars set out in Schedule IV next to each such Payment Date in Schedule IV.

“Prepositioning Date” means the date on which the Owners are obliged to deposit the Relevant Amount with the Sellers’ Account (as defined in the MOA) pursuant to Clause 19(b) of the MOA.

“Purchase Obligation” means the purchase obligation referred to in Clause 48.

“Purchase Obligation Date” means the date on which the Owners shall transfer the legal and beneficial interest in the Vessel to the Charterers, and the Charterers shall purchase the Vessel, being the date falling on the last day of the Charter Period.

“Purchase Obligation Price” means fifty per cent. (50%) of the Financing Amount.

“Purchase Price” has the meaning given to that term in the MOA.

“Purchase Option” means the early termination option which the Charterers are entitled to pursuant to Clause 47.

“Purchase Option Date” has the meaning given to that term in Clause 47.1.

“Purchase Option Notice” has the meaning given to that term in Clause 47.1.

“Purchase Option Price” means the aggregate of:

(a)	Prepayment Sum as at the Purchase Option Date;

(b)	the Charterhire payable on the Purchase Option Date but for the exercise of the purchase option by the Charterers pursuant to Clause 47;

(c)	any default interest accrued as at the Purchase Option Date;

(d)	any legal costs incurred by the Owners in connection with the exercise of the Purchase Option under Clause 47; and

(e)	all other amounts payable under this Charter and the other Leasing Documents together with any applicable interest thereon.

“Quiet Enjoyment Agreement” means the quiet enjoyment agreement executed or to be executed between, amongst others, the Charterers, the Owners and the Owners’ financiers in the agreed form.

“Relevant Amount” shall have the meaning as defined under the MOA.

“Relevant Person” means the Charterers, the Other Charterers, the Guarantor, the Shareholder and such other party providing security to the Owners for the Charterers’ obligations under this Charter pursuant to a Security Document or otherwise (but not including the Subcharterer, any Approved Subcharterer and the Approved Manager).

“Relevant Jurisdiction” means, in relation to any Relevant Person, Approved Subcharterer or Approved Manager (as the case may be):

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any property owned by it and charged under a Leasing Document is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	any jurisdiction whose laws govern the perfection of any of the Leasing Documents entered into by it creating a Security Interest.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any act or event such as is referred to in paragraph (b) of the definition of “Total Loss”.

“Restricted Countries” means those countries subject to country-wide or territory-wide Sanctions and/or trade embargoes, in particular but not limited to pursuant to the U.S.‘s Office of Foreign Asset Control of the U.S. Department of Treasury (“OFAC”) or the United Nations including at the date of this Charter, but without limitation, Iran, North Korea, Sudan and Syria and any additional countries based on respective country-wide or territory-wide Sanctions being imposed by OFAC or any of the regulative bodies referred to in the definition of Restricted Persons.

“Restricted Person” means a person, entity or any other parties (i) located, domiciled, resident or incorporated in Restricted Countries, and/or (ii) subject to any sanction administrated by the United Nations, the European Union, Switzerland, the United States and the OFAC, the United Kingdom, Her Majesty’s Treasury (“HMT”) and the Foreign and Commonwealth Office of the United Kingdom, the People’s Republic of China and/or (iii) owned or controlled by or affiliated with persons, entities or any other parties as referred to in (i) and (ii).

“Sanctions” means any sanctions, embargoes, freezing provisions, prohibitions or other restrictions relating to trading, doing business, investment, exporting, financing or making assets available (or other activities similar to or connected with any of the foregoing) imposed by law or regulation of United Kingdom, the United States of America (including, without limitation, CISADA and OFAC), the United Nations, the People’s Republic of China or the Council of the European Union.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of a Relevant Person or the Approved Manager or any Approved Subcharterer to the Owners under or in connection with the Leasing Documents or any judgment relating to the Leasing Documents; and for this purpose, there shall be disregarded any total or partial discharge of these liabilities, or variation of their terms, which is effected by, or in connection with, any bankruptcy, liquidation, arrangement or other procedure under the insolvency laws of any country.

“Security Documents” means the Guarantee, the Account Security, the General Assignment, the Shares Pledge, the Manager’s Undertaking and any other security documents granted as security for the obligations of the Charterers under or in connection with this Charter.

“Security Interest” means:

(a)

a mortgage, charge (whether fixed or floating) or pledge, any maritime or other lien, assignment, hypothecation or any other security interest of any kind or any other agreement or arrangement having the effect of conferring a security interest;

(b)	the security rights of a plaintiff under an action in rem; or

(c)	any other right which confers on a creditor or potential creditor a right or privilege to receive the amount actually or contingently due to it ahead of the general unsecured creditors of the debtor concerned; however this paragraph (c) does not apply to a right of set off or combination of accounts conferred by the standard terms of business of a bank or financial institution.

“Security Period” means the period commencing on the date hereof and ending on the date on which the Owners are reasonably satisfied that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Shareholder” means Navios Partners Containers Inc.

“Shares Pledge” means the shares pledge over the shares in the Charterers to be executed by the Guarantor in favour of the Owners on or around the date of this Charter.

“Short Term Time Subcharter” means a subcharter of the Vessel on a time charter basis with a charter period not exceeding and not capable of exceeding thirteen (13) months (taking into account any optional extension period)

“Subcharter” means the subcharter with the particulars set out under Schedule IV.

“Term” means, in relation to the definitions of “Charterhire” and for the purpose of Clause 45, a period of one (1) month’s duration provided that:

(a)	the first Term shall commence on the Commencement Date;

(b)	each subsequent Term shall commence on the last day of the preceding Term;

(c)

any Term which would otherwise end on a non-Business Day shall instead end on the next following Business Day or, if that Business Day is in another calendar month, on the immediately preceding Business Day;

(d)

if any Term commences on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month one (1) month thereafter, as the case may be, that Term shall, subject to paragraphs (c), (e) and (f), end on the last Business Day of such later calendar month;

(e)	any Term which would otherwise overrun a Payment Date shall instead end on that Payment Date; and

(f)	, except for the purpose of Clause 45 any Term which would otherwise extend beyond the Charter Period shall instead end on the last day of the Charter Period.

“Termination Event” means any event described in Clause 44.

“Termination Purchase Price” means, in respect of any date (for the purpose of this definition only, the “Relevant Date”), the aggregate of:

(a)	the Outstanding Principal Balance as at the Relevant Date;

(b)	any accrued but unpaid interest as at the Relevant Date;

(c)	any Breakfunding Costs;

(d)

any documented costs and expenses incurred by the Owners (and their financiers (if any)) in locating, repossessing or recovering the Vessel or collecting any payments due under this Charter or in obtaining the due performance of the obligations of the Charterers under this Charter or the other Leasing Documents and any default interest in relation thereto; and

(e)	all other outstanding amounts payable under this Charter together with any applicable interest thereon.

“Total Loss” means:

(a)	actual, constructive, compromised, agreed or arranged total loss of the Vessel;

(b)

any expropriation, confiscation, requisition or acquisition of the Vessel, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding 1 year without any right to an extension) unless it is redelivered within twenty-one (21) days to the full control of the Owners or the Charterers; or

(c)

any arrest, capture, seizure or detention of the Vessel (including any hijacking or theft but excluding any event specified in paragraph (b) of this definition) unless it is redelivered within thirty (30) days to the full control of the Owners or the Charterers.

“Trust Deed” means a trust deed dated on or around the date of this Charter entered into between the Owners, the Other Owners, the Charterers, the Other Charterers, the Guarantor and the Approved Manager which, inter alia, sets out the obligations of the Owners in respect of holding on trust all moneys or other assets received or recovered by or on behalf of the Owners by virtue of any Security Interest or other rights granted to the Owners under or by virtue of the Security Documents.

“US Tax Obligor” means (a) a person which is resident for tax purposes in the United States of America or (b) a person some or all of whose payments under the Leasing Documents are from sources within the United States for United States federal income tax purposes.

“Vessel” means the vessel named Navios Amarillo with particulars stated in Boxes 6 to 12 of this Charter and which is to be registered under the name of the Owners with the Marshall Islands registry upon Delivery.

59.2	In this Charter:

“Approved Manager”, “Approved Subcharterer”, “Charterers”, “Other Charterers”, “Other Owners”, “Owners”, “Relevant Person”, “Subcharterer” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Leasing Documents.

“agreed form” means, in relation to a document, such document in a form agreed in writing by the Owners;

“asset” includes every kind of property, asset, interest or right, including any present, future or contingent right to any revenues or other payment;

“company” includes any partnership, joint venture and unincorporated association;

“consent” includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration, notarisation and legalisation;

“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;

“continuing” means, in relation to any Termination Event, a Termination Event which has not been waived by the Owners and in relation to any Potential Termination Event, a Potential Termination Event which has not been waived by the Owners;

“control” over a particular company means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(a)	cast, or control the casting of, more than fifty per cent (50%), of the maximum number of votes that might be cast at a general meeting of such company; or

(b)	appoint or remove all, or the majority, of the directors or other equivalent officers of such company; or

(c)	give directions with respect to the operating and financial policies of such company with which the directors or other equivalent officers of such company are obliged to comply;

“document” includes a deed; also a letter, fax or telex;

“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable value added or other tax;

“financiers” of the Owners means any financing parties or creditors of the Owners for financing part or in full of the Purchase Price, provided that such financing amount shall not exceed the Outstanding Principal Balance at the relevant time and such financing is not restricted under this Charter.

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

“legal or administrative action” means any legal proceeding or arbitration and any administrative or regulatory action or investigation;

“liability” includes every kind of debt or liability (present or future, certain or contingent), whether incurred as principal or surety or otherwise;

“months” shall be construed in accordance with Clause 59.3;

“person” includes any company; any state, political sub-division of a state and local or municipal authority; and any international organisation;

“policy”, in relation to any insurance, includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered (excluding freight, demurrage and defence cover) by a protection and indemnity association which is a member of the International Group of P&I Clubs including pollution risks, extended passenger cover and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 6 of the International Hull Clauses (1/11/02 or 1/11/03), clause 8 of the Institute Time Clauses (Hulls)(1/10/83) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision;

“regulation” includes any regulation, rule, official directive, request or guideline whether or not having the force of law of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

“subsidiary” has the meaning given in Clause 59.4; and

“tax” includes any present or future tax, duty, impost, levy or charge of any kind which is imposed by any state, any political sub-division of a state or any local or municipal authority (including any such imposed in connection with exchange controls), and any connected penalty, interest or fine.

59.3

Meaning of “month”. A period of one or more “months” ends on the day in the relevant calendar month numerically corresponding to the day of the calendar month on which the period started (“the numerically corresponding day”), but:

(a)

on the Business Day following the numerically corresponding day if the numerically corresponding day is not a Business Day or, if there is no later Business Day in the same calendar month, on the Business Day preceding the numerically corresponding day; or

(b)

on the last Business Day in the relevant calendar month, if the period started on the last Business Day in a calendar month or if the last calendar month of the period has no numerically corresponding day;

and “month” and “monthly” shall be construed accordingly.

59.4

Meaning of “subsidiary”. A company (S) is a subsidiary of another company (P) if a majority of the issued shares in S (or a majority of the issued shares in S which carry unlimited rights to capital and income distributions) are directly owned by P or are indirectly attributable to P.

A company (S) is a subsidiary of another company (U) if S is a subsidiary of P and P is in turn a subsidiary of U.

59.5	In this Charter:

(a)

references to a Leasing Document or any other document being in the form of a particular appendix or to any document referred to in the recitals include references to that form with any modifications to that form which the Owners approve;

(b)	references to, or to a provision of, a Leasing Document or any other document are references to it as amended or supplemented, whether before the date of this Charter or otherwise;

(c)	references to, or to a provision of, any law include any amendment, extension, re-enactment or replacement, whether made before the date of this Charter or otherwise; and

(d)	words denoting the singular number shall include the plural and vice versa.

59.6	Headings. In interpreting a Leasing Document or any provision of a Leasing Document, all clauses, sub-clauses and other headings in that and any other Leasing Document shall be entirely disregarded.

EXECUTION PAGE OWNERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) Ocean Dazzle Shipping Limited ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS SIGNED ) by ) for and on behalf of ) Anthimar Marine Inc. ) as ) in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )

EXECUTION PAGE OWNERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) Ocean Dazzle Shipping Limited ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 CHARTERERS signed Efstratios G. Camatsos ) for and on behalf of ) Anthimar Marine Inc. ) in the presence of: SHRAIYA THAPA ) Witness’ signature: ) Witness’ name: WATSON, FARLEY & WILLIAMS ) Witness’ address: ‘ 348 SYNGROU AVENUE ) KALLITHEA 176 74 ATHENS - GREECE

MEMORANDUM OF AGREEMENT

Norwegian Shipbrokers' Association's Memorandum of Agreement for sale and purchase of ships. Adopted by BIMCO in 1956.
Code-name
SALEFORM 2012
Revised 1966, 1983 and 1986/87, 1993 and 2012

Explanatory Notes for SALEFORM 2012 are available from BIMCO at www.bimco.org

Dated: 25 May 2018 1

Anthimar Marine Inc., a corporation incorporated and existing under the laws of the Republic of Marshall Islands having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands (*Name of sellers*), hereinafter called the "Sellers", have agreed to sell, and 2

Ocean Dazzle Shipping Limited, a company incorporated and existing under the laws of Hong Kong having its registered office at Room 2310, 23/F, C C Wu Building, 302-308 Hennessy Road, Wanchai, Hong Kong (*Name of buyers*), hereinafter called the "Buyers", have agreed to buy: 3

Name of vessel: **Navios Amarillo** 4

IMO Number: **9324849** 5

Classification Society: **DNV GL** 6

Class Notation: **100 A5 Container ship SOLAS-II-2,Reg.19 IW RSD MC AUT TMON (oil lubricated)** 7

Year of Build: **2007** Builder/Yard: **Dalian Shipyard Co., Ltd.** 8

Flag: **Marshall Islands** Place of Registration: **Marshall Islands** GT/NT: **39,906** / **24,504** 9

hereinafter called the "Vessel", on the following terms and conditions: 10

Definitions – see also Clause 28 11
"Agreement" means this memorandum of agreement which shall for the avoidance of doubt, include the rider provisions from Clauses 19 to 28.

~~"Banking Days" are days on which banks are open both in the country of the currency stipulated for~~ 12
~~the Purchase Price in Clause 1 (Purchase Price) and in the place of closing stipulated in Clause 8~~ 13
~~(Documentation) and ______ (*add additional jurisdictions as appropriate*).~~ 14

Printed by BIMCO's idea

"Buyers' Nominated Flag State" means **Marshall Islands** (*state flag state*). 15

"Cancelling Date" has the meaning given to that term in Clause 5. 16

"Conditions Precedent" has the meaning given to that term in Clause 8(a).

"Class" means the class notation referred to above. 17

"Classification Society" means the **Classification** Society referred to above.

"~~"~~Dollars" or "$" mean United States dollars, being the lawful currency of the United States of America.~~Deposit" shall have the meaning given in Clause 2 (Deposit)~~ 18
~~"Deposit Holder" means ______ (*state name and location of Deposit Holder*) or, if left blank, the~~ 19
~~Sellers' Bank, which shall hold and release the Deposit in accordance with this Agreement.~~ 20

"In writing" or "written" means a letter handed over from the Sellers to the Buyers or vice versa, a 21 registered letter, e-mail or telefax. 22

"Parties" means the Sellers and the Buyers. 23

~~"Purchase Price" means the price for the Vessel as stated in Clause 1 (Purchase Price).~~ 24

~~"Sellers' Account" means ______ (*state details of bank account*) at the Sellers' Bank.~~ 25

~~"Sellers' Bank" means (*state name of bank, branch and details*) or, if left blank, the bank~~ 26
~~notified by the Sellers to the Buyers for receipt of the balance of the Purchase Price.~~ 27

1. **Purchase Price** 28
See Clause 19~~The Purchase Price is ______ (*state currency and amount both in words and figures*).~~ 29

2. **Deposit – intentionally omitted** 30

Copyright: Norwegian Shipbrokers' Association, Oslo. Published by Norwegian Shipbrokers' Association, Oslo and BIMCO, Copenhagen

This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers' Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers' Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document.

As security for the correct fulfilment of this Agreement the Buyers shall lodge a deposit of 31% (per cent) or, if left blank, 10% (ten per cent), of the Purchase Price (the 32 “Deposit”) in an interest bearing account for the Parties with the Deposit Holder within three (3) 33 Banking Days after the date that: 34 (i) this Agreement has been signed by the Parties and exchanged in original or by 35 e-mail or telefax; and 36 (ii) the Deposit Holder has confirmed in writing to the Parties that the account has been 37 opened. 38 The Deposit shall be released in accordance with joint written instructions of the Parties. 39 Interest, if any, shall be credited to the Buyers. Any fee charged for holding and releasing the 40 Deposit shall be borne equally by the Parties. The Parties shall provide to the Deposit Holder 41 all necessary documentation to open and maintain the account without delay. 42 3. Payment 43 See Clause 19On delivery of the Vessel, but not later than three (3) Banking Days after the date that 44 Notice of Readiness has been given in accordance with Clause 5 (Time and place of delivery and 45 notices): 46 (i) the Deposit shall be released to the Sellers; and 47 (ii) the balance of the Purchase Price and all other sums payable on delivery by the Buyers 48 to the Sellers under this Agreement shall be paid in full free of bank charges to the 49 Sellers’ Account. 50 4. Inspection – intentionally omitted 51 (a)* The Buyers have inspected and accepted the Vessel’s classification records. The Buyers 52 have also inspected the Vessel at/in (state place) on (state date) and have 53 accepted the Vessel following this inspection and the sale is outright and definite, subject only 54 to the terms and conditions of this Agreement. 55 (b)* The Buyers shall have the right to inspect the Vessel’s classification records and declare 56 whether same are accepted or not within (state date/period). 57 The Sellers shall make the Vessel available for inspection at/in (state place/range) within 58 (state date/period). 59 The Buyers shall undertake the inspection without undue delay to the Vessel. Should the 60 Buyers cause undue delay they shall compensate the Sellers for the losses thereby incurred. 61 The Buyers shall inspect the Vessel without opening up and without cost to the Sellers. 62 During the inspection, the Vessel’s deck and engine log books shall be made available for 63 examination by the Buyers. 64 The sale shall become outright and definite, subject only to the terms and conditions of this 65 Agreement, provided that the Sellers receive written notice of acceptance of the Vessel from 66 the Buyers within seventy-two (72) hours after completion of such inspection or after the 67 date/last day of the period stated in Line 59, whichever is earlier. 68 Should the Buyers fail to undertake the inspection as scheduled and/or notice of acceptance of 69 the Vessel’s classification records and/or of the Vessel not be received by the Sellers as 70 aforesaid, the Deposit together with interest earned, if any, shall be released immediately to the 71 Buyers, whereafter this Agreement shall be null and void. 72 *4(a) and 4(b) are alternatives; delete whichever is not applicable. In the absence of deletions, 73 alternative 4(a) shall apply. 74 5. Time and place of delivery and notices 75 (a) The Vessel shall be delivered and taken over safely afloat at a safe and accessible berth or 76 anchorage at/in (state place/range) in the Sellers’ option and subject to such conditions as 77 may be agreed by the Buyers and subject further to the delivery of the Vessel in such place not causing the Buyers to incur additional tax liabilities to those that the Buyers would have incurred had the sale been completed in international waters. Notice of Readiness shall not be tendered before: (date) 78 Cancelling Date (see Clauses 5(c) , 6 (a)(i), 6 (a) (iii) and 14): 30 June 2018 (or such later date as may 79 be agreed by the Sellers and the Buyers in writing) (the “Cancelling Date”) This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 2

(b) The Sellers shall keep the Buyers well informed of the Vessel’s itinerary and shall 80 provide the Buyers with twenty (20), ten (10), five (5) and three (3) days’ notice of the date the 81 Sellers intend to tender Notice of Readiness and of the intended place of delivery. 82 When the Vessel is, on a day being a Business Day, at the place of delivery and physically ready for 83 delivery in accordance with this Agreement, the Sellers shall give the Buyers a written Notice of Readiness for delivery. 84 (c) If the Sellers anticipate that, notwithstanding the exercise of due diligence by them, the 85 Vessel will not be ready for delivery by the Cancelling Date they may notify the Buyers in writing 86 stating the date when they anticipate that the Vessel will be ready for delivery and proposing a 87 new Cancelling Date. Upon receipt of such notification the Buyers shall have the option of 88 either cancelling this Agreement in accordance with Clause 14 (Sellers’ Default) within three (3) 89 Banking Business Days of receipt of the notice or of accepting the new date as the new Cancelling 90 Date. If the Buyers have not declared their option within three (3) Banking Business Days of receipt of the 91 Sellers’ notification or if the Buyers accept the new date, the date proposed in the Sellers’ 92 notification shall be deemed to be the new Cancelling Date and shall be substituted for the 93 Cancelling Date stipulated in line 79. 94 If this Agreement is maintained with the a new Cancelling Date all other terms and conditions 95 hereof including those contained in Clauses 5(b) and 5(d) shall remain unaltered and in full 96 force and effect. 97 (d) Cancellation, failure to cancel or acceptance of the a new Cancelling Date shall be entirely 98 without prejudice to any claim for damages the Buyers may have under Clause 14 (Sellers’ 99 Default) for the Vessel not being ready by the original Cancelling Date. 100 (e) Should the Vessel become an actual, constructive or compromised t Total lLoss before delivery 101 the Deposit together with interest earned, if any, shall be released immediately to the Buyers 102 whereafter this Agreement shall be null and voidterminate (provided that any provision hereof 103 expressed to survive such termination shall do so in accordance with its terms). 6. Divers Inspection / Drydocking – intentionally omitted 104 (a)* 105 (i) The Buyers shall have the option at their cost and expense to arrange for an underwater 106 inspection by a diver approved by the Classification Society prior to the delivery of the 107 Vessel. Such option shall be declared latest nine (9) days prior to the Vessel’s intended 108 date of readiness for delivery as notified by the Sellers pursuant to Clause 5(b) of this 109 Agreement. The Sellers shall at their cost and expense make the Vessel available for 110 such inspection. This inspection shall be carried out without undue delay and in the 111 presence of a Classification Society surveyor arranged for by the Sellers and paid for by 112 the Buyers. The Buyers’ representative(s) shall have the right to be present at the diver’s 113 inspection as observer(s) only without interfering with the work or decisions of the 114 Classification Society surveyor. The extent of the inspection and the conditions under 115 which it is performed shall be to the satisfaction of the Classification Society. If the 116 conditions at the place of delivery are unsuitable for such inspection, the Sellers shall at 117 their cost and expense make the Vessel available at a suitable alternative place near to 118 the delivery port, in which event the Cancelling Date shall be extended by the additional 119 time required for such positioning and the subsequent re-positioning. The Sellers may 120 not tender Notice of Readiness prior to completion of the underwater inspection. 121 (ii) If the rudder, propeller, bottom or other underwater parts below the deepest load line are 122 found broken, damaged or defective so as to affect the Vessel’s class, then (1) unless 123 repairs can be carried out afloat to the satisfaction of the Classification Society, the 124 Sellers shall arrange for the Vessel to be drydocked at their expense for inspection by 125 the Classification Society of the Vessel’s underwater parts below the deepest load line, 126 the extent of the inspection being in accordance with the Classification Society’s rules (2) 127 such defects shall be made good by the Sellers at their cost and expense to the 128 satisfaction of the Classification Society without condition/recommendation** and (3) the 129 Sellers shall pay for the underwater inspection and the Classification Society’s 130 attendance. 131 Notwithstanding anything to the contrary in this Agreement, if the Classification Society 132 do not require the aforementioned defects to be rectified before the next class 133 drydocking survey, the Sellers shall be entitled to deliver the Vessel with these defects 134 against a deduction from the Purchase Price of the estimated direct cost (of labour and 135 materials) of carrying out the repairs to the satisfaction of the Classification Society, 136 whereafter the Buyers shall have no further rights whatsoever in respect of the defects 137 and/or repairs. The estimated direct cost of the repairs shall be the average of quotes 138 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 3 for the repair work obtained from two reputable independent shipyards at or in the 139 vicinity of the port of delivery, one to be obtained by each of the Parties within two (2) 140 Banking Days from the date of the imposition of the condition/recommendation, unless 141 the Parties agree otherwise. Should either of the Parties fail to obtain such a quote within 142 the stipulated time then the quote duly obtained by the other Party shall be the sole basis 143 for the estimate of the direct repair costs. The Sellers may not tender Notice of 144 Readiness prior to such estimate having been established. 145 (iii) If the Vessel is to be drydocked pursuant to Clause 6(a)(ii) and no suitable dry-docking 146 facilities are available at the port of delivery, the Sellers shall take the Vessel to a port 147 where suitable drydocking facilities are available, whether within or outside the delivery 148 range as per Clause 5(a). Once drydocking has taken place the Sellers shall deliver the 149 Vessel at a port within the delivery range as per Clause 5(a) which shall, for the purpose 150 of this Clause, become the new port of delivery. In such event the Cancelling Date shall 151 be extended by the additional time required for the drydocking and extra steaming, but 152 limited to a maximum of fourteen (14) days. 153 (b)* The Sellers shall place the Vessel in drydock at the port of delivery for inspection by the 154 Classification Society of the Vessel’s underwater parts below the deepest load line, the extent 155 of the inspection being in accordance with the Classification Society’s rules. If the rudder, 156 propeller, bottom or other underwater parts below the deepest load line are found broken, 157 damaged or defective so as to affect the Vessel’s class, such defects shall be made good at the 158 Sellers’ cost and expense to the satisfaction of the Classification Society without 159 condition/recommendation**. In such event the Sellers are also to pay for the costs and 160 expenses in connection with putting the Vessel in and taking her out of drydock, including the 161 drydock dues and the Classification Society’s fees. The Sellers shall also pay for these costs 162 and expenses if parts of the tailshaft system are condemned or found defective or broken so as 163 to affect the Vessel’s class. In all other cases, the Buyers shall pay the aforesaid costs and 164 expenses, dues and fees. 165 (c) If the Vessel is drydocked pursuant to Clause 6 (a)(ii) or 6 (b) above: 166 (i) The Classification Society may require survey of the tailshaft system, the extent of the 167 survey being to the satisfaction of the Classification surveyor. If such survey is 168 not required by the Classification Society, the Buyers shall have the option to require the 169 tailshaft to be drawn and surveyed by the Classification Society, the extent of the survey 170 being in accordance with the Classification Society’s rules for tailshaft survey and 171 consistent with the current stage of the Vessel’s survey cycle. The Buyers shall declare 172 whether they require the tailshaft to be drawn and surveyed not later than by the 173 completion of the inspection by the Classification Society. The drawing and refitting of 174 the tailshaft shall be arranged by the Sellers. Should any parts of the tailshaft system be 175 condemned or found defective so as to affect the Vessel’s class, those parts shall be 176 renewed or made good at the Sellers’ cost and expense to the satisfaction of 177 Classification Society without condition/recommendation**. 178 (ii) The costs and expenses relating to the survey of the tailshaft system shall be borne by 179 the Buyers unless the Classification Society requires such survey to be carried out or if 180 parts of the system are condemned or found defective or broken so as to affect the 181 Vessel’s class, in which case the Sellers shall pay these costs and expenses. 182 (iii) The Buyers’ representative(s) shall have the right to be present in the drydock, as 183 observer(s) only without interfering with the work or decisions of the Classification 184 Society surveyor. 185 (iv) The Buyers shall have the right to have the underwater parts of the Vessel 186 cleaned and painted at their risk, cost and expense without interfering with the Sellers’ or the 187 Classification Society surveyor’s work, if any, and without affecting the Vessel’s timely 188 delivery. If, however, the Buyers’ work in drydock is still in progress when the 189 Sellers have completed the work which the Sellers are required to do, the additional 190 docking time needed to complete the Buyers’ work shall be for the Buyers’ risk, cost and 191 expense. In the event that the Buyers’ work requires such additional time, the Sellers 192 may upon completion of the Sellers’ work tender Notice of Readiness for delivery whilst 193 the Vessel is still in drydock and, notwithstanding Clause 5(a), the Buyers shall be 194 obliged to take delivery in accordance with Clause 3 (Payment), whether the Vessel is in 195 drydock or not. 196 *6 (a) and 6 (b) are alternatives; delete whichever is not applicable. In the absence of deletions, 197 alternative 6 (a) shall apply. 198 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 4

**Notes or memoranda, if any, in the surveyor’s report which are accepted by the Classification 199 Society without condition/recommendation are not to be taken into account. 200 7. Spares, bunkers and other items 201 The Sellers shall deliver the Vessel to the Buyers with everything belonging to her on board 202 and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or 203 spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspectiondelivery 204 used or unused, whether on board or not shall become the Buyers’ property, but spares on 205 order are excluded. Forwarding charges, if any, shall be for the Buyers’ account. The Sellers 206 are not required to replace spare parts including spare tail-end shaft(s) and spare 207 propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to 208 delivery, but the replaced items shall be the property of the Buyers. Unused stores and 209 provisions shall be included in the sale and be taken over by the Buyers without extra payment. 210 Library and forms exclusively for use in the Sellers’ vessel(s) and captain’s, officers’ and crew’s 211 personal belongings including the slop chest are excluded from the sale without compensation, 212 as well as the following additional items: (include list) 213 Items on board which are on hire or owned by third parties, listed as follows, are excluded from 214 the sale without compensation: (include list) 215 Items on board at the time of inspection which are on hire or owned by third parties, not listed 216 above, shall be replaced or procured by the Sellers prior to delivery at their cost and expense. 217 The Buyers shall take over remaining bunkers and unused lubricating and hydraulic oils and 218 greases in storage tanks and unopened drums at no extra cost.and pay either 219 (a) *the actual net price (excluding barging expenses) as evidenced by invoices or vouchers; or 220 (b) *the current net market price (excluding barging expenses) at the port and date of delivery 221 of the Vessel or, if unavailable, at the nearest bunkering port, 222 for the quantities taken over. 223 Payment under this Clause shall be made at the same time and place and in the same 224 currency as the Purchase Price. 225 “inspection” in this Clause 7, shall mean the Buyers’ inspection according to Clause 4(a) or 4(b) 226 (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this 227 Agreement shall be the relevant date. 228 *(a) and (b) are alternatives, delete whichever is not applicable. In the absence of deletions 229 alternative (a) shall apply. 230 8. Documentation 231 The place of closing: To be mutually agreed between the Sellers and the Buyers 232 (a) In exchange for pPayment of the Purchase Price by the Buyers to the Sellers shall be subject to 233 Clause 20 and conditional on the Buyers having on or prior to delivery of the Vessel on the Delivery Date received, or being satisfied as to, provide the Buyers with the following delivery documentsitems: 234 (i) Legal Bill(s) of Sale in a form recordable in the Buyers’ Nominated Flag State, 235 transferring title of the Vessel and stating that the Vessel is free from all mortgages, 236 encumbrances and maritime liens (whether maritime or otherwise) or any other debts 237 whatsoever, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State; 238 (ii) Acceptance of Sale in a form recordable in the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled, as required by the Buyers’ Nominated Flag State. (iiiii) Evidence that all necessary corporate, shareholder and other action has been taken by 239 the Sellers to authorise the execution, delivery and performance of this Agreement; 240 (iiiiv) Power of Attorney of the Sellers appointing one or more representatives to act on behalf 241 of the Sellers in the performance of this Agreement, duly notarially attested and legalised 242 or apostilled (as appropriate); 243 (ivv) Certificate or Transcript of Registry issued by the competent authorities of the flag state 244 on the date of delivery evidencing the Sellers’ ownership of the Vessel and that the 245 Vessel is free from registered encumbrances and mortgages, to be faxed or e-mailed by 246 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 5 such authority to the closing meeting with the original to be sent to the Buyers as soon as 247 possible after delivery of the Vessel; 248 (vvi) Declaration of Class or (depending on the Classification Society) a Class Maintenance 249 Certificate issued within three (3) Business Banking Days prior to delivery confirming that the 250 Vessel is in Class free of condition/recommendation; 251 (vi) Certificate of Deletion of the Vessel from the Vessel’s registry or other official evidence of 252 deletion appropriate to the Vessel’s registry at the time of delivery, or, in the event that 253 the registry does not as a matter of practice issue such documentation immediately, a 254 written undertaking by the Sellers to effect deletion from the Vessel’s registry forthwith 255 and provide a certificate or other official evidence of deletion to the Buyers promptly and 256 latest within four (4) weeks after the Purchase Price has been paid and the Vessel has 257 been delivered; 258 (vii) A copy of the Vessel’s Continuous Synopsis Record certifying the date on which the 259 Vessel ceased to be registered with the Vessel’s registry, or, in the event that the registry 260 does not as a matter of practice issue such certificate immediately, a written undertaking 261 from the Sellers to provide the copy of this certificate promptly upon it being issued 262 together with evidence of submission by the Sellers of a duly executed Form 2 stating 263 the date on which the Vessel shall cease to be registered with the Vessel’s registry; 264 (viiivii) Commercial Invoice for the Vessel; 265 (ix) Commercial Invoice(s) for bunkers, lubricating and hydraulic oils and greases; 266 (x) A copy of the Sellers’ letter to their satellite communication provider cancelling the 267 Vessel’s communications contract which is to be sent immediately after delivery of the 268 Vessel; 269 (xiviii) Any additional documents as may reasonably be required by the competent authorities 270 of the Buyers’ Nominated Flag State for the purpose of registering the Vessel, each in a form 271 acceptable to the Buyers’ Nominated Flag State, duly notarially attested and legalised or apostilled (if required) provided the Buyers notify the Sellers of any such documents as soon as possible after the date of 272 this Agreement; and 273 (xiiix) The Sellers’ letter of confirmation that to the best of their knowledge, the Vessel is not 274 black listed by any nation or international organisation. 275 (x) The items set out in Clause 20. The items set out in this Clause 8(a) (together the “Conditions Precedent”) are inserted for the sole benefit of the Buyers and may be waived in whole or in part with or without conditions by the Buyers. (b) At the time of delivery the Buyers shall provide the Sellers with: 276 (i) Evidence that all necessary corporate, shareholder and other action has been taken by 277 the Buyers to authorise the execution, delivery and performance of this Agreement; and 278 (ii) Power of Attorney of the Buyers (if any) appointing one or more representatives to act on 279 behalf of the Buyers in the performance of this Agreement, duly notarially attested and legalised 280 or apostilled (as appropriate). 281 (c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English 282 language they shall be accompanied by an English translation by an authorised translator or 283 certified by a lawyer qualified to practice in the country of the translated language. 284 (d) The Parties shall to the extent possible exchange copies, drafts or samples of the 285 documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the 286 other party not later than ten (10) days (or such later date as the Buyers may agree) prior to the 287 Vessel’s intended date of readiness for delivery as notified by the Sellers to the Buyers five (5) days prior to the delivery in accordance with Clause 5(b) of this Agreement. (state number of days), or if left blank, nine (9) days prior to the Vessel’s intended date of readiness for delivery as notified by the Sellers pursuant to 288 Clause 5(b) of this Agreement. 289 (e) On delivery, Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) 290 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 6 above, the Sellers shall also hand to the Buyers copies of the classification certificate(s) as well as all plans, 291 drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other 292 certificates which are on board the Vessel shall also be handed over to the Buyers unless 293 the Sellers are required to retain same, in which case the Buyers have the right to take copies. 294 (f) Other technical documentation which may be in the Sellers’ possession shall promptly after 295 delivery be forwarded to the Buyers at their Sellers’ expense, if they so request. The Sellers may keep 296 the Vessel’s log books but the Buyers have the right to take copies of same. 297 (g) The Parties shall sign and deliver to each other a Protocol of Delivery and Acceptance (“the 298 Protocol of Delivery and Acceptance”) confirming the date and time of delivery of the Vessel from the Sellers to the Buyers. 299 9. Encumbrances 300 The Sellers warrant that the Vessel, at the time of delivery, is free from all charters (other than the 301 Bareboat Charter and any current subcharter permitted by the terms of the Leasing Documents), encumbrances, mortgages and maritime liens (whether maritime or otherwise) or any other debts 302 whatsoever, and is not subject to Port State or other administrative detentions. The Sellers hereby undertake to indemnify the 303 Buyers against all consequences of claims made against the Vessel which have been incurred 304 prior to the time of delivery. 305 10. Taxes, fees and expenses 306 Any taxes, fees and expenses in connection with the purchase of the Vessel and registration in the 307 Buyers’ Nominated Flag State shall be for the Buyers’ account, whereas similar charges and in connection 308 with the closing of the Sellers’ register shall be for the Sellers’ account. 309 11. Condition on delivery 310 The Vessel with everything belonging to her shall be at the Sellers’ risk and expense until she is 311 delivered to the Buyers, but subject pursuant to the terms and conditions of this Agreement she shall 312 be delivered and taken over as she was at the time of inspection, fair wear and tear excepted. 313 However, the Vessel shall be delivered free of cargo and free of stowaways with her Class 314 maintained without overdue condition/recommendation*, free of average damage affecting the Vessel’s 315 class, and with her classification certificates and national certificates, as well as all other 316 certificates the Vessel had at the time of inspectiondelivery, valid and unextended without 317 condition/recommendation* by the Classification Society or the relevant authorities at the time 318 of delivery. 319 “inspection” in this Clause 11, shall mean the Buyers’ inspection according to Clause 4(a) or 320 4(b) (Inspections), if applicable. If the Vessel is taken over without inspection, the date of this 321 Agreement shall be the relevant date. 322 *Notes and memoranda, if any, in the surveyor’s report which are accepted by the Classification 323 Society without condition/recommendation are not to be taken into account. 324 12. Name/markings – intentionally omitted 325 Upon delivery the Buyers undertake to change the name of the Vessel and alter funnel 326 markings. 327 13. Buyers’ default 328 Should the Deposit not be lodged in accordance with Clause 2 (Deposit), the Sellers have the 329 right to cancel this Agreement, and they shall be entitled to claim compensation for their losses 330 and for all expenses incurred together with interest. 331 Should the Purchase Price not be paid in accordance with Clause 3 (Payment)this Agreement, the 332 Sellers have the right to cancel this Agreement, in which case it shall terminate whereupon all the Buyers’ 333 liabilities hereunder shall be extinguished. the Deposit together with interest earned, if any, shall be released to the Sellers. If the Deposit does not cover their loss, the 334 Sellers shall be entitled to claim further compensation for their losses and for all expenses 335 incurred together with interest. 336 14. Sellers’ default 337 Should the Sellers fail to give Notice of Readiness in accordance with Clause 5(b) or fail to be 338 ready to validly complete a legal transfer by the Cancelling Date the Buyers shall have the 339 option of cancelling this Agreement. If after Notice of Readiness has been given but before 340 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 7 the Buyers have taken delivery, the Vessel ceases to be physically ready for delivery and is not 341 made physically ready again by the Cancelling Date and new Notice of Readiness given, the 342 Buyers shall retain their option to cancel. In the event that the Buyers elect to cancel this 343 Agreement, the Deposit together with interest earned, if any, shall be released to them 344 immediately. 345 Without prejudice to any of the rights the Buyers may have under the Leasing Documents, at law 346 or otherwise, Sshould the Sellers fail to give Notice of Readiness by the Cancelling Date or fail to be ready to validly complete a legal transfer as aforesaid they shall make due compensation to the Buyers 347 for their direct and documented loss and for all documented expenses together with 348 interest accrued in accordance with the terms of the Leasing Documentsif their failure is due to proven negligence and whether or not the Buyers cancel this Agreement. 349 15. Buyers’ representatives – intentionally omitted 350 After this Agreement has been signed by the Parties and the Deposit has been lodged, the 351 Buyers have the right to place two (2) representatives on board the Vessel at their sole risk and 352 expense. 353 These representatives are on board for the purpose of familiarisation and in the capacity of 354 observers only, and they shall not interfere in any respect with the operation of the Vessel. The 355 Buyers and the Buyers’ representatives shall sign the Sellers’ P&I Club’s standard letter of 356 indemnity prior to their embarkation. 357 16. Law and Arbitration See Clause 25 358 (a) *This Agreement shall be governed by and construed in accordance with English law and 359 any dispute arising out of or in connection with this Agreement shall be referred to arbitration in 360 London in accordance with the Arbitration Act 1996 or any statutory modification or re- 361 enactment thereof save to the extent necessary to give effect to the provisions of this Clause. 362 The arbitration shall be conducted in accordance with the London Maritime Arbitrators 363 Association (LMAA) Terms current at the time when the arbitration proceedings are 364 commenced. 365 The reference shall be to three arbitrators. A party wishing to refer a dispute to arbitration shall 366 appoint its arbitrator and send notice of such appointment in writing to the other party requiring 367 the other party to appoint its own arbitrator within fourteen (14) calendar days of that notice and 368 stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own 369 arbitrator and gives notice that it has done so within the fourteen (14) days specified. If the 370 other party does not appoint its own arbitrator and give notice that it has done so within the 371 fourteen (14) days specified, the party referring a dispute to arbitration may, without the 372 requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator 373 and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on 374 both Parties as if the sole arbitrator had been appointed by agreement. 375 In cases where neither the claim nor any counterclaim exceeds the sum of US$100,000 the 376 arbitration shall be conducted in accordance with the LMAA Small Claims Procedure current at 377 the time when the arbitration proceedings are commenced. 378 (b) *This Agreement shall be governed by and construed in accordance with Title 9 of the 379 United States Code and the substantive law (not including the choice of law rules) of the State 380 of New York and any dispute arising out of or in connection with this Agreement shall be 381 referred to three (3) persons at New York, one to be appointed by each of the parties hereto, 382 and the third by the two so chosen; their decision or that of any two of them shall be final, and 383 for the purposes of enforcing any award, judgment may be entered on an award by any court of 384 competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the 385 Society of Maritime Arbitrators, Inc. 386 In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the 387 arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the 388 Society of Maritime Arbitrators, Inc. 389 (c) This Agreement shall be governed by and construed in accordance with the laws of 390 (state place) and any dispute arising out of or in connection with this Agreement shall be 391 referred to arbitration at (state place), subject to the procedures applicable there. 392 *16(a), 16(b) and 16(c) are alternatives; delete whichever is not applicable. In the absence of 393 deletions, alternative 16(a) shall apply. 394 17. Notices See Clause 27 395 This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document. 8

Contact details for recipient & ofnotiGe&are-a&follow&; 397 For the Buyers: 398 For the Sellers: 399 18. Entire Agreement 400 The written terms of this Agreement (together with the other Leasing Documents) comprise the 401 entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous 402 agreements whether oral or written between the Parties in relation thereto. 403 Each of the Parties acknowledges that in entering into this Agreement it has not relied on and 404 shall have no right or remedy in respect of any statement, representation, assurance or 405 warranty (whether or not made negligently) other than as is expressly set out in this Agreement. 406 Any terms implied into this Agreement by any applicable statute or law are hereby excluded to 407 the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude 408 any liability for fraud. 409 Name: Title: Title: This document is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shipbrokers’ Association. Any insertion or deletion to the form must be clearly visible In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original approved document shall apply BIMCO and the Norwegian Shipbrokers Association assume no responsibility For any loss, damage or expense as a result of discrepancies between the original approved document and this computer generated document 9

All notices to be provided under this Agreement shall be in writing. 396 Contact details for recipients of notices are as follows: 397 For the Buyers: 398 For the Sellers: 399 18. Entire Agreement 400 The written terms of this Agreement (together with the other Leasing Documents) comprise the 401 entire agreement between the Buyers and the Sellers in relation to the sale and purchase of the Vessel and supersede all previous 402 agreements whether oral or written between the Parties in relation thereto. 403 Each of the Parties acknowledges that in entering into this Agreement it has not relied on and 404 shall have no right or remedy in respect of any statement, representation, assurance or 405 warranty (whether or not made negligently) other than as is expressly set out in this Agreement. 406 Any terms implied into this Agreement by any applicable statute or law are hereby excluded to 407 the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude 408 any liability for fraud. 409 For and on behalf of the Sellers For and on behalf of the Buyers Name: Name: Title: Title: This document Is a computer generated SALEFORM 2012 form printed by authority of the Norwegian Shlpbrokers’ Association. Any Insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original approved document shall apply. BIMCO and the Norwegian Shipbrokers’ Association assume no responsibility for any loss, damage or expense as a result of discrepencies between the original approved document and this computer generated document. 9

Execution Version

RIDER CLAUSES TO

MEMORANDUM OF AGREEMENT

DATED 25 MAY 2018

Clause 19 – Payment of Purchase Price

(a)	The Purchase Price of the Vessel shall be the lowest of:

(i)	$6,500,000; and

(ii)	the Market Value.

Subject always to Clause 21 and the Conditions Precedent having been satisfied, the Purchase Price of the Vessel shall be paid by the Buyers to the Sellers on delivery of the Vessel on the Delivery Date free of bank charges into the Sellers’ Account.

(b)

The Buyers shall, one (1) Business Day prior to the scheduled delivery date, such scheduled delivery date being the date of delivery of the Vessel set out in the notice to be sent to the Buyers from the Sellers five (5) days before delivery in accordance with Clause 5(b) (the “Preposition Date”) and provided that all amounts due to the Buyers as owners under Clause 41.1 of the Bareboat Charter have been received in full in available funds by the Buyers as owners under the Bareboat Charter, deposit with the Sellers’ Account the Relevant Amount on an unallocated basis in a suspense account with a SWIFT MT103 and a SWIFT MT199 irrevocable conditional release instruction in a form to be agreed (the “SWIFT Payment Instructions”). The amount so deposited shall be transferable and payable to the Sellers or their designated nominee at the Sellers’ Account upon the fulfilment of the conditions set out in the SWIFT Payment Instructions, which shall include the presentation by the Sellers to the Sellers’ Bank of a copy of the duly executed, timed and dated Protocol of Delivery and Acceptance of the Vessel.

(c)	Interest at the rate of the Overnight USD LIBOR plus 350 basis points (the “Remittance Interest”) shall:

(i)	in the event that the Vessel is delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Delivery Date (both dates inclusive); and

(ii)

in the event that the Vessel is not delivered to the Buyers on the Delivery Date, accrue as of the Preposition Date until the Relevant Amount is returned by the Sellers’ Bank to the Buyers in accordance with the SWIFT Payment Instructions (both dates inclusive).

The Sellers shall pay to the Buyers the applicable amount of Remittance Interest as notified by the Buyers to the Sellers within three (3) Business Days of the Buyers’ demand.

Clause 20 – Further conditions precedent

The items referred to in Clause 8(a)(x) are:

(a)	the certificate of incorporation, articles of incorporation and by-laws or other constitutional documents of the Sellers along with an up-to-date certificate of goodstanding;

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(b)

such other documents as the Buyers may reasonably notify the Sellers as being necessary in relation to the Vessel and/or its status (including without limitation, such confirmation of no liens and/or indemnity thereto which the Buyers may require the Sellers to provide or procure in respect of the Vessel);

(c)

a certificate of an authorized signatory of the Sellers certifying that each copy document provided by Sellers to Buyers pursuant to this Agreement is correct, complete and in full force and effect as at a date no earlier than the Delivery Date; and

(d)	the Buyers being satisfied that the conditions precedent set out in the Bareboat Charter, have been, or will be capable of being, satisfied on the Delivery Date.

Clause 21 – Obligation to sell / purchase the Vessel

The Parties’ obligation to sell / purchase the Vessel under this Agreement is conditional upon the simultaneous delivery to and acceptance by the Sellers as bareboat charterers of the Vessel under the Bareboat Charter and that no Potential Termination Event or Termination Event has occurred or will occur as a result of the performance by the Parties of their obligations under this Agreement.

Clause 22 – Physical Presence

If the Buyers’ Nominated Flag State requires the Buyers to have a physical presence or office in the Buyers’ Nominated Flag State, all fees, costs and expenses arising out of or in connection with the establishment and maintenance of such physical presence or office by the Buyers shall be borne by the Sellers.

Clause 23 – Costs and Expense

(a)

The Sellers shall pay such amounts to the Buyers in respect of all costs, claims, expenses, liabilities, losses and fees (including but not limited to any legal fees, vessel registration and tonnage fees) suffered or incurred by or imposed on the Buyers arising from this Agreement or in connection with the delivery, registration and purchase of the Vessel by the Buyers whether prior to, during or after termination of this Agreement and whether or not the Vessel is in the possession of or the control of the Sellers or otherwise.

(b)

Notwithstanding anything to the contrary under the Leasing Documents and without prejudice to any right to damages or other claim which the Buyers may have at any time against the Sellers under this Agreement, the indemnities provided by the Sellers in favour of the Buyers shall continue in full force and effect notwithstanding any breach of the terms of this Agreement or such Leasing Document or termination or cancellation of this Agreement or such Leasing Document pursuant to the terms hereof or thereof or termination of this Agreement or such Leasing Document by the Buyers.

Clause 24 – Sanctions

The Sellers represent and warrant to the Buyers as of the date hereof and at the Delivery Date that:

(a)	they:

(i)	are not a Restricted Person;

(ii)	are not owned or controlled by or acting directly or indirectly on behalf of or for the benefit of, a Restricted Person;

(iii)	do not own or control a Restricted Person; or

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(iv)	do not have a Restricted Person serving as a director, officer or employee; and

(b)

no proceeds of the Purchase Price shall be made available, directly or indirectly, to or for the benefit of a Restricted Person nor shall they be otherwise directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions.

Clause 25 – Governing Law and Jurisdiction

This Agreement and any non-contractual obligations arising under or in connection with it, shall be governed by and construed in accordance with English law.

Any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”)) shall be referred to and finally resolved by arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause 25. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (“LMAA”) Terms current at the time when the arbitration proceedings are commenced.

The reference shall be to three arbitrators. A party wishing to refer a Dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other party requiring the other party to appoint its own arbitrator within 14 calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other party appoints its own arbitrator and gives notice that it has done so within the 14 days specified. If the other party does not appoint its own arbitrator and give notice that it has done so within the 14 days specified, the party referring a Dispute to arbitration may, without the requirement of any further prior notice to the other party, appoint its arbitrator as sole arbitrator and shall advise the other party accordingly. The award of a sole arbitrator shall be binding on both parties as if he had been appointed by agreement. Nothing herein shall prevent the parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

Where the reference is to three arbitrators the procedure for making appointments shall be in accordance with the procedure for full arbitration stated above.

The language of the arbitration shall be English.

Clause 26 - Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Clause 27 - Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Sellers:

c/o Navios ShipManagement Inc.

85 Akti Miaouli

Piraeus 185 38

Greece

Attention: Vassiliki Papaefthymiou

Email: vpapaefthymiou@navios.com

Tel: +30 210 41 72 050

Fax: +30 210 41 72 070

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For the Buyers:

Room 2310, 23/F, C C Wu Building,

302-308 Hennessy Road, Wanchai, Hong Kong

Attention: Rita Wang

Email: wangyuping@msfl.com.cn

Tel: +86 010 68490066 - 9983

Fax: +86 010 68490066 - 9864

Clause 28 – Definitions

Unless otherwise specified herein, capitalised terms in this Agreement shall have the same meaning as in the Bareboat Charter. Furthermore, in this Agreement:

“Approved Valuer” means Clarksons, Barry Rogliano Salles, Maersk Brokers A/S, Fearnleys, Howe Robinson, Maritime Stategies International or any other shipbroker nominated by the Charterers and approved by the Owners.

“Bareboat Charter” means the bareboat charter in respect of the Vessel dated on or about the date hereof and made between the Buyers as owners and the Sellers as bareboat charterers.

“Business Day” means a day on which banks are open for business in the principal business centres of Amsterdam, Hong Kong, Beijing and Athens and (a) in respect of a day on which a payment is required to be made or other dealing is due to take place under a Leasing Document in Dollars, also a day on which commercial banks are open in New York City; and (b) in respect of a day on which Overnight USD LIBOR is to be determined under this Agreement, also a day on which commercial banks are open in London.

“Delivery Date” means the date (being a Business Day) on which the Vessel is delivered to the Buyers pursuant to the terms of this Agreement and thereafter immediately delivered to the Sellers as bareboat charterers pursuant to the terms of the Bareboat Charter.

“Market Value” means, in relation to the Vessel, the valuation prepared by an Approved Valuer selected by the Sellers:

(a)	on a date no earlier than three (3) months prior to the Delivery Date;

(b)	without physical inspection of the Vessel; and

(c)

on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any existing charter or other contract of employment.

“Overnight USD LIBOR” means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars based on a one day maturity rate on the relevant date displayed on page LIBOR 01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters, and if such page or service ceases to be available the Buyers may specify another page or service displaying the relevant rate on such day, or if such day is not a Business Day, the Business Day immediately preceding such day (if the rate as determined above is less than zero, the Overnight USD LIBOR shall be deemed to be zero).

“Purchase Price” means the purchase price of the Vessel payable by the Buyers to the Sellers pursuant to Clause 19 above.

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“Relevant Amount” means an amount equivalent to the Purchase Price.

“Sellers’ Account” means the account in the name of the Seller with ABN AMRO Bank N.V. in USD with the account number NL81ABNA0248310372.

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SINGAPORE/89326235v1

EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by ) for and on behalf of ) Anthimar Marine Inc. ) as ) in the presence of: ) Witness’ signature: ) Witness’ name: ) Witness’ address: )

EXECUTION PAGE BUYERS SIGNED ) by ) as an attorney-in-fact ) for and on behalf of ) OCEAN DAZZLE SHIPPING LIMITED ) in the presence of: ) Witness’ signature: ) Witness’ name: CAO Ying ) Witness’ address: ) Building 8, Beijing Friendship Hotel, 1 South Zhongguancun Street, Haidian District, Beijing, China, 100873 SELLERS SIGNED ) by for and on behalf of ) Anthimar Marine Inc. as in the presence of: Witness’ signature: ) Witness’ name: ) 7 Witness’ address: ) WATSON, FARLEY & WILLIAM 348 SYNGROU AVENUE KALUTHEA 176 74 - GP :